                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04847

                                  ECLIPSE FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: 11/1/04-10/31/05

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

                                           MAINSTAY(R) FUNDS

                                           Annual Report
                                           October 31, 2005

(MAINSTAY INVESTMENTS LOGO)


EQUITY FUNDS


MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Mid Cap Opportunity Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Opportunity Fund


INCOME FUNDS


MainStay Cash Reserves Fund
MainStay Floating Rate Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund


BLENDED FUNDS


MainStay Asset Manager Fund
MainStay Balanced Fund


ASSET ALLOCATION FUNDS


MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

EQUITY FUNDS

MainStay All Cap Growth Fund                                                   4
--------------------------------------------------------------------------------

MainStay All Cap Value Fund                                                   18
--------------------------------------------------------------------------------

MainStay Mid Cap Opportunity Fund                                             32
--------------------------------------------------------------------------------

MainStay S&P 500 Index Fund                                                   46
--------------------------------------------------------------------------------

MainStay Small Cap Opportunity Fund                                           64
--------------------------------------------------------------------------------

INCOME FUNDS

MainStay Cash Reserves Fund                                                   80
--------------------------------------------------------------------------------

MainStay Floating Rate Fund                                                   92
--------------------------------------------------------------------------------

MainStay Indexed Bond Fund                                                   112
--------------------------------------------------------------------------------
MainStay Intermediate Term Bond Fund                                         135
--------------------------------------------------------------------------------
MainStay Short Term Bond Fund                                                154


BLENDED FUNDS

MainStay Asset Manager Fund                                                  165
--------------------------------------------------------------------------------

MainStay Balanced Fund                                                       204
--------------------------------------------------------------------------------

ASSET ALLOCATION FUNDS

MainStay Conservative Allocation Fund                                        227
--------------------------------------------------------------------------------

MainStay Growth Allocation Fund                                              239
--------------------------------------------------------------------------------

MainStay Moderate Allocation Fund                                            251
--------------------------------------------------------------------------------

MainStay Moderate Growth Allocation Fund                                     263
--------------------------------------------------------------------------------

Notes to Financial Statements                                                275
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                      295
--------------------------------------------------------------------------------

Board Members and Officers                                                   296
--------------------------------------------------------------------------------

Federal Income Tax Information                                               299
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                         299
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                       299

                                                     www.MAINSTAYfunds.com     1

                       This page intentionally left blank

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The reports that follow take a closer look at the specific securities and decisions that affected your MainStay Fund investments during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.


Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

                                                     www.MAINSTAYfunds.com     3

MAINSTAY ALL CAP GROWTH FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       12.66%  -8.16%  5.76%
Excluding sales charges  19.21   -7.12   6.36

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/95                                        9450                  10000                  10000                  10000
                                               11455                  12410                  12205                  12114
                                               14235                  16394                  15924                  15705
                                               17097                  20000                  19848                  18907
                                               22584                  25134                  26646                  25317
                                               25322                  26665                  29132                  27800
                                               15616                  20024                  17495                  16864
                                               12529                  16999                  14063                  13537
                                               14557                  20535                  17131                  16700
                                               14686                  22470                  17710                  17291
10/31/05                                       17507                  24429                  19271                  18845

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       13.29%  -8.19%  5.42%
Excluding sales charges  18.29   -7.87   5.42

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/95                                       10000                  10000                  10000                  10000
                                               12032                  12410                  12205                  12114
                                               14811                  16394                  15924                  15705
                                               17597                  20000                  19848                  18907
                                               23008                  25134                  26646                  25317
                                               25544                  26665                  29132                  27800
                                               15583                  20024                  17495                  16864
                                               12411                  16999                  14063                  13537
                                               14308                  20535                  17131                  16700
                                               14331                  22470                  17710                  17291
10/31/05                                       16952                  24429                  19271                  18845

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       17.33%  -7.86%  5.43%
Excluding sales charges  18.33   -7.86   5.43

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/95                                       10000                  10000                  10000                  10000
                                               12032                  12410                  12205                  12114
                                               14811                  16394                  15924                  15705
                                               17597                  20000                  19848                  18907
                                               23008                  25134                  26646                  25317
                                               25544                  26665                  29132                  27800
                                               15583                  20024                  17495                  16864
                                               12411                  16999                  14063                  13537
                                               14308                  20535                  17131                  16700
                                               14339                  22470                  17710                  17291
10/31/05                                       16968                  24429                  19271                  18845

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay All Cap Growth Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         19.89%  -6.85%  6.60%

(PERFORMANCE GRAPH)

                                          MAINSTAY ALL CAP                            RUSSELL 1000 GROWTH    RUSSELL 3000 GROWTH
                                            GROWTH FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------       -------------------    -------------------
10/31/95                                       10000                  10000                  10000                  10000
                                               12150                  12410                  12205                  12114
                                               15131                  16394                  15924                  15705
                                               18202                  20000                  19848                  18907
                                               24079                  25134                  26646                  25317
                                               27026                  26665                  29132                  27800
                                               16665                  20024                  17495                  16864
                                               13402                  16999                  14063                  13537
                                               15610                  20535                  17131                  16700
                                               15811                  22470                  17710                  17291
10/31/05                                       18957                  24429                  19271                  18845



                                        ONE      FIVE     TEN
BENCHMARK PERFORMANCE                   YEAR    YEARS    YEARS
---------------------------------------------------------------

S&P 500(R) Index(1)                     8.72%   -1.74%    9.34%
Russell 1000(R) Growth Index(2)         8.81    -7.93     6.78
Russell 3000(R) Growth Index(3)         8.99    -7.48     6.54
Average Lipper large-cap growth
  fund(4)                              10.06    -7.15     6.48

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 3000(R) Growth Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,153.45           $ 8.41            $1,017.25            $ 7.88
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,149.70           $12.46            $1,013.50            $11.67
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,150.80           $12.47            $1,013.50            $11.67
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,157.55           $ 5.06            $1,020.35            $ 4.74
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.55% for Class A, 2.30% for Class B and Class C, and 0.93% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).



 6   MainStay All Cap Growth Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     97.6
Short-Term Investments (collateral from securities lending                        15.5
  is 13.2%)
Liabilities in Excess of Cash and Other Assets                                   (13.1)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  Peabody Energy Corp.
 3.  PacifiCare Health Systems, Inc.
 4.  WellPoint, Inc.
 5.  Arch Coal, Inc.
 6.  Caremark Rx, Inc.
 7.  Chico's FAS, Inc.
 8.  Praxair, Inc.
 9.  FedEx Corp.
10.  Lowe's Cos., Inc.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in securities that have growth characteristics and that span the entire range of market capitalizations as described by the Russell 3000(R) Growth Index.(1) The Fund normally invests at least 80% of its assets in equity securities. In implementing this strategy, the Fund normally invests in securities of companies with investment characteristics such as: participation in expanding product or service markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index,(2) and increasing return on investment. The Fund maintains a flexible approach, investing in various types of companies and securities. We look for companies and securities that we feel are ready for a rise in price or may experience acceleration in growth of earnings, possibly as a result of changes in management, products, consumer demand, or the economy. We may sell a security if we no longer believe it will contribute to meeting the Fund's investment objective.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Arguably the biggest factor influencing the equity market during the reporting period was the 15% rise in the price of crude oil, which came on the heels of a 78% increase in crude-oil prices in the previous year. The price of crude oil rose as high as $69.81 per barrel on August 30, 2005, before falling off somewhat. This energy inflation was among the factors that prompted the Federal Open Market Committee to raise the federal funds target rate at a "measured pace" throughout the reporting period. To keep inflation in check, the Federal Open Market Committee raised the federal funds target rate eight times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Since high energy prices act as a silent tax on consumers and can weigh on consumer spending, energy costs were a continuing concern for equity investors. On the geopolitical front, negative headlines about progress in Iraq also weighed heavily on investors' minds throughout the reporting period.

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE FUND'S PERFORMANCE?

Excluding all sales charges, all of the Fund's share classes outperformed the Fund's primary benchmark, the Russell 3000(R) Growth Index, during the reporting period. Individual stock selection added significant value, and some holdings more than doubled in value in the 12 months ended October 31, 2005. Sector allocation also added significant value, and overweighted positions in HMOs, oil services, coal, homebuilders, and retail allowed the Fund to gain relative ground.

Although the Fund was underweighted in health care stocks, the Fund's health care holdings outperformed health care stocks in the Russell 3000(R) Growth Index. HMOs were solid performers because of strong enrollment gains and medical cost containment. The Fund's biotechnology stocks also performed well. High oil and gas prices increased the demand for oil services and drove up the price of alternative fuels such as coal. The Fund's energy holdings contributed to the Fund's relative strength by gaining more during the reporting period than energy stocks in the Russell 3000(R) Growth Index.

In our view, homebuilders and specialty retailers looked undervalued relative to their growth rates. During the reporting period, these consumer cyclical stocks benefited from strong consumer-spending trends.

WHICH INDIVIDUAL SECURITIES HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Peabody Energy and Arch Coal were top perform-ers. Each benefited from rising coal prices, strong demand, and higher shipments that led to higher earnings. PacifiCare Health Systems is an HMO that advanced because of strong fundamentals. The company's share price rose with the announcement of a takeover by larger rival United Health Group. UnitedHealth Group benefited from solid enrollments and medical cost containment that led to strong sales and earnings. Chico's FAS, a specialty retailer of women's apparel, benefited from good merchandising and solid execution, which led, in turn, to strong sales gains and positive earnings performance.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.
1. See footnote on page 5 for more information on the Russell 3000(R) Growth Index.
2. See footnote on page 5 for more information on the S&P 500(R) Index.

 8   MainStay All Cap Growth Fund

WHICH STOCKS DETRACTED FROM PERFORMANCE?

Symantec, an antivirus-software provider, declined substantially when increased competition weakened the company's sales to consumers. Boston Scientific, a medical instruments manufacturer, saw its share price decline on slowing earnings growth when the company lost some market share in its drug-coated stent business. There was also concern that a weak product pipeline may impede the company's future growth potential. Internet-auction service company eBay declined because of weak economic growth in Europe and decelerating growth in U.S. transactions. Motorcycle manufacturer Harley-Davidson cut its motorcycle production because of weaker sales and increased inventory at its dealerships. In a similar move, Brunswick Corp., a leading manufacturer of recreational products, cut its boat production to reduce inventories at its U.S. dealers. Harley-Davidson and Brunswick both provided lower earnings guidance, and the stocks declined sharply.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Fund purchased shares of Legg Mason, an asset management and financial services provider. Strong performance by Legg Mason's asset management group allowed the company to increase assets, which drove solid earnings gains. In addition, an announced swap of the company's retail operation for Citigroup's asset management group should allow Legg Mason to focus on its core asset management division. The Fund added WESCO International, a distributor of industrial and electrical supplies. WESCO has transformed itself into a top-notch distributor through manufacturing initiatives, increasing sales growth, and finding opportunities in late-cycle construction markets. We initiated a Fund position in Corning, a manufacturer of fiber-optic cable and LCD glass displays. Corning's leading position in flat-panel displays has allowed the company to benefit from growth trends among laptop computers, flat-panel TVs, portable devices, and cell phones. The Fund purchased shares of Apple Computer, a company that has recently reinvented itself through its popular iPods and computer systems. We added medical-care provider Aetna to the Fund to take advantage of cost containment and strong earnings growth following the company's operational restructuring. All of these holdings provided positive results during the portion of the reporting period they were held in the Fund.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

Puerto Rican financial services company Doral Financial was sold after the company disclosed that rising interest rates had forced it to lower its assumptions for loan securitizations. Experience has taught us the propriety of selling after such disclosure, and we sold the Fund's position before it dropped substantially. Early in the reporting period, we sold the Fund's position in entertainment software developer Electronic Arts because the company was in a transition stage, awaiting new gameplayers by Microsoft, Sony, and Nintendo. The Fund's position in data-processing and electronic-commerce solutions provider First Data was reduced, then eliminated, after the company reported a decline in its core payment-services business. We sold the Fund's position in medical equipment manufacturer Boston Scientific because the company saw its market share for drug-coated stents decline after a product recall. We also eliminated the Fund's position in consumer-and business-services provider Cendant. Weak performance across some of Cendant's business lines put pressure on the company's earnings. The price of each of these stocks' continued to decline after the sales.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's exposure to the energy sector rose from the beginning of the reporting period to the end, which benefited results significantly. Energy was the Fund's top-performing sector during the reporting period. An increase in the health care sector also enhanced results. We also reduced the Fund's weighting in the financials sector. The reduction had a positive impact on performance because the financials sector underperformed the market as a whole. We also decreased the Fund's exposure to industrials. The shift had a modestly positive impact on performance.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2005, the Fund held overweighted positions relative to the Russell 3000(R) Growth Index in the consumer discretionary, energy, and health care sectors. On the same date, the Fund was underweighted relative to the Index in consumer staples, technology, and financials. The Fund's weighting in industrials was similar to that of the Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ALL CAP GROWTH FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                         SHARES          VALUE
COMMON STOCKS (97.6%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.9%)
L-3 Communications Holdings, Inc. (a)                    49,500   $  3,852,090
United Technologies Corp.                                99,800      5,117,744
                                                                  ------------
                                                                     8,969,834
                                                                  ------------

AIR FREIGHT & LOGISTICS (1.8%)
V  FedEx Corp.                                           59,800      5,497,414
                                                                  ------------

AUTOMOBILES (1.4%)
Harley-Davidson, Inc. (a)                                88,700      4,393,311
                                                                  ------------
BIOTECHNOLOGY (3.4%)
Amgen, Inc. (b)                                          43,000      3,257,680
Genentech, Inc. (b)                                      41,800      3,787,080
Gilead Sciences, Inc. (b)                                79,600      3,761,100
                                                                  ------------
                                                                    10,805,860
                                                                  ------------
BUILDING PRODUCTS (0.6%)
Builders FirstSource, Inc. (b)                           89,500      1,749,725
                                                                  ------------
CAPITAL MARKETS (0.5%)
Ameriprise Financial, Inc. (b)                            8,200        305,204
Legg Mason, Inc.                                         12,400      1,330,644
                                                                  ------------
                                                                     1,635,848
                                                                  ------------
CHEMICALS (1.9%)
V  Praxair, Inc.                                        120,400      5,948,964
                                                                  ------------

COMMUNICATIONS EQUIPMENT (4.0%)
Corning, Inc. (b)                                       249,200      5,006,428
Motorola, Inc.                                          228,200      5,056,912
QUALCOMM, Inc. (a)                                       44,000      1,749,440
Research In Motion Ltd. (b)                              11,100        682,539
                                                                  ------------
                                                                    12,495,319
                                                                  ------------
COMPUTERS & PERIPHERALS (3.2%)
Apple Computer, Inc. (b)                                 89,700      5,165,823
Dell, Inc. (b)                                           63,500      2,024,380
EMC Corp. (b)                                           211,000      2,945,560
                                                                  ------------
                                                                    10,135,763
                                                                  ------------
CONSTRUCTION MATERIALS (1.1%)
Eagle Materials, Inc. (a)                                33,742      3,593,186
                                                                  ------------

CONSUMER FINANCE (2.3%)
American Express Co.                                     41,000      2,040,570
Capital One Financial Corp.                              69,600      5,313,960
                                                                  ------------
                                                                     7,354,530
                                                                  ------------


                                                         SHARES          VALUE
ELECTRICAL EQUIPMENT (0.9%)
Roper Industries, Inc.                                   76,200   $  2,872,740
                                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Amphenol Corp. Class A                                  101,100      4,040,967
                                                                  ------------

ENERGY EQUIPMENT & SERVICES (6.2%)
Baker Hughes, Inc.                                       75,400      4,143,984
BJ Services Co.                                         124,000      4,309,000
ENSCO International, Inc.                                71,100      3,241,449
Transocean, Inc. (b)                                     61,300      3,524,137
Weatherford International Ltd. (b)                       69,200      4,331,920
                                                                  ------------
                                                                    19,550,490
                                                                  ------------
FOOD & STAPLES RETAILING (0.5%)
Walgreen Co. (a)                                         37,400      1,699,082
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.0%)
Cooper Cos., Inc. (The)                                  42,600      2,932,584
Fisher Scientific International, Inc. (b)                78,600      4,440,900
Varian Medical Systems, Inc. (b)                         45,200      2,059,312
                                                                  ------------
                                                                     9,432,796
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (12.9%)
Aetna, Inc.                                              32,800      2,904,768
V  Caremark Rx, Inc. (b)                                126,700      6,639,080
V  PacifiCare Health Systems, Inc. (b)                   95,000      7,824,200
V  UnitedHealth Group, Inc. (a)                         183,904     10,646,203
WellChoice, Inc. (b)                                     66,200      5,008,030
V  WellPoint, Inc. (b)                                  103,000      7,692,040
                                                                  ------------
                                                                    40,714,321
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
Carnival Corp.                                           56,200      2,791,454
                                                                  ------------

HOUSEHOLD DURABLES (9.2%)
Centex Corp.                                             82,500      5,308,875
D.R. Horton, Inc.                                       160,000      4,910,400
Harman International Industries, Inc.                    22,900      2,286,794
Hovnanian Enterprises, Inc. Class A (b)                  84,600      3,806,154
Lennar Corp. Class A                                     89,600      4,979,968

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Mohawk Industries, Inc. (b)                              42,800   $  3,340,540
WCI Communities, Inc. (a)(b)                            169,000      4,228,380
                                                                  ------------
                                                                    28,861,111
                                                                  ------------
INTERNET & CATALOG RETAIL (0.6%)
eBay, Inc. (a)(b)                                        50,600      2,003,760
                                                                  ------------

INTERNET SOFTWARE & SERVICES (0.5%)
VeriSign, Inc. (b)                                       66,600      1,573,758
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.9%)
Brunswick Corp.                                          70,600      2,691,978
                                                                  ------------

MACHINERY (5.7%)
Danaher Corp. (a)                                        98,400      5,126,640
Eaton Corp.                                              27,300      1,606,059
Illinois Tool Works, Inc. (a)                            58,600      4,966,936
Terex Corp. (a)(b)                                       63,300      3,479,601
Toro Co. (The)                                           79,400      2,898,894
                                                                  ------------
                                                                    18,078,130
                                                                  ------------
MEDIA (1.4%)
McGraw-Hill Cos., Inc. (The)                             36,600      1,791,204
Omnicom Group, Inc.                                      32,400      2,687,904
                                                                  ------------
                                                                     4,479,108
                                                                  ------------
MULTILINE RETAIL (2.7%)
Kohl's Corp. (b)                                         99,500      4,788,935
Target Corp. (a)                                         67,300      3,747,937
                                                                  ------------
                                                                     8,536,872
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (8.5%)
V  Arch Coal, Inc. (a)                                   98,700      7,606,809
Giant Industries, Inc. (b)                               25,000      1,429,750
Newfield Exploration Co. (b)                             90,000      4,079,700
V  Peabody Energy Corp.                                 117,200      9,160,352
Tesoro Corp.                                             75,000      4,586,250
                                                                  ------------
                                                                    26,862,861
                                                                  ------------
PHARMACEUTICALS (0.4%)
Teva Pharmaceutical
  Industries Ltd. ADR (a)(c)                             33,900      1,292,268
                                                                  ------------
REAL ESTATE (1.0%)
St. Joe Co. (The)                                        45,000      2,967,750
                                                                  ------------

ROAD & RAIL (0.8%)
Norfolk Southern Corp.                                   63,400      2,548,680
                                                                  ------------


                                                         SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Analog Devices, Inc.                                     48,500   $  1,686,830
Intel Corp.                                             157,600      3,703,600
Linear Technology Corp.                                  98,600      3,274,506
Maxim Integrated Products, Inc.                          36,200      1,255,416
National Semiconductor Corp.                             94,600      2,140,798
                                                                  ------------
                                                                    12,061,150
                                                                  ------------
SOFTWARE (2.3%)
Autodesk, Inc.                                           52,300      2,360,299
FactSet Research Systems, Inc. (a)                       98,550      3,456,148
Oracle Corp. (a)(b)                                     109,900      1,393,532
                                                                  ------------
                                                                     7,209,979
                                                                  ------------
SPECIALTY RETAIL (7.0%)
Advance Auto Parts, Inc. (b)                             69,300      2,598,750
Bed Bath & Beyond, Inc. (b)                             102,000      4,133,040
Best Buy Co., Inc.                                       88,650      3,923,649
V  Chico's FAS, Inc. (b)                                153,000      6,049,620
V  Lowe's Cos., Inc.                                     89,300      5,426,761
                                                                  ------------
                                                                    22,131,820
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (2.2%)
Coach, Inc. (b)                                         153,400      4,936,412
Nike, Inc. Class B                                       23,900      2,008,795
                                                                  ------------
                                                                     6,945,207
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.8%)
IndyMac Bancorp, Inc.                                    65,400      2,441,382
                                                                  ------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
Wesco International, Inc. (b)                            81,200      3,227,700
                                                                  ------------
Total Common Stocks
  (Cost $224,551,024)                                              307,595,118
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (15.5%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.8%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (d)(e)                        $ 2,394,274      2,394,274
                                                                  ------------
Total Certificate of Deposit
  (Cost $2,394,274)                                                  2,394,274
                                                                  ------------

COMMERCIAL PAPER (2.6%)
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (d)                               798,091        798,091

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT      VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                $ 7,440,000   $  7,440,000
                                                                  ------------
Total Commercial Paper
  (Cost $8,238,091)                                                  8,238,091
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (3.8%)
BGI Institutional Money
  Market Fund (d)                                    11,950,562     11,950,562
                                                                  ------------
Total Investment Company
  (Cost $11,950,562)                                                11,950,562
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (8.3%)
Bank of the West (The)
  4.02%, due 12/8/05 (d)                            $ 3,192,365      3,192,365
Barclays
  3.92%, due 12/5/05 (d)                              1,596,183      1,596,183
  3.94%, due 11/28/05 (d)                             2,394,274      2,394,274
Credit Suisse First Boston, Inc.
  3.74%, due 11/1/05 (d)                              2,394,274      2,394,274
Deutsche Bank
  3.95%, due 12/2/05 (d)                              1,596,183      1,596,183
First Tennessee National Corp.
  3.88%, due 11/14/05 (d)                             2,394,274      2,394,274
Fortis Bank
  4.00%, due 12/12/05 (d)                             2,394,274      2,394,274
Halifax Bank of Scotland
  3.75%, due 11/1/05 (d)                              2,394,274      2,394,274
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (d)                             1,596,183      1,596,183
Societe Generale
  3.77%, due 11/1/05 (d)                              2,394,274      2,394,274

                                                      PRINCIPAL
                                                         AMOUNT      VALUE
TIME DEPOSITS (CONTINUED)
UBS AG
  4.01%, due 12/13/05 (d)                           $ 1,596,183   $  1,596,183
Wells Fargo & Co.
  4.00%, due 11/25/05 (d)                             2,394,271      2,394,271
                                                                  ------------
Total Time Deposits
  (Cost $26,337,012)                                                26,337,012
                                                                  ------------
Total Short-Term Investments
  (Cost $48,919,939)                                                48,919,939
                                                                  ------------
Total Investments
  (Cost $273,470,963) (f)                                 113.1%   356,515,057(g)
Liabilities in Excess of
  Cash and Other Assets                                   (13.1)   (41,332,876)
                                                    -----------   ------------
Net Assets                                                100.0%  $315,182,181
                                                    ===========   ============

(a)  Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(f)  The cost for federal income tax purposes is $273,951,345.
(g) At October 31, 2005 net unrealized appreciation was $82,563,712, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $87,026,304 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,462,592.

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $273,470,963) including
  $40,391,438 market value of securities
  loaned                                        $356,515,057
Cash                                                   3,301
Receivables:
  Fund shares sold                                   475,538
  Dividends and interest                              31,805
Other assets                                          22,988
                                                -------------
    Total assets                                 357,048,689
                                                -------------

LIABILITIES:
Securities lending collateral                     41,479,939
Payables:
  Manager                                            228,729
  Professional                                        47,122
  Transfer agent                                      46,628
  Shareholder communication                           27,708
  Fund shares redeemed                                14,351
  NYLIFE Distributors                                 12,274
  Custodian                                            3,149
Accrued expenses                                       6,608
                                                -------------
    Total liabilities                             41,866,508
                                                -------------
Net assets                                      $315,182,181
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                       $        656
  Class B                                                441
  Class C                                                106
  Class I                                             12,757
Additional paid-in capital                       275,282,929
Accumulated net realized loss on investments
  and written option transactions                (43,158,802)
Net unrealized appreciation on investments        83,044,094
                                                -------------
Net assets                                      $315,182,181
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 14,333,352
                                                =============
Shares of capital stock outstanding                  656,294
                                                =============
Net asset value per share outstanding           $      21.84
Maximum sales charge (5.50% of offering price)          1.27
                                                -------------
Maximum offering price per share outstanding    $      23.11
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  9,499,008
                                                =============
Shares of capital stock outstanding                  440,899
                                                =============
Net asset value and offering price per share
  outstanding                                   $      21.54
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  2,291,986
                                                =============
Shares of capital stock outstanding                  106,311
                                                =============
Net asset value and offering price per share
  outstanding                                   $      21.56
                                                =============
CLASS I
Net assets applicable to outstanding shares     $289,057,835
                                                =============
Shares of capital stock outstanding               12,757,401
                                                =============
Net asset value and offering price per share
  outstanding                                   $      22.66
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,640,815
  Interest                                            69,124
  Income from securities loaned--net                  29,525
                                                 ------------
    Total income                                   1,739,464
                                                 ------------
EXPENSES:
  Manager                                          2,471,271
  Professional                                        93,467
  Transfer agent--Classes A, B and C                  85,216
  Transfer agent--Class I                             92,592
  Registration                                        49,105
  Distribution--Class B                               44,019
  Distribution--Class C                                8,389
  Distribution/Service--Class A                       35,423
  Service--Class B                                    14,673
  Service--Class C                                     2,796
  Shareholder communication                           34,738
  Custodian                                           29,018
  Directors                                           24,859
  Miscellaneous                                       25,266
                                                 ------------
    Total expenses before reimbursement            3,010,832
  Expense reimbursement from Manager                (123,402)
                                                 ------------
  Net expenses                                     2,887,430
                                                 ------------
Net investment loss                               (1,147,966)
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTION TRANSACTIONS:
Net realized gain on:
  Security transactions                           10,356,338
  Written option transactions                          9,696
                                                 ------------
Net realized gain on investments and written
  option transactions                             10,366,034
                                                 ------------
Net change in unrealized appreciation on
  investments                                     42,365,342
                                                 ------------
Net realized and unrealized gain on investments
  and written option transactions                 52,731,376
                                                 ------------
Net increase in net assets resulting from
  operations                                     $51,583,410
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $4,494.

 14   MainStay All Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005           2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                 $  (1,147,966)  $   (792,555)
 Net realized gain (loss) on
  investments and written option
  transactions                          10,366,034     (8,874,030)
 Net change in unrealized
  appreciation on investments           42,365,342     16,270,396
                                     ----------------------------
 Net increase in net assets
  resulting from operations             51,583,410      6,603,811
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               8,592,648     14,849,376
   Class B                               6,221,885      3,689,513
   Class C                               1,877,856        581,639
   Class I                              39,266,620     33,439,885
   Service Class                                --        375,349
                                     ----------------------------
                                        55,959,009     52,935,762
 Cost of shares redeemed:
   Class A                              (9,402,569)    (1,698,238)
   Class B                              (1,003,591)      (159,295)
   Class C                                (249,258)       (37,859)
   Class I                             (52,373,137)  (128,896,797)
   Service Class                                --    (11,412,859)
                                     ----------------------------
                                       (63,028,555)  (142,205,048)
    Decrease in net assets derived
     from capital share
     transactions                       (7,069,546)   (89,269,286)
                                     ----------------------------
    Net increase (decrease) in net
     assets                             44,513,864    (82,665,475)

NET ASSETS:
Beginning of year                      270,668,317    353,333,792
                                     ----------------------------
End of year                          $ 315,182,181   $270,668,317
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                           CLASS B                           CLASS C
                                ----------------------------      ----------------------------      ----------------------------
                                                 JANUARY 2,                        JANUARY 2,                        JANUARY 2,
                                   YEAR             2004*            YEAR             2004*            YEAR             2004*
                                   ENDED           THROUGH           ENDED           THROUGH           ENDED           THROUGH
                                OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                   2005             2004             2005             2004             2005             2004
Net asset value at beginning
  of period                       $ 18.32          $ 18.99          $18.21           $18.99           $18.22           $18.99
                                -----------      -----------      -----------      -----------      -----------      -----------
Net investment loss (a)             (0.19)(d)        (0.10)          (0.36)(d)        (0.22)           (0.36)(d)        (0.23)
Net realized and unrealized
  gain (loss) on investments         3.71            (0.57)           3.69            (0.56)            3.70            (0.54)
                                -----------      -----------      -----------      -----------      -----------      -----------
Total from investment
  operations                         3.52            (0.67)           3.33            (0.78)            3.34            (0.77)
                                -----------      -----------      -----------      -----------      -----------      -----------
Less distributions
  In excess of net investment
    income                             --               --              --               --               --               --
                                -----------      -----------      -----------      -----------      -----------      -----------
Net asset value at end of
  period                          $ 21.84          $ 18.32          $21.54           $18.21           $21.56           $18.22
                                ===========      ===========      ===========      ===========      ===========      ===========
Total investment return (b)         19.21%           (3.53%)(c)      18.29%           (4.11%)(c)       18.33%           (4.05%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             (0.95%)(d)       (0.61%)+        (1.70%)(d)       (1.36%)+         (1.70%)(d)       (1.36%)+
    Net expenses                     1.55%            1.31% +         2.30%            2.06% +          2.30%            2.06% +
    Expenses (before
      reimbursement)                 1.59%            1.37% +         2.34%            2.12% +          2.34%            2.12% +
Portfolio turnover rate                31%              44%             31%              44%              31%              44%
Net assets at end of period
  (in 000's)                      $14,333          $12,716          $9,499           $3,453           $2,292           $  532

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment loss and the ratio of net investment loss include $0.01 per share and
     0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.

 16   MainStay All Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               CLASS I
---------------------------------------------------------------------
                       YEAR ENDED OCTOBER 31,
       2005          2004          2003          2002          2001
     $  18.90      $  18.66      $  16.02      $  19.92      $  37.50
     --------      --------      --------      --------      --------
        (0.07)(d)     (0.04)        (0.01)        (0.04)        (0.09)
         3.83          0.28          2.65         (3.86)       (12.79)
     --------      --------      --------      --------      --------
         3.76          0.24          2.64         (3.90)       (12.88)
     --------      --------      --------      --------      --------
           --            --            --            --         (4.70)
     --------      --------      --------      --------      --------
     $  22.66      $  18.90      $  18.66      $  16.02      $  19.92
     ========      ========      ========      ========      ========
        19.89%         1.29%        16.48%       (19.58%)      (38.34%)
        (0.33%)(d)    (0.23%)       (0.04%)       (0.22%)       (0.32%)
         0.93%         0.93%         0.93%         0.93%         0.93%
         0.97%         0.99%         1.02%         1.02%         0.98%
           31%           44%           35%           63%           35%
     $289,058      $253,968      $342,761      $320,059      $436,898

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

MAINSTAY ALL CAP VALUE FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        2.70%  1.36%   6.51%
Excluding sales charges   8.67   2.51    7.11

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/95                                        9450                  10000                  10000                  10000
                                               11574                  12410                  12374                  12328
                                               14264                  16394                  16480                  16468
                                               14079                  20000                  18923                  18542
                                               14951                  25134                  22051                  21375
                                               16598                  26665                  23267                  22724
                                               15350                  20024                  20508                  20318
                                               12794                  16999                  18453                  18399
                                               15496                  20535                  22674                  22825
                                               17289                  22470                  26178                  26395
10/31/05                                       18789                  24429                  29283                  29553

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        2.85%  1.42%   6.36%
Excluding sales charges   7.85   1.78    6.36

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/95                                       10000                  10000                  10000                  10000
                                               12151                  12410                  12374                  12328
                                               14881                  16394                  16480                  16468
                                               14588                  20000                  18923                  18542
                                               15390                  25134                  22051                  21375
                                               16964                  26665                  23267                  22724
                                               15572                  20024                  20508                  20318
                                               12893                  16999                  18453                  18399
                                               15499                  20535                  22674                  22825
                                               17178                  22470                  26178                  26395
10/31/05                                       18527                  24429                  29283                  29553

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        6.85%  1.78%   6.36%
Excluding sales charges   7.85   1.78    6.36

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/95                                       10000                  10000                  10000                  10000
                                               12151                  12410                  12374                  12328
                                               14881                  16394                  16480                  16468
                                               14588                  20000                  18923                  18542
                                               15390                  25134                  22051                  21375
                                               16964                  26665                  23267                  22724
                                               15572                  20024                  20508                  20318
                                               12893                  16999                  18453                  18399
                                               15499                  20535                  22674                  22825
                                               17178                  22470                  26178                  26395
10/31/05                                       18527                  24429                  29283                  29553

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 18   MainStay All Cap Value Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          9.48%  2.88%   7.43%

(PERFORMANCE GRAPH)

                                          MAINSTAY ALL CAP                             RUSSELL 1000 VALUE     RUSSELL 3000 VALUE
                                             VALUE FUND           S&P 500 INDEX              INDEX                  INDEX
                                          ----------------        -------------        ------------------     ------------------
10/31/95                                       10000                  10000                  10000                  10000
                                               12273                  12410                  12374                  12328
                                               15165                  16394                  16480                  16468
                                               15000                  20000                  18923                  18542
                                               15958                  25134                  22051                  21375
                                               17763                  26665                  23267                  22724
                                               16468                  20024                  20508                  20318
                                               13757                  16999                  18453                  18399
                                               16705                  20535                  22674                  22825
                                               18704                  22470                  26178                  26395
10/31/05                                       20477                  24429                  29283                  29553

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS

S&P 500(R) Index(1)                                      8.72%   -1.74%    9.34%
Russell 1000(R) Value Index(2)                           11.86    4.71    11.34
Russell 3000(R) Value Index(3)                           11.96    5.40    11.44
Average Lipper multi-cap value fund(4)                   11.02    4.83     9.80

1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all dividends and capital gains. The Russell 3000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.MAINSTAYfunds.com     19

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ALL CAP VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,047.35           $ 8.51            $1,016.75            $ 8.39
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,043.90           $12.36            $1,013.00            $12.18
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,043.90           $12.36            $1,013.00            $12.18
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,052.50           $ 4.86            $1,020.30            $ 4.79
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.65% for Class A, 2.40% for Class B and Class C, and 0.94% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 20   MainStay All Cap Value Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     96.7
Short-Term Investments (collateral from securities lending                        12.7
  is 10.4%)
Purchased Put Options                                                              0.8
Liabilities in Excess of Cash and Other Assets                                   (10.2)

See Portfolio of Investments on page 24 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Pfizer, Inc.
 3.  Computer Sciences Corp.
 4.  Rowan Cos., Inc.
 5.  Transocean, Inc.
 6.  Sprint Nextel Corp.
 7.  International Business Machines Corp.
 8.  Merrill Lynch & Co., Inc.
 9.  JPMorgan Chase & Co.
10.  Nokia Corp. ADR

                                                    www.MAINSTAYfunds.com     21

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen and Mark T. Spellman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in securities with value characteristics across the entire range of market capitalizations as described by the Russell 3000(R) Value Index.(1) The Fund normally invests at least 80% of its assets in equity securities. In implementing this strategy, the Fund principally invests in common stocks that we believe are selling below their intrinsic value when purchased, that typically pay dividends, and that are listed on a national securities exchange or are traded in the over-the-counter market. When assessing whether a stock is undervalued, we compare the stock's market price to the company's cash flow and interest-coverage ratios, the company's book value, the estimated value of the company's assets, and the company's growth rates and future earnings potential. There may be non-dividend-paying stocks in the portfolio if they meet the "undervalued" criterion. We may sell securities that we believe no longer contribute to the Fund's ability to meet its investment objective.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Political events and energy price fluctuations added volatility to the stock market, but equity indices moved higher across the board during the 12-month period, with all styles and capitalization ranges posting gains. Value stocks generally outperformed growth stocks at all capitalization levels.

Crude-oil prices rallied to $69.81 per barrel and natural-gas prices broke $14 per million Btu before backing off somewhat. Major hurricanes affected supply-and-demand dynamics by damaging oil rigs and petrochemical plants. The price of gasoline rose to more than $3 a gallon, which threatened to slow consumer spending. Although hurricane-related stocks--including retailers, insurers, and companies on the Gulf Coast--were weakened, the long-term economic impact appeared to be manageable.

During the reporting period, the Federal Open Market Committee continued to raise the targeted federal funds rate and the Federal Reserve intensified its rhetoric about inflation concerns.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Many of the Fund's strongest contributors to performance were energy-related stocks. Transocean Energy, ENSCO International, Rowan, and Pride International are all offshore contract drillers that benefited from higher energy prices. These companies also benefited from the perception that day rates may rise if damage to the Gulf of Mexico's drilling infrastructure continues to tighten drilling-rig supply.

Shares of Motorola benefited from good handset sales, increased market share, and enthusiasm over a new product line-up. The company strengthened its balance sheet under the leadership of a new CEO. We pared back the Fund's position as the stock approached our price target. Life insurance company Prudential Financial posted strong results. The company shed noncore insurance operations and made cost effective acquisitions in Asia to help improve its return on equity.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

Shares of clothing retailer The Gap declined during the reporting period. The company hit a weak spot in its sales recovery when the fall season got off to a slower-than-expected start. Higher gasoline prices and slipping consumer confidence also hurt the stock. We are optimistic about better sales trends during the holiday season, and we believe that low valuations, a share repurchase program, and a strong balance sheet make the stock attractive.

Pending generic-drug litigation and weaker-than-expected guidance for 2006 took a toll on pharmaceutical giant Pfizer. Nevertheless, we like the stock for its upside potential, all-time low valuation, sizable free cash flow, and attractive yield. We used weakness in the shares to add to the Fund's position late in the reporting period. We have hedged nearly all of the Fund's position using protective put contracts to limit downside exposure.

We initiated a position in graphite electrode manufacturer GrafTech International in November 2004. The stock declined on weaker-than-expected results,


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.
1. See footnote on page 19 for more information on the Russell 3000(R) Value Index.

 22   MainStay All Cap Value Fund
partly because of higher energy costs. After meeting with senior management to review the company's recent results and future strategy, we added to the Fund's position in the stock.

We initiated a position in printer manufacturer Lexmark International in early August 2005, after the stock had declined to a level that we felt was attractive. Unfortunately, Lexmark International continued to report operating problems and inventory issues. After further review, we concluded that the company's downside risk outweighed its upside potential, and we sold the Fund's entire position in late October 2005.

Alcoa reported that its margins were contracting because of higher energy prices and weakness in some end markets. Because we believe that the company could eventually correct the situation, we continued to hold the stock, which we felt was attractively valued. We initiated a position in Canadian newsprint manufacturer Abitibi-Consolidated in March 2005, and its shares slid through October because of weaker-than-expected demand and higher energy costs. We continued to hold the stock because we felt that Abitibi-Consolidated shares were attractively priced. The company is focusing on shareholder value by monetizing some noncore operations and cutting excess capacity.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

At the end of October 2005, the Fund held overweighted positions relative to the Russell 3000(R) Value Index in information technology, consumer staples, and telecommunication services. Despite the negative impact of higher oil and gas prices on consumers, we have recently found value among consumer staples names that have finally reached attractive valuations.

After selling many energy stocks that had reached our price targets, by October 31, 2005, the Fund was slightly underweighted relative to the Russell 3000(R) Value Index in the energy sector. As of the same date, the Fund was also underweighted relative to the Index in financials and industrials. With consumers beginning to suffer the effects of the recent spike in gasoline prices, we have underweighted consumer discretionary stocks. We have yet to find much value in the utility sector or in REITS, and Fund's under-weighted positions in these areas detracted from the Fund's performance during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ALL CAP VALUE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.MAINSTAYfunds.com     23

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                           SHARES          VALUE
COMMON STOCKS (96.7%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.5%)
Northrop Grumman Corp.                                     53,300   $  2,859,545
Raytheon Co.                                               18,800        694,660
                                                                    ------------
                                                                       3,554,205
                                                                    ------------
AUTO COMPONENTS (1.8%)
TRW Automotive Holdings Corp. (a)                          92,700      2,507,535
                                                                    ------------
BIOTECHNOLOGY (0.7%)
Cambrex Corp.                                              49,500        944,460
                                                                    ------------
BUILDING PRODUCTS (1.0%)
American Standard Cos., Inc.                               37,200      1,415,088
                                                                    ------------

CAPITAL MARKETS (6.2%)
Goldman Sachs Group, Inc.                                  14,900      1,882,913
V  Merrill Lynch & Co., Inc.                               51,800      3,353,531
Morgan Stanley                                             27,500      1,496,275
State Street Corp.                                         35,100      1,938,573
                                                                    ------------
                                                                       8,671,292
                                                                    ------------
COMMERCIAL BANKS (6.3%)
Bank of America Corp. (b)                                  67,854      2,967,934
PNC Financial Services Group, Inc.                         13,000        789,230
U.S. Bancorp                                               80,400      2,378,232
Wachovia Corp. (b)                                         27,000      1,364,040
Wells Fargo & Co.                                          22,600      1,360,520
                                                                    ------------
                                                                       8,859,956
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Learning Tree International, Inc. (a)                      37,700        511,212
                                                                    ------------
COMMUNICATIONS EQUIPMENT (5.2%)
Lucent Technologies, Inc. (a)                             499,900      1,424,715
Motorola, Inc.                                            128,300      2,843,128
V  Nokia OYJ ADR (c)                                      183,700      3,089,834
                                                                    ------------
                                                                       7,357,677
                                                                    ------------
COMPUTERS & PERIPHERALS (2.5%)
V  International Business Machines Corp.                   43,600      3,569,967
                                                                    ------------


                                                           SHARES          VALUE
CONSTRUCTION & ENGINEERING (0.7%)
Insituform Technologies, Inc. Class A (a)(b)               53,600   $    962,656
                                                                    ------------

CONSUMER FINANCE (0.6%)
MBNA Corp.                                                 33,100        846,367
                                                                    ------------

CONTAINERS & PACKAGING (0.8%)
Owens-Illinois, Inc. (a)                                   59,500      1,132,880
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES (6.5%)
V  Citigroup, Inc.                                        129,433      5,925,445
V  JPMorgan Chase & Co.                                    88,456      3,239,258
                                                                    ------------
                                                                       9,164,703
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.4%)
BellSouth Corp. (b)                                        51,900      1,350,438
Iowa Telecommunications Services, Inc.                     54,400        897,600
SBC Communications, Inc.                                   61,700      1,471,545
Verizon Communications, Inc.                               79,700      2,511,347
                                                                    ------------
                                                                       6,230,930
                                                                    ------------
ELECTRIC UTILITIES (0.8%)
FirstEnergy Corp.                                          23,800      1,130,500
                                                                    ------------

ELECTRICAL EQUIPMENT (0.9%)
GrafTech International Ltd. (a)                           253,600      1,242,640
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (9.1%)
ENSCO International, Inc.                                  53,500      2,439,065
Pride International, Inc. (a)                             103,200      2,896,824
V  Rowan Cos., Inc.                                       114,700      3,783,953
V  Transocean, Inc. (a)                                    63,700      3,662,113
                                                                    ------------
                                                                      12,781,955
                                                                    ------------
FOOD & STAPLES RETAILING (2.7%)
CVS Corp.                                                  49,900      1,218,059
Kroger Co. (The) (a)                                      128,900      2,565,110
                                                                    ------------
                                                                       3,783,169
                                                                    ------------
FOOD PRODUCTS (3.9%)
Cadbury Schweppes PLC ADR (c)                              51,700      2,051,973
General Mills, Inc. (b)                                    46,300      2,234,438
Kraft Foods, Inc. Class A (b)                              40,100      1,134,830
                                                                    ------------
                                                                       5,421,241
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (0.8%)
HCA, Inc. (b)                                              22,300      1,074,637
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 24   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.7%)
Kimberly-Clark Corp.                                       42,400   $  2,410,016
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
Duke Energy Corp.                                          51,700      1,369,016
                                                                    ------------

INSURANCE (7.5%)
AFLAC, Inc.                                                46,700      2,231,326
Allstate Corp. (The)                                       38,600      2,037,694
Hartford Financial Services Group, Inc. (The)              33,700      2,687,575
Prudential Financial, Inc.                                 25,300      1,841,587
St. Paul Travelers Cos., Inc. (The)                        39,234      1,766,707
                                                                    ------------
                                                                      10,564,889
                                                                    ------------
IT SERVICES (2.8%)
V  Computer Sciences Corp. (a)                             77,500      3,971,875
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Mattel, Inc.                                               36,200        533,950
                                                                    ------------
MACHINERY (0.4%)
Kadant, Inc. (a)                                           34,700        582,960
                                                                    ------------
MEDIA (2.2%)
Gannett Co., Inc.                                          15,300        958,698
Time Warner, Inc. (b)                                     119,800      2,136,034
                                                                    ------------
                                                                       3,094,732
                                                                    ------------
METALS & MINING (1.5%)
Alcoa, Inc.                                                88,572      2,151,414
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS (2.4%)
Chevron Corp.                                              23,642      1,349,249
ConocoPhillips                                             31,200      2,039,856
                                                                    ------------
                                                                       3,389,105
                                                                    ------------
PAPER & FOREST PRODUCTS (1.2%)
Abitibi-Consolidated, Inc. (b)                            305,300        952,536
Bowater, Inc. (b)                                          28,700        760,550
                                                                    ------------
                                                                       1,713,086
                                                                    ------------
PHARMACEUTICALS (5.5%)
Bristol-Myers Squibb Co.                                   85,500      1,810,035
Forest Laboratories, Inc. (a)(b)                           18,500        701,335


                                                           SHARES          VALUE
PHARMACEUTICALS (CONTINUED)
V  Pfizer, Inc.                                           208,600   $  4,534,964
Wyeth                                                      16,000        712,960
                                                                    ------------
                                                                       7,759,294
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Texas Instruments, Inc.                                    46,000      1,313,300
                                                                    ------------

SOFTWARE (0.5%)
BMC Software, Inc. (a)(b)                                  35,600        697,404
                                                                    ------------

SPECIALTY RETAIL (4.6%)
Christopher & Banks Corp.                                  50,300        672,511
Cost Plus, Inc. (a)                                        20,800        319,488
Gap, Inc. (The)                                           170,400      2,944,512
Home Depot, Inc. (The)                                     26,200      1,075,248
Wal-Mart Stores, Inc.                                      31,600      1,494,996
                                                                    ------------
                                                                       6,506,755
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (3.0%)
PMI Group, Inc. (The)                                      74,500      2,971,060
W Holding Co., Inc.                                        64,700        498,837
Washington Mutual, Inc.                                    17,100        677,160
                                                                    ------------
                                                                       4,147,057
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (3.3%)
ALLTEL Corp.                                               18,400      1,138,224
V  Sprint Nextel Corp.                                    153,200      3,571,092
                                                                    ------------
                                                                       4,709,316
                                                                    ------------
Total Common Stocks
  (Cost $119,406,121)                                                136,077,239
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (e)
PURCHASED PUT OPTIONS (0.8%)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.3%)
ENSCO International, Inc. Strike Price $40.00
  Expire 12/17/05                                             535         45,475
Pride International, Inc. Strike Price $25.00
  Expire 1/21/06                                              650         84,500
Rowan Cos., Inc. Strike Price $35.00
  Expire 1/21/06                                              742        267,120

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    25

                                                        NUMBER OF
                                                    CONTRACTS (E)          VALUE
PURCHASED PUT OPTIONS (CONTINUED)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Transocean, Inc. Strike Price $55.00
  Expire 11/19/05                                             400   $     46,000
                                                                    ------------
                                                                         443,095
                                                                    ------------
PHARMACEUTICALS (0.5%)
Pfizer, Inc., Strike Price $25.00
  Expire 12/17/05                                           1,381        483,350
  Expire 1/21/06                                              436        165,680
                                                                    ------------
                                                                         649,030
                                                                    ------------
Total Purchased Put Options
  (Premium $867,032)                                                   1,092,125
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (12.7%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.6%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (d)(f)                        $     842,147        842,147
                                                                    ------------
Total Certificate of Deposit
  (Cost $842,147)                                                        842,147
                                                                    ------------
COMMERCIAL PAPER (2.5%)
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (d)                                 280,716        280,716
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                    3,280,000      3,280,000
                                                                    ------------
Total Commercial Paper
  (Cost $3,560,716)                                                    3,560,716
                                                                    ------------
                                                           SHARES
INVESTMENT COMPANY (3.0%)
BGI Institutional Money Market Fund (d)                 4,203,419      4,203,419
                                                                    ------------
Total Investment Company
  (Cost $4,203,419)                                                    4,203,419
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
TIME DEPOSITS (6.6%)
Bank of the West (The)
  4.02%, due 12/8/05 (d)                            $   1,122,863   $  1,122,863
Barclays
  3.92%, due 12/5/05 (d)                                  561,432        561,432
  3.94%, due 11/28/05 (d)                                 842,148        842,148

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Credit Suisse First Boston, Inc.
  3.74%, due 11/1/05 (d)                            $     842,148   $    842,148
Deutsche Bank
  3.95%, due 12/2/05 (d)                                  561,432        561,432
First Tennessee National Corp.
  3.88%, due 11/14/05 (d)                                 842,147        842,147
Fortis Bank
  4.00%, due 12/12/05 (d)                                 842,147        842,147
Halifax Bank of Scotland
  3.75%, due 11/1/05 (d)                                  842,147        842,147
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (d)                                 561,432        561,432
Societe Generale
  3.77%, due 11/1/05 (d)                                  842,147        842,147
UBS AG
  4.01%, due 12/13/05 (d)                                 561,432        561,432
Wells Fargo & Co.
  4.00%, due 11/25/05 (d)                                 842,147        842,147
                                                                    ------------
Total Time Deposits
  (Cost $9,263,622)                                                    9,263,622
                                                                    ------------
Total Short-Term Investments
  (Cost $17,869,904)                                                  17,869,904
                                                                    ------------
Total Investments
  (Cost $138,143,057) (g)                                   110.2%   155,039,268(h)
Liabilities in Excess of
  Cash and Other Assets                                     (10.2)   (14,385,192)
                                                    -------------   ------------
Net Assets                                                  100.0%  $140,654,076
                                                    =============   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  One contract relates to 100 shares.
(f) Floating rate. Rate shown is the rate in effect at October 31, 2005.
(g) The cost for federal income tax purposes is $138,749,181.
(h)  At October 31, 2005 net unrealized appreciation was
     $16,290,087, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $22,631,074 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,340,987.

 26   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $138,143,057) including
  $13,874,697 market value of securities
  loaned                                        $155,039,268
Cash                                                   1,397
Receivables:
  Investment securities sold                         291,464
  Dividends and interest                             127,067
  Fund shares sold                                    96,045
Other assets                                          18,196
                                                -------------
    Total assets                                 155,573,437
                                                -------------
LIABILITIES:
Securities lending collateral                     14,589,904
Payables:
  Manager                                            139,037
  Fund shares redeemed                                72,031
  Transfer agent                                      47,100
  Professional                                        35,721
  NYLIFE Distributors                                 10,366
  Custodian                                            4,604
Accrued expenses                                      20,598
                                                -------------
    Total liabilities                             14,919,361
                                                -------------
Net assets                                      $140,654,076
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $        946
  Class B                                                579
  Class C                                                124
  Class I                                              8,808
Additional paid-in capital                       131,016,963
Accumulated undistributed net investment
  income                                           1,123,798
Accumulated net realized loss on investments
  and option transactions                         (8,393,353)
Net unrealized appreciation on investments        16,896,211
                                                -------------
Net assets                                      $140,654,076
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 12,640,505
                                                =============
Shares of capital stock outstanding                  945,791
                                                =============
Net asset value per share outstanding           $      13.37
Maximum sales charge (5.50% of offering price)          0.78
                                                -------------
Maximum offering price per share outstanding    $      14.15
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  7,669,745
                                                =============
Shares of capital stock outstanding                  579,272
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.24
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  1,642,573
                                                =============
Shares of capital stock outstanding                  124,044
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.24
                                                =============
CLASS I
Net assets applicable to outstanding shares     $118,701,253
                                                =============
Shares of capital stock outstanding                8,808,124
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.48
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    27

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,552,614
  Interest                                           127,251
  Income from securities loaned--net                  10,775
                                                 ------------
    Total income                                   2,690,640
                                                 ------------
EXPENSES:
  Manager                                          1,201,853
  Transfer agent--Classes A, B and C                 101,412
  Transfer agent--Class I                             90,288
  Professional                                        59,206
  Registration                                        48,608
  Distribution--Class B                               47,317
  Distribution--Class C                                9,457
  Distribution/Service--Class A                       28,453
  Service--Class B                                    15,772
  Service--Class C                                     3,152
  Custodian                                           20,995
  Shareholder communication                           19,397
  Directors                                           13,598
  Miscellaneous                                       17,438
                                                 ------------
    Total expenses before reimbursement            1,676,946
  Expense reimbursement from Manager                (156,248)
                                                 ------------
  Net expenses                                     1,520,698
                                                 ------------
Net investment income                              1,169,942
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTION TRANSACTIONS:
Net realized gain on:
  Security transactions                           11,314,121
  Written option transactions                         12,525
                                                 ------------
Net realized gain on investment and written
  option transactions                             11,326,646
                                                 ------------
Net change in unrealized appreciation on
  investments                                       (207,866)
                                                 ------------
Net realized and unrealized gain on investments
  and written option transactions                 11,118,780
                                                 ------------
Net increase in net assets resulting from
  operations                                     $12,288,722
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $12,503.

 28   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                        2005           2004
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income          $  1,169,942   $  1,545,931
 Net realized gain on
  investments                     11,326,646     14,464,552
 Net change in unrealized
  appreciation on investments       (207,866)     1,615,665
                                ---------------------------
 Net increase in net assets
  resulting from operations       12,288,722     17,626,148
                                ---------------------------

Dividends to shareholders:

 From net investment income:
   Class A                           (78,908)            --
   Class B                           (21,359)            --
   Class C                            (4,742)            --
   Class I                        (1,286,172)    (2,046,476)
   Service Class                          --        (65,067)
                                ---------------------------
 Total dividends to
  shareholders                    (1,391,181)    (2,111,543)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                         5,058,982     10,262,130
   Class B                         4,516,376      3,852,520
   Class C                           952,904      1,014,648
   Class I                        17,479,448     23,435,990
   Service Class                          --        429,948

                                        2005           2004

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                      $     75,411   $         --
   Class B                            19,671             --
   Class C                             4,117             --
   Class I                         1,285,964      2,043,233
   Service Class                          --         52,463
                                ---------------------------
                                  29,392,873     41,090,932

 Cost of shares redeemed:
   Class A                        (2,458,086)    (1,210,034)
   Class B                          (961,401)      (104,583)
   Class C                          (264,386)      (139,405)
   Class I                       (27,968,359)   (85,783,397)
   Service Class                          --     (6,291,284)
                                ---------------------------
                                 (31,652,232)   (93,528,703)
   Decrease in net assets
    derived from capital share
    transactions                  (2,259,359)   (52,437,771)
                                ---------------------------
    Net increase (decrease) in
     net assets                    8,638,182    (36,923,166)

NET ASSETS:
Beginning of year                132,015,894    168,939,060
                                ---------------------------
End of year                     $140,654,076   $132,015,894
                                ===========================
Accumulated undistributed net
  investment income at end of
  year                          $  1,123,798   $  1,345,037
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS A                           CLASS B                    CLASS C
                                            ----------------------------      ----------------------------      --------------
                                                             JANUARY 2,                        JANUARY 2,
                                               YEAR             2004*            YEAR             2004*            YEAR
                                               ENDED           THROUGH           ENDED           THROUGH           ENDED
                                            OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                               2005             2004             2005             2004             2005
Net asset value at beginning of period        $ 12.40          $12.08           $12.33           $12.08           $12.33
                                            -----------      -----------      -----------      -----------      -----------
Net investment income (a)                        0.03            0.06            (0.07)           (0.01)           (0.07)
Net realized and unrealized gain on
  investments                                    1.04            0.26             1.04             0.26             1.04
                                            -----------      -----------      -----------      -----------      -----------
Total from investment operations                 1.07            0.32             0.97             0.25             0.97
                                            -----------      -----------      -----------      -----------      -----------
Less dividends:
  From net investment income                    (0.10)             --            (0.06)              --            (0.06)
  From net realized gain on investments            --              --               --               --               --
                                            -----------      -----------      -----------      -----------      -----------
Total dividends and distributions                  --              --               --               --               --
                                            ===========      ===========      ===========      ===========      ===========
Net asset value at end of period              $ 13.37          $12.40           $13.24           $12.33           $13.24
                                            ===========      ===========      ===========      ===========      ===========
Total investment return (b)                      8.67%           2.65%(c)         7.85%            2.07%(c)         7.85%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                        0.24%           0.65%+          (0.51%)          (0.10%)+         (0.51%)
    Net expenses                                 1.65%           1.33%+           2.40%            2.08% +          2.40%
    Expenses (before reimbursement)              1.76%           1.45%+           2.51%            2.20% +          2.51%
Portfolio turnover rate                            39%             48%              39%              48%              39%
Net assets at end of period (in 000's)        $12,641          $9,206           $7,670           $3,776           $1,643

                                              CLASS C
                                            -----------
                                            JANUARY 2,
                                               2004*
                                              THROUGH
                                            OCTOBER 31,
                                               2004
Net asset value at beginning of period        $12.08
                                            -----------
Net investment income (a)                      (0.01)
Net realized and unrealized gain on
  investments                                   0.26
                                            -----------
Total from investment operations                0.25
                                            -----------
Less dividends:
  From net investment income                      --
  From net realized gain on investments           --
                                            -----------
Total dividends and distributions                 --
                                            ===========
Net asset value at end of period              $12.33
                                            ===========
Total investment return (b)                     2.07%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      (0.10%)+
    Net expenses                                2.08% +
    Expenses (before reimbursement)             2.20% +
Portfolio turnover rate                           48%
Net assets at end of period (in 000's)        $  884

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return in not annualized.

 30   MainStay All Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                              CLASS I
--------------------------------------------------------------------
                         YEAR ENDED OCTOBER 31,
      2005          2004          2003          2002          2001
    $  12.44      $  11.26      $   9.38      $  12.55      $  14.00
    --------      --------      --------      --------      --------
        0.13          0.11          0.14          0.13          0.16
        1.05          1.23          1.85         (1.86)        (1.15)
    --------      --------      --------      --------      --------
        1.18          1.34          1.99         (1.73)        (0.99)
    --------      --------      --------      --------      --------
       (0.14)        (0.16)        (0.11)        (0.31)        (0.15)
          --            --            --         (1.13)        (0.31)
    --------      --------      --------      --------      --------
       (0.14)        (0.16)        (0.11)        (1.44)        (0.46)
    ========      ========      ========      ========      ========
    $  13.48      $  12.44      $  11.26      $   9.38      $  12.55
    ========      ========      ========      ========      ========
        9.48%        11.97%        21.43%       (16.46%)       (7.29%)
        0.95%         1.04%         1.37%         1.12%         1.28%
        0.94%         0.94%         0.94%         0.94%         0.94%
        1.05%         1.06%         1.11%         1.12%         1.00%
          39%           48%           64%           65%           94%
    $118,701      $118,150      $163,551      $137,069      $140,919

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    31

MAINSTAY MID CAP OPPORTUNITY FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        8.29%  9.00%   11.32%
Excluding sales charges  14.59   10.24   11.95

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
10/31/95                                        9450                  10000                  10000                  10000
                                               10954                  12116                  11965                  12410
                                               14980                  16053                  15408                  16394
                                               16344                  16975                  16095                  20000
                                               16337                  17942                  18851                  25134
                                               17953                  20068                  23323                  26665
                                               17488                  19792                  19121                  20024
                                               17381                  19204                  17586                  16999
                                               22639                  25632                  23897                  20535
                                               25506                  30692                  27502                  22470
10/31/05                                       29228                  36678                  32476                  24429

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        8.81%  9.14%   11.05%
Excluding sales charges  13.81   9.42    11.05

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
10/31/95                                       10000                  10000                  10000                  10000
                                               11496                  12116                  11965                  12410
                                               15563                  16053                  15408                  16394
                                               16851                  16975                  16095                  20000
                                               16690                  17942                  18851                  25134
                                               18190                  20068                  23323                  26665
                                               17586                  19792                  19121                  20024
                                               17350                  19204                  17586                  16999
                                               22426                  25632                  23897                  20535
                                               25066                  30692                  27502                  22470
10/31/05                                       28526                  36678                  32476                  24429

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       12.76%  9.43%   11.06%
Excluding sales charges  13.76   9.43    11.06

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
10/31/95                                       10000                  10000                  10000                  10000
                                               11498                  12116                  11965                  12410
                                               15560                  16053                  15408                  16394
                                               16858                  16975                  16095                  20000
                                               16687                  17942                  18851                  25134
                                               18188                  20068                  23323                  26665
                                               17594                  19792                  19121                  20024
                                               17346                  19204                  17586                  16999
                                               22461                  25632                  23897                  20535
                                               25092                  30692                  27502                  22470
10/31/05                                       28545                  36678                  32476                  24429

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 32   MainStay Mid Cap Opportunity Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         15.11%  10.56%  12.25%

(PERFORMANCE GRAPH)

                                          MAINSTAY MID CAP        RUSSELL MIDCAP         RUSSELL MIDCAP
                                          OPPORTUNITY FUND         VALUE INDEX               INDEX              S&P 500 INDEX
                                          ----------------        --------------         --------------         -------------
10/31/95                                       10000                  10000                  10000                  10000
                                               11624                  12116                  11965                  12410
                                               15925                  16053                  15408                  16394
                                               17423                  16975                  16095                  20000
                                               17451                  17942                  18851                  25134
                                               19227                  20068                  23323                  26665
                                               18773                  19792                  19121                  20024
                                               18702                  19204                  17586                  16999
                                               24424                  25632                  23897                  20535
                                               27592                  30692                  27502                  22470
10/31/05                                       31761                  36678                  32476                  24429

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Russell Midcap(R) Value Index(1)                         19.50%  12.82%   13.88%
Russell Midcap(R) Index(2)                               18.09    6.85    12.50
S&P 500(R) Index(3)                                       8.72   -1.74     9.34
Average Lipper mid-cap value fund(4)                     14.51   10.66    12.14

approval of the Board of Directors/Trustees. From inception (12/27/94) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/2/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results for all indices assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.MAINSTAYfunds.com     33

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP OPPORTUNITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,078.00           $ 7.86            $1,017.50            $ 7.63
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,074.05           $11.76            $1,013.75            $11.42
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,074.05           $11.76            $1,013.75            $11.42
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,080.40           $ 5.45            $1,019.80            $ 5.29
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Class A, 2.25% for Class B and Class C, and 1.04% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).



 34   MainStay Mid Cap Opportunity Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     99.4
Short-Term Investments (collateral from securities lending                        12.4
  is 12.4%)
Liabilities in Excess of Cash and Other Assets                                   (11.8)

See Portfolio of Investments on page 38 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Edison International
 2.  Federated Department Stores, Inc.
 3.  American Electric Power Co., Inc.
 4.  CIGNA Corp.
 5.  Principal Financial Group, Inc.
 6.  Bear Stearns Cos., Inc. (The)
 7.  KeyCorp
 8.  CSX Corp.
 9.  Equity Office Properties Trust
10.  Freescale Semiconductor, Inc. Class B

                                                    www.MAINSTAYfunds.com     35

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Kathy A. O'Connor and Jeffrey Sanders of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell Midcap(R) Index,(1) the Standard & Poor's MidCap 400(R) Index,(2) or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. In implementing this strategy, the Fund invests primarily in stocks of mid-capitalization companies that we determine to have strong or improving operating characteristics and to be relatively overlooked or undervalued by the market. The Fund uses a quantitative and statistical model to analyze the relative quality and value of stocks.

WHAT MAJOR FACTORS INFLUENCED THE STOCK AND BOND MARKETS DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

During the 12-month reporting period, all broadly watched equity indices provided positive performance. Mid- and small-capitalization stocks generally outperformed their large-cap counterparts. The market favored value stocks over growth stocks at all capitalization levels. Despite wide fluctuations in crude-oil prices, instability in many regions of the world, and the devastation caused by hurricanes Katrina and Rita, the U.S. stock market posted significant gains during the 12-month period ended October 31, 2005.

The Federal Open Market Committee continued to raise its target for the federal funds rate, with eight 25-basis-point increases during the reporting period. (A basis point is one-hundredth of a percentage point.) At the end of October 2005, the target rate stood at 3.75%, its highest level in more than four years. Among the considerations that influenced the gradual tightening policy were mounting inflationary pressures, low unemployment, an upward path of record energy prices, and growing labor costs.

HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All share classes of MainStay Mid Cap Opportunity Fund underperformed the Russell Midcap(R) Value Index(3) for the 12 months ended October 31, 2005. Fund holdings in the financials and utilities sectors underperformed related stocks in the Index. Although stocks in the utilities sector generated solid performance during the reporting period, the Fund's underweighted position relative to the Index detracted from the Fund's relative performance.

WHICH SECTORS AND INDIVIDUAL STOCKS PROVIDED THE STRONGEST PERFORMANCE FOR THE FUND DURING THE 12-MONTH REPORTING PERIOD?

For the 12 months ended October 31, 2005, the Fund's five strongest-performing sectors were energy, health care, financials, utilities, and consumer discretionary. Among the strongest contributors to the Fund's performance were petroleum refiners Premcor and Sunoco, entertainment software company Activision, a public-utility holding company Edison International, and health-benefits provider Humana.

WHICH SECTORS AND INDIVIDUAL STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

The Fund's five weakest-performing sectors during the 12-month reporting period were telecommunication services, information technology, consumer staples, materials, and industrials. The greatest individual negative contribution to the Fund's performance came from telecommunications equipment and services company UTStarcom. The second-greatest negative contribution came from R&G Financial, a Puerto Rico bank holding company. Next was holding company UST, with interests in smokeless tobacco and wine & spirits. The next-weakest contributor was single-family home designer and builder Meritage Homes, followed by imaging products, services, and solutions company Eastman Kodak.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.
1. See footnote on page 33 for more information on the Russell Midcap(R) Index.
2. The S&P MidCap 400(R) Index is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation. The Index is generally considered representative of the market for domestic mid-cap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. See footnote on page 33 for more information on the Russell Midcap(R) Value Index.

 36   MainStay Mid Cap Opportunity Fund

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund uses a proprietary model to select stocks that have relatively improving operating characteristics and are relatively undervalued. One of the stocks the Fund purchased during the reporting period was USG, which sells building materials for new residential and nonresidential construction. The
Fund initially purchased the stock in July 2005. We established a position in Health Net, a managed care company in June 2005. The Fund established a posi-tion in AmerUs Group, an individual life insurance and annuity products holding company, in July 2005. All three of these companies exhibited improving fundamentals and, according to our proprietary model, were relatively undervalued at the time of purchase.

The Fund sells stocks that exhibit deteriorating operating results, are relatively overvalued, or both. The Fund sold its entire position in PacifiCare Health Systems, a health-insurance and managed-care company, in July 2005. Our proprietary quantitative model indicated that the stock had become overvalued. Entertainment software company Activision was sold for a similar reason in July 2005. The Fund also sold its entire position in petroleum refiner Premcor in June and July 2005 because the company was acquired by Valero Energy.

DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance, industry performance, and the Fund's proprietary security selection process. At the beginning of the reporting period, the Fund held a substantial portion of its net assets in the financials sector. By October 31, 2005, this weighting had increased. The Fund's weighting in the energy sector, on the other hand, closed the reporting period at less than half the weighting on October 31, 2004.

HOW DID THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF THE RUSSELL MIDCAP(R) VALUE INDEX AT THE END OF THE REPORTING PERIOD?

As of October 31, 2005, the Fund was overweighted relative to the Russell Midcap(R) Value Index in the consumer discretionary, health care, and financials sectors. The Fund benefited from its overweighted position in health care because the sector provided solid performance and the Fund's stock selection was strong. The Fund's overweighted positions in the consumer discretionary and financials sectors, on the other hand, hurt relative results because the stocks selected by the Fund were not as strong as related stocks in the Index. As of October 31, 2005, the Fund was underweighted relative to the Russell Midcap(R) Value Index in the information technology, materials, and utilities sectors.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY MID CAP OPPORTUNITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.MAINSTAYfunds.com     37

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                        SHARES          VALUE
COMMON STOCKS (99.4%) +
-----------------------------------------------------------------------------
AUTO COMPONENTS (3.1%)
Autoliv, Inc.                                           29,955   $  1,286,867
Goodyear Tire & Rubber Co. (The) (a)(b)                 67,631      1,057,749
Lear Corp. (b)                                          38,200      1,163,572
                                                                 ------------
                                                                    3,508,188
                                                                 ------------
BEVERAGES (1.1%)
PepsiAmericas, Inc.                                     52,562      1,225,746
                                                                 ------------
BUILDING PRODUCTS (1.1%)
USG Corp. (a)(b)                                        21,237      1,255,531
                                                                 ------------
CAPITAL MARKETS (2.8%)
A.G. Edwards, Inc.                                      31,236      1,321,908
V  Bear Stearns Cos., Inc. (The)                        17,249      1,824,944
                                                                 ------------
                                                                    3,146,852
                                                                 ------------
COMMERCIAL BANKS (6.3%)
Comerica, Inc.                                          27,863      1,609,924
Commerce Bancshares, Inc.                               24,098      1,280,327
First Citizens BancShares, Inc. Class A                    759        126,753
V  KeyCorp                                              55,121      1,777,101
M&T Bank Corp.                                          14,886      1,601,436
TCF Financial Corp.                                     30,215        818,827
                                                                 ------------
                                                                    7,214,368
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Equifax, Inc.                                           33,101      1,140,992
Republic Services, Inc.                                 40,234      1,422,272
                                                                 ------------
                                                                    2,563,264
                                                                 ------------
CONSTRUCTION MATERIALS (1.7%)
Lafarge North America, Inc.                             12,896        780,337
Martin Marietta Materials, Inc.                         14,770      1,165,501
                                                                 ------------
                                                                    1,945,838
                                                                 ------------
CONSUMER FINANCE (1.1%)
AmeriCredit Corp. (a)                                   55,045      1,230,256
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (2.7%)
CIT Group, Inc.                                         24,255      1,109,181
V  Principal Financial Group, Inc.                      38,637      1,917,554
                                                                 ------------
                                                                    3,026,735
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
CenturyTel, Inc. (b)                                    41,970      1,373,678
PanAmSat Holding Corp.                                  34,952        834,304
                                                                 ------------
                                                                    2,207,982
                                                                 ------------


                                                        SHARES          VALUE
ELECTRIC UTILITIES (5.8%)
V  American Electric Power Co., Inc.                    53,477   $  2,029,987
DPL, Inc.                                               51,887      1,337,128
V  Edison International                                 47,346      2,071,861
Reliant Energy, Inc. (a)(b)                             86,946      1,104,214
                                                                 ------------
                                                                    6,543,190
                                                                 ------------
FOOD PRODUCTS (1.8%)
Hershey Co. (The)                                       20,240      1,150,239
Tyson Foods, Inc. Class A                               48,265        859,117
                                                                 ------------
                                                                    2,009,356
                                                                 ------------
GAS UTILITIES (1.9%)
Equitable Resources, Inc.                               30,742      1,188,178
Southern Union Co. (a)                                  39,956        939,765
                                                                 ------------
                                                                    2,127,943
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (7.3%)
AmerisourceBergen Corp.                                 20,515      1,564,679
V  CIGNA Corp.                                          17,043      1,974,772
Community Health Systems, Inc. (a)                      30,127      1,118,013
Health Net, Inc. (a)                                    26,796      1,255,125
Humana, Inc. (a)                                        27,216      1,208,118
Sierra Health Services, Inc. (a)                        15,497      1,162,275
                                                                 ------------
                                                                    8,282,982
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.1%)
Wendy's International, Inc.                             26,354      1,231,259
                                                                 ------------

HOUSEHOLD DURABLES (3.2%)
Meritage Homes Corp. (a)                                19,849      1,235,997
Ryland Group, Inc.                                      15,744      1,059,571
Standard Pacific Corp.                                  34,158      1,317,816
                                                                 ------------
                                                                    3,613,384
                                                                 ------------
HOUSEHOLD PRODUCTS (1.0%)
Energizer Holdings, Inc. (a)                            22,696      1,145,921
                                                                 ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.2%)
NRG Energy, Inc. (a)(b)                                 31,106      1,337,869
                                                                 ------------

INSURANCE (12.6%)
Alleghany Corp. (a)                                        399        120,099
Allmerica Financial Corp. (a)                           31,280      1,191,768
American National Insurance Co.                          5,752        678,333
AmerUs Group Co.                                        21,842      1,291,299
Jefferson-Pilot Corp. (b)                               27,424      1,505,029
Lincoln National Corp.                                  32,035      1,621,291

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 38   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
MBIA, Inc. (b)                                           7,402   $    431,093
Nationwide Financial Services, Inc. Class A             15,987        645,715
Old Republic International Corp.                        54,098      1,401,679
SAFECO Corp.                                            27,073      1,507,966
StanCorp Financial Group, Inc.                          14,731      1,356,725
Torchmark Corp.                                         19,656      1,038,427
UnumProvident Corp.                                     72,213      1,465,202
                                                                 ------------
                                                                   14,254,626
                                                                 ------------
IT SERVICES (1.7%)
Convergys Corp. (a)                                     57,572        935,545
Sabre Holdings Corp. Class A                            50,091        978,277
                                                                 ------------
                                                                    1,913,822
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (2.3%)
Eastman Kodak Co. (b)                                   54,196      1,186,892
Mattel, Inc.                                            95,124      1,403,079
                                                                 ------------
                                                                    2,589,971
                                                                 ------------
METALS & MINING (1.3%)
Nucor Corp.                                             25,125      1,503,731
                                                                 ------------
MULTILINE RETAIL (5.3%)
Dillard's, Inc. Class A                                 56,693      1,174,112
V  Federated Department Stores, Inc.                    33,683      2,067,126
J.C. Penney Co., Inc.                                   29,758      1,523,610
Sears Holdings Corp. (a)(b)                             10,670      1,283,068
                                                                 ------------
                                                                    6,047,916
                                                                 ------------
MULTI-UTILITIES (3.7%)
KeySpan Corp.                                           41,066      1,419,652
PNM Resources, Inc.                                     48,805      1,237,207
Wisconsin Energy Corp.                                  35,923      1,358,967
Xcel Energy, Inc. (b)                                    9,661        177,086
                                                                 ------------
                                                                    4,192,912
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (4.6%)
Amerada Hess Corp.                                      12,828      1,604,783
Kinder Morgan, Inc.                                     12,716      1,155,884
Overseas Shipholding Group, Inc.                         6,463        307,639
Sunoco, Inc.                                            18,085      1,347,333
Williams Cos., Inc. (The)                               36,523        814,463
                                                                 ------------
                                                                    5,230,102
                                                                 ------------
PAPER & FOREST PRODUCTS (0.8%)
Louisiana-Pacific Corp.                                 34,968        871,752
                                                                 ------------


                                                        SHARES          VALUE
REAL ESTATE (5.3%)
AMB Property Corp.                                       2,789   $    123,218
Annaly Mortgage Management, Inc. (b)                   100,014      1,148,161
Apartment Investment & Management Co. Class A (b)       24,751        950,438
Crescent Real Estate Equities Co.                       56,334      1,123,863
V  Equity Office Properties Trust                       55,024      1,694,739
New Century Financial Corp. (b)                         31,540        973,640
                                                                 ------------
                                                                    6,014,059
                                                                 ------------
ROAD & RAIL (3.7%)
V  CSX Corp.                                            38,219      1,750,812
Laidlaw International, Inc.                             55,076      1,252,428
Norfolk Southern Corp.                                   2,112         84,902
Swift Transportation Co., Inc. (a)                      63,881      1,165,828
                                                                 ------------
                                                                    4,253,970
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
V  Freescale Semiconductor, Inc. Class B (a)            68,493      1,635,613
                                                                 ------------

SPECIALTY RETAIL (2.3%)
AutoNation, Inc. (a)                                    68,701      1,365,776
Circuit City Stores, Inc.                               70,765      1,258,909
                                                                 ------------
                                                                    2,624,685
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Reebok International Ltd.                                5,371        306,416
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (3.2%)
Astoria Financial Corp.                                 46,854      1,309,569
IndyMac Bancorp, Inc.                                   11,265        420,522
MGIC Investment Corp. (b)                               22,268      1,319,156
PMI Group, Inc. (The)                                    7,910        315,451
Radian Group, Inc.                                       6,166        321,249
                                                                 ------------
                                                                    3,685,947
                                                                 ------------
TOBACCO (2.5%)
Reynolds American, Inc. (b)                             17,940      1,524,900
UST, Inc.                                               30,676      1,269,680
                                                                 ------------
                                                                    2,794,580
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (1.1%)
GATX Corp.                                              33,126      1,237,919
                                                                 ------------
Total Common Stocks
  (Cost $108,693,252)                                             112,774,685
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    39

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (12.4%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (1.0%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (c)(d)                        $1,153,345   $  1,153,345
                                                                 ------------
Total Certificate of Deposit
  (Cost $1,153,345)                                                 1,153,345
                                                                 ------------
COMMERCIAL PAPER (0.7%)
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (c)                              753,480        753,480
                                                                 ------------
Total Commercial Paper
  (Cost $753,480)                                                     753,480
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.9%)
BGI Institutional Money Market Fund (c)              2,125,259      2,125,259
                                                                 ------------
Total Investment Company
  (Cost $2,125,259)                                                 2,125,259
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
TIME DEPOSITS (8.8%)
Bank of the West (The)
  4.02%, due 12/8/05 (c)                            $1,537,793      1,537,793
Barclays
  3.92%, due 12/5/05 (c)                               768,897        768,897
  3.94%, due 11/28/05 (c)                              768,897        768,897
Credit Suisse First Boston, Inc.
  3.74%, due 11/1/05 (c)                             1,153,345      1,153,345
Deutsche Bank
  3.95%, due 12/2/05 (c)                               768,897        768,897
First Tennessee National Corp.
  3.88%, due 11/14/05 (c)                              768,897        768,897
Halifax Bank of Scotland
  3.75%, due 11/1/05 (c)                               768,897        768,897

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (c)                           $  768,897   $    768,897
Societe Generale
  3.77%, due 11/1/05 (c)                             1,153,345      1,153,345
UBS AG
  4.01%, due 12/13/05 (c)                              768,897        768,897
Wells Fargo & Co.
  4.00%, due 11/25/05 (c)                              768,897        768,897
                                                                 ------------
Total Time Deposits
  (Cost $9,995,659)                                                 9,995,659
                                                                 ------------
Total Short-Term Investments
  (Cost $14,027,743)                                               14,027,743
                                                                 ------------
Total Investments
  (Cost $122,720,995) (e)                                111.8%   126,802,428(f)
Liabilities in Excess of
  Cash and Other Assets                                  (11.8)   (13,429,900)
                                                    ----------   ------------
Net Assets                                               100.0%  $113,372,528
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) Floating rate. Rate shown is the rate in effect at October 31, 2005.
(e) The cost for federal income tax purposes is $122,831,134.
(f)  At October 31, 2005 net unrealized appreciation was
     $3,971,294, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $8,057,131 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,085,837.

 40   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $122,720,995) including
  $13,565,335 market value of securities
  loaned                                        $126,802,428
Cash                                                 802,252
Receivables:
  Investment securities sold                         586,606
  Fund shares sold                                   502,540
  Dividends and interest                             117,183
Other assets                                          23,105
                                                -------------
    Total assets                                 128,834,114
                                                -------------
LIABILITIES:
Securities lending collateral                     14,027,743
Payables:
  Investment securities purchased                  1,125,485
  Fund shares redeemed                                83,416
  Transfer agent                                      79,168
  NYLIFE Distributors                                 47,866
  Manager                                             37,687
  Professional                                        34,767
  Shareholder communication                           14,058
Accrued expenses                                      11,396
                                                -------------
    Total liabilities                             15,461,586
                                                -------------
Net assets                                      $113,372,528
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share) 1
  billion shares authorized:
  Class A                                       $     16,186
  Class B                                              9,792
  Class C                                              8,865
  Class I                                              8,877
Additional paid-in capital                       103,195,776
Accumulated net investment income                     45,644
Accumulated net realized gain on investments       6,005,955
Net unrealized appreciation on investments         4,081,433
                                                -------------
Net assets                                      $113,372,528
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 42,238,619
                                                =============
Shares of capital stock outstanding                1,618,624
                                                =============
Net asset value per share outstanding           $      26.10
Maximum sales charge (5.50% of offering price)          1.52
                                                -------------
Maximum offering price per share outstanding    $      27.62
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 25,068,338
                                                =============
Shares of capital stock outstanding                  979,249
                                                =============
Net asset value and offering price per share
  outstanding                                   $      25.60
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 22,686,646
                                                =============
Shares of capital stock outstanding                  886,526
                                                =============
Net asset value and offering price per share
  outstanding                                   $      25.59
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 23,378,925
                                                =============
Shares of capital stock outstanding                  887,717
                                                =============
Net asset value and offering price per share
  outstanding                                   $      26.34
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    41

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $1,351,092
  Interest                                            44,564
  Income from securities loaned--net                   7,678
                                                  -----------
    Total income                                   1,403,334
                                                  -----------
EXPENSES:
  Manager                                            687,213
  Transfer agent--Classes A, B and C                 229,930
  Transfer agent--Class I                             30,828
  Distribution--Class B                              132,319
  Distribution--Class C                               98,257
  Distribution/Service--Class A                       63,627
  Service--Class B                                    44,106
  Service--Class C                                    32,752
  Registration                                        54,860
  Professional                                        43,054
  Custodian                                           29,231
  Shareholder communication                           25,916
  Directors                                            6,541
  Miscellaneous                                       10,571
                                                  -----------
    Total expenses before reimbursement            1,489,205
  Expense reimbursement from Manager                (206,679)
                                                  -----------
  Net expenses                                     1,282,526
                                                  -----------
Net investment income                                120,808
                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   5,994,612
Net change in unrealized appreciation on
  investments                                        227,190
                                                  -----------
Net realized and unrealized gain on investments    6,221,802
                                                  -----------
Net increase in net assets resulting from
  operations                                      $6,342,610
                                                  ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $4,355.

 42   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005          2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)         $    120,808   $       (19)
 Net realized gain on investments        5,994,612     1,340,083
 Net change in unrealized
  appreciation on investments              227,190     1,004,716
                                      --------------------------
 Net increase in net assets
  resulting from operations              6,342,610     2,344,780
                                      --------------------------

Dividends to shareholders:

 From net investment income:
   Class A                                 (62,192)           --
   Class B                                 (34,360)           --
   Class C                                 (26,620)           --
   Class I                                (112,421)           --
 From net realized gain on investments:
   Class A                                (295,736)           --
   Class B                                (216,488)           --
   Class C                                (168,408)          (11)
   Class I                                (475,783)     (109,405)
   Service Class                                --          (167)
                                      --------------------------
 Total dividends to shareholders        (1,392,008)     (109,583)
                                      --------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              37,697,250     6,832,118
   Class B                              20,610,724     5,871,147
   Class C                              18,560,407     4,954,042
   Class I                              10,490,303     8,968,490
   Service Class                                --        21,108

                                              2005          2004

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                            $    259,475   $        --
   Class B                                 246,626            --
   Class C                                 180,288            10
   Class I                                 569,097       109,130
   Service Class                                --           167
                                      --------------------------
                                        88,614,170    26,756,212

 Cost of shares redeemed:
   Class A                              (3,594,035)     (408,728)
   Class B                              (2,519,349)     (218,504)
   Class C                              (1,692,031)     (132,476)
   Class I                              (8,156,299)   (6,057,924)
   Service Class                                --       (24,327)
                                      --------------------------
                                       (15,961,714)   (6,841,959)
    Increase in net assets derived
     from capital share transactions    72,652,456    19,914,253
                                      --------------------------
    Net increase in net assets          77,603,058    22,149,450

NET ASSETS:
Beginning of year                       35,769,470    13,620,020
                                      --------------------------
End of year                           $113,372,528   $35,769,470
                                      ==========================
Accumulated undistributed net
 investment income at end of year     $     45,644   $        --
                                      ==========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    43

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                           CLASS B                             CLASS C
                                ----------------------------      ----------------------------      -------------------------------
                                                 JANUARY 2,                        JANUARY 2,
                                   YEAR            2004**            YEAR            2004**            YEAR             YEAR
                                   ENDED           THROUGH           ENDED           THROUGH           ENDED            ENDED
                                OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                   2005             2004             2005             2004             2005             2004

Net asset value at beginning
  of period                       $ 23.45          $21.93           $ 23.14          $21.79           $ 23.14          $20.86
                                -----------      -----------      -----------      -----------      -----------      -----------
Net investment income (loss)         0.06           (0.01)            (0.10)          (0.07)            (0.08)          (0.07)
Net realized and unrealized
  gain (loss) on investments         3.34            1.53              3.28            1.42              3.25            2.50
                                -----------      -----------      -----------      -----------      -----------      -----------
Total from investment
  operations                         3.40            1.52              3.18            1.35              3.17            2.43
                                -----------      -----------      -----------      -----------      -----------      -----------
Less dividends and
  distributions:
  From net investment income        (0.04)             --             (0.01)             --             (0.01)             --
  From net realized gain on
    investments                     (0.71)             --             (0.71)             --             (0.71)          (0.15)
                                -----------      -----------      -----------      -----------      -----------      -----------
Total dividends and
  distributions                     (0.75)             --             (0.72)             --             (0.72)          (0.15)
                                -----------      -----------      -----------      -----------      -----------      -----------
Net asset value at end of
  period                          $ 26.10          $23.45           $ 25.60          $23.14           $ 25.59          $23.14
                                ===========      ===========      ===========      ===========      ===========      ===========
Total investment return (b)         14.59%           6.93%(c)         13.81%           6.20%(c)         13.76%          11.71%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                         0.32%          (0.21%)+          (0.43%)         (0.96%)+          (0.43%)         (0.96%)
    Net expenses                     1.50%           1.53% +#          2.25%           2.28% +#          2.25%           2.28% #
    Expenses (before
      reimbursements)                1.78%           2.13% +#          2.53%           2.88% +#          2.53%           2.88% #
Portfolio turnover rate               153%             43%              153%             43%              153%             43%
Net assets at end of period
  (in 000's)                      $42,239          $6,554           $25,068          $5,756           $22,687          $4,951

                                  CLASS C
                                ------------
                                DECEMBER 30,
                                   2002**
                                  THROUGH
                                OCTOBER 31,
                                    2003
Net asset value at beginning
  of period                       $ 15.87
                                ------------
Net investment income (loss)        (0.06)(a)
Net realized and unrealized
  gain (loss) on investments         5.05
                                ------------
Total from investment
  operations                         4.99
                                ------------
Less dividends and
  distributions:
  From net investment income           --
  From net realized gain on
    investments                        --
                                ------------
Total dividends and
  distributions                        --
                                ------------
Net asset value at end of
  period                          $ 20.86
                                ============
Total investment return (b)         31.44%(c)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                        (0.53%)+
    Net expenses                     2.13% +#
    Expenses (before
      reimbursements)                2.37% +#
Portfolio turnover rate                90%
Net assets at end of period
  (in 000's)                      $     1

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.09%, 0.13% and
     0.15% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.

 44   MainStay Mid Cap Opportunity Fund    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         CLASS I
------------------------------------------------------------------------------------------
                                                             JANUARY 1,
                                                                2001*             YEAR
                                                               THROUGH           ENDED
                   YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
       2005          2004          2003          2002           2001              2000

     $ 23.57       $ 21.01       $ 16.16       $ 16.30         $ 16.93          $ 16.06
     --------      --------      --------      --------      -----------      ------------
        0.12          0.05          0.08(a)       0.09            0.06             0.06
        3.42          2.66          4.84         (0.14)          (0.69)            0.88
     --------      --------      --------      --------      -----------      ------------
        3.54          2.71          4.92         (0.05)          (0.63)            0.94
     --------      --------      --------      --------      -----------      ------------
       (0.06)           --         (0.07)        (0.09)             --            (0.06)
            )
       (0.71         (0.15)           --            --              --            (0.01)
     --------      --------      --------      --------      -----------      ------------
       (0.77)        (0.15)        (0.07)        (0.09)             --            (0.07)
     --------      --------      --------      --------      -----------      ------------
     $ 26.34       $ 23.57       $ 21.01       $ 16.16         $ 16.30          $ 16.93
     ========      ========      ========      ========      ===========      ============
       15.11%        12.97%        30.59%        (0.38%)         (3.72%)(c)        5.83%
        0.78%         0.26%         0.47%         0.46%           0.41%+           0.35%
        1.04%         1.06%#        1.13%#        1.17%#          1.19%+#(d)       1.06%#
        1.27%         1.66%#        1.37%#        1.29%#          1.22%+#(d)       1.06%#
         153%           43%           90%           75%             69%             114%
     $23,379       $18,508       $13,617       $51,231         $56,907          $67,401

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    45

MAINSTAY S&P 500 INDEX FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       4.73%  -2.77%  8.53%
Excluding sales charges  7.97   -2.17   8.86

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/95                                                                    9700                              10000
                                                                           11959                              12410
                                                                           15723                              16394
                                                                           19086                              20000
                                                                           23928                              25134
                                                                           25306                              26665
                                                                           18975                              20024
                                                                           16054                              16999
                                                                           19308                              20535
                                                                           21001                              22470
10/31/05                                                                   22675                              24429

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         8.42%  -1.91%  9.13%

(PERFORMANCE GRAPH)

                                                                MAINSTAY S&P 500 INDEX FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/95                                                                   10000                              10000
                                                                           12355                              12410
                                                                           16278                              16394
                                                                           19807                              20000
                                                                           24884                              25134
                                                                           26373                              26665
                                                                           19807                              20024
                                                                           16790                              16999
                                                                           20247                              20535
                                                                           22089                              22470
10/31/05                                                                   23949                              24429

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS
-----------------------------------------------------------------------------

S&P 500(R) Index(1)                                      8.72%  -1.74%  9.34%
Average Lipper S&P 500 Index objective fund(2)           8.14   -2.28   8.88

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 46   MainStay S&P 500 Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY S&P 500 INDEX FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               ENDING ACCOUNT                          ENDING ACCOUNT
                                                VALUE (BASED                            VALUE (BASED
                               BEGINNING         ON ACTUAL          EXPENSES          ON HYPOTHETICAL          EXPENSES
                                ACCOUNT         RETURNS AND           PAID             5% ANNUALIZED             PAID
                                 VALUE           EXPENSES)           DURING              RETURN AND             DURING
SHARE CLASS                     5/1/05            10/31/05          PERIOD(1)         ACTUAL EXPENSES)         PERIOD(1)

CLASS A SHARES                 $1,000.00         $1,048.65            $3.77              $1,021.35               $3.72
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00         $1,051.40            $1.55              $1,023.50               $1.53
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.73% for Class A, and 0.30% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).



                                                    www.MAINSTAYfunds.com     47

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     99.6
Short Term Investments (collateral from securities lending                         8.0
  is 7.7%)
Liabilities in Excess of Cash and Other Assets                                    (7.6)

See Portfolio of Investments on page 51 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  Microsoft Corp.
 4.  Citigroup, Inc.
 5.  Procter & Gamble Co. (The)
 6.  Johnson & Johnson
 7.  Bank of America Corp.
 8.  American International Group, Inc.
 9.  Pfizer, Inc.
10.  Altria Group, Inc.

 48   MainStay S&P 500 Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its total assets in stocks contained in the S&P 500(R) Index(1) in the same proportion, to the extent feasible, as they are represented in the Index. In implementing this strategy, we use statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. The Fund's investments also include S&P 500(R) Index futures that are used for cash management purposes.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

For the 12 months ended October 31, 2005, all broadly watched equity indices provided positive performance. Mid- and small-capitalization stocks generally outperformed their large-cap counterparts, and the market favored value stocks over growth stocks at all capitalization levels. Despite wide fluctuations in crude-oil prices, instability in many regions of the world, and the devastation caused by hurricanes Katrina and Rita, the U.S. stock market posted significant gains during the 12 months ended October 31, 2005.

The Federal Open Market Committee continued to raise its target for the federal funds rate, with eight 25-basis-point increases during the reporting period. (A basis point is one-hundredth of a percentage point.) At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years. Among the considerations that influenced the gradual tightening policy were mounting inflationary pressures, low unemployment, an upward path of record energy prices, and growing labor costs.

WHAT WERE THE BEST-PERFORMING INDUSTRIES IN THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

From a total return perspective, tobacco was the best-performing industry for the 12 months ended October 31, 2005. Other top-performing industries from a total-return perspective included health care providers & services, energy equipment & services, construction & engineering, and independent power producers & energy traders.

On the basis of impact, which takes weightings and total returns both into account, the industry that made the strongest contribution to the performance of the Index was oil, gas & consumable fuels. The second-strongest contributor was health care providers & services, followed by insurance, capital markets, and tobacco.

WHICH INDUSTRIES WERE THE WORST PERFORMERS?

On the basis of total returns alone, the worst-performing industry in the Index for the 12-month reporting period was automobiles. The second-worst total return came from Internet & catalog retail, followed by leisure equipment & products, auto components, and thrifts & mortgage finance.

For the 12 months ended October 31, 2005, media was the industry with the greatest negative impact on Index performance when weightings and total returns were both considered. Pharmaceuticals was next, followed by thrifts & mortgage finance, automobiles, and Internet & catalog retail.

WHICH INDIVIDUAL STOCKS WERE THE BEST PERFORMERS DURING THE REPORTING PERIOD?

For the 12 months ended October 31, 2005, the S&P 500(R) Index stock with the highest total return was Valero Energy. Express Scripts had the second-best total return, followed by NVIDIA, Humana, and Apple Computer. Each of these top performers more than doubled in price during the reporting period.

The five stocks with the greatest positive impact on the performance of the S&P 500(R) Index all had higher weightings and lower total returns. On the basis of impact, which takes weightings and total returns both into account, the strongest positive contributor to the performance of the Index for the 12-month reporting period was Altria Group. The second-best contributor was ExxonMobil, followed by ConocoPhillips, UnitedHealth Group, and Hewlett-Packard.

WHICH STOCKS WERE THE WEAKEST PERFORMERS DURING THE REPORTING PERIOD?

For the 12-months ended October 31, 2005, the S&P 500(R) Index stock with the worst total return was Sanmina-SCI Corp. Other particularly weak performers included Unisys, Gateway, Lexmark International, and Dana.


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 46 for more information on the S&P 500 Index.

                                                    www.MAINSTAYfunds.com     49

On the basis of impact, which takes weightings and total returns both into account, Pfizer made the greatest negative contribution to the performance of the Index for the 12-month reporting period. Wal-Mart Stores was next, followed by Fannie Mae, Verizon Communications, and International Business Machines.

WERE ANY CHANGES MADE TO THE FUND OR TO THE INDEX DURING THE PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. During the 12 months ended October 31, 2005, there were 20 additions to the Index and 20 deletions from it.

Among the additions were well-known companies such as Compass Bancshares, Vornado Realty Trust, Tyson Foods, Public Storage, and Lennar. Among the deletions were familiar names such as Deluxe, Winn-Dixie Stores, Delta Air Lines, Unocal, and Delphi. When Sears, Roebuck merged with Kmart, the stock was deleted from the Index but simultaneously reappeared as Sears Holdings. Adolf Coors merged with Molson and was deleted when Molson Coors Brewing was added to the Index. Peoplesoft was deleted from the Index because the company was acquired by Oracle; Nextel Communications was deleted when the company was acquired by Sprint; and Wellpoint Health Networks was deleted when it was acquired by Anthem.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY S&P 500 INDEX FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 50   MainStay S&P 500 Index Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                         SHARES            VALUE
COMMON STOCKS (99.6%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
Boeing Co. (The)                                        116,654   $    7,540,515
General Dynamics Corp.                                   28,543        3,319,551
Goodrich Corp.                                           16,805          606,156
Honeywell International, Inc.                           121,622        4,159,472
L-3 Communications Holdings, Inc. (a)                    16,903        1,315,391
Lockheed Martin Corp.                                    51,737        3,133,193
Northrop Grumman Corp.                                   50,636        2,716,621
Raytheon Co.                                             63,414        2,343,147
Rockwell Collins, Inc.                                   24,933        1,142,430
United Technologies Corp.                               145,652        7,469,035
                                                                  --------------
                                                                      33,745,511
                                                                  --------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp.                                              43,098        3,961,999
Ryder System, Inc.                                        8,983          356,356
United Parcel Service, Inc. Class B                     157,133       11,461,281
                                                                  --------------
                                                                      15,779,636
                                                                  --------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   98,500        1,576,985
                                                                  --------------

AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                  8,934          122,038
Dana Corp.                                               21,059          158,153
Goodyear Tire &
  Rubber Co. (The) (a)(b)                                24,608          384,869
Johnson Controls, Inc.                                   27,349        1,861,099
Visteon Corp. (b)                                        18,090          150,690
                                                                  --------------
                                                                       2,676,849
                                                                  --------------
AUTOMOBILES (0.4%)
Ford Motor Co.                                          263,439        2,191,812
General Motors Corp. (a)                                 80,375        2,202,275
Harley-Davidson, Inc.                                    39,059        1,934,592
                                                                  --------------
                                                                       6,328,679
                                                                  --------------
BEVERAGES (2.2%)
Anheuser-Busch Cos., Inc.                               110,452        4,557,250
Brown-Forman Corp. Class B                               11,844          750,199
Coca-Cola Co. (The) (c)                                 295,168       12,627,287
Coca-Cola Enterprises, Inc.                              42,850          809,865
Constellation Brands, Inc. Class A (a)(b)                27,387          644,690
Molson Coors Brewing Co. Class B                          8,164          503,719


                                                         SHARES            VALUE
BEVERAGES (CONTINUED)
Pepsi Bottling
  Group, Inc. (The) (a)                                  19,740   $      561,208
PepsiCo, Inc.                                           237,349       14,022,579
                                                                  --------------
                                                                      34,476,797
                                                                  --------------
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (b)                                         175,672       13,308,911
Applera Corp.-Applied BioSystems Group                   27,462          666,503
Biogen Idec, Inc. (a)(b)                                 48,327        1,963,526
Chiron Corp. (b)                                         15,487          683,596
Genzyme Corp. (b)                                        36,442        2,634,757
Gilead Sciences, Inc. (b)                                64,805        3,062,036
MedImmune, Inc. (b)                                      34,808        1,217,584
                                                                  --------------
                                                                      23,536,913
                                                                  --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                             25,198          958,532
Masco Corp.                                              61,223        1,744,856
                                                                  --------------
                                                                       2,703,388
                                                                  --------------
CAPITAL MARKETS (3.2%)
Ameriprise Financial, Inc. (b)                           35,286        1,313,352
Bank of New York Co., Inc. (The)                        110,699        3,463,772
Bear Stearns Cos., Inc. (The)                            15,878        1,679,892
Charles Schwab Corp. (The)                              147,723        2,245,390
E*TRADE Financial Corp. (b)                              51,895          962,652
Federated Investors, Inc. Class B                        12,049          421,836
Franklin Resources, Inc.                                 21,141        1,868,230
Goldman Sachs Group, Inc. (The) (a)                      66,156        8,360,134
Janus Capital Group, Inc. (a)                            32,935          578,009
Lehman Brothers Holdings, Inc. (a)                       38,711        4,632,545
Mellon Financial Corp.                                   59,268        1,878,203
Merrill Lynch & Co., Inc.                               132,250        8,561,865
Morgan Stanley                                          154,365        8,399,000
Northern Trust Corp.                                     26,421        1,416,166
State Street Corp.                                       46,645        2,576,203
T. Rowe Price Group, Inc.                                18,428        1,207,403
                                                                  --------------
                                                                      49,564,652
                                                                  --------------
CHEMICALS (1.6%)
Air Products & Chemicals, Inc.                           31,454        1,800,427
Ashland, Inc.                                            10,514          562,604
Dow Chemical Co. (The)                                  137,177        6,290,937
E.I. du Pont de Nemours & Co.                           141,424        5,895,967
Eastman Chemical Co.                                     10,911          575,664
Ecolab, Inc.                                             26,176          865,902
Engelhard Corp.                                          17,046          463,651
Hercules, Inc. (b)                                       15,709          174,998

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    51


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
International Flavors & Fragrances, Inc.                 12,388   $      408,680
Monsanto Co.                                             38,169        2,405,029
PPG Industries, Inc.                                     24,219        1,452,413
Praxair, Inc.                                            45,941        2,269,945
Rohm & Haas Co.                                          20,630          898,024
Sigma-Aldrich Corp.                                       9,686          616,998
                                                                  --------------
                                                                      24,681,239
                                                                  --------------
COMMERCIAL BANKS (5.7%)
AmSouth Bancorporation                                   49,662        1,252,972
V  Bank of America Corp.                                571,248       24,986,388
BB&T Corp. (a)                                           77,674        3,288,717
Comerica, Inc.                                           23,827        1,376,724
Compass Bancshares, Inc.                                 17,306          843,841
Fifth Third Bancorp                                      79,083        3,176,764
First Horizon National Corp. (a)                         17,243          666,959
Huntington Bancshares, Inc. (a)                          32,508          756,136
KeyCorp                                                  58,167        1,875,304
M&T Bank Corp.                                           11,461        1,232,974
Marshall & IIsley Corp.                                  29,111        1,250,609
National City Corp. (a)                                  80,882        2,606,827
North Fork Bancorp., Inc.                                68,012        1,723,424
PNC Financial Services Group, Inc.                       41,375        2,511,876
Regions Financial Corp.                                  65,071        2,118,061
SunTrust Banks, Inc.                                     51,563        3,737,286
Synovus Financial Corp.                                  43,544        1,196,154
U.S. Bancorp                                            259,833        7,685,860
Wachovia Corp.                                          224,109       11,321,987
Wells Fargo & Co.                                       239,952       14,445,110
Zions Bancorporation                                     12,542          921,461
                                                                  --------------
                                                                      88,975,434
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste Industries, Inc. (a)(b)                     31,060          252,828
Avery Dennison Corp. (a)                                 15,710          889,972
Cendant Corp.                                           147,667        2,572,359
Cintas Corp. (a)                                         19,646          797,038
Equifax, Inc.                                            18,811          648,415
Monster Worldwide, Inc. (a)(b)                           16,882          553,898
Pitney Bowes, Inc.                                       32,281        1,358,384
R.R. Donnelley & Sons Co.                                30,149        1,055,818
Robert Half International, Inc.                          24,069          887,665
Waste Management, Inc.                                   79,524        2,346,753
                                                                  --------------
                                                                      11,363,130
                                                                  --------------


                                                         SHARES            VALUE
COMMUNICATIONS EQUIPMENT (2.8%)
ADC
  Telecommunications, Inc. (b)                           16,218   $      283,004
Andrew Corp. (b)                                         22,547          239,449
Avaya, Inc. (b)                                          60,323          694,921
CIENA Corp. (b)                                          80,195          190,062
Cisco Systems, Inc. (b)                                 908,599       15,855,053
Comverse Technology, Inc. (b)                            27,683          694,843
Corning, Inc. (b)                                       209,307        4,204,978
JDS Uniphase Corp. (b)                                  234,291          492,011
Lucent Technologies, Inc. (b)                           620,204        1,767,581
Motorola, Inc.                                          350,983        7,777,783
QUALCOMM, Inc.                                          231,394        9,200,225
Scientific-Atlanta, Inc.                                 21,337          756,183
Tellabs, Inc. (b)                                        64,461          616,247
                                                                  --------------
                                                                      42,772,340
                                                                  --------------
COMPUTERS & PERIPHERALS (3.7%)
Apple Computer, Inc. (b)                                117,937        6,791,992
Dell, Inc. (b)                                          340,878       10,867,191
EMC Corp. (b)                                           342,697        4,784,050
Gateway, Inc. (b)                                        41,806          119,147
Hewlett-Packard Co.                                     407,463       11,425,263
International Business Machines Corp.                   226,899       18,578,490
Lexmark International, Inc. (b)                          16,906          701,937
NCR Corp. (b)                                            26,106          788,923
Network Appliance, Inc. (b)                              51,264        1,402,583
QLogic Corp. (b)                                         12,878          388,400
Sun Microsystems, Inc. (b)                              484,837        1,939,348
                                                                  --------------
                                                                      57,787,324
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp. (a)                                          11,981          761,992
                                                                  --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. (a)                                 14,533          944,645
                                                                  --------------

CONSUMER FINANCE (1.3%)
American Express Co.                                    176,431        8,780,971
Capital One Financial Corp.                              41,030        3,132,641
MBNA Corp.                                              178,716        4,569,768
SLM Corp.                                                59,286        3,292,152
                                                                  --------------
                                                                      19,775,532
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp. (a)                                           15,413          606,810
Bemis Co., Inc. (a)                                      14,998          396,247
Pactiv Corp. (b)                                         20,791          409,583
Sealed Air Corp. (a)(b)                                  11,694          588,325
Temple-Inland, Inc.                                      16,106          593,184
                                                                  --------------
                                                                       2,594,149
                                                                  --------------

 52   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        24,463   $    1,085,423
                                                                  --------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc. Class A (a)(b)                        20,762        1,308,421
H&R Block, Inc.                                          46,169        1,147,761
                                                                  --------------
                                                                       2,456,182
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
CIT Group, Inc.                                          29,550        1,351,322
V  Citigroup, Inc.                                      735,058       33,650,955
JPMorgan Chase & Co.                                    499,403       18,288,138
Moody's Corp.                                            35,933        1,913,792
Principal Financial Group, Inc.                          39,805        1,975,522
                                                                  --------------
                                                                      57,179,729
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
AT&T Corp.                                              113,842        2,251,795
BellSouth Corp. (a)                                     260,488        6,777,898
CenturyTel, Inc.                                         18,790          614,997
Citizens
  Communications Co. (a)                                 46,994          575,207
Qwest Communications International, Inc. (a)(b)         216,817          945,322
SBC Communications, Inc. (a)                            469,752       11,203,585
Verizon Communications, Inc.                            393,163       12,388,566
                                                                  --------------
                                                                      34,757,370
                                                                  --------------
ELECTRIC UTILITIES (1.6%)
Allegheny Energy, Inc. (a)(b)                            22,643          639,891
American Electric
  Power Co., Inc.                                        55,850        2,120,066
Cinergy Corp.                                            28,276        1,128,212
Edison International                                     45,644        1,997,381
Entergy Corp.                                            29,847        2,110,780
Exelon Corp.                                             95,314        4,959,187
FirstEnergy Corp.                                        46,217        2,195,308
FPL Group, Inc.                                          55,987        2,410,800
Pinnacle West Capital Corp.                              13,545          565,639
PPL Corp.                                                53,831        1,687,064
Progress Energy, Inc.                                    35,748        1,558,255
Southern Co. (The) (a)                                  106,141        3,713,874
                                                                  --------------
                                                                      25,086,457
                                                                  --------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.                          25,225          539,563
Cooper Industries Ltd. Class A                           12,995          921,216
Emerson Electric Co.                                     58,602        4,075,769
Rockwell Automation, Inc.                                25,849        1,373,874
                                                                  --------------
                                                                       6,910,422
                                                                  --------------


                                                         SHARES            VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (b)                           70,226   $    2,247,934
Jabil Circuit, Inc. (b)                                  25,679          766,518
Molex, Inc.                                              20,554          520,222
Sanmina-SCI Corp. (b)                                    73,265          267,417
Solectron Corp. (a)(b)                                  135,987          480,034
Symbol Technologies, Inc.                                34,864          289,371
Tektronix, Inc.                                          12,538          288,123
                                                                  --------------
                                                                       4,859,619
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes, Inc.                                       48,415        2,660,888
BJ Services Co.                                          45,489        1,580,743
Halliburton Co.                                          72,721        4,297,811
Nabors Industries Ltd. (b)                               22,365        1,534,910
National-Oilwell Varco, Inc. (b)                         24,641        1,539,323
Noble Corp.                                              19,424        1,250,517
Rowan Cos., Inc.                                         14,990          494,520
Schlumberger Ltd. (a)                                    83,670        7,594,726
Transocean, Inc. (b)                                     46,787        2,689,785
Weatherford
  International Ltd. (b)                                 19,723        1,234,660
                                                                  --------------
                                                                      24,877,883
                                                                  --------------
FOOD & STAPLES RETAILING (1.4%)
Albertson's, Inc. (a)                                    51,569        1,294,898
Costco Wholesale Corp.                                   68,154        3,295,927
CVS Corp.                                               115,558        2,820,771
Kroger Co. (The) (b)                                    102,485        2,039,452
Safeway, Inc. (a)                                        62,657        1,457,402
SUPERVALU, Inc.                                          18,963          596,007
Sysco Corp.                                              89,125        2,843,979
Walgreen Co.                                            145,352        6,603,341
                                                                  --------------
                                                                      20,951,777
                                                                  --------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                               92,463        2,253,323
Campbell Soup Co.                                        26,249          763,846
ConAgra Foods, Inc.                                      72,189        1,679,838
General Mills, Inc. (a)                                  51,155        2,468,740
H.J. Heinz Co.                                           48,998        1,739,429
Hershey Co. (The)                                        26,133        1,485,138
Kellogg Co.                                              36,372        1,606,551
McCormick & Co., Inc.                                    18,955          574,147
Sara Lee Corp.                                          110,412        1,970,854
Tyson Foods, Inc. Class A                                35,119          625,118
Wm. Wrigley Jr. Co.                                      25,578        1,777,671
                                                                  --------------
                                                                      16,944,655
                                                                  --------------
GAS UTILITIES (0.0%)++
Nicor, Inc.                                               6,182          242,334
Peoples Energy Corp.                                      5,341          198,685
                                                                  --------------
                                                                         441,019
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    53


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Bausch & Lomb, Inc.                                       7,487   $      555,461
Baxter International, Inc.                               88,529        3,384,464
Becton, Dickinson & Co.                                  35,352        1,794,114
Biomet, Inc.                                             35,366        1,231,798
Boston Scientific Corp. (b)                              84,005        2,110,206
C.R. Bard, Inc.                                          14,696          916,736
Fisher Scientific International, Inc. (b)                17,322          978,693
Guidant Corp.                                            46,970        2,959,110
Hospira, Inc. (b)                                        21,867          871,400
Medtronic, Inc. (a)                                     172,174        9,755,379
Millipore Corp. (b)                                       6,984          427,560
PerkinElmer, Inc.                                        18,105          399,577
St. Jude Medical, Inc. (b)                               51,807        2,490,363
Stryker Corp.                                            41,331        1,697,464
Thermo Electron Corp. (a)(b)                             22,445          677,615
Waters Corp.(b)                                          16,886          611,273
Zimmer Holdings, Inc. (b)                                35,178        2,243,301
                                                                  --------------
                                                                      33,104,514
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Aetna, Inc.                                              41,184        3,647,255
AmerisourceBergen Corp. (a)                              14,732        1,123,610
Cardinal Health, Inc.                                    60,664        3,792,107
Caremark Rx, Inc. (b)                                    63,940        3,350,456
CIGNA Corp.                                              18,393        2,131,197
Coventry Health Care, Inc. (b)                           22,528        1,216,287
Express Scripts, Inc. (b)                                16,682        1,257,990
HCA, Inc. (a)                                            64,281        3,097,701
Health Management
  Associates, Inc. Class A (a)                           34,153          731,216
Humana, Inc. (b)                                         22,541        1,000,595
IMS Health, Inc.                                         32,421          753,140
Laboratory Corp. of
  America Holdings (b)                                   18,946          914,145
Manor Care, Inc.                                         11,969          445,845
McKesson Corp.                                           43,852        1,992,196
Medco Health Solutions, Inc. (b)                         43,276        2,445,094
Patterson Cos., Inc. (b)                                 19,600          811,048
Quest Diagnostics, Inc.                                  23,623        1,103,430
Tenet Healthcare Corp. (b)                               65,570          552,099
UnitedHealth Group, Inc.                                179,318       10,380,719
WellPoint, Inc. (b)                                      87,072        6,502,537
                                                                  --------------
                                                                      47,248,667
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Corp.                                           61,378        3,048,645
Darden Restaurants, Inc.                                 19,063          618,022
Harrah's Entertainment, Inc.                             26,116        1,579,496


                                                         SHARES            VALUE
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Hilton Hotels Corp.                                      46,557   $      905,534
International Game Technology (a)                        48,246        1,278,037
Marriott International, Inc. Class A                     24,387        1,453,953
McDonald's Corp.                                        177,953        5,623,315
Starbucks Corp. (b)                                     109,062        3,084,273
Starwood Hotels & Resorts Worldwide, Inc.                30,906        1,805,838
Wendy's International, Inc.                              15,943          744,857
Yum! Brands, Inc.                                        40,794        2,075,191
                                                                  --------------
                                                                      22,217,161
                                                                  --------------
HOUSEHOLD DURABLES (0.7%)
Black & Decker Corp. (The)                               11,431          938,828
Centex Corp.                                             18,174        1,169,497
D.R. Horton, Inc.                                        37,991        1,165,944
Fortune Brands, Inc.                                     20,781        1,578,733
KB HOME (a)                                              11,001          718,915
Leggett & Platt, Inc.                                    26,745          535,970
Lennar Corp. Class A                                     19,000        1,056,020
Maytag Corp.                                             11,158          192,141
Newell Rubbermaid, Inc.                                  38,519          885,552
Pulte Homes, Inc. (a)                                    30,541        1,154,144
Snap-on, Inc. (a)                                         8,126          292,699
Stanley Works (The)                                      10,565          506,380
Whirlpool Corp. (a)                                       9,448          741,668
                                                                  --------------
                                                                      10,936,491
                                                                  --------------
HOUSEHOLD PRODUCTS (2.3%)
Clorox Co. (The)                                         21,534        1,165,420
Colgate-Palmolive Co.                                    73,498        3,892,454
Kimberly-Clark Corp.                                     67,634        3,844,317
V  Procter & Gamble Co. (The)                           487,614       27,301,508
                                                                  --------------
                                                                      36,203,699
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.7%)
AES Corp. (The) (b)                                      90,882        1,444,115
Calpine Corp. (a)(b)                                     75,269          179,140
Constellation Energy Group, Inc.                         25,224        1,382,275
Duke Energy Corp.                                       131,526        3,482,808
Dynegy, Inc. Class A (a)(b)                              46,359          205,834
TXU Corp.                                                34,126        3,438,195
                                                                  --------------
                                                                      10,132,367
                                                                  --------------
INDUSTRIAL CONGLOMERATES (4.4%)
3M Co.                                                  108,796        8,266,320
V  General Electric Co. (c)                           1,504,719       51,025,021
Textron, Inc.                                            18,988        1,367,896
Tyco International Ltd.                                 287,757        7,593,907
                                                                  --------------
                                                                      68,253,144
                                                                  --------------

 54   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (4.7%)
ACE Ltd.                                                 44,930   $    2,340,853
AFLAC, Inc.                                              71,362        3,409,676
Allstate Corp. (The)                                     93,425        4,931,906
Ambac Financial Group, Inc.                              15,205        1,077,882
V  American International Group, Inc.                   368,898       23,904,590
Aon Corp.                                                44,361        1,501,620
Chubb Corp. (The)                                        28,245        2,625,938
Cincinnati Financial Corp.                               24,857        1,057,665
Hartford Financial Services Group, Inc. (The) (a)        42,609        3,398,068
Jefferson-Pilot Corp.                                    19,150        1,050,952
Lincoln National Corp.                                   24,399        1,234,833
Loews Corp.                                              19,273        1,792,004
Marsh & McLennan Cos., Inc. (a)                          76,147        2,219,685
MBIA, Inc. (a)                                           19,001        1,106,618
MetLife, Inc.                                           107,513        5,312,217
Progressive Corp. (The)                                  27,828        3,222,761
Prudential Financial, Inc.                               73,274        5,333,614
SAFECO Corp.                                             17,756          989,009
St. Paul Travelers
  Cos., Inc. (The)                                       96,079        4,326,437
Torchmark Corp.                                          15,058          795,514
UnumProvident Corp. (a)                                  41,624          844,551
XL Capital Ltd. Class A                                  19,957        1,278,445
                                                                  --------------
                                                                      73,754,838
                                                                  --------------
INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc. (b)                                          157,860        6,251,256
                                                                  --------------

INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc. (b)                                        179,265        6,627,427
                                                                  --------------

IT SERVICES (1.0%)
Affiliated Computer Services, Inc. Class A (b)           17,682          956,773
Automatic Data Processing, Inc.                          82,525        3,850,617
Computer Sciences Corp. (b)                              26,650        1,365,813
Convergys Corp. (b)                                      19,905          323,456
Electronic Data Systems Corp.                            72,484        1,689,602
First Data Corp. (a)                                    109,273        4,420,093
Fiserv, Inc. (b)                                         27,071        1,182,461
Paychex, Inc.                                            47,368        1,835,984
Sabre Holdings Corp. Class A                             18,373          358,825
Unisys Corp. (b)                                         47,206          241,223
                                                                  --------------
                                                                      16,224,847
                                                                  --------------


                                                         SHARES            VALUE
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          13,539   $      516,242
Eastman Kodak Co. (a)                                    40,100          878,190
Hasbro, Inc.                                             25,429          479,082
Mattel, Inc.                                             58,257          859,291
                                                                  --------------
                                                                       2,732,805
                                                                  --------------
MACHINERY (1.4%)
Caterpillar, Inc.                                        96,102        5,054,004
Cummins, Inc. (a)                                         6,586          562,247
Danaher Corp. (a)                                        33,739        1,757,802
Deere & Co. (a)                                          34,508        2,093,945
Dover Corp.                                              28,511        1,111,359
Eaton Corp.                                              21,384        1,258,021
Illinois Tool Works, Inc. (a)                            29,673        2,515,083
Ingersoll-Rand Co. Class A                               48,458        1,831,228
ITT Industries, Inc.                                     13,160        1,337,056
Navistar International Corp. (b)                          9,177          252,551
PACCAR, Inc.                                             24,356        1,705,407
Pall Corp.                                               17,390          454,922
Parker-Hannifin Corp.                                    16,843        1,055,719
                                                                  --------------
                                                                      20,989,344
                                                                  --------------
MEDIA (3.4%)
Clear Channel Communications, Inc.                       77,181        2,347,846
Comcast Corp. Class A (b)                               312,016        8,683,405
Dow Jones & Co., Inc. (a)                                 8,371          283,861
Gannett Co., Inc.                                        35,132        2,201,371
Interpublic Group of
  Cos., Inc. (The) (b)                                   59,220          611,743
Knight-Ridder, Inc. (a)                                   9,859          526,273
McGraw-Hill Cos., Inc. (The)                             53,156        2,601,455
Meredith Corp.                                            6,319          315,318
New York Times Co. (The) Class A (a)                     20,384          555,260
News Corp. Class A                                      348,274        4,962,905
Omnicom Group, Inc.                                      25,992        2,156,296
Time Warner, Inc.                                       667,388       11,899,528
Tribune Co. (a)                                          37,727        1,188,778
Univision Communications, Inc. Class A (a)(b)            32,750          856,085
Viacom, Inc. Class B                                    225,544        6,985,098
Walt Disney Co. (The)                                   286,358        6,978,544
                                                                  --------------
                                                                      53,153,766
                                                                  --------------
METALS & MINING (0.7%)
Alcoa, Inc.                                             123,993        3,011,790
Allegheny Technologies, Inc.                             12,511          359,191
Freeport-McMoRan Copper & Gold, Inc. Class B             25,063        1,238,613
Newmont Mining Corp.                                     63,485        2,704,461
Nucor Corp.                                              22,370        1,338,845

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    55


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Phelps Dodge Corp.                                       13,772   $    1,659,113
United States Steel Corp. (a)                            15,996          584,334
                                                                  --------------
                                                                      10,896,347
                                                                  --------------
MULTILINE RETAIL (1.2%)
Big Lots, Inc. (b)                                       15,833          183,188
Dillard's, Inc. Class A                                   9,932          205,692
Dollar General Corp.                                     45,621          886,872
Family Dollar Stores, Inc. (a)                           23,444          519,050
Federated Department
  Stores, Inc.                                           37,653        2,310,765
J.C. Penney Co., Inc.                                    35,552        1,820,262
Kohl's Corp. (b)                                         48,987        2,357,744
Nordstrom, Inc.                                          31,441        1,089,431
Sears Holdings Corp. (a)(b)                              14,529        1,747,112
Target Corp.                                            125,746        7,002,795
                                                                  --------------
                                                                      18,122,911
                                                                  --------------
MULTI-UTILITIES (1.1%)
Ameren Corp. (a)                                         28,965        1,523,559
Centerpoint Energy, Inc. (a)                             43,997          582,520
CMS Energy Corp. (b)                                     30,234          450,789
Consolidated Edison, Inc. (a)                            34,750        1,581,125
Dominion Resources, Inc.                                 48,462        3,686,989
DTE Energy Co.                                           25,311        1,093,435
KeySpan Corp.                                            24,226          837,493
NiSource, Inc.                                           38,022          899,220
PG&E Corp.                                               53,068        1,930,614
Public Service Enterprise Group, Inc.                    33,939        2,134,424
Sempra Energy                                            35,800        1,585,940
TECO Energy, Inc.                                        28,927          500,437
Xcel Energy, Inc. (a)                                    56,134        1,028,936
                                                                  --------------
                                                                      17,835,481
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (b)                                         134,005        1,818,448
                                                                  --------------

OIL, GAS & CONSUMABLE FUELS (7.8%)
Amerada Hess Corp.                                       11,332        1,417,633
Anadarko Petroleum Corp.                                 33,558        3,044,046
Apache Corp.                                             46,720        2,982,138
Burlington Resources, Inc.                               54,204        3,914,613
Chevron Corp.                                           319,689       18,244,651
ConocoPhillips                                          197,859       12,936,021
Devon Energy Corp.                                       64,468        3,892,578
El Paso Corp.                                            93,762        1,112,017
EOG Resources, Inc. (a)                                  34,168        2,315,907
V  ExxonMobil Corp.                                     894,993       50,244,907
Kerr-McGee Corp.                                         16,265        1,383,176


                                                         SHARES            VALUE
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Kinder Morgan, Inc. (a)                                  13,577   $    1,234,149
Marathon Oil Corp.                                       52,006        3,128,681
Murphy Oil Corp.                                         23,270        1,090,200
Occidental Petroleum Corp.                               56,678        4,470,761
Sunoco, Inc.                                             19,460        1,449,770
Valero Energy Corp.                                      43,207        4,547,105
Williams Cos., Inc. (The)                                79,777        1,779,027
XTO Energy, Inc.                                         50,606        2,199,337
                                                                  --------------
                                                                     121,386,717
                                                                  --------------
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.                                    36,379        1,183,409
International Paper Co.                                  69,776        2,036,064
Louisiana-Pacific Corp.                                  15,499          386,390
MeadWestvaco Corp.                                       25,703          673,933
Weyerhaeuser Co.                                         34,788        2,203,472
                                                                  --------------
                                                                       6,483,268
                                                                  --------------
PERSONAL PRODUCTS (0.1%)
Alberto-Culver Co.                                       10,681          463,662
Avon Products, Inc.                                      66,028        1,782,096
                                                                  --------------
                                                                       2,245,758
                                                                  --------------
PHARMACEUTICALS (6.4%)
Abbott Laboratories                                     220,986        9,513,447
Allergan, Inc.                                           18,371        1,640,530
Bristol-Myers Squibb Co.                                278,135        5,888,118
Eli Lilly & Co. (a)                                     161,183        8,025,302
Forest Laboratories, Inc. (b)                            47,602        1,804,592
V  Johnson & Johnson                                    422,900       26,481,998
King Pharmaceuticals, Inc. (b)                           33,850          522,306
Merck & Co., Inc.                                       311,604        8,793,465
Mylan Laboratories, Inc.                                 30,472          585,367
V  Pfizer, Inc.                                       1,048,057       22,784,759
Schering-Plough Corp.                                   209,922        4,269,814
Watson Pharmaceuticals, Inc. (b)                         15,237          526,591
Wyeth                                                   190,656        8,495,631
                                                                  --------------
                                                                      99,331,920
                                                                  --------------
REAL ESTATE (0.8%)
Apartment Investment & Management Co. Class A            13,423          515,443
Archstone-Smith Trust                                    30,091        1,220,792
Equity Office Properties Trust                           58,357        1,797,396
Equity Residential (a)                                   40,851        1,603,402
Plum Creek Timber Co., Inc. (a)                          25,770        1,002,453
ProLogis                                                 35,149        1,511,407
Public Storage, Inc. (a)                                 11,714          775,467
Simon Property Group, Inc. (a)                           26,071        1,867,205
Vornado Realty Trust                                     16,740        1,355,940
                                                                  --------------
                                                                      11,649,505
                                                                  --------------

 56   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ROAD & RAIL (0.6%)
Burlington Northern
  Santa Fe Corp.                                         52,925   $    3,284,526
CSX Corp.                                                30,183        1,382,683
Norfolk Southern Corp.                                   57,546        2,313,349
Union Pacific Corp.                                      37,536        2,596,740
                                                                  --------------
                                                                       9,577,298
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Advanced Micro Devices, Inc. (b)                         55,142        1,280,397
Altera Corp. (a)(b)                                      52,122          867,831
Analog Devices, Inc.                                     52,854        1,838,262
Applied Materials, Inc.                                 230,627        3,777,670
Applied Micro Circuits Corp. (b)                         43,143          105,269
Broadcom Corp. Class A (b)                               40,739        1,729,778
Freescale Semiconductor, Inc. Class B (b)                56,199        1,342,032
Intel Corp.                                             866,209       20,355,912
KLA-Tencor Corp.                                         27,499        1,272,929
Linear Technology Corp.                                  43,011        1,428,395
LSI Logic Corp. (b)                                      53,904          437,161
Maxim Integrated Products, Inc.                          46,637        1,617,371
Micron Technology, Inc. (b)                              85,915        1,116,036
National Semiconductor Corp.                             49,646        1,123,489
Novellus Systems, Inc.                                   19,542          427,188
NVIDIA Corp. (a)(b)                                      23,351          783,426
PMC-Sierra, Inc. (a)(b)                                  25,133          178,444
Teradyne, Inc. (a)(b)                                    27,245          368,897
Texas Instruments, Inc.                                 230,785        6,588,912
Xilinx, Inc.                                             48,816        1,169,143
                                                                  --------------
                                                                      47,808,542
                                                                  --------------
SOFTWARE (3.7%)
Adobe Systems, Inc. (a)                                  69,906        2,254,469
Autodesk, Inc.                                           32,091        1,448,267
BMC Software, Inc. (b)                                   31,008          607,447
Citrix Systems, Inc. (b)                                 23,752          654,843
Computer Associates International, Inc.                  66,188        1,851,278
Compuware Corp. (b)                                      54,267          439,020
Electronic Arts, Inc. (b)                                43,048        2,448,570
Intuit, Inc. (b)                                         25,955        1,192,113
Mercury Interactive Corp. (b)                            11,866          412,818
V  Microsoft Corp. (c)                                1,309,742       33,660,369
Novell, Inc. (b)                                         53,025          404,051
Oracle Corp. (b)                                        536,149        6,798,369
Parametric Technology Corp. (b)                          37,862          246,482


                                                         SHARES            VALUE
SOFTWARE (CONTINUED)
Siebel Systems, Inc.                                     72,095   $      746,183
Symantec Corp. (b)                                      170,285        4,061,297
                                                                  --------------
                                                                      57,225,576
                                                                  --------------
SPECIALTY RETAIL (3.3%)
AutoNation, Inc. (b)                                     25,595          508,829
AutoZone, Inc. (b)                                        7,907          639,676
Bed Bath & Beyond, Inc. (b)                              42,284        1,713,348
Best Buy Co., Inc.                                       57,526        2,546,101
Circuit City Stores, Inc.                                23,361          415,592
Gap, Inc. (The)                                          82,345        1,422,922
Home Depot, Inc. (The)                                  304,268       12,487,159
Limited Brands, Inc.                                     49,626          993,016
Lowe's Cos., Inc.                                       110,830        6,735,139
Office Depot, Inc. (b)                                   44,929        1,236,895
OfficeMax, Inc.                                           9,769          273,727
RadioShack Corp. (a)                                     19,131          422,795
Sherwin-Williams Co. (The)                               16,154          687,353
Staples, Inc.                                           103,879        2,361,170
Tiffany & Co. (a)                                        20,358          802,105
TJX Cos., Inc. (The)                                     67,306        1,449,098
Wal-Mart Stores, Inc.                                   355,129       16,801,153
                                                                  --------------
                                                                      51,496,078
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (b)                                          53,449        1,719,989
Jones Apparel Group, Inc.                                17,146          467,743
Liz Claiborne, Inc. (a)                                  15,142          532,998
NIKE, Inc. Class B                                       27,154        2,282,294
Reebok International Ltd.                                 7,842          447,386
VF Corp.                                                 12,679          662,478
                                                                  --------------
                                                                       6,112,888
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.6%)
Countrywide Financial Corp.                              84,510        2,684,883
Fannie Mae                                              137,577        6,537,659
Freddie Mac                                              98,287        6,029,907
Golden West Financial Corp. (a)                          36,309        2,132,428
MGIC Investment Corp. (a)                                13,538          801,991
Sovereign Bancorp, Inc.                                  52,290        1,127,895
Washington Mutual, Inc.                                 141,475        5,602,410
                                                                  --------------
                                                                      24,917,173
                                                                  --------------
TOBACCO (1.6%)
V  Altria Group, Inc.                                   295,031       22,142,077
Reynolds American, Inc. (a)                              12,154        1,033,090
UST, Inc.                                                23,099          956,068
                                                                  --------------
                                                                      24,131,235
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
Grainger (W.W.), Inc.                                    10,787          722,513
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    57


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Alltel Corp.                                             54,257   $    3,356,338
Sprint Nextel Corp.                                     417,035        9,721,086
                                                                  --------------
                                                                      13,077,424
                                                                  --------------
Total Common Stocks
  (Cost $1,376,998,983)                                            1,548,265,139(i)
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (8.0%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.4%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (d)(e)                        $ 6,905,813        6,905,813
                                                                  --------------
Total Certificate of Deposit
  (Cost $6,905,813)                                                    6,905,813
                                                                  --------------
COMMERCIAL PAPER (0.2%)
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (d)                             2,301,938        2,301,938
National City Credit Corp.
  3.72%, due 11/2/05 (c)                              1,000,000          999,896
                                                                  --------------
Total Commercial Paper
  (Cost $3,301,834)                                                    3,301,834
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (2.2%)
BGI Institutional Money Market Fund (d)              34,469,051       34,469,051
                                                                  --------------
Total Investment Company
  (Cost $34,469,051)                                                  34,469,051
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (4.9%)
Bank of the West (The)
  4.02%, due 12/8/05 (d)                            $ 9,207,751        9,207,751
Barclays
  3.92%, due 12/5/05 (d)                              4,603,876        4,603,876
  3.94%, due 11/28/05 (d)                             6,905,813        6,905,813
Credit Suisse First
  Boston Corp.
  3.74%, due 11/1/05 (d)                              6,905,813        6,905,813

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Deutsche Bank
  3.95%, due 12/2/05 (d)                            $ 4,603,876   $    4,603,876
First Tennessee National Corp.
  3.88%, due 11/14/05 (d)                             6,905,813        6,905,813
Fortis Bank
  4.00%, due 12/12/05 (d)                             6,905,813        6,905,813
Halifax Bank of Scotland
  3.75%, due 11/1/05 (d)                              6,905,813        6,905,813
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (d)                             4,603,876        4,603,876
Societe Generale
  3.77%, due 11/1/05 (d)                              6,905,813        6,905,813
UBS AG
  4.01%, due 12/13/05 (d)                             4,603,876        4,603,876
Wells Fargo & Co.
  4.00%, due 11/25/05 (d)                             6,905,813        6,905,813
                                                                  --------------
Total Time Deposits
  (Cost $75,963,946)                                                  75,963,946
                                                                  --------------
U.S. GOVERNMENT (0.3%)
United States Treasury Bills
  1.372%, due 2/9/06 (c)                                200,000          197,416
  3.63%, due 2/16/06 (c)                              1,500,000        1,484,139
  3.776%, due 2/9/06 (c)                              2,200,000        2,177,182
                                                                  --------------
Total U.S. Government
  (Cost $3,858,737)                                                    3,858,737
                                                                  --------------
Total Short-Term Investments
  (Cost $124,499,381)                                                124,499,381
                                                                  --------------
Total Investments
  (Cost $1,501,498,364) (f)                               107.6%   1,672,764,520(g)
Liabilities in Excess of Cash and Other Assets             (7.6)    (117,896,055)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,554,868,465
                                                    ===========   ==============

                                                                   UNREALIZED
                                              CONTRACTS         APPRECIATION/
                                                   LONG    (DEPRECIATION) (H)
FUTURES CONTRACT (-0.0%)++
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
  December 2005                                      15   $           (96,352)
  Mini December 2005                                  6                 1,667
                                                          -------------------
Total Futures Contract
  (Settlement Value $4,899,690) (i)                       $           (94,685)
                                                          ===================

 58   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Represents security, or a portion thereof, which is segregated or designated as collateral for futures contracts.
(d)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(f)  The cost for federal income tax purposes is $1,521,047,471.
(g)  At October 31, 2005 net unrealized appreciation was $151,717,049, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $271,605,950 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $119,888,901.
(h)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2005.
(i)  The combined market value of common stocks and settlement value of Standard
     & Poor's 500 Index futures contracts represents 99.9% of net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    59

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $1,501,498,364) including
  $115,816,857 market value of securities
  loaned                                      $1,672,764,520
Cash                                                  31,986
Receivables:
  Fund shares sold                                 1,677,601
  Dividends and interest                           1,425,761
  Variation margin on futures contracts               39,012
Other assets                                          60,598
                                              --------------
    Total assets                               1,675,999,478
                                              --------------
LIABILITIES:
Securities lending collateral                    119,640,748
Payables:
  Fund shares redeemed                               685,572
  Manager                                            329,390
  Shareholder communication                          138,378
  Transfer agent                                     119,985
  Professional                                       115,713
  NYLIFE Distributors                                 65,250
  Custodian                                           13,128
Accrued expenses                                      22,849
                                              --------------
    Total liabilities                            121,131,013
                                              --------------
Net assets                                    $1,554,868,465
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                     $       11,105
  Class I                                             44,249
Additional paid-in capital                     1,416,250,168
Accumulated undistributed net investment
  income                                          18,362,847
Accumulated net realized loss on investments
  and futures contracts                          (50,971,375)
Net unrealized appreciation on investments
  and futures contracts                          171,171,471
                                              --------------
Net assets                                    $1,554,868,465
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  309,387,356
                                              ==============
Shares of capital stock outstanding               11,105,418
                                              ==============
Net asset value per share outstanding         $        27.86
Maximum sales charge (3.00% of offering
  price)                                                0.86
                                              --------------
Maximum offering price per share outstanding  $        28.72
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $1,245,481,109
                                              ==============
Shares of capital stock outstanding               44,249,289
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        28.15
                                              ==============

 60   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                    $  28,248,416
  Interest                                         3,187,344
  Income from securities loaned--net                  79,224
                                               -------------
    Total income                                  31,514,984
                                               -------------
EXPENSES:
  Manager                                          5,494,727
  Distribution/Service--Class A                      761,670
  Transfer agent--Class A                            563,343
  Transfer agent--Class I                             39,743
  Professional                                       325,015
  Shareholder communication                          182,121
  Custodian                                          135,526
  Directors                                          115,588
  Registration                                        38,499
  Miscellaneous                                      105,426
                                               -------------
    Total expenses before reimbursement            7,761,658
  Expense reimbursement from Manager              (2,020,606)
                                               -------------
    Net expenses                                   5,741,052
                                               -------------
Net investment income                             25,773,932
                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                          (18,307,542)
  Futures transactions                             7,400,833
                                               -------------
Net realized loss on investments                 (10,906,709)
                                               -------------
Net change in unrealized appreciation on:
  Security transactions                           98,156,550
  Futures transactions                              (809,881)
                                               -------------
Net change in unrealized appreciation on
  investments                                     97,346,669
                                               -------------
Net realized and unrealized gain on
  investments                                     86,439,960
                                               -------------
Net increase in net assets resulting from
  operations                                   $ 112,213,892
                                               =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    61

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                             2005             2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $   25,773,932   $   15,150,402
 Net realized gain (loss) on
  investments                         (10,906,709)       2,084,240
 Net change in unrealized
  appreciation on investments          97,346,669       76,378,479
                                   -------------------------------
 Net increase in net assets
  resulting from operations           112,213,892       93,613,121
                                   -------------------------------
Dividends to shareholders:
 From net investment income:
   Class A                             (3,521,725)              --
   Class I                            (16,314,898)      (9,637,543)
   Service Class                               --       (2,029,302)
                                   -------------------------------
Total dividends to shareholders       (19,836,623)     (11,666,845)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                            131,907,053      339,361,707
   Class I                            442,646,109      331,146,317
   Service Class                               --       16,110,983
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                              3,418,513               --
   Class I                             16,313,839        9,634,831
   Service Class                               --        2,029,023
                                   -------------------------------
                                      594,285,514      698,282,861
 Cost of shares redeemed:
   Class A                           (125,812,654)     (65,366,049)
   Class I                           (268,830,636)    (201,319,436)
   Service Class                               --     (225,114,946)
                                   -------------------------------
                                     (394,643,290)    (491,800,431)
    Increase in net assets
     derived from capital share
     transactions                     199,642,224      206,482,430
                                   -------------------------------
    Net increase in net assets        292,019,493      288,428,706

NET ASSETS:
Beginning of year                   1,262,848,972      974,420,266
                                   -------------------------------
End of year                        $1,554,868,465   $1,262,848,972
                                   ===============================
Accumulated undistributed net
 investment income at end of year  $   18,362,847   $   12,428,343
                                   ===============================

 62   MainStay S&P 500 Index Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                                              CLASS I
                                ----------------------------      ------------------------------------------------------------------
                                                 JANUARY 2,
                                                    2004*
                                YEAR ENDED         THROUGH
                                OCTOBER 31,      OCTOBER 31,                            YEAR ENDED OCTOBER 31,
                                   2005             2004             2005           2004          2003          2002          2001
Net asset value at beginning
  of period                      $  26.11        $  25.46        $    26.35      $  24.43      $  20.57      $  25.84      $  37.38
                               -----------     -----------      ----------      --------      --------      --------      --------
Net investment income                0.40(d)         0.20              0.48(d)        0.33         0.32(a)        0.31       0.30(a)
Net realized and unrealized
  gain on investments                1.68            0.45              1.73          1.88          3.85         (3.86)        (9.06)
                               -----------     -----------      ----------      --------      --------      --------      --------
Total from investment
  operations                         2.08            0.65              2.21          2.21          4.17         (3.55)        (8.76)
                               -----------     -----------      ----------      --------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income        (0.33)             --             (0.41)        (0.29)        (0.31)        (0.32)        (0.36)
  From net realized gain on
    investments                        --              --                --            --            --         (1.40)        (2.42)
                               -----------     -----------      ----------      --------      --------      --------      --------
Total dividends and
  distributions                        --              --             (0.41)        (0.29)        (0.31)        (1.72)        (2.78)
                               -----------     -----------      ----------      --------      --------      --------      --------
Net asset value at end of
  period                         $  27.86        $  26.11        $    28.15      $  26.35      $  24.43      $  20.57      $  25.84
                               ===========     ===========       ==========      ========      ========      ========      ========
Total investment return (b)          7.97%          2.55%(c)          8.42%         9.10%        20.59%       (15.23)%      (24.90)%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income            1.43%(d)        1.09%+            1.86%(d)      1.38%         1.46%         1.31%         1.03%
    Net expenses                     0.73%           0.59%+            0.30%         0.30%         0.30%         0.30%         0.30%
    Expenses (before
      reimbursement)                 0.87%           0.87%+            0.44%         0.58%         0.61%         0.59%         0.57%
Portfolio turnover rate                 6%              2%                6%            2%            3%            4%            5%
Net assets at end of period
  (in 000's)                     $309,387         $280,346        $1,245,481      $982,503      $777,843      $527,277      $612,937

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total Return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total Return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.07 and 0.26%, respectively, as a result of a special one time dividend from Microsoft Corp.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    63

MAINSTAY SMALL CAP OPPORTUNITY FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       15.92%  15.78%  13.92%
Excluding sales charges  22.66   17.09   14.57

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000      S&P SMALLCAP                          CAP VALUE
                                    FUND           VALUE INDEX        600 INDEX       S&P 500 INDEX      FUNDS INDEX
                                 -----------      ------------      ------------      -------------     -------------
10/31/95                             9450             10000             10000             10000             10000
                                    11703             11958             12046             12410             11702
                                    16435             16403             15897             16394             15963
                                    15778             15142             14139             20000             14029
                                    16461             15250             15842             25134             14342
                                    16730             17888             19844             26665             17072
                                    16684             19454             18567             20024             18424
                                    17627             18962             17865             16999             17891
                                    24959             26602             23864             20535             25311
                                    30024             31388             27868             22470             29644
10/31/05                            36828             35480             32124             24429             34013


                                RUSSELL 2000
                                    INDEX
                                ------------
10/31/95                            10000
                                    11660
                                    15081
                                    13295
                                    15272
                                    17930
                                    15653
                                    13842
                                    19845
                                    22172
10/31/05                            24851

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       16.59%  16.00%  13.53%
Excluding sales charges  21.59   16.22   13.53

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000      S&P SMALLCAP                          CAP VALUE
                                    FUND           VALUE INDEX        600 INDEX       S&P 500 INDEX      FUNDS INDEX
                                 -----------      ------------      ------------      -------------     -------------
10/31/95                            10000             10000             10000             10000             10000
                                    12274             11958             12046             12410             11702
                                    17007             16403             15897             16394             15963
                                    16127             15142             14139             20000             14029
                                    16640             15250             15842             25134             14342
                                    16774             17888             19844             26665             17072
                                    16607             19454             18567             20024             18424
                                    17410             18962             17865             16999             17891
                                    24505             26602             23864             20535             25311
                                    29248             31388             27868             22470             29644
10/31/05                            35562             35480             32124             24429             34013


                                RUSSELL 2000
                                    INDEX
                                ------------
10/31/95                            10000
                                    11660
                                    15081
                                    13295
                                    15272
                                    17930
                                    15653
                                    13842
                                    19845
                                    22172
10/31/05                            24851

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a max-imum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/12/87) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 64   MainStay Small Cap Opportunity Fund

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       20.72%  16.25%  13.55%
Excluding sales charges  21.72   16.25   13.55

(PERFORMANCE GRAPH)                                         (With sales charges)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000      S&P SMALLCAP                          CAP VALUE
                                    FUND           VALUE INDEX        600 INDEX       S&P 500 INDEX      FUNDS INDEX
                                 -----------      ------------      ------------      -------------     -------------
10/31/95                            10000             10000             10000             10000             10000
                                    12268             11958             12046             12410             11702
                                    17007             16403             15897             16394             15963
                                    16125             15142             14139             20000             14029
                                    16654             15250             15842             25134             14342
                                    16788             17888             19844             26665             17072
                                    16606             19454             18567             20024             18424
                                    17425             18962             17865             16999             17891
                                    24547             26602             23864             20535             25311
                                    29283             31388             27868             22470             29644
10/31/05                            35643             35480             32124             24429             34013


                                RUSSELL 2000
                                    INDEX
                                ------------
10/31/95                            10000
                                    11660
                                    15081
                                    13295
                                    15272
                                    17930
                                    15653
                                    13842
                                    19845
                                    22172
10/31/05                            24851

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         23.15%  17.45%  14.91%

(PERFORMANCE GRAPH)

                                  MAINSTAY
                                  SMALL CAP                                                             LIPPER SMALL-
                                 OPPORTUNITY      RUSSELL 2000      S&P SMALLCAP                          CAP VALUE
                                    FUND           VALUE INDEX        600 INDEX       S&P 500 INDEX      FUNDS INDEX
                                 -----------      ------------      ------------      -------------     -------------
10/31/95                            10000             10000             10000             10000             10000
                                    12415             11958             12046             12410             11702
                                    17490             16403             15897             16394             15963
                                    16855             15142             14139             20000             14029
                                    17633             15250             15842             25134             14342
                                    17962             17888             19844             26665             17072
                                    17962             19454             18567             20024             18424
                                    19011             18962             17865             16999             17891
                                    27004             26602             23864             20535             25311
                                    32600             31388             27868             22470             29644
10/31/05                            40146             35480             32124             24429             34013


                                RUSSELL 2000
                                    INDEX
                                ------------
10/31/95                            10000
                                    11660
                                    15081
                                    13295
                                    15272
                                    17930
                                    15653
                                    13842
                                    19845
                                    22172
10/31/05                            24851

                                       ONE     FIVE     TEN
BENCHMARK PERFORMANCE                 YEAR    YEARS    YEARS
------------------------------------------------------------

Russell 2000(R) Value Index(1)        13.04%  14.68%   13.50%
S&P 500(R) Index(2)                    8.72   -1.74     9.34
Russell 2000(R) Index(3)              12.08    6.75     9.53
S&P SmallCap 600(R) Index(4)          15.27   10.11    12.38
Lipper Small-Cap Value Funds
  Index(5)                            14.74   14.78    13.02
Average Lipper small-cap value
  fund(6)                             13.61   14.12    12.63

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanagedindex that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. S&P SmallCap 600(R) Index is an unmanaged market-value weighted index of 600 small-capitalization common stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Lipper Small-Cap Value Funds Index is an unmanaged index that tracks the performance, after expenses, of the 30 largest small-company value funds. Results assume reinvestment of all dividend and capital-gain distributions. An investment cannot be made directly into an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.MAINSTAYfunds.com     65

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP OPPORTUNITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               ENDING ACCOUNT                          ENDING ACCOUNT
                                                VALUE (BASED                            VALUE (BASED
                               BEGINNING         ON ACTUAL          EXPENSES          ON HYPOTHETICAL          EXPENSES
                                ACCOUNT         RETURNS AND           PAID             5% ANNUALIZED             PAID
                                 VALUE           EXPENSES)           DURING              RETURN AND             DURING
SHARE CLASS                     5/01/05           10/31/05          PERIOD(1)         ACTUAL EXPENSES)         PERIOD(1)

CLASS A SHARES                 $1,000.00         $1,139.80           $ 8.95              $1,016.70              $ 8.44
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00         $1,135.75           $12.97              $1,012.95              $12.23
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00         $1,136.35           $12.98              $1,012.95              $12.23
------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00         $1,142.10           $ 6.26              $1,019.20              $ 5.90
------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.66% for Class A, 2.41% for Class B and Class C, and 1.16% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 66   MainStay Small Cap Opportunity Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     99.1
Short-Term Investments (collateral from securities lending                        17.3
  is 17.3%)
Liabilities in Excess of Cash and Other Assets                                   (16.4)

See Portfolio of Investments on page 70 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Westar Energy, Inc.
 2.  Laidlaw International, Inc.
 3.  AmerUs Group Co.
 4.  Helmerich & Payne, Inc.
 5.  Overseas Shipholding Group, Inc.
 6.  Florida East Coast Industries, Inc.
 7.  Commerce Group, Inc.
 8.  Sunrise Senior Living, Inc.
 9.  Selective Insurance Group, Inc.
10.  PNM Resources, Inc.

                                                    www.MAINSTAYfunds.com     67

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Kathy A. O'Connor and Jeffrey Sanders of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets, in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell 2000(R) Index, the S&P SmallCap 600(R) Index, or a universe selected from the smallest 2,000 companies of the largest 3,000 companies, ranked by market capitalization.(1) In implementing this strategy, the Fund focuses primarily on small-capitalization stocks that have strong or improving fundamental characteristics and have been overlooked by the market. The Fund uses a quantitative and statistical model to analyze the relative quality and price of the stocks.

WHAT MAJOR FACTORS INFLUENCED THE STOCK AND BOND MARKETS DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

For the 12 months ended October 31, 2005, all broadly watched equity indices provided positive performance. Mid- and small-capitalization stocks generally outperformed their large-cap counterparts. The market favored value stocks over growth stocks at all capitalization levels. Despite wide fluctuations in crude-oil prices, instability in many regions of the world, and the devastation caused by hurricanes Katrina and Rita, the U.S. stock market posted significant gains during the 12 months ended October 31, 2005.

The Federal Open Market Committee continued to raise its target for the federal funds rate, with eight 25-basis-point increases during the reporting period. (A basis point is one-hundredth of a percentage point.) At the end of October 2005, the target rate stood at 3.75%, its highest level in more than four years. Among the considerations that influenced the gradual tightening policy were mounting inflationary pressures, low unemployment, an upward path of record energy prices, and growing labor costs.

HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All share classes of MainStay Small Cap Opportunity Fund outperformed the Russell 2000(R) Value Index(2), the Fund's primary benchmark for the 12 months ended October 31, 2005. Fund holdings in the energy, consumer discretionary, and materials sectors showed strong performance relative to related stocks in the Index. In addition to providing strong returns, the Fund's position in the energy sector was significantly overweighted, which enhanced the Fund's relative performance.

WHICH SECTORS AND INDIVIDUAL STOCKS PROVIDED THE STRONGEST PERFORMANCE FOR THE FUND DURING THE 12-MONTH REPORTING PERIOD?

For the 12 months ended October 31, 2005, the Fund's five strongest-performing sectors were energy, industrials, financials, consumer discretionary, and materials.

Among the strongest individual contributors to the Fund's performance were independent energy company Vintage Petroleum, Massachusetts-based automobile insurance company Safety Insurance Group, property and casualty insurance company United Fire & Casualty, steel manufacturer and marketer Oregon Steel Mills, and energy company Frontier Oil.

WHICH SECTORS AND INDIVIDUAL STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

The Fund's five weakest-performing sectors during the 12-month reporting period were information technology, telecommunication services, health care, consumer staples, and utilities.

The individual stock that made the greatest negative contribution to the Fund's performance was Doral Financial, a financial services company in Puerto Rico and New York City. The second-greatest negative contribution came from Hutchinson Technology, which manufactures and sells components of hard


Stocks of small-capitalization companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund.
The Fund may experience a portfolio turnover rate of 100% and may generate short-term capital gains which are taxable.
1. See footnote on page 65 for more information on the Russell 2000(R) Index and the S&P SmallCap 600(R) Index.
2. See footnote on page 65 for more information on the Russell 2000(R) Value Index.

 68   MainStay Small Cap Opportunity Fund
disk drives. Next was MRV Communications, which designs, manufactures, and sells network infrastructure equipment, followed by Komag, a producer of disks for disk drives, and by Universal American Financial, a holding company for specialty health and life insurance organizations.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund uses a proprietary model to select stocks that are relatively undervalued. One of the stocks the Fund purchased during the reporting period was SkyWest, which operates a regional airline in the United States. The Fund purchased the stock in July 2005. We established a position in Investment Technology Group, an investment brokerage trade-execution company, in June 2005 and added to the position in October 2005. The Fund also established a position in St. Mary Land & Exploration, an oil and gas company, in December 2004 and added to the position in October 2005. All three of these companies exhibited improving fundamentals and, according to our proprietary model, were relatively undervalued at the time of purchase.

The Fund sells stocks that are no longer attractive according to the model. In July 2005, the Fund sold its entire position in Frontier Oil. In June and July, the Fund eliminated its entire position in Lufkin Industries, a producer of pumping units used to extract crude oil and fluids. In July, the Fund also sold its entire position in Cenveo, which provides communication solutions through print and electronic media. Our proprietary quantitative model indicated that all three of these stocks had become overvalued.

DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance, industry performance, and the Fund's proprietary security selection process. During the reporting period, the Fund more than tripled its weighting in the utilities sector. The Fund's weighting in the energy sector, on the other hand, declined substantially from the beginning of the reporting period to the end of October 2005.

HOW DID THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF THE RUSSELL 2000(R) VALUE INDEX AT THE END OF THE REPORTING PERIOD?

As of October 31, 2005, the Fund was overweighted relative to the Russell 2000(R) Value Index in the utilities, energy, and consumer staples sectors. As previously discussed, the Fund's overweighted position relative to the Russell 2000(R) Value Index in the energy sector had a positive impact on relative per-formance. As of the same date, the Fund was under-weighted in the information technology, financials, and materials sectors. Although the Fund had poor stock selection in the information technology sector, the Fund's underweighted position in the sector helped relative performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY SMALL CAP OPPORTUNITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.MAINSTAYfunds.com     69

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                         SHARES          VALUE

COMMON STOCKS (99.1%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.3%)
DRS Technologies, Inc.                                   36,310   $  1,788,631
                                                                  ------------

AIRLINES (0.4%)
SkyWest, Inc.                                            73,422      2,151,999
                                                                  ------------

AUTO COMPONENTS (0.2%)
R&B, Inc. (a)                                           110,628      1,227,971
                                                                  ------------

CAPITAL MARKETS (0.7%)
Apollo Investment Corp.                                  28,407        530,643
Capital Southwest Corp.                                  14,274      1,248,261
Investment Technology Group, Inc. (a)                    72,575      2,359,413
                                                                  ------------
                                                                     4,138,317
                                                                  ------------
CHEMICALS (0.2%)
H.B. Fuller Co.                                          40,827      1,223,585
                                                                  ------------

COMMERCIAL BANKS (0.5%)
ABC Bancorp                                               2,220         42,957
Citizens & Northern Corp. (b)                            21,826        594,322
First Community Bancorp                                  19,745        993,568
First Indiana Corp.                                      48,493      1,695,315
                                                                  ------------
                                                                     3,326,162
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.5%)
Consolidated Graphics, Inc. (a)                          18,447        719,249
Corrections Corp. of America (a)                        154,829      6,174,581
FTI Consulting, Inc. (a)(b)                              97,393      2,665,646
Hudson Highland Group, Inc. (a)                         142,203      3,402,918
Pico Holdings, Inc. (a)                                  67,134      2,254,360
                                                                  ------------
                                                                    15,216,754
                                                                  ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Digi International, Inc. (a)                            101,576      1,077,721
MRV Communications, Inc. (a)                          1,167,174      2,252,646
                                                                  ------------
                                                                     3,330,367
                                                                  ------------
COMPUTERS & PERIPHERALS (1.9%)
Hutchinson Technology, Inc. (a)(b)                      199,898      4,957,470
Intergraph Corp. (a)(b)                                   4,664        225,644
Komag, Inc. (a)(b)                                      235,564      6,317,827
Tidel Technologies, Inc. (a)                             11,241          2,979
                                                                  ------------
                                                                    11,503,920
                                                                  ------------
CONSTRUCTION & ENGINEERING (2.8%)
Quanta Services, Inc. (a)                               289,877      3,330,687
URS Corp. (a)                                           169,793      6,864,731
Washington Group International, Inc. (a)(b)             143,982      7,155,905
                                                                  ------------
                                                                    17,351,323
                                                                  ------------
CONSUMER FINANCE (0.5%)
Advanta Corp. Class B                                    99,738      2,829,567
                                                                  ------------

CONTAINERS & PACKAGING (0.8%)
Greif, Inc. Class A                                      84,174      5,134,614
                                                                  ------------

DISTRIBUTORS (0.8%)
Building Material Holding Corp.                          55,136      4,687,111
                                                                  ------------



                                                         SHARES          VALUE
DIVERSIFIED CONSUMER SERVICES (0.5%)
Alderwoods Group, Inc. (a)                              179,920   $  2,831,941
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Talk America Holdings, Inc. (a)(b)                      102,570        988,775
                                                                  ------------

ELECTRIC UTILITIES (5.1%)
Cleco Corp.                                             173,368      3,675,402
El Paso Electric Co. (a)                                324,319      7,021,506
Empire District
  Electric Co. (The) (b)                                 73,029      1,475,186
Sierra Pacific Resources (a)(b)                         558,366      7,230,840

V  Westar Energy, Inc.                                  530,176     11,716,890
                                                                  ------------
                                                                    31,119,824
                                                                  ------------
ELECTRICAL EQUIPMENT (1.2%)
General Cable Corp. (a)                                  55,480        901,550
Regal-Beloit Corp. (b)                                  192,906      6,140,198
                                                                  ------------
                                                                     7,041,748
                                                                  ------------
ENERGY EQUIPMENT & SERVICES (1.8%)

V  Helmerich & Payne, Inc.                              172,723      9,568,854
SEACOR Holdings, Inc. (a)                                15,871      1,136,840
                                                                  ------------
                                                                    10,705,694
                                                                  ------------
FOOD & STAPLES RETAILING (3.4%)
Great Atlantic & Pacific Tea Co. (The) (a)(b)            60,599      1,702,226
Ingles Markets, Inc. Class A                            241,428      3,891,819
Nash Finch Co. (b)                                      200,313      6,221,722
Performance Food Group Co. (a)(b)                       266,937      7,364,792
Smart & Final, Inc. (a)                                 135,977      1,706,511
                                                                  ------------
                                                                    20,887,070
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 70   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
FOOD PRODUCTS (2.4%)
Chiquita Brands International, Inc. (b)                 266,613   $  7,361,185
Sanderson Farms, Inc.                                    40,765      1,406,800
Seaboard Corp.                                            4,324      6,144,404
                                                                  ------------
                                                                    14,912,389
                                                                  ------------
GAS UTILITIES (3.3%)
Energen Corp.                                           144,355      5,427,748
New Jersey Resources Corp.                                3,182        137,335
Northwest Natural Gas Co.                               179,557      6,212,672
South Jersey Industries, Inc.                            21,798        609,254
WGL Holdings, Inc.                                      241,112      7,493,761
                                                                  ------------
                                                                    19,880,770
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Viasys Healthcare, Inc. (a)                             143,046      3,417,369
Vital Signs, Inc.                                         7,767        364,894
                                                                  ------------
                                                                     3,782,263
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (5.8%)
Alliance Imaging, Inc. (a)                              195,824      1,353,144
Genesis HealthCare Corp. (a)                            164,262      6,665,752
Gentiva Health Services, Inc. (a)                       298,949      4,391,561
Kindred Healthcare, Inc. (a)                            235,381      6,590,668
Medcath Corp. (a)                                        95,408      1,754,553
Sierra Health Services, Inc. (a)                         83,922      6,294,150

V  Sunrise Senior Living, Inc. (a)(b)                   256,210      8,285,831
                                                                  ------------
                                                                    35,335,659
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.7%)
Jack in the Box, Inc. (a)                                90,138      2,677,099
LoneStar Steakhouse & Saloon, Inc.                       74,280      1,917,167
O'Charley's, Inc. (a)                                    43,054        590,270
Vail Resorts, Inc. (a)                                  158,134      5,297,489
                                                                  ------------
                                                                    10,482,025
                                                                  ------------
HOUSEHOLD DURABLES (2.7%)
Avatar Holdings, Inc. (a)(b)                             13,187        747,044
Blount International, Inc. (a)                          288,334      4,572,977
California Coastal Communities, Inc. (a)                103,782      3,705,017
National Presto Industries, Inc.                        112,711      4,940,123
WCI Communities, Inc. (a)(b)                            106,907      2,674,813
                                                                  ------------
                                                                    16,639,974
                                                                  ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.3%)
Black Hills Corp.                                       165,512      6,880,334
Dynegy, Inc. Class A (a)(b)                           1,563,107      6,940,195
                                                                  ------------
                                                                    13,820,529
                                                                  ------------
INSURANCE (17.3%)
21st Century Insurance Group                             20,499        326,959
Allmerica Financial Corp. (a)                            87,037      3,316,110
American Equity Investment Life Holding Co. (b)         307,645      3,580,988
American Physicians Capital, Inc. (a)                    49,512      2,092,872

V  AmerUs Group Co.                                     179,418     10,607,192



                                                         SHARES          VALUE
INSURANCE (CONTINUED)
Argonaut Group, Inc. (a)                                219,874   $  6,411,526

V  Commerce Group, Inc.                                 154,934      8,803,350
Delphi Financial Group, Inc. Class A                     32,136      1,505,250
FBL Financial Group, Inc. Class A                        40,189      1,253,093
FPIC Insurance Group, Inc. (a)                           61,002      2,296,725
Harleysville Group, Inc.                                 27,768        674,762
Horace Mann Educators Corp.                              46,691        906,272
Kansas City Life Insurance Co.                           10,492        535,092
LandAmerica Financial Group, Inc. (b)                   119,606      7,554,315
Midland Co. (The)                                        23,486        887,066
National Western Life Insurance Co. Class A               5,841      1,182,861
Odyssey Re Holdings Corp. (b)                            44,710      1,148,153
Ohio Casualty Corp.                                     283,512      7,734,207
Phoenix Cos., Inc. (The) (b)                            293,438      3,800,022
RLI Corp.                                               118,983      6,395,336
Safety Insurance Group, Inc.                             95,232      3,581,676

V  Selective Insurance Group, Inc. (b)                  146,224      8,029,160
Stewart Information Services Corp.                       44,951      2,289,354
United Fire & Casualty Co. (b)                          152,242      6,853,935
Universal American Financial Corp. (a)                  440,153      6,514,264
Zenith National Insurance Corp. (b)                     157,651      7,097,448
                                                                  ------------
                                                                   105,377,988
                                                                  ------------
INTERNET & CATALOG RETAIL (0.1%)
Systemax, Inc. (a)                                       84,874        606,849
                                                                  ------------

MACHINERY (2.9%)
Circor International, Inc.                               39,636      1,116,546
EnPro Industries, Inc. (a)                              247,498      6,905,194
Gehl Co. (a)                                             13,487        309,796
NACCO Industries, Inc. Class A                           58,230      6,761,085
Terex Corp. (a)(b)                                       52,358      2,878,119
                                                                  ------------
                                                                    17,970,740
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    71


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MEDIA (1.4%)
Carmike Cinemas, Inc.                                     8,770   $    193,642
Lin TV Corp. Class A (a)                                 99,155      1,272,159
RCN Corp. (a)(b)                                        221,932      4,505,220
Scholastic Corp. (a)                                     69,768      2,270,948
                                                                  ------------
                                                                     8,241,969
                                                                  ------------
METALS & MINING (1.9%)
A.M. Castle & Co. (a)                                   135,118      2,692,902
Commercial Metals Co.                                    58,361      1,855,296
Ryerson Tull, Inc. (b)                                  261,726      5,284,248
Steel Technologies, Inc.                                 60,807      1,593,751
                                                                  ------------
                                                                    11,426,197
                                                                  ------------
MULTILINE RETAIL (0.3%)
Dillard's, Inc. Class A                                  92,875      1,923,441
                                                                  ------------

MULTI-UTILITIES (1.3%)

V  PNM Resources, Inc.                                  307,364      7,791,677
                                                                  ------------

OIL, GAS & CONSUMABLE FUELS (8.0%)
Cabot Oil & Gas Corp.                                    14,736        674,761
Callon Petroleum Co. (a)                                268,128      4,906,742
Cimarex Energy Co. (a)(b)                                98,840      3,880,458
Encore Acquisition Co. (a)                              139,875      4,799,111
Giant Industries, Inc. (a)                              102,130      5,840,815

V  Overseas Shipholding Group, Inc.                     192,781      9,176,376



                                                         SHARES          VALUE
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Petroleum Development Corp. (a)                          28,928   $    971,402
Remington Oil & Gas Corp. (a)                            38,710      1,354,850
St. Mary Land & Exploration Co.                         166,386      5,658,788
Swift Energy Co. (a)(b)                                  90,500      3,951,230
USEC, Inc.                                               78,173        781,730
Vintage Petroleum, Inc.                                 125,639      6,519,408
                                                                  ------------
                                                                    48,515,671
                                                                  ------------
REAL ESTATE (5.2%)
American Home Mortgage Investment Corp. (b)             248,739      6,723,415
Arbor Realty Trust, Inc.                                134,167      3,536,642
Capital Trust, Inc. Class A                              24,443        748,445
Commercial Net Lease Realty, Inc.                       104,565      2,026,470
CRIIMI MAE, Inc. (a)                                    192,350      3,768,137
FelCor Lodging Trust, Inc. (a)(b)                       232,343      3,466,558
Gramercy Capital Corp.                                   31,302        738,414
LaSalle Hotel Properties                                166,638      5,897,319
Luminent Mortgage Capital, Inc.                         224,242      1,565,209
Trammell Crow Co. (a)                                   119,254      3,049,325
                                                                  ------------
                                                                    31,519,934
                                                                  ------------
ROAD & RAIL (5.4%)
Amerco, Inc.                                              6,490        378,562
Dollar Thrifty Automotive Group, Inc. (a)               133,113      5,018,360

V  Florida East Coast Industries, Inc.                  202,649      8,833,470
Kansas City Southern (a)(b)                             231,600      5,132,256

V  Laidlaw International, Inc.                          479,311     10,899,532
RailAmerica, Inc. (a)                                   215,259      2,550,819
                                                                  ------------
                                                                    32,812,999
                                                                  ------------
SOFTWARE (2.1%)
Reynolds & Reynolds Co. (The) Class A                    57,768      1,533,163
Take-Two Interactive Software, Inc. (a)(b)              288,081      5,948,873
THQ, Inc. (a)                                           235,612      5,461,486
                                                                  ------------
                                                                    12,943,522
                                                                  ------------
SPECIALTY RETAIL (3.1%)
Asbury Automotive Group, Inc. (a)                         7,284        123,100
Burlington Coat Factory Warehouse Corp.                 167,376      6,454,019
Payless ShoeSource, Inc. (a)                            153,101      2,812,465
Rent-Way, Inc. (a)                                      159,214        982,350
Sports Authority, Inc. (The) (a)(b)                     145,571      4,052,697
Stage Stores, Inc.                                      109,156      3,025,804
United Auto Group, Inc.                                  49,227      1,660,427
                                                                  ------------
                                                                    19,110,862
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (1.8%)
Brown Shoe Co., Inc.                                     59,570      1,934,238
Hartmarx Corp. (a)                                      130,680        912,146
Phillips-Van Heusen Corp.                                31,837        905,763
Stride Rite Corp.                                        73,615        958,467
Warnaco Group, Inc. (The) (a)                           279,327      6,335,136
                                                                  ------------
                                                                    11,045,750
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (3.7%)
Corus Bankshares, Inc. (b)                               71,672      3,934,793
Doral Financial Corp. (b)                               640,907      5,486,164
Downey Financial Corp.                                  117,637      7,169,975
FirstFed Financial Corp. (a)                             49,472      2,646,257
Franklin Bank Corp. (a)                                  31,019        535,078
ITLA Capital Corp. (a)                                   38,601      1,921,172
TierOne Corp.                                            40,124      1,133,904
                                                                  ------------
                                                                    22,827,343
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (1.4%)
GATX Corp.                                              207,669      7,760,591
Huttig Building Products, Inc. (a)                      110,059        935,502
                                                                  ------------
                                                                     8,696,093
                                                                  ------------

 72   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Price Communications Corp. (a)                           37,373   $    568,817
                                                                  ------------
Total Common Stocks
  (Cost $569,186,403)                                              603,718,834
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT

SHORT-TERM INVESTMENTS (17.3%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (1.4%)
Skandinaviska Enskilda
  Banken AB
  4.082%, due 2/22/06 (c)(d)                        $ 8,643,052      8,643,052
                                                                  ------------
Total Certificate of Deposit
  (Cost $8,643,052)                                                  8,643,052
                                                                  ------------
COMMERCIAL PAPER (1.0%)
Falcon Asset Securitization Corp. 4.026%, due
  12/2/05 (c)                                         5,646,506      5,646,506
                                                                  ------------
Total Commercial Paper
  (Cost $5,646,506)                                                  5,646,506
                                                                  ------------

                                                         SHARES

INVESTMENT COMPANY (2.6%)
BGI Institutional Money Market Fund (c)              15,926,482     15,926,482
                                                                  ------------
Total Investment Company
  (Cost $15,926,482)                                                15,926,482
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT

TIME DEPOSITS (12.3%)
Bank of the West (The)
  4.02%, due 12/8/05 (c)                            $11,524,070     11,524,070
Barclays
  3.92%, due 12/5/05 (c)                              5,762,035      5,762,035
  3.94%, due 11/28/05 (c)                             5,762,035      5,762,035
Credit Suisse First Boston, Inc.
  3.74%, due 11/1/05 (c)                              8,643,052      8,643,052
Deutsche Bank
  3.95%, due 12/2/05 (c)                              5,762,035      5,762,035
First Tennessee National Corp.
  3.88%, due 11/14/05 (c)                             5,762,034      5,762,034
Halifax Bank of Scotland
  3.75%, due 11/1/05 (c)                              5,762,035      5,762,035
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (c)                             5,762,035      5,762,035
Societe Generale
  3.77%, due 11/1/05 (c)                              8,643,052      8,643,052
UBS AG
  4.01%, due 12/13/05 (c)                             5,762,035      5,762,035
Wells Fargo & Co.
  4.00%, due 11/25/05 (c)                             5,762,035      5,762,035
                                                                  ------------
Total Time Deposits
  (Cost $74,906,453)                                                74,906,453
                                                                  ------------
Total Short-Term Investments
  (Cost $105,122,493)                                              105,122,493
                                                                  ------------
Total Investments
  (Cost $674,308,896) (e)                                 116.4%   708,841,327(f)
Liabilities in Excess of Cash and Other Assets            (16.4)   (99,811,770)
                                                    -----------   ------------
Net Assets                                                100.0%  $609,029,557
                                                    ===========   ============


(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(e)  The cost for federal income tax purposes is $677,951,678.
(f) At October 31, 2005 net unrealized appreciation was $30,889,649, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $58,050,718 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $27,161,069.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    73

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $674,308,896) including
  $100,916,164 market value of securities
  loaned                                        $708,841,327
Cash                                               8,410,453
Receivables:
  Fund shares sold                                 6,473,563
  Investment securities sold                       4,555,220
  Dividends and interest                             494,008
Other assets                                          50,794
                                                -------------
    Total assets                                 728,825,365
                                                -------------
LIABILITIES:
Securities lending collateral                    105,122,493
Payables:
  Investment securities purchased                 12,960,367
  Fund shares redeemed                               791,344
  Manager                                            491,331
  Transfer agent                                     186,444
  NYLIFE Distributors                                113,905
  Shareholder communication                           56,820
  Custodian                                            3,528
Accrued expenses                                      69,576
                                                -------------
    Total liabilities                            119,795,808
                                                -------------
Net assets                                      $609,029,557
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized
  Class A                                       $     99,296
  Class B                                             25,281
  Class C                                             25,182
  Class I                                            160,462
Additional paid-in capital                       514,297,631
Accumulated undistributed net realized gain on
  investments                                     59,889,274
Net unrealized appreciation on investments        34,532,431
                                                -------------
Net assets                                      $609,029,557
                                                =============
CLASS A
Net assets applicable to outstanding shares     $194,615,349
                                                =============
Shares of capital stock outstanding                9,929,568
                                                =============
Net asset value per share outstanding           $      19.60
Maximum sales charge (5.50% of offering price)          1.14
                                                -------------
Maximum offering price per share outstanding    $      20.74
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 48,496,182
                                                =============
Shares of capital stock outstanding                2,528,141
                                                =============
Net asset value and offering price per share
  outstanding                                   $      19.18
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 48,315,601
                                                =============
Shares of capital stock outstanding                2,518,225
                                                =============
Net asset value and offering price per share
  outstanding                                   $      19.19
                                                =============
CLASS I
Net assets applicable to outstanding shares     $317,602,425
                                                =============
Shares of capital stock outstanding               16,046,216
                                                =============
Net asset value and offering price per share
  outstanding                                   $      19.79
                                                =============

 74   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 4,608,908
  Interest                                           144,077
  Income from securities loaned--net                  72,857
                                                 ------------
    Total income                                   4,825,842
                                                 ------------
EXPENSES:
  Manager                                          4,014,003
  Transfer agent--Classes A, B and C                 414,410
  Transfer agent--Class I                            155,159
  Distribution--Class B                              252,262
  Distribution--Class C                              151,684
  Distribution/Service--Class A                      201,059
  Service--Class B                                    84,087
  Service--Class C                                    50,561
  Professional                                       110,485
  Shareholder communication                           92,412
  Registration                                        65,641
  Custodian                                           65,136
  Trustees                                            28,629
  Miscellaneous                                       28,088
                                                 ------------
    Net expenses                                   5,713,616
                                                 ------------
Net investment loss                                 (887,774)
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  61,067,318
Net change in unrealized appreciation on
  investments                                      2,629,815
                                                 ------------
Net realized and unrealized gain on investments   63,697,133
                                                 ------------
Net increase in net assets resulting from
  operations                                     $62,809,359
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    75

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)        $    (887,774)  $     498,063
 Net realized gain on investments       61,067,318      40,242,703
 Net change in unrealized
  appreciation on investments            2,629,815      (4,766,868)
                                     -----------------------------
 Net increase in net assets
  resulting from operations             62,809,359      35,973,898
                                     -----------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Class I                                      --        (529,938)
   Service Class                                --          (2,449)

 From net realized gain on investments:
   Class A                              (5,109,697)             --
   Class B                              (2,976,305)             --
   Class C                              (1,216,425)            (69)
   Class I                             (31,247,732)     (8,783,780)
   Service Class                                --         (58,903)
                                     -----------------------------
 Total dividends and distributions
  to shareholders                      (40,550,159)     (9,375,139)
                                     -----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             186,567,392      26,466,450
   Class B                              32,762,708      15,449,601
   Class C                              44,287,573       5,487,844
   Class I                             156,616,407     120,485,449
   Service Class                                --         150,100

                                              2005            2004

 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                           $   3,678,131   $          --
   Class B                               2,891,437              --
   Class C                                 864,881              69
   Class I                              29,358,441       8,970,892
   Service Class                                --          61,284
                                     -----------------------------
                                       457,026,970     177,071,689

 Cost of shares redeemed:
   Class A                             (23,646,858)     (2,619,360)
   Class B                              (3,927,509)     (1,096,142)
   Class C                              (3,193,494)       (189,760)
   Class I                             (79,008,062)   (123,333,409)
   Service Class                                --      (1,347,714)
                                     -----------------------------
                                      (109,775,923)   (128,586,385)
Increase in net assets derived from
  capital share transactions           347,251,047      48,485,304
                                     -----------------------------
    Net increase in net assets         369,510,247      75,084,063

NET ASSETS:
Beginning of year                      239,519,310     164,435,247
                                     -----------------------------
End of year                          $ 609,029,557   $ 239,519,310
                                     =============================

 76   MainStay Small Cap Opportunity Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.MAINSTAYfunds.com     77

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                           CLASS B                             CLASS C
                                ----------------------------      ----------------------------      -------------------------------
                                                 JANUARY 2,                        JANUARY 2,
                                                   2004**                            2004**
                                YEAR ENDED         THROUGH        YEAR ENDED         THROUGH                 YEAR ENDED
                                OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,              OCTOBER 31,
                                   2005             2004             2005             2004             2005             2004
Net asset value at beginning
  of period                      $  18.58          $ 16.78          $ 18.38          $ 16.71          $ 18.37          $16.15
                                -----------      -----------      -----------      -----------      -----------      -----------
Net investment income (loss)
  (e)                               (0.08)           (0.09)           (0.22)           (0.19)           (0.22)          (0.25)
Net realized and unrealized
  gain (loss) on investments         4.01             1.89             3.93             1.86             3.95            3.28
                                -----------      -----------      -----------      -----------      -----------      -----------
Total from investment
  operations                         3.93             1.80             3.71             1.67             3.73            3.03
                                -----------      -----------      -----------      -----------      -----------      -----------
Less dividends and
  distributions:
  From net investment income           --               --               --               --               --              --
  From net realized gain on
    investments                     (2.91)              --            (2.91)              --            (2.91)          (0.81)
                                -----------      -----------      -----------      -----------      -----------      -----------
Total dividends and
  distributions                     (2.91)              --            (2.91)              --            (2.91)          (0.81)
                                -----------      -----------      -----------      -----------      -----------      -----------
Net asset value at end of
  period                         $  19.60          $ 18.58          $ 19.18          $ 18.38          $ 19.19          $18.37
                                ===========      ===========      ===========      ===========      ===========      ===========
Total investment return (b)         22.66%           10.73%(c)        21.59%            9.99%(c)        21.72%          19.29%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                        (0.44%)          (0.36%)++        (1.19%)          (1.12%)++        (1.19%)         (1.13%)
    Net expenses                     1.66%            1.87% ++#        2.41%            2.62% ++#        2.41%           2.62% #
    Expenses (before
      reimbursement)                 1.66%            1.87% ++#        2.41%            2.62% ++#        2.41%           2.62% #
Portfolio turnover rate               159%             132%             159%             132%             159%            132%
Net assets at end of period
  (in 000's)                     $194,615          $24,621          $48,496          $14,905          $48,316          $5,518

                                  CLASS C
                                ------------
                                DECEMBER 30,
                                   2002**
                                  THROUGH
                                OCTOBER 31,
                                    2003
Net asset value at beginning
  of period                        $11.46
                                ------------
Net investment income (loss)
  (e)                               (0.05)
Net realized and unrealized
  gain (loss) on investments         4.74
                                ------------
Total from investment
  operations                         4.69
                                ------------
Less dividends and
  distributions:
  From net investment income           --
  From net realized gain on
    investments                        --
                                ------------
Total dividends and
  distributions                        --
                                ------------
Net asset value at end of
  period                           $16.15
                                ============
Total investment return (b)         40.92%(c)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income
      (loss)                        (0.47%)++
    Net expenses                     2.27% ++#
    Expenses (before
      reimbursement)                 2.34% ++#
Portfolio turnover rate               135%
Net assets at end of period
  (in 000's)                       $    2

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Less than 0.01% of average net assets.
++   Annualized.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.08%, 0.07% and
     0.08% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended
     December 31, 2000 and less than 0.01% of average net assets for the years indicated.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Restated.
(e)  Per share data based on average shares outstanding during the period.

 78   MainStay Small Cap Opportunity Fund             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS I
    -------------------------------------------------------------------------------------
                                                            JANUARY 1,
                                                               2001*
                                                              THROUGH         YEAR ENDED
                  YEAR ENDED OCTOBER 31,                    OCTOBER 31,      DECEMBER 31,
      2005          2004          2003          2002           2001              2000
    $  18.67      $  16.26      $  11.58      $  11.04       $  10.65          $  11.76
    --------      --------      --------      --------      -----------      ------------
        0.01(e)       0.06(e)     0.07(e)         0.15           0.08             (0.00)(a)
        4.02          3.21          4.74          0.50           0.31             (1.11)
    --------      --------      --------      --------      -----------      ------------
        4.03          3.27          4.81          0.65           0.39             (1.11)
    --------      --------      --------      --------      -----------      ------------
          --         (0.05)        (0.13)        (0.11)            --                --
       (2.91)        (0.81)           --            --             --                --
    --------      --------      --------      --------      -----------      ------------
       (2.91)        (0.86)        (0.13)        (0.11)            --                --
    --------      --------      --------      --------      -----------      ------------
    $  19.79      $  18.67      $  16.26      $  11.58       $  11.04          $  10.65
    ========      ========      ========      ========      ===========      ============
       23.15%        20.72%        42.04%         5.84%          3.66%(c)         (9.44%)
        0.06%         0.32%         0.53%         1.08%          0.70%++          (0.00%)+
        1.16%         1.18%#        1.27%#        1.26%#         1.23%(d)++#       1.21%#
        1.16%         1.18%#        1.34%#        1.27%#         1.23%(d)++#       1.21%#
         159%          132%          135%          103%            77%              105%
    $317,602      $194,476      $163,362      $111,181       $108,105          $157,630

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    79

MAINSTAY CASH RESERVES FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         2.42%  2.06%   3.67%

7-DAY CURRENT YIELD: 3.38%
(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER INSTITUTIONAL
                                                                MAINSTAY CASH RESERVES FUND             MONEY MARKET FUND
                                                                ---------------------------        ----------------------------
10/31/95                                                                   10000                              10000
                                                                           10518                              10531
                                                                           11067                              11095
                                                                           11655                              11695
                                                                           12216                              12266
                                                                           12947                              13012
                                                                           13551                              13628
                                                                           13774                              13861
                                                                           13889                              13994
                                                                           13996                              14121
10/31/05                                                                   14335                              14485

SWEEP SHARES CLASS SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         1.91%  1.55%   3.11%

7-DAY CURRENT YIELD: 2.88%
(PERFORMANCE GRAPH)

                                                                                                   AVERAGE LIPPER INSTITUTIONAL
                                                                MAINSTAY CASH RESERVES FUND             MONEY MARKET FUND
                                                                ---------------------------        ----------------------------
10/31/95                                                                   10000                              10000
                                                                           10439                              10531
                                                                           10926                              11095
                                                                           11449                              11695
                                                                           11927                              12266
                                                                           12578                              13012
                                                                           13100                              13628
                                                                           13249                              13861
                                                                           13293                              13994
                                                                           13328                              14121
10/31/05                                                                   13583                              14485

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS
-----------------------------------------------------------------------------

Average Lipper institutional money market fund(2)        2.48%  2.12%   3.77%

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fees, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Sweep Shares Class shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .25%, and are available only through financial institutions participating in a sweep account arrangement. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/7/98, performance for the Sweep Shares Class shares (first offered 12/8/98) includes the performance of Class I shares.
1. As of 10/31/05, MainStay Cash Reserves Fund had an effective 7-day yield of 3.44% and a 7-day current yield of 3.38% for Class I shares and an effective 7-day yield of 2.93% and a 7-day current yield of 2.88% for Sweep Shares Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the 7-day current yield would have been 3.39% and 3.33% for Class I shares and 2.88% and 2.83% for Sweep Shares Class shares. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested. The average Lipper institutional money market fund is considered to be the Fund's broad-based securities-market index for comparison purposes.

 80   MainStay Cash Reserves Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CASH RESERVES FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 ENDING ACCOUNT                          ENDING ACCOUNT
                                                  VALUE (BASED                            VALUE (BASED
                                 BEGINNING         ON ACTUAL          EXPENSES          ON HYPOTHETICAL          EXPENSES
                                  ACCOUNT         RETURNS AND           PAID             5% ANNUALIZED             PAID
                                   VALUE           EXPENSES)           DURING              RETURN AND             DURING
SHARE CLASS                       5/1/05            10/31/05          PERIOD(1)         ACTUAL EXPENSES)         PERIOD(1)

CLASS A SHARES                   $1,000.00         $$1,014.80           $2.54              $1,022.50               $2.55
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                   $1,000.00         $1,012.30            $5.07              $1,020.00               $5.09
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.50% for Class I, and 1.00% for Sweep Shares Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                    www.MAINSTAYfunds.com     81

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Commercial Paper                                                                   63
Corporate Bonds                                                                  16.7
Repurchase Agreements                                                             9.6
Federal Agencies                                                                  5.1
Certificates of Deposit                                                             4
Asset-Backed Securities                                                           1.2
Cash and Other Assets Less Liabilities                                            0.4

See Portfolio of Investments on page 85 for specific holdings within these categories.

 82   MainStay Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Mark C. Boyce and David E. Clement, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests in high-quality, short-term securities that are denominated in U.S. dollars and mature in 13 months or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The Fund may invest in obligations issued or guaranteed by of the U.S. government and its agencies or instrumentalities. It may also invest in CDs, bankers' acceptances, commercial paper, loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, time deposits, repurchase agreements, and corporate debt securities. The Fund's investments may also include variable-rate notes, floaters, and asset-backed securities.

WHAT MAJOR FACTORS INFLUENCED THE MONEY MARKETS DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

The most significant factor affecting the money markets continued to be the Federal Reserve's action to tighten the money supply. During the reporting period, the Federal Open Market Committee increased the targeted federal funds rate eight times--with a 25-basis-point hike on each occasion. (A basis point is one-hundredth of a percentage point.) The FOMC moves brought the targeted federal funds rate from 1.75% at the beginning of the reporting period to 3.75% at the end of October 2005. On November 1, 2005, just after the end of the reporting period, the Federal Reserve raised rates an additional 25 basis points to 4.00%.

DID YOU ADJUST THE FUND'S DURATION IN LIGHT OF THE FEDERAL OPEN MARKET COMMITTEE'S RATE HIKES?

During the reporting period, we made a conscious decision to shorten the Fund's duration. On October 31, 2005, the Fund had a duration of 40 days, compared to 49 days on October 31, 2004. The shorter duration helped the Fund's performance by allowing the portfolio to react more quickly to interest-rate changes. When rates move higher, a shorter duration enables the Fund's yield to move higher more quickly than it could if the duration were longer.

DID THE SHAPE OF THE MONEY-MARKET YIELD CURVE INFLUENCE THE FUND'S INVESTMENT DECISIONS?

The money-market yield curve, measured as the difference between one-month LIBOR(1) and 12-month LIBOR, maintained an upward slope throughout the period. Generally, the difference was fairly steady--between 55 basis points and 70 basis points--and the average spread differential was 66 basis points during the reporting period. There was, however, a spike during the first calendar quarter of 2005, when the difference reached 100 basis points. This upward-sloping curve led the Fund to invest in securities with longer maturities in hopes of securing higher yields. If the Federal Reserve continues to tighten monetary policy, however, these investments could become a drag on the Fund's yield.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

We sought to increase the Fund's yield by purchasing various securities with longer-term maturities. We used a number of corporate issuers that also allowed the Fund to increase its exposure to the industrial sector. Key corporate industrial investments included securities issued by 3M, Honeywell International, Pitney Bowes, Alabama Power, General Dynamics, and Nike. General Dynamics and Nike are noteworthy because these issuers are seldom seen in the commercial-paper market.

In addition, the Fund's performance was bolstered by investments in floating-rate securities of such issuers as General Electric Capital, J.P. Morgan Chase, TIAA Global Markets, and Union Bank of Switzerland.

Other longer-maturity investments were made in the agency coupon sector. Agency debentures generally trade at slightly lower prices than their agency discount-note counterparts. During the reporting period, the Fund invested in debentures of the Federal Home Loan Bank, the Federal Farm Credit Bank, and the Federal Agricultural Mortgage Association.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.

                                                    www.MAINSTAYfunds.com     83

Other significant Fund purchases included a number of investments in the domestic bank sector. These securities allowed the Fund to diversify away from the commercial paper market. Domestic names are generally a bit more expensive than their Yankee bank counterparts. The Fund, however, was able to purchase the following securities at little or no concession: Marshall & Ilsley Bank, Wachovia Bank, SunTrust Banks, National City Bank, and Manufacturer's & Traders Trust Company.

We continued to comb the structured products sector for value. During the reporting period, we invested in a number of asset-backed securities, including issues from USAA Auto Owner Trust, Wachovia Auto Owner Trust, Nissan Auto Receivables Owner Trust, Caterpillar Financial Asset Trust, and John Deere Owner Trust. These securities fit the Fund's portfolio well. Their monthly cash flows can be reinvested at current market rates, which is beneficial when interest rates are rising. The securities are, however, subject to prepayments, and slower prepayments could hinder the performance of the Fund. Consequently, we focused our attention on collateral diversification in this sector (automobiles, farm equipment, and heavy equipment) and on different types of originators (captive finance, banks, and insurance companies).

DID THE FUND CHANGE ITS ASSET CLASS WEIGHTINGS?

During the 12-month reporting period, we took on meaningful exposure to repurchase agreements in the Fund. We used repurchase agreements to increase the Fund's overnight exposure, which shortened duration and allowed the Fund to react more quickly to rising interest rates. These instruments had the additional benefit of allowing us to look through to the underlying collateral for exposure purposes (in this case, government agency securities). We also significantly increased the Fund's exposure to the corporate bond sector. To accomplish these changes, we reduced the Fund's commercial paper exposure.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


INFORMATION ABOUT MAINSTAY CASH RESERVES FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 84   MainStay Cash Reserves Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                     PRINCIPAL       AMORTIZED
                                                      AMOUNT              COST
SHORT-TERM INVESTMENTS (99.6%)+
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.2%)
Capital One Auto Finance Trust
  Series 2005-BSS, Class A1
  3.34%, due 6/15/06                                $ 1,001,744   $  1,001,744
Caterpillar Financial Asset Trust
  Series 2005-A, Class A1
  3.206%, due 4/25/06                                 1,310,910      1,310,910
John Deere Owner Trust
  Series 2005-A1, Class A1
  3.396%, due 6/15/06                                 1,104,094      1,104,094
USAA Auto Owner Trust
  Series 2005-2, Class A1
  3.423%, due 7/13/06                                 1,737,751      1,737,751
Wachovia Auto Owner Trust
  Series 2005-A, Class A1
  3.34%, due 5/22/06                                  1,017,942      1,017,942
                                                                  ------------
                                                                     6,172,441
                                                                  ------------
CERTIFICATES OF DEPOSIT (4.0%)
HBOS Treasury Services PLC
  3.05%, due 12/30/05 (a)                            10,000,000     10,000,457
SunTrust Banks, Inc.
  4.015%, due 10/2/06 (b)                            10,000,000     10,000,000
                                                                  ------------
                                                                    20,000,457
                                                                  ------------
COMMERCIAL PAPER (63.0%)
Alcoa, Inc.
  3.80%, due 11/1/05                                 15,000,000     15,000,000
Alltel Corp.
  3.94%, due 11/17/05                                15,000,000     14,973,733
Becton Dickinson & Co.
  3.92%, due 11/21/05                                 5,000,000      4,989,111
  3.96%, due 12/1/05                                 10,000,000      9,967,000
Cargill, Inc.
  3.91%, due 11/16/05                                10,000,000      9,983,708
Coca-Cola Co. (The)
  3.75%, due 11/14/05                                10,000,000      9,986,458
Colgate-Palmolive Co.
  3.98%, due 11/29/05                                10,000,000      9,969,045
Countrywide Financial Corp.
  4.00%, due 12/2/05                                 15,000,000     14,948,333
CRC Funding LLC
  4.06%, due 12/15/05                                15,000,000     14,925,567
General Electric Capital Corp.
  3.85%, due 11/2/05                                  7,600,000      7,599,187
Hershey Co. (The)
  3.93%, due 11/21/05                                10,000,000      9,978,167
Honeywell International, Inc.
  3.82%, due 11/7/05                                 10,000,000      9,993,633
JPMorgan Chase & Co.
  3.90%, due 11/21/05                                10,000,000      9,978,333


                                                     PRINCIPAL       AMORTIZED
                                                      AMOUNT              COST
COMMERCIAL PAPER (CONTINUED)
Kimberly-Clark Worldwide Inc.
  3.77%, due 11/7/05                                $10,000,000   $  9,993,717
Market Street Funding Corp.
  3.92%, due 11/16/05                                15,000,000     14,975,500
Marshall & Ilsley Corp.
  4.00%, due 12/5/05                                 10,000,000      9,962,222
National Rural Utilities Cooperative Finance Corp.
  4.01%, due 11/28/05                                10,000,000      9,969,925
Parker-Hannifin Corp.
  3.86%, due 11/9/05                                 10,100,000     10,091,336
PepsiCo, Inc.
  3.73%, due 11/4/05                                 10,000,000      9,996,892
Sheffield Receivables Corp.
  3.84%, due 11/8/05                                 15,000,000     14,988,800
South Carolina Electric & Gas
  4.04%, due 11/17/05                                15,000,000     14,973,067
Southern Co. (The)
  3.80%, due 11/9/05                                 10,000,000      9,991,556
Three Pillars Funding Corp.
  3.91%, due 11/15/05                                15,000,000     14,977,192
Three Rivers Funding Corp.
  3.81%, due 11/3/05                                 15,000,000     14,996,825
Variable Funding Capital Corp.
  3.79%, due 11/3/05                                 10,000,000      9,997,895
Windmill Funding I Corp.
  3.92%, due 11/18/05                                15,000,000     14,972,233
World Omni Leasing, Inc.
  3.81%, due 11/2/05                                 15,000,000     14,998,413
                                                                  ------------
                                                                   317,177,848
                                                                  ------------
CORPORATE BONDS (16.7%)
3M Co.
  5.674%, due 12/12/05 (c)(d)                         2,000,000      2,006,184
Abbott Laboratories
  5.625%, due 7/1/06                                  5,000,000      5,047,890
Alabama Power Co.
  Series H
  5.49%, due 11/1/05                                  4,250,000      4,250,000
Bank One Corp.
  6.50%, due 2/1/06                                   5,972,000      6,014,043
General Dynamics Corp.
  2.125%, due 5/15/06                                 6,000,000      5,935,261
General Electric Capital Corp.
  2.85%, due 1/30/06                                  4,225,000      4,217,097
Manufacturers & Traders Trust Co.
  3.995%, due 6/20/06 (b)                            10,000,000     10,002,135

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    85


                                                     PRINCIPAL       AMORTIZED
                                                      AMOUNT              COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
National City Bank
  4.04%, due 7/7/06 (b)                             $10,000,000   $  9,999,321
National Rural Utilities Cooperative Finance Corp.
  6.00%, due 5/15/06                                  5,000,000      5,059,609
Nike, Inc.
  5.50%, due 8/15/06                                  1,250,000      1,262,892
Pfizer, Inc.
  4.27%, due 11/4/05 (b)                             17,000,000     17,000,000
Pitney Bowes, Inc.
  5.875%, due 5/1/06                                  3,150,000      3,183,738
TIAA Global Markets, Inc.
  4.28%, due 1/13/06 (b)(c)                          10,000,000     10,003,504
                                                                  ------------
                                                                    83,981,674
                                                                  ------------
FEDERAL AGENCIES (5.1%)
Federal Agricultural
  Mortgage Corp.
  5.35%, due 7/26/06                                  5,000,000      5,046,182
Federal Farm Credit Bank
  2.375%, due 2/27/06                                 2,000,000      1,992,631
Federal Home Loan Bank
  2.50%, due 3/13/06                                  4,010,000      3,991,398
  3.25%, due 8/11/06                                  5,000,000      4,971,040
  3.625%, due 6/8/06                                  4,595,000      4,585,156
International Bank for Reconstruction &
  Development
  5.00%, due 3/28/06                                  5,000,000      5,021,840
                                                                  ------------
                                                                    25,608,247
                                                                  ------------


                                                     PRINCIPAL       AMORTIZED
                                                      AMOUNT              COST
REPURCHASE AGREEMENT (9.6%)
Citibank
  4.01%, dated 10/31/05 due 11/1/05
  Proceeds at Maturity
  $48,502,402
  (Collateralized by Various Bonds with a
  Principal Amount of $48,188,000 and a Market
  Value of $49,467,244)                             $48,497,000   $ 48,497,000
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $501,437,667) (e)                        99.6%   501,437,667
Cash and Other Assets,
  Less Liabilities                                          0.4      1,787,995
                                                    -----------   ------------
Net Assets                                                100.0%  $503,225,662
                                                    ===========   ============

(a) Yankee certificate of deposit (CD)--dollar-denominated CD issued in the United States by foreign banks and corporations.
(b)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(c)  May be sold to institutional investors only.
(d)  Illiquid security. The total market value of these securities at October
     31, 2005 is $2,006,184, which represents 0.4% of the Fund's net assets.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.

 86   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of Cash Reserves Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                                           VALUE     PERCENT+
Aerospace/Defense                                   $  5,935,261          1.2%
Agricultural Operations                                9,983,708          2.0
Athletic Footwear                                      1,262,892          0.3
Automobile--Sequential                                 3,757,437          0.7
Beverages--Non-Alcoholic                              19,983,350          4.0
Commercial Banks--Central U.S.                        29,961,543          5.9
Commercial Banks--Eastern U.S.                        20,002,592          4.0
Cosmetics & Toiletries                                19,962,762          3.9
Diversified Financial Services                        11,816,284          2.3
Diversified Manufacturing Operations                  22,091,153          4.4
Electric--Integrated                                  29,214,624          5.8
Finance--Financial Assets                             14,977,192          3.0
Finance--Investment Banker/Broker                      9,978,333          2.0
Finance--Mortgage Loan/Banker                         14,948,333          2.9
Finance--Other Services                               25,033,038          5.0
Finance--Receivables                                  99,855,232         19.8
Food--Confectionery                                    9,978,167          2.0
Medical Products                                      14,956,111          3.0
Medical--Drugs                                        22,047,890          4.4
Metal--Aluminum                                       15,000,000          3.0
Office Automation & Equipment                          3,183,738          0.6
Other Asset-Backed Securities                          2,415,004          0.5
Sovereign                                             48,497,000          9.6
Sovereign Agency                                      20,586,407          4.1
Super-Regional Banks--U.S.                             6,014,043          1.2
Supranational Banks                                    5,021,840          1.0
Telephone--Integrated                                 14,973,733          3.0
                                                    ------------   ----------
                                                     501,437,667         99.6
Cash and Other Assets,
  Less Liabilities                                     1,787,995          0.4
                                                    ------------   ----------
Net Assets                                          $503,225,662        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    87

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value (amortized
  cost $501,437,667)                            $501,437,667
Receivables:
  Fund shares sold                                 2,965,367
  Interest                                         1,455,488
Other assets                                          54,886
                                                -------------
    Total assets                                 505,913,408
                                                -------------
LIABILITIES:
Due to custodian                                         657
Payables:
  Fund shares redeemed                             2,246,768
  NYLIFE Distributors                                229,682
  Shareholder communication                          117,433
  Professional                                        57,383
  Transfer agent                                      12,006
  Manager                                             11,017
  Custodian                                            4,392
Accrued expenses                                       8,408
                                                -------------
    Total liabilities                              2,687,746
                                                -------------
Net assets                                      $503,225,662
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  8 billion shares authorized:
  Class I                                       $    232,202
  Sweep Shares Class                                 271,025
Additional paid-in capital                       502,725,932
Accumulated net realized loss on investments          (3,497)
                                                -------------
Net assets                                      $503,225,662
                                                =============
CLASS I
Net assets applicable to outstanding shares     $232,187,115
                                                =============
Shares of capital stock outstanding              232,202,092
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
SWEEP SHARES CLASS
Net assets applicable to outstanding shares     $271,038,547
                                                =============
Shares of capital stock outstanding              271,024,904
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

 88   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $14,581,870
                                                 ------------
EXPENSES:
  Manager                                          2,401,986
  Distribution--Sweep Shares Class                   668,457
  Service--Sweep Shares Class                        668,457
  Shareholder communication                          201,436
  Professional                                       138,790
  Transfer agent                                      48,371
  Custodian                                           42,193
  Directors                                           42,068
  Registration                                        34,113
  Miscellaneous                                       39,843
                                                 ------------
    Total expenses before reimbursement            4,285,714
  Expense reimbursement from Manager                (431,544)
                                                 ------------
  Net expenses                                     3,854,170
                                                 ------------
Net investment income                             10,727,700
                                                 ------------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                        (789)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $10,726,911
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    89

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  10,727,700   $  2,447,467
 Net realized loss on investments             (789)        (2,708)
                                     ----------------------------
 Net increase in net assets
  resulting from operations             10,726,911      2,444,759
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class I                              (5,645,755)    (1,733,035)
   Service Class                                --        (10,535)
   Sweep Shares Class                   (5,081,945)      (703,897)

 From net realized gain on investments:
   Class I                                      --         (3,677)
   Service Class                                --           (208)
   Sweep Shares Class                           --         (4,426)
                                     ----------------------------
 Total dividends to shareholders       (10,727,700)    (2,455,778)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class I                             625,554,688    506,072,909
   Service Class                                --      2,796,267
   Sweep Shares Class                  283,632,518    136,261,850

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class I                               5,645,755      1,742,010
   Service Class                                --          5,989
   Sweep Shares Class                    5,081,945        544,302
                                     ----------------------------
                                       919,914,906    647,423,327

 Cost of shares redeemed:
   Class I                            (645,555,155)  (482,325,843)
   Service Class                                --    (20,300,483)
   Sweep Shares Class                 (278,489,784)  (148,842,045)
                                     ----------------------------
                                      (924,044,939)  (651,468,371)
    Decrease in net assets derived
     from capital share
     transactions                       (4,130,033)    (4,045,044)
                                     ----------------------------
    Net decrease in net assets          (4,130,822)    (4,056,063)

NET ASSETS:
Beginning of year                      507,356,484    511,412,547
                                     ----------------------------
End of year                          $ 503,225,662   $507,356,484
                                     ============================

 90   MainStay Cash Reserves Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            CLASS I
                                ----------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                  2005          2004          2003          2002          2001
Net asset value at beginning
  of year                       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                --------      --------      --------      --------      --------
Net investment income               0.02          0.01          0.01          0.02          0.04
Net realized gain (loss) on
  investments                      (0.00)(a)      0.00(a)       0.00(a)       0.00(a)         --
                                --------      --------      --------      --------      --------
Total from investment
  operations                        0.02          0.01          0.01          0.02          0.04
                                --------      --------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income       (0.02)        (0.01)        (0.01)        (0.02)        (0.04)
  From net realized gain on
    investments                       --         (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                --------      --------      --------      --------      --------
Total dividends and
  distributions                    (0.02)        (0.01)        (0.01)        (0.02)        (0.04)
                                --------      --------      --------      --------      --------
Net asset value at end of year  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                ========      ========      ========      ========      ========
Total investment return             2.42%         0.77%         0.83%         1.65%         4.67%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income           2.40%         0.77%         0.84%         1.61%         4.50%
    Net expenses                    0.50%         0.50%         0.50%         0.50%         0.50%
    Expenses (before
      reimbursement)                0.59%         0.60%         0.60%         0.62%         0.61%
Net assets at end of year (in
  000's)                        $232,187      $246,542      $221,058      $329,921      $199,495

                                                       SWEEP SHARES CLASS
                                ----------------------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                  2005          2004          2003          2002          2001
Net asset value at beginning
  of year                       $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                --------      --------      --------      --------      --------
Net investment income               0.02          0.00(a)       0.00(a)       0.01          0.04
Net realized gain (loss) on
  investments                      (0.00)(a)      0.00(a)       0.00(a)       0.00(a)         --
                                --------      --------      --------      --------      --------
Total from investment
  operations                        0.02          0.00(a)       0.00(a)       0.01          0.04
                                --------      --------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income       (0.02)        (0.00)(a)     (0.00)(a)     (0.01)        (0.04)
  From net realized gain on
    investments                       --         (0.00)(a)     (0.00)(a)     (0.00)(a)        --
                                --------      --------      --------      --------      --------
Total dividends and
  distributions                    (0.02)        (0.00)(a)     (0.00)(a)     (0.01)        (0.04)
                                --------      --------      --------      --------      --------
Net asset value at end of year  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                ========      ========      ========      ========      ========
Total investment return             1.91%         0.27%         0.33%         1.14%         4.15%
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income           1.90%         0.27%         0.34%         1.11%         4.00%
    Net expenses                    1.00%         1.00%         1.00%         1.00%         1.00%
    Expenses (before
      reimbursement)                1.09%         1.10%         1.10%         1.12%         1.11%
Net assets at end of year (in
  000's)                        $271,039      $260,814      $272,856      $291,312      $285,034

(a)  Less than one cent per share.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    91

MAINSTAY FLOATING RATE FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH, IF SHOWN, WOULD LOWER PERFORMANCE.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       0.61%    1.59%
Excluding sales charges  3.72     3.67

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                      9700                              10000
                                                                            9874                              10226
10/31/05                                                                   10241                              10826

CLASS B SHARES--MAXIMUM 3% CDSC IF REDEEMED WITHIN THE FIRST FOUR YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       -0.04%    1.59%
Excluding sales charges   2.95     2.90

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
                                                                           10141                              10226
10/31/05                                                                   10240                              10826

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
With sales charges       1.95%    2.90%
Excluding sales charges  2.94     2.90

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
                                                                           10141                              10226
10/31/05                                                                   10439                              10826

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 3.00% if redeemed within the first four years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 92   MainStay Floating Rate Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE      SINCE
TOTAL RETURNS            YEAR   INCEPTION
-----------------------------------------
                         3.98%    3.93%

(PERFORMANCE GRAPH)

                                                                                                    CREDIT SUISSE FIRST BOSTON
                                                                MAINSTAY FLOATING RATE FUND            LEVERAGED LOAN INDEX
                                                                ---------------------------         --------------------------
5/3/04                                                                     10000                              10000
                                                                           10192                              10226
10/31/05                                                                   10597                              10826

                                                         ONE      SINCE
BENCHMARK PERFORMANCE                                    YEAR   INCEPTION

Credit Suisse First Boston(TM) Leveraged Loan Index(1)   5.87%    5.42%
Average Lipper loan participation fund(2)                4.10     3.75

1. The Credit Suisse First Boston(TM) Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse First Boston(TM) Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.MAINSTAYfunds.com     93

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY FLOATING RATE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    ENDING ACCOUNT                        ENDING ACCOUNT
                                                     VALUE (BASED                          VALUE (BASED
                                    BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                     ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                      VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                          5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,019.90            $5.29            $1,019.80             $5.29
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,016.25            $9.10            $1,016.05             $9.10
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,016.15            $9.10            $1,016.05             $9.10
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,021.15            $4.02            $1,021.05             $4.02
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.04% for Class A, 1.79% for Class B and Class C, and 0.79% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 94   MainStay Floating Rate Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Floating Rate Loans                                                              83.5
Short-Term Investments                                                           12.2
Foreign Floating Rate Loans                                                       2.6
Cash and Other Assets Less Liabilities                                            1.2
Corporate Bonds                                                                   0.4
Foreign Corporate Bonds                                                           0.1

See Portfolio of Investments on page 98 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Intelsat Bermuda Ltd. Term Loan 5.813%, due
     7/28/11
 2.  Alliance Imaging, Inc. Tranche C1 Term Loan
     6.125%-6.50%, due 12/29/11
 3. Reliant Energy, Inc. Term Loan 6.089%-6.426%, due 4/30/10
 4.  Constellation Brands, Inc. Term Loan B
     5.438%-5.75%, due 11/30/11
 5.  DaVita, Inc. Term Loan B 6.25%-6.54%, due
     10/5/12
 6. JohnsonDiversey, Inc. Tranche B Term Loan 5.46%, due 11/3/09
 7.  Polypore, Inc. Term Loan 6.34%, due 11/12/11
 8.  Concentra Operating Corp. Term Loan 6.05%, due
     9/30/11
 9.  Visant Corp. Term Loan C 5.94%-6.188%, due
     12/21/11
10.  Neiman Marcus Group, Inc. (The) Term Loan B
     6.475%, due 4/6/13

                                                    www.MAINSTAYfunds.com     95

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Anthony Malloy and Robert Dial of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in a portfolio of floating-rate loans and other floating-rate debt securities. The Fund may also purchase fixed-income debt securities and money-market securities or instruments. When we believe that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money-market or short-term debt securities. The Fund may also invest in these types of securities or hold cash while we are looking for suitable investment opportunities or to maintain liquidity.

In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. We also seek to invest in companies that have a high margin of safety and are leaders in industries with high barriers to entry. We prefer companies with positive free cash flow, solid asset coverage, and management teams that have strong track records. In virtually every phase of the investment process, we attempt to control risk and limit defaults.

WHAT WERE THE MOST SIGNIFICANT FACTORS AND RISKS THAT INFLUENCED THE FLOATING-RATE LOAN MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

The loan market continues to experience strong asset demand, driven largely by robust collateralized loan obligation fund, or CLO, issuance. During the third fiscal quarter of 2005, CLO issuance achieved a record level of $14 billion, up from $7.9 billion in the second calendar quarter of 2005 and $6.8 billion in the third calendar quarter of 2004. As a result of this supply-and-demand relationship, leveraged-loan primary-issue spreads continued to tighten during the third calendar quarter of 2005, and secondary prices remained rich.(1) During the reporting period, the pace and quality of deal flow remained uneven. The repricing trend that dominated the market for the past two years now appears to have subsided substantially.

HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?

The Fund invests in floating-rate loans that have a weighted average effective duration of less than three months. These securities may have final maturities of seven to nine years, but their underlying interest-rate contracts, which are typically pegged to the U.S. dollar London interbank offer rates (LIBOR),(2) generally reset every 30, 60 or 90 days. At the end of October 2005, the weighted average reset figure for the Fund was 61 days. This means that as short-term interest rates increase, the Fund tends to adjust within 61 days, raising the yield it pays to investors. An inverse dynamic would apply when interest rates decline.

At the end of October 2005, the Fund's portfolio had a weighted average spread of 244 basis points above the LIBOR reference rate and a weighted average credit rating of approximately B1.(3) In an effort to minimize net-asset-value volatility, the Fund holds a significantly underweighted position relative to the Credit Suisse Leveraged Loan Index(4) among more-speculative loans, including unrated loans and loans rated CCC and below.(5)

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Excluding all sales charges, for the 12 months ended October 31, 2005, Class A shares returned 3.72%,


Floating-rate funds are generally considered to have speculative characteristics that involve default risk of principal and interest, collateral impairment, non-diversification, borrower industry concentration, and limited liquidity. The Fund may invest in foreign securities. U.S. dollar denominated securities of foreign issuers may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. The term "credit spread" refers to the marginal interest rate paid in addition to a benchmark interest rate linked to a market, index, or instrument.
2. London interbank offer rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate, and government lending agreements.
3. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. See footnote on page 93 for more information on the Credit Suisse First Boston(TM) Leveraged Loan Index.
5. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

 96   MainStay Floating Rate Fund

Class B shares returned 2.95%, and Class C shares returned 2.94%. Over the same period, Class I shares returned 3.98%.(6) All share classes of the Fund under-performed the 5.87% return of the Credit Suisse First Boston(TM) Leveraged Loan Index for the same period.

The Fund underperformed the Index for a variety of reasons. First, the Fund bears real-world expenses that a tracking index does not. Second, for liquidity purposes, the Fund maintains prudent cash balances as appropriate for an open-ended Fund with longer-settlement assets. Third, the Fund had significant cash inflows, but faced the lag associated with the longer-settlement nature of the loan asset class. Fourth, amortization of secondary-market purchase premiums affected relative returns because the Index tracks assets at primary-issue prices, which are generally at par or a small discount. Fifth, the Fund's conservative orientation and commitment to preservation of capital, by virtue of its underweighted position in CCC-rated and unrated issues, contributed to relative underperformance.

It is worth noting that the Fund pays a floating-rate dividend, unlike the Index, which does not pay dividends. The Fund's 30-day SEC yield on October 31, 2005, was 4.78% for Class A shares, 4.18% for Class B shares, 4.17% for Class C shares, and 5.19% for Class I shares.

WERE THERE OTHER FACTORS THAT HELPED OR HURT THE FUND'S PERFORMANCE?

The Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. By October 31, 2005, these tightening moves had helped push net yields on Class A shares above 5%--up about two percentage points from their level a year earlier. Rising interest rates and the corresponding increases in Fund yields resulted in significant inflows during the reporting period. Unfortunately, primary-issuance volume in the loan market was modest, credit quality was inconsistent, and secondary issues traded at historically rich prices. As a result, we found it difficult to deploy new cash in securities that we felt offered appropriate relative values.

WHICH INDUSTRIES DID YOU FIND ATTRACTIVE DURING THE PERIOD?

As of October 31, 2005, the largest industry concentrations in the Fund were in utilities, health care, chemicals, and manufacturing. Among the Fund's largest industry concentrations, the Fund was overweighted versus the Credit Suisse First Boston(TM) Leveraged Loan Index in health care and consumer non-durables. The Fund was market weighted relative to the Index in utilities and underweighted in diversified media. We are comfortable with these overweighted positions because they are in sectors traditionally considered to be defensive.

WERE THERE ANY SIGNIFICANT SALES DURING THE 12-MONTH REPORTING PERIOD?

The Fund exited its entire position in Refco Group on October 14, 2005. Refco Group was one of the largest global clearing services for exchange-traded derivatives and a major provider of prime brokerage services in fixed-income and foreign-exchange markets. After an October 10, 2005, announcement that an internal review had uncovered accounting irregularities, the company's CEO was relieved of his position and charged by regulators with securities fraud. In the absence of reliable accounting data for the period from 2002 to 2005, the company lost clients and liquidity, which brought the company's viability into question.

Ratings for the company's bank loans were downgraded, and the company's bank loan and bond prices dropped sharply before fluctuating in a discounted range. Since we believed the company's recovery prospects were to be impaired, when loan prices briefly rallied, we exited the Fund's position in Refco Group. The sale detracted from the Fund's performance.


6. For full information and disclosure about Fund performance see page 92.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


INFORMATION ABOUT MAINSTAY FLOATING RATE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.MAINSTAYfunds.com     97

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM INVESTMENTS (86.6%)+
CORPORATE BOND (0.4%)
------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
Qwest Corp.
  7.12%, due 6/15/13 (a)(b)                         $ 3,000,000   $  3,165,000
                                                                  ------------
Total Corporate Bond
  (Cost $3,007,223)                                                  3,165,000
                                                                  ------------
FOREIGN CORPORATE BOND (0.1%)
------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Intelsat Bermuda Ltd.
  8.70%, due 1/15/12 (a)(b)                           1,000,000      1,012,500
                                                                  ------------
Total Foreign Corporate Bond
  (Cost $1,000,000)                                                  1,012,500
                                                                  ------------

FLOATING RATE LOANS (83.5%)(C)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.7%)
Axletech International Holdings, Inc.
  Term Loan
  8.00%, due 10/21/12                                 2,000,000      2,021,666
  2nd Lien Term Loan
  12.25%, due 4/21/13                                 1,000,000      1,007,500
Hexcel Corp.
  Term Loan B
  5.563%-5.938%, due 3/1/12                           2,261,111      2,280,896
Transdigm, Inc.
  Term Loan
  6.185%, due 7/22/10                                 2,460,038      2,491,814
Vought Aircraft Industries, Inc. Term Loan
  6.59%, due 12/22/11                                 4,468,235      4,502,864
                                                                  ------------
                                                                    12,304,740
                                                                  ------------
ALUMINUM (0.4%)
Novelis, Inc.
  CAD Term Loan
  5.46%, due 1/9/12                                   1,141,124      1,152,358
U.S. Term Loan
  5.46%, due 1/9/12                                   1,981,953      2,001,463
                                                                  ------------
                                                                     3,153,821
                                                                  ------------

APPAREL RETAIL (0.7%)
Eddie Bauer, Inc.
  Term Loan B
  6.71%, due 6/21/11                                  5,486,250      5,554,828
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
APPAREL, ACCESSORIES & LUXURY GOODS (1.8%)
St. John Knits International, Inc.
  Term Loan B
  6.563%, due 3/23/12                               $ 4,817,738   $  4,877,960
Visant Corp.
  Term Loan C
V    5.94%-6.188%, due 12/21/11                       6,441,881      6,536,500
William Carter Company (The)
  Term Loan
  5.65%-5.811%, due 7/14/12                           2,109,375      2,131,787
                                                                  ------------
                                                                    13,546,247
                                                                  ------------
AUTO PARTS & EQUIPMENT (2.7%)
Accuride Corp.
  Term Loan
  6.125%-6.25%, due 1/31/12                           3,124,545      3,138,606
Dayco Products LLC
  Term Loan B
  6.52%-7.18%, due 6/21/11                            2,948,964      2,974,768
HLI Operating Co., Inc.
  Term Loan
  6.76%-7.67%, due 6/3/09                             1,654,177      1,646,202
  2nd Lien Term Loan C
  8.99%-9.39%, due 6/3/10                             1,000,000        980,000
Key Automotive Group
  Term Loan B
  6.85%-8.75%, due 6/29/10                            2,868,743      2,861,571
  Term Loan C
  9.60%-9.80%, due 6/29/11                            1,826,720      1,790,186
Plastech Engineered Products, Inc.
  2nd Lien Term Loan
  11.65%, due 3/31/11                                 1,000,000        920,000
Safelite Glass Corp.
  Term Loan A
  8.52%, due 9/30/07                                    252,108        249,587
  Term Loan B
  9.02%, due 9/30/07                                    608,733        602,646
TRW Automotive, Inc.
  Tranche E Term Loan
  4.938%, due 10/31/10                                1,985,000      1,994,429
  Tranche B Term Loan
  5.25%, due 6/30/12                                  1,985,000      2,001,541

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 98   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (CONTINUED)
United Components, Inc.
  Term Loan C
  6.26%, due 6/30/10                                $ 1,048,833   $  1,061,944
                                                                  ------------
                                                                    20,221,480
                                                                  ------------
BROADCASTING & CABLE TV (6.3%)
Atlantic Broadband Finance LLC
  Term Loan B
  6.52%, due 9/1/11                                   3,000,000      3,045,000
Bragg Communications Inc.
  Term Loan B
  5.86%, due 8/31/11                                  2,970,000      3,007,125
Charter Communications Operating LLC
  Term Loan A
  7.25%, due 4/27/10                                  1,997,517      1,993,356
  Term Loan B
  7.42%-7.50%, due 4/7/11                             4,936,313      4,946,185
DirectTV Holdings LLC
  Term Loan B
  5.386%-5.47%, due 4/13/13                           4,333,333      4,367,640
Emmis Operating Co.
  Term Loan B
  5.72%, due 11/10/11                                 2,977,500      2,994,993
Entravision Communications Corp.
  Term Loan
  5.55%, due 3/29/13                                  2,500,000      2,517,970
Insight Midwest Holdings LLC
  Term Loan C
  6.0625%, due 12/31/09                               1,969,925      1,995,780
MCC Iowa LLC
  Term Loan A
  5.12%-5.54%, due 3/31/10                            2,770,408      2,764,637
  Term Loan C
  5.87%-6.23%, due 2/1/14                             1,949,399      1,976,203
Nexstar Broadcasting, Inc.
  Mission Term Loan B
  5.77%, due 10/1/12                                  3,405,352      3,422,379
  Nexstar Term Loan B
  5.77%, due 10/1/12                                  3,466,479      3,483,811
Olympus Cable Holdings, Inc.
  Term Loan B
  8.75%, due 9/30/10                                  3,000,000      2,968,929
Rainbow National Services LLC
  Term Loan B
  6.625%, due 3/31/12                                   995,000      1,002,462

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BROADCASTING & CABLE TV (CONTINUED)
UPC Broadband Holding B.V.
  Term Loan F2
  6.69%, due 12/31/11                               $ 4,000,000   $  4,043,000
  Term Loan H2
  6.554%, due 9/30/12                                 2,000,000      2,015,416
                                                                  ------------
                                                                    46,544,886
                                                                  ------------
BUILDING PRODUCTS (0.9%)
Nortek, Inc.
  Term Loan
  5.91%-8.00%, due 8/27/11                            2,959,950      2,988,069
Stile Acquisition Corp.
  Canadian Term Loan
  6.02%-6.206%, due 4/6/13                            1,988,306      1,980,172
  U.S. Term Loan
  6.02%-6.206%, due 4/6/13                            1,991,694      1,983,546
                                                                  ------------
                                                                     6,951,787
                                                                  ------------
CASINOS & GAMING (2.0%)
Boyd Gaming Corp.
  Term Loan
  5.52%-5.70%, due 6/30/11                            3,451,300      3,487,970
Penn National Gaming, Inc.
  Term Loan B
  5.89%-6.22%, due 10/3/12                            4,000,000      4,046,252
Resorts International Holdings LLC
  Term Loan B
  6.53%, due 4/26/12                                    979,331        978,841
  2nd Lien Term Loan
  10.27%, due 4/26/13                                   500,000        493,437
Venetian Casino Resort, LLC/ Las Vegas Sands, Inc
  Delayed Draw Term
  5.77%, due 6/15/11                                  1,025,641      1,033,013
  Term Loan B
  5.77%-7.50%, due 6/15/11                            4,974,359      5,010,115
                                                                  ------------
                                                                    15,049,628
                                                                  ------------
COMMODITY CHEMICALS (0.6%)
Huntsman International LLC
  Term B Dollar Facility
  5.72%, due 8/16/12                                  4,515,402      4,536,367
                                                                  ------------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.6%)
Agco Corp.
  Term Loan
  5.77%, due 3/31/08                                  1,329,436      1,346,884

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 99

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (CONTINUED)
Terex Corp.
  Term Loan
  6.33%-6.416%, due 7/3/09                          $ 3,104,253   $  3,137,235
                                                                  ------------
                                                                     4,484,119
                                                                  ------------
CONSTRUCTION MATERIALS (0.5%)
St. Marys Cement, Inc.
  Term Loan B
  6.02%, due 12/4/09                                  3,959,723      4,009,219
                                                                  ------------
DEPARTMENT STORES (0.9%)
Neiman Marcus Group, Inc. (The)
  Term Loan B
  6.475%, due 4/6/13                                  6,500,000      6,528,438

DISTILLERS & VINTNERS (0.9%)
Constellation Brands, Inc.
  Term Loan B
V    5.438%-5.75%, due 11/30/11                       6,751,458      6,818,129
                                                                  ------------

DIVERSIFIED CHEMICALS (0.9%)
BCP Crystal US Holdings Corp.
  Credit Linked Deposit
  6.313%, due 4/6/11                                  4,430,205      4,492,967
Brenntag
  Term Loan B2
  6.81%, due 2/27/12                                  2,000,000      2,004,500
                                                                  ------------
                                                                     6,497,467
                                                                  ------------
DIVERSIFIED COMMERCIAL SERVICES (0.5%)
Coinstar, Inc.
  Term Loan
  6.10%, due 7/7/11                                   1,237,716      1,259,376
Pike Electric, Inc.
  Term Loan B
  6.188%, due 7/1/12                                  1,822,868      1,841,096
  Term Loan C
  6.25%, due 12/10/12                                   691,755        698,672
                                                                  ------------
                                                                     3,799,144
                                                                  ------------
DIVERSIFIED METALS & MINING (1.4%)
Foundation PA Coal Corp.
  Term Loan B
  5.66%-6.16%, due 7/30/11                            3,106,383      3,153,842
Murray Energy Corp.
  Term Loan B
  6.86%, due 1/28/10                                  1,990,000      1,997,463
  2nd Lien Term Loan
  11.625%, due 1/28/11                                  497,500        522,375

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED METALS & MINING (CONTINUED)
Trout Coal Holdings LLC
  1st Lien Term Loan
  6.05%-7.09%, due 3/23/11                          $ 1,990,000   $  1,997,463
  2nd Lien Term Loan
  10.00%, due 3/23/12                                   500,000        503,750
Tube City IMS Corp.
  First Lien Term Loan C
  6.84%, due 12/31/10                                 1,985,000      1,994,925
                                                                  ------------
                                                                    10,169,818
                                                                  ------------
DRUG RETAIL (0.7%)
Jean Coutu Group, Inc. (The)
  Term Loan B
  6.375%-6.50%, due 7/30/11                           4,954,962      5,006,836
                                                                  ------------

ELECTRIC UTILITIES (0.4%)
Allegheny Energy Supply Co. LLC
  Delayed Draw Term
  5.636%-5.918%, due 3/8/11                           3,177,296      3,207,480
                                                                  ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.9%)
Polypore, Inc.
  Term Loan
V    6.34%, due 11/12/11                              6,635,946      6,627,100
                                                                  ------------

ELECTRONIC EQUIPMENT MANUFACTURERS (0.7%)
Invensys International Holdings Ltd.
  A Bonding Facility
  6.762%, due 3/5/09                                    972,960        987,554
  Term Loan B1
  7.791%, due 9/4/09                                  2,439,118      2,457,411
  2nd Lien Term Loan
  8.529%, due 12/5/09                                 2,000,000      2,022,500
                                                                  ------------
                                                                     5,467,465
                                                                  ------------
ENVIRONMENTAL SERVICES (0.9%)
Allied Waste Industries, Inc.
  Term Loan
  5.52%-6.09%, due 1/15/12                            5,481,148      5,506,685
  Tranche A
  4.02, due 1/15/12                                   1,337,838      1,344,341
                                                                  ------------
                                                                     6,851,026
                                                                  ------------
FOOD & STAPLES RETAILING (0.5%)
Bi-Lo LLC
  Term Loan
  7.80%-8.081%, due 6/30/11                           3,500,000      3,504,375
                                                                  ------------

 100   MainStay Value Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
FOREST PRODUCTS (0.5%)
Boise Cascade LLC
  Term Loan D
  5.781%-5.843%, due 10/28/11                       $   995,382   $  1,008,101
                                                                  ------------
RLC Industries Co.
  Term Loan B
  5.52%, due 2/24/10                                  2,941,166      2,952,195
                                                                  ------------
                                                                     3,960,296
                                                                  ------------
HEALTH CARE EQUIPMENT (0.9%)
Accellent Corp. (Medical Device)
  Term Loan C
  6.331%, due 6/30/10                                 2,962,500      2,968,055
Sunrise Medical Holdings, Inc.
  Term Loan B1
  7.063%-7.438%, due 5/13/10                          3,862,202      3,862,202
                                                                  ------------
                                                                     6,830,257
                                                                  ------------
HEALTH CARE FACILITIES (3.1%)
Community Health Systems, Inc.
  Term Loan
  5.61%, due 8/19/11                                  4,954,962      5,013,803
Healthsouth Corp.
  Term Loan
  6.53%, due 6/14/07                                  2,356,594      2,363,958
  Tranche B LC Commitment
  3.555%, due 3/21/10                                   637,500        639,492
  Term Loan 1
  8.97%, due 6/15/10                                  2,000,000      2,003,334
Lifepoint Hospitals, Inc.
  Term Loan B
  5.435%, due 4/15/12                                 4,056,097      4,076,378
Select Medical Corp.
  Term Loan B
  5.57%-7.50%, due 2/24/12                            5,970,000      5,969,170
Vanguard Health Holding Co., LLC
  Replacement Term
  6.211%, due 9/23/11                                 2,940,000      2,976,750
                                                                  ------------
                                                                    23,042,885
                                                                  ------------
HEALTH CARE SERVICES (5.5%)
Alliance Imaging, Inc.
  Tranche C1 Term Loan
V    6.125%-6.50%, due 12/29/11                       6,921,154      6,984,600
AMR HoldCo., Inc./Emcare HoldCo., Inc.
  Term Loan
  5.66%-8.00%, due 2/10/12                            4,975,000      5,006,094

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HEALTH CARE SERVICES (CONTINUED)
Aveta Holdings LLC
  Term Loan B
  7.46%, due 8/22/11                                $ 4,000,000   $  3,990,000
Concentra Operating Corp.
  Term Loan
V    6.05%, due 9/30/11                               6,514,457      6,583,673
DaVita, Inc.
  Term Loan B
V    6.25%-6.54%, due 10/5/12                         6,725,490      6,817,966
Pacificare Health Systems, Inc.
  Tranche B Term Loan
  5.375%, due 12/13/10                                3,000,000      3,003,126
Rural Metro Operating Co. LLC
  LC Facility Deposits
  3.74%, due 3/4/11                                     411,765        417,941
  Term Loan
  6.038%, due 3/4/11                                  1,423,529      1,444,882
US Oncology, Inc.
  Term Loan B
  6.438%-6.95%, due 8/20/11                           3,972,052      4,031,633
VWR International, Inc.
  Term Loan B
  6.69%, due 4/7/11                                   2,746,000      2,779,468
                                                                  ------------
                                                                    41,059,383
                                                                  ------------
HOME FURNISHINGS (1.8%)
Berkline/Benchcraft Holdings LLC
  Term Loan B
  7.02%, due 11/3/11                                  3,128,125      3,065,563
  2nd Lien Term Loan
  12.054%, due 5/3/12                                   750,000        675,000
National Bedding Co. LLC
  1st Lien Term Loan
  5.82%-6.15%, due 8/31/11                            2,992,500      3,005,592
  2nd Lien Term Loan
  8.938%-9.168%, due 8/31/12                          1,000,000        985,000
Sealy Mattress Co.
  Tranche D Term Loan
  5.62%-7.25%, due 4/6/12                             2,204,488      2,220,334
Simmons Co.
  Term Loan C
  5.75%-6.438%, due 12/19/11                          1,397,162      1,409,970
  Term Loan
  7.00%, due 6/19/12                                  2,000,000      1,965,834
                                                                  ------------
                                                                    13,327,293
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 101

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (3.1%)
AMSCAN Holdings, Inc.
  Term Loan
  6.56%-6.89%, due 4/30/12                          $ 5,547,864   $  5,561,734
JohnsonDiversey, Inc.
  Tranche B Term Loan
V    5.46%, due 11/3/09                               6,588,702      6,644,297
Solo Cup Co.
  Term Loan B1
  6.36%-6.52%, due 2/27/11                            6,176,149      6,190,045
Spectrum Brand Corp.
  Term Loan
  5.79%-6.11%, due 2/6/12                             4,975,000      5,001,950
                                                                  ------------
                                                                    23,398,026
                                                                  ------------
HOUSEWARES & SPECIALTIES (0.7%)
Jarden Corp.
  Term Loan
  6.02%, due 1/24/12                                  4,974,944      5,008,704
                                                                  ------------

INDUSTRIAL CONGLOMERATES (0.5%)
Walter Industries, Inc.
  Term Loan
  5.86%-6.22%, due 10/3/12                            4,000,000      4,047,500
                                                                  ------------

INDUSTRIAL MACHINERY (1.1%)
Flowserve Corp.
  Term Loan B
  5.813%, due 8/10/12                                 1,500,000      1,519,220
Gleason Corp.
  1st Lien U.S. Term Loan
  6.591%-6.966%, due 7/27/11                            924,959        934,209
  2nd Lien Eurodollar Term Loan
  9.42%, due 1/31/12 (e)                              1,990,000      2,019,850
Mueller Industries, Inc.
  Term Loan B
  6.21%-6.493%, due 10/3/12                           3,878,941      3,928,813
                                                                  ------------
                                                                     8,402,092
                                                                  ------------
INTERNET RETAIL (0.2%)
FTD.com, Inc.
  Term Loan
  6.188%, due 2/28/11                                 1,604,727      1,622,781
                                                                  ------------

LEISURE FACILITIES (0.7%)
Six Flags Theme Parks, Inc.
  Term Loan B
  6.50%-6.84%, due 6/30/09                            5,330,897      5,379,446
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LEISURE PRODUCTS (0.3%)
Fender Musical Instruments Corp.
  1st Lien Term Loan B
  6.31%-6.47%, due 3/30/12                          $   995,000   $    999,975
  2nd Lien Term Loan
  8.72%, due 10/1/12                                  1,000,000      1,005,000
                                                                  ------------
                                                                     2,004,975
                                                                  ------------
METAL & GLASS CONTAINERS (3.0%)
Berry Plastics Corp.
  Term Loan C
  5.855%, due 12/2/11                                 2,992,500      3,024,669
BWAY Corp.
  Term Loan
  6.313%, due 6/30/11                                 3,552,744      3,597,153
Graham Packaging Holdings Co.
  Term Loan B
  6.375%-6.625%, due 10/7/11                          5,458,750      5,521,870
  Second Lien Term Loan
  8.25%, due 4/7/12                                   1,000,000      1,015,833
Graphic Packaging International, Inc.
  Term Loan C
  6.19%-6.716%, due 8/8/10                            3,751,403      3,781,414
Owens-Illinois, Inc.
  Term Loan A1
  5.67%, due 4/1/07                                   2,303,388      2,316,823
  Term Loan B1
  5.78%, due 4/1/08                                   1,839,667      1,854,231
Precise Technology, Inc.
  1st Lien Term Loan
  7.063%, due 3/22/11                                   871,846        873,481
                                                                  ------------
                                                                    21,985,474
                                                                  ------------
MOVIES & ENTERTAINMENT (3.2%)
Cinram International, Inc. Tranche D Advances
  6.12%, due 9/30/09                                  4,000,000      4,035,000
Loews Cineplex Entertainment Corp.
  Closing Date Term Loan
  5.97%-6.35%, due 7/30/11                            2,954,405      2,963,637
Metro-Goldwyn-Mayer Studios, Inc.
  Term Loan A
  6.27%, due 4/8/11                                   2,000,000      2,014,444
  Tranche B
  Term Loan
  6.27%, due 4/8/12                                   6,000,000      6,047,250
Regal Cinemas Corp.
  Term Loan
  6.02%, due 11/10/10                                 3,885,091      3,922,120

 102   MainStay Value Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
MOVIES & ENTERTAINMENT (CONTINUED)
WMG Acquisition Corp.
  Term Loan
  5.52%-6.371%, due 2/28/11                         $ 4,944,528   $  4,989,855
                                                                  ------------
                                                                    23,972,306
                                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (5.5%)
AES Corp.
  Term Loan
  5.07%-5.69%, due 4/30/08                            2,000,000      2,023,500
Calpine Generating Co. LLC
  First Lien Term Loan
  7.61%, due 4/1/09                                   5,000,000      5,125,000
Cogentrix Delaware Holdings, Inc.
  Term Loan
  5.78%, due 4/14/12                                  2,330,146      2,355,388
Coleto Creek WLE, LP
  Term Loan C
  7.493%, due 6/30/12                                   500,000        510,000
Covanta Energy Corp.
  Funded Letter of Credit
  3.85%-3.89%, due 6/24/12                            2,764,228      2,797,053
  Term Loan
  6.96%, due 6/24/12                                  2,230,183      2,256,666
KGen LLC
  Tranche A Term Loan
  6.645%, due 8/5/11                                  4,975,000      4,950,125
Midwest Generation LLC
  Term Loan B
  6.05%-6.22%, due 4/27/11                            2,297,746      2,321,443
NRG Energy, Inc.
  Credit Linked Deposit
  3.92%, due 12/24/11                                 2,844,982      2,856,243
  Term Loan
  5.895%, due 12/24/11                                3,630,400      3,644,770
Reliant Energy Inc.
  Term Loan
V    6.089%-6.426%, due 4/30/10                       6,947,500      6,962,388
Texas Genco LLC
  Delayed Draw Term Loan B
  5.87%-5.946%, due 12/14/11                          1,454,231      1,457,640
  Initial Term Loan
  5.87%-6.02%, due 12/14/11                           3,511,923      3,520,155
                                                                  ------------
                                                                    40,780,371
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OFFICE SERVICES AND SUPPLIES (2.3%)
American Reprographics Company LLC
  First Lien Term Loan
  5.524%-5.64%, due 6/18/09                         $ 2,196,857   $  2,207,842
Fidelity National Information Solutions, Inc.
  Term Loan B
  5.685%, due 3/9/13                                  6,177,500      6,196,255
Language Line LLC
  Term Loan B
  8.37%-8.45%, due 6/10/11                            2,254,437      2,267,400
Relizon Co. (The)
  Incremental Tranche B-1
  6.82%, due 2/20/11                                     71,468         71,646
  Term Loan B
  6.82%, due 2/20/11                                    654,701        656,338
Sungard Data Systems, Inc.
  Term Loan
  6.28%, due 2/11/13                                  5,985,000      6,033,287
                                                                  ------------
                                                                    17,432,768
                                                                  ------------
OIL & GAS EQUIPMENT & SERVICES (0.7%)
Dresser Rand Group, Inc.
  Term Loan B
  5.938%-6.134%, due 10/29/11                           845,152        857,830
Dresser, Inc.
  Term Loan C
  6.59%, due 4/10/09                                  1,853,659      1,867,561
Universal Compression, Inc.
  Term Loan
  5.00%-5.59%, due 2/15/12                            2,290,000      2,312,186
                                                                  ------------
                                                                     5,037,577
                                                                  ------------
OIL & GAS EXPLORATION & PRODUCTION (1.5%)
Kerr-McGee Corp.
  Tranche X Term Loan
  6.26%, due 5/24/07                                  5,950,000      5,956,372
LB Pacific, L.P.
  Term Loan
  6.61%-6.95%, due 3/3/12                             1,990,000      2,022,338

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 103

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION (CONTINUED)
Quest Cherokee LLC
  Letter of Credit
  8.725%, due 12/31/08                              $   222,222   $    221,944
  Term Loan B
  8.61%, due 7/22/10                                  1,760,000      1,757,800
Targa Resources, Inc.
  Term Loan
  6.34%, due 10/31/12                                 1,000,000      1,003,125
                                                                  ------------
                                                                    10,961,579
                                                                  ------------
OIL & GAS REFINING & MARKETING & TRANSPORTATION (0.8%)
EPCO Holdings, Inc.
  Institutional Term Loan
  6.247%-6.603%, due 8/18/10                          2,000,000      2,025,000
Lyondell-Citgo Refining L.P.
  Term Loan
  5.51%, due 5/21/07                                  2,468,750      2,493,438
Williams Production RMT Co.
  Term Loan C
  6.20%, due 5/30/08                                  1,378,398      1,394,767
                                                                  ------------
                                                                     5,913,205
                                                                  ------------
PACKAGED FOODS & MEATS (2.8%)
American Seafoods Group LLC
  Tranche B-1 Term Loan
  5.84%, due 9/30/12 (d)                                333,148        337,767
Chiquita Brands LLC
  Term Loan B
  6.57%, due 6/28/12                                  2,242,500      2,277,539
Dole Food Co., Inc.
  Term Loan B
  5.313%-7.25%, due 4/18/12                           2,928,036      2,949,265
Michael Foods, Inc.
  Term Loan B
  5.09%-6.281%, due 11/21/10                          2,464,429      2,499,855
Nellson Nutraceutical, Inc.
  First Lien Term Loan
  10.75%, due 10/4/09                                   911,541        881,916
OSI Group LLC
  Dutch Term Loan
  6.02%, due 9/2/11                                   1,100,000      1,111,916
  German Term Loan
  6.02%, due 9/2/11                                     880,000        889,533
  U.S. Term Loan
  6.02%, due 9/2/11                                   1,980,000      2,001,449

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PACKAGED FOODS & MEATS (CONTINUED)
Pinnacle Foods Holdings Corp.
  Term Loan
  6.37%-7.31%, due 11/25/10                         $ 4,775,568   $  4,827,804
Reddy Ice Group, Inc.
  Term Loan
  5.865%, due 8/12/12                                 3,000,000      3,026,250
                                                                  ------------
                                                                    20,803,294
                                                                  ------------
PAPER PACKAGING (0.4%)
Smurfit-Stone Container Enterprises, Inc.
  Deposit Fund Commitment
  3.34%, due 11/1/10                                    261,990        264,719
  Term Loan B
  5.563%-5.875%, due 11/1/11                          2,078,069      2,099,716
  Term Loan C
  5.875%, due 11/1/11                                   639,406        646,067
                                                                  ------------
                                                                     3,010,502
                                                                  ------------
PAPER PRODUCTS (0.4%)
Appleton Papers, Inc.
  Term Loan
  5.73%-6.33%, due 6/11/10                            2,782,758      2,810,585
                                                                  ------------

PERSONAL PRODUCTS (0.4%)
Aearo Corp.
  Initial Term Loan
  6.563%, due 4/7/11                                  2,955,000      2,977,163
                                                                  ------------

PHARMACEUTICALS (0.6%)
Warner Chilcott Corp.
  Tranche D Term Loan
  1.375%, due 1/18/12                                   505,571        508,593
  Tranche C Term Loan
  6.20%, due 1/18/12                                  1,094,377      1,097,503
  Tranche B Term Loan
  6.46%-6.77%, due 1/18/12                            2,715,904      2,723,979
                                                                  ------------
                                                                     4,330,075
                                                                  ------------
PUBLISHING (3.0%)
Dex Media East LLC
  Term Loan B
  5.50%-5.93%, due 5/8/09                             1,708,117      1,713,989
Dex Media West LLC
  Term Loan B
  5.49%-5.96%, due 3/9/10                             2,916,048      2,926,578
Freedom Communications Holdings, Inc.
  Term Loan B
  5.37%-5.53%, due 5/1/13                             2,616,831      2,633,841

 104   MainStay Value Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
PUBLISHING (CONTINUED)
xHanley Wood LLC
  Closing Date Term Loan
  6.02%-6.33%, due 12/31/06                         $ 3,576,159   $  3,579,491
Morris Publishing Group LLC
  Term Loan A
  5.563%, due 9/30/10                                 1,004,348      1,013,136
  Term Loan C
  5.81%, due 3/31/11                                  1,941,848      1,941,848
Network Communications, Inc.
  Term Loan B
  6.25%-6.69%, due 6/30/11                            2,858,596      2,858,596
New Publishing Acquisition, Inc.
  Term Loan
  6.03%, due 8/5/12                                   2,500,000      2,362,500
R.H. Donnelley, Inc.
  Tranche A-3 Term Loan
  5.78%-5.92%, due 12/31/09                             869,762        873,386
  Tranche D Term Loan
  5.52%-5.86%, due 6/30/11                            2,602,293      2,615,304
                                                                  ------------
                                                                    22,518,669
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (2.7%)
General Growth Properties, Inc.
  Term Loan A
  5.61%, due 11/12/07                                 4,481,319      4,498,124
  Term Loan B
  6.09%, due 11/12/08                                 1,987,182      2,008,047
Macerich Partnership L.P.
  Interim Term Loan
  5.663%, due 4/25/06                                 4,285,385      4,285,385
  Term Loan
  5.625%, due 4/26/10                                 3,500,000      3,515,313
Maguire Properties L.P.
  Term Loan B
  5.64%, due 3/15/10                                  5,533,333      5,584,057
                                                                  ------------
                                                                    19,890,926
                                                                  ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
CB Richard Ellis Services, Inc.
  Term Loan
  5.475%-6.342%, due 3/31/10                          4,188,030      4,219,440
Lion Gables GP Realty L.P.
  Term Loan
  5.63%, due 9/30/06                                  2,812,105      2,823,354
LNR Property Group
  Term Loan B
  6.71%-6.89%, due 2/3/08                             2,959,940      2,974,740
                                                                  ------------
                                                                    10,017,534
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
RESTAURANTS (0.3%)
Buffets, Inc.
  Term Loan
  7.16%, due 6/28/09                                $ 2,174,101   $  2,184,972
Domino's, Inc.
  Term Loan
  5.813%, due 6/25/10                                    58,478         59,380
                                                                  ------------
                                                                     2,244,352
                                                                  ------------
SOFT DRINKS (0.8%)
Culligan International Co.
  Term Loan
  6.47%, due 9/30/11                                  1,958,316      1,978,716
Dr. Pepper/Seven Up Bottling Group, Inc.
  Tranche B Term Loan
  5.86%-6.181%, due 12/19/10                          4,256,361      4,311,693
                                                                  ------------
                                                                     6,290,409
                                                                  ------------
SPECIALTY CHEMICALS (3.3%)
Basell AF S.A.R.L
  Facility B2 US
  6.581%, due 8/1/13                                    833,333        845,660
  Facility B4 US
  6.581%, due 8/1/13                                    166,667        169,063
  Facility C2 US
  7.243%, due 8/1/14                                    833,333        846,702
  Facility C4 US
  7.243, due 8/1/14                                     166,667        169,271
Gentek, Inc.
  1st Lien Term Loan
  6.37%-6.76%, due 2/28/11                            2,870,298      2,880,344
  2nd Lien Term Loan
  9.90%, due 2/28/12                                  1,500,000      1,470,750
Hercules, Inc.
  Term Loan B
  5.77%-5.86%, due 10/8/10                            4,508,288      4,555,625
Koch Cellulose LLC
  LC Facility Deposits
  5.36%, due 5/7/11                                     593,660        599,844
  Term Loan B
  5.77%, due 5/7/11                                   1,922,403      1,941,627
Kraton Polymers LLC
  Term Loan
  6.188%-6.625%, due 12/23/10                         1,097,220      1,112,307
Nalco Co.
  Term Loan B
  5.66%-5.96%, due 11/4/10                            1,728,881      1,753,614

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 105

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
SPECIALTY CHEMICALS (CONTINUED)
Polymer Group, Inc.
  1st Lien Term Loan
  7.25%, due 4/27/10                                $ 2,792,500   $  2,829,732
Rockwood Specialties Group, Inc.
  Tranche D Term Loan
  6.466%, due 12/10/12                                4,975,000      5,050,660
                                                                  ------------
                                                                    24,225,199
                                                                  ------------
SPECIALTY STORES (1.1%)
Advance Auto Stores, Inc.
  Term Loan B
  5.375%-5.38%, due 9/30/10                             936,767        947,891
  Tranche B Term Loan
  5.313%-5.5%, due 9/30/10                              556,154        562,758
Affinity Group, Inc.
  Term Loan B2
  7.081%, due 6/24/09                                 1,176,988      1,185,815
  Term Loan B1
  7.081%-7.126%, due 6/24/09                            470,796        474,327
Eye Care Centers of America, Inc.
  Term Loan B
  7.00%-7.09%, due 3/1/12                             4,975,000      5,006,094
                                                                  ------------
                                                                     8,176,885
                                                                  ------------
SYSTEMS SOFTWARE (0.5%)
Telcordia Technologies, Inc
  Term Loan
  6.36%, due 9/15/12                                  3,482,500      3,443,322
                                                                  ------------
TEXTILES (0.8%)
Springs Industries, Inc.
  Term Loan B
  7.063%, due 12/7/10                                 6,203,125      6,164,355
                                                                  ------------

TIRE & RUBBER (0.2%)
Goodyear Tire & Rubber Company (The)
  2nd Lien Term Loan
  7.06%, due 4/30/10                                  1,750,000      1,763,489
                                                                  ------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Ashtead Group PLC
  Term Loan
  6.063%, due 11/12/09                                5,000,000      5,041,665
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TRUCKING (0.3%)
Performance Transportation Services
  Term Loan
  8.188%, due 1/31/10                               $   840,978   $    698,012
  Credit Link Deposit
  8.27%, due 1/31/10                                    586,957        487,174
SIRVA Worldwide, Inc.
  Term Loan
  7.44%-7.58%, due 12/1/10                            1,000,000        954,500
                                                                  ------------
                                                                     2,139,686
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (1.5%)
Centennial Cellular Operating, Co. LLC
  Term Loan
  5.77%-6.45%, due 2/9/11                             4,952,381      4,974,488
Nextel Partners Operating Corp.
  Tranche D Term Loan
  5.37%, due 5/31/12                                  2,000,000      2,004,584
PanAmSat Corp.
  Term Loan A2
  5.781%, due 8/20/09                                   305,955        308,667
  Term Loan A1
  5.857%, due 8/20/09                                   585,145        590,332
  Term Loan B1
  5.857%-6.046%, due 8/22/11                          2,977,410      3,012,766
                                                                  ------------
                                                                    10,890,837
                                                                  ------------
Total Floating Rate Loans
  (Cost $621,061,035)                                              621,740,265
                                                                  ------------

FOREIGN FLOATING RATE LOANS (2.6%)(C)
------------------------------------------------------------------------------
BROADCASTING & CABLE TV (0.7%)
Canadian Cable Acquisition Co., Inc.
  Term Loan B
  7.02%, due 8/1/11                                   2,970,000      2,992,275
New Skies Satellites B.V.
  Term Loan
  6.25%-6.438%, due 5/2/11                            1,770,087      1,790,000
                                                                  ------------
                                                                     4,782,275
                                                                  ------------
DIVERSIFIED CHEMICALS (0.5%)
Invista Canada Co.
  Tranche B-2
  6.313%, due 4/29/11                                 1,021,794      1,036,695
Invista S.A.R.L
  Tranche B-1
  6.313%, due 4/29/11                                 2,355,088      2,389,432
                                                                  ------------
                                                                     3,426,127
                                                                  ------------

 106   MainStay Value Fund          The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES (0.5%)
Dollarama Group L.P.
  Term Loan B
  6.493%, due 11/18/11                              $ 3,970,000   $  4,029,550
                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Intelsat Bermuda Ltd.
  Term Loan
V    5.813%, due 7/28/11                              6,947,500      7,002,503
                                                                  ------------
Total Foreign Floating Rate Loans
  (Cost $19,170,098)                                                19,240,455
                                                                  ------------
Total Long-Term Investments
  (Cost $644,238,356)                                              645,158,220
                                                                  ------------

SHORT-TERM INVESTMENTS (12.2%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (7.8%)
Becton Dickinson & Co.
  4.00%, due 11/29/05                                 3,000,000      2,990,667
General Electric Capital Corp.
  3.97%, due 12/9/05                                 10,000,000      9,958,095
Goldman Sachs Group, Inc. (The)
  4.00%, due 11/16/05                                10,000,000      9,983,333
Hershey Co. (The) (a)
  3.72%, due 11/1/05                                 10,000,000     10,000,000
Merck & Co., Inc.
  3.92%, due 11/3/05                                 10,000,000      9,997,822
National Rural Utilities Cooperative Finance Corp.
  4.01%, due 11/28/05                                10,000,000      9,969,925
Target Corp.
  3.83%, due 11/7/05                                  5,000,000      4,996,808
                                                                  ------------
Total Commercial Paper
  (Cost $57,896,650)                                                57,896,650
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL AGENCY (4.4%)
Federal Agricultural Mortgage Corp.
  3.72%, due 11/1/05                                $32,875,000   $ 32,875,000
                                                                  ------------
Total Federal Agency
  (Cost $32,875,000)                                                32,875,000
                                                                  ------------
Total Short-Term Investments
  (Cost $90,771,650)                                                90,771,650
                                                                  ------------
Total Investments
  (Cost $735,010,006) (f)                                  98.8%   735,929,870(g)
Cash and Other Assets
  Less Liabilities                                          1.2      9,297,447
                                                    -----------   ------------
Net Assets                                                100.0%  $745,227,317
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(c) Floating Rate Loans generally pay interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2005. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan (see Note 2(H)).
(d)  This security has additional commitments and contingencies. (See Note 6).
(e)  Illiquid security.
(f)  The cost for federal income tax purposes is $735,010,006.
(g) At October 31, 2005 net unrealized appreciation was $919,864, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,665,411 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,745,547.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 107

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $735,010,006)                $735,929,870
Cash                                               3,323,848
Receivables:
  Fund shares sold                                 9,957,552
  Interest                                         3,719,116
  Investment securities sold                       7,812,333
Other assets                                          65,464
                                                -------------
    Total assets                                 760,808,183
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                  7,504,710
  Fund shares redeemed                             6,026,258
  Manager                                            370,379
  NYLIFE Distributors                                295,432
  Professional                                       100,546
  Shareholder communication                           86,874
  Transfer agent                                      83,629
  Custodian                                           10,473
Accrued expenses                                      16,930
Dividend payable                                   1,085,635
                                                -------------
    Total liabilities                             15,580,866
                                                -------------
Net assets                                      $745,227,317
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $     50,642
  Class B                                              6,224
  Class C                                             16,816
  Class I                                                929
Additional paid-in capital                       748,037,763
Accumulated distributions in excess of net
  investment income                                 (410,185)
Accumulated net realized loss on investments      (3,394,736)
Net unrealized appreciation on investments           919,864
                                                -------------
Net assets                                      $745,227,317
                                                =============
CLASS A
Net assets applicable to outstanding shares     $505,726,351
                                                =============
Shares of capital stock outstanding               50,641,845
                                                =============
Net asset value per share outstanding           $       9.99
Maximum sales charge (3.00% of offering price)          0.31
                                                -------------
Maximum offering price per share outstanding    $      10.30
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 62,196,506
                                                =============
Shares of capital stock outstanding                6,224,384
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.99
                                                =============
CLASS C
Net assets applicable to outstanding shares     $168,020,656
                                                =============
Shares of capital stock outstanding               16,816,247
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.99
                                                =============
CLASS I
Net assets applicable to outstanding shares     $  9,283,804
                                                =============
Shares of capital stock outstanding                  929,302
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.99
                                                =============

 108   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $30,544,727
                                                 ------------
EXPENSES:
  Manager                                          3,542,818
  Distribution/Service--Class A                    1,015,954
  Service--Class B                                   127,726
  Service--Class C                                   321,773
  Transfer agent                                     406,464
  Distribution--Class B                              383,179
  Distribution--Class C                              965,320
  Professional                                       224,178
  Shareholder communication                          128,400
  Registration                                       111,805
  Custodian                                           79,198
  Trustees                                            48,827
  Miscellaneous                                      149,685
                                                 ------------
    Total expenses                                 7,505,327
                                                 ------------
Net investment income                             23,039,400
                                                 ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                  (3,165,728)
Net change in unrealized appreciation on
  investments                                       (271,327)
                                                 ------------
Net realized and unrealized loss on investments   (3,437,055)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $19,602,345
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 109

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2005 AND THE PERIOD MAY 3, 2004 THROUGH OCTOBER 31, 2004

                                         2005                2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  23,039,400   $  2,982,232
 Net realized loss on investments       (3,165,728)      (229,008)
 Net change in unrealized
  appreciation on investments             (271,327)     1,191,191
                                     ----------------------------
 Net increase in net assets
  resulting from operations             19,602,345      3,944,415
                                     ----------------------------

Dividends to shareholders:

 From net investment income:
   Class A                             (16,755,410)    (2,420,439)
   Class B                              (1,737,768)      (337,800)
   Class C                              (4,370,180)      (596,756)
   Class I                                (195,925)       (17,539)
                                     ----------------------------
 Total dividends to shareholders       (23,059,283)    (3,372,534)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             442,727,728    269,458,103
   Class B                              40,272,526     42,644,547
   Class C                             128,405,865     89,961,938
   Class I                               7,453,652      2,283,052
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                               9,346,235      1,301,078
   Class B                               1,400,576        269,715
   Class C                               2,808,555        384,865
   Class I                                 181,033         16,626
                                     ----------------------------
                                       632,596,170    406,319,924

                                         2005                2004

 Cost of shares redeemed:+
   Class A                           $(198,902,816)  $(16,151,177)
   Class B                             (17,441,086)    (4,759,409)
   Class C                             (48,255,192)    (4,669,150)
   Class I                                (620,570)        (4,320)
                                     ----------------------------
                                      (265,219,664)   (25,584,056)
    Increase in net assets derived
     from capital share
     transactions                      367,376,506    380,735,868
                                     ----------------------------
    Net increase in net assets         363,919,568    381,307,749

NET ASSETS:
Beginning of period                    381,307,749             --
                                     ----------------------------
End of period                        $ 745,227,317   $381,307,749
                                     ============================
Accumulated distribution in excess
 of net investment income at end of
 period                              $    (410,185)  $   (374,165)
                                     ============================

+ Cost of shares redeemed net of redemption fee of $28,546 for the year ended
  October 31, 2005 and $47,683 for the year ended October 31, 2004.

 110   MainStay Floating Rate Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 CLASS A                           CLASS B
                                                       ----------------------------      ----------------------------
                                                                          MAY 3,                            MAY 3,
                                                          YEAR             2004*            YEAR             2004*
                                                          ENDED           THROUGH           ENDED           THROUGH
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                          2005             2004             2005             2004
Net asset value at beginning of period                  $  10.03         $  10.00          $ 10.03          $ 10.00
                                                       -----------      -----------      -----------      -----------
Net investment income (a)                                   0.40             0.14             0.33             0.10
Net realized and unrealized gain (loss) on
  investments                                              (0.03)            0.04            (0.04)            0.04
                                                       -----------      -----------      -----------      -----------
Total from investment operations                            0.37             0.18             0.29             0.14
                                                       -----------      -----------      -----------      -----------
Less dividends:
  From net investment income                               (0.41)           (0.15)           (0.33)           (0.11)
                                                       -----------      -----------      -----------      -----------
Redemption fee                                              0.00(b)          0.00(b)          0.00(b)          0.00(b)
                                                       -----------      -----------      -----------      -----------
Net asset value at end of period                        $   9.99         $  10.03          $  9.99          $ 10.03
                                                       ===========      ===========      ===========      ===========
Total investment return (c)                                 3.72%            1.79%(d)         2.95%            1.41%(d)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                   4.11%            2.83%+           3.36%            2.08%+
    Net expenses                                            1.04%            1.07%+           1.79%            1.82%+
    Expenses (before reimbursement)                         1.04%            1.07%+           1.79%            1.82%+
Portfolio turnover rate                                       13%               3%              13%               3%
Net assets at end of period (in 000's)                  $505,726         $254,969          $62,196          $38,233

                                                                 CLASS C                           CLASS I
                                                       ----------------------------      ----------------------------
                                                                          MAY 3,                            MAY 3,
                                                          YEAR             2004*            YEAR             2004*
                                                          ENDED           THROUGH           ENDED           THROUGH
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                          2005             2004             2005             2004
Net asset value at beginning of period                  $  10.03          $ 10.00          $10.03           $10.00
                                                       -----------      -----------      -----------      -----------
Net investment income (a)                                   0.33             0.10            0.43             0.15
Net realized and unrealized gain (loss) on
  investments                                              (0.04)            0.04           (0.04)            0.04
                                                       -----------      -----------      -----------      -----------
Total from investment operations                            0.29             0.14            0.39             0.19
                                                       -----------      -----------      -----------      -----------
Less dividends:
  From net investment income                               (0.33)           (0.11)          (0.43)           (0.16)
                                                       -----------      -----------      -----------      -----------
Redemption fee                                              0.00(b)          0.00(b)         0.00(b)          0.00(b)
                                                       -----------      -----------      -----------      -----------
Net asset value at end of period                        $   9.99          $ 10.03          $ 9.99           $10.03
                                                       ===========      ===========      ===========      ===========
Total investment return (c)                                 2.94%            1.41%(d)        3.98%            1.92%(d)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                   3.36%            2.08%+          4.36%            3.08%+
    Net expenses                                            1.79%            1.82%+          0.79%            0.82%+
    Expenses (before reimbursement)                         1.79%            1.82%+          0.79%            0.82%+
Portfolio turnover rate                                       13%               3%             13%               3%
Net assets at end of period (in 000's)                  $168,021          $85,807          $9,284           $2,298

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 111

MAINSTAY INDEXED BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -2.62%  4.83%   5.11%
Excluding sales charges   0.39   5.47    5.43

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
10/31/95                                                                    9700                              10000
                                                                           10142                              10589
                                                                           10966                              11524
                                                                           11900                              12607
                                                                           11788                              12669
                                                                           12613                              13590
                                                                           14274                              15576
                                                                           15082                              16472
                                                                           15642                              17294
                                                                           16397                              18280
10/31/05                                                                   16460                              18507

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         0.82%  5.75%   5.69%

(PERFORMANCE GRAPH)

                                                                                                    CITIGROUP BROAD INVESTMENT
                                                                 MAINSTAY INDEXED BOND FUND              GRADE BOND INDEX
                                                                 --------------------------         --------------------------
10/31/95                                                                   10000                              10000
                                                                           10480                              10589
                                                                           11358                              11524
                                                                           12353                              12607
                                                                           12257                              12669
                                                                           13148                              13590
                                                                           14915                              15576
                                                                           15798                              16472
                                                                           16425                              17294
                                                                           17249                              18280
10/31/05                                                                   17389                              18507

                                                    ONE    FIVE     TEN
BENCHMARK PERFORMANCE                               YEAR   YEARS   YEARS

Citigroup Broad Investment Grade Bond Index(1)      1.24%  6.37%   6.35%
Average Lipper general U.S. government fund(2)      0.60   5.01    5.13

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.
1. The Citigroup Broad Investment Grade Bond Index--the BIG Index--is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. The BIG Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 112   MainStay Indexed Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INDEXED BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                        $1,000.00         $  997.60            $4.03            $1,021.00             $4.08
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,000.50            $2.32            $1,022.70             $2.35
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.80% for Class A, and 0.46% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                   www.MAINSTAYfunds.com     113

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                73.7
Corporate Bonds                                                                   18.6
Short-Term Investments (collateral from securities lending                        17.6
  is 15.6%)
Foreign Bonds                                                                      3.3
Yankee Bonds                                                                       1.3
Asset-Backed Securities                                                              1
Liabilities in Excess of Cash and Other Assets                                   (15.5)

See Portfolio of Investments on page 117 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note 3.375%, due 2/15/08
 2.  United States Treasury Note 4.25%, due 8/15/15
 3.  United States Treasury Note 3.75%, due 3/31/07
 4.  United States Treasury Note 3.75%, due 5/15/08
 5.  United States Treasury Note 4.125%, due 8/15/08
 6.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Securities) 5.50%, due 7/1/35
 7.  United States Treasury Bond 5.375%, due 2/15/31
 8.  United States Treasury Note 3.125%, due 5/15/07
 9.  United States Treasury Note 4.00%, due 2/15/14
10.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Securities) 4.50%, due 8/1/20

 114   MainStay Indexed Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Paul Cunningham and Donald F. Serek of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its total assets in fixed-income securities in the Citigroup Broad Investment Grade Bond Index (the "BIG Index"),(1) including investment grade corporate bonds, U.S. dollar-denominated securities of foreign issuers, U.S. Treasury or agency issues, mortgage-related securities, and other securities. In implementing this strategy, we employ a specialized method to track the performance of the BIG Index. Using this method the Fund invests in fixed-income securities that, in the aggregate, are expected to mirror the performance of the BIG Index.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE INVESTMENT-GRADE BOND MARKET AND THE FUND DURING THE 12-MONTH REPORTING PERIOD?

Bond prices fluctuated during the reporting period in response to the changing outlook for the U.S. econ-omy and inflation. As expected, when the economy appeared to be strengthening or when inflation appeared to be accelerating, interest rates rose and bond prices fell. (Interest rates and bond prices tend to move in opposite directions.) On the other hand, when the economic recovery appeared to be losing momentum or when inflation appeared to be decelerating, interest rates declined and bond prices rose.

During the reporting period, the Federal Open Market Committee raised the targeted federal funds rate eight times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Those rate hikes brought the federal funds target rate from 1.75% to 3.75%. As the Federal Reserve moved to raise interest rates, the difference between short- and long-term interest rates narrowed and the yield curve flattened. From November 1, 2004, through October 31, 2005, the yield on the two-year Treasury note increased 179 basis points to 4.37% and the 10-year Treasury yield rose 48 basis points to 4.55%. Over the same period, the yield on 30-year Treasurys declined eight basis points to 4.75%.(2)

HOW DID YOU POSITION THE FUND DURING THE PERIOD?

As always, the Fund seeks to track the total-return performance of the BIG Index. Since the Fund does not hold every security in the Index, however, the Fund's performance will vary from that of the Index. Aside from activity to accommodate new investments and share redemptions, most of the Fund's investment activity during the reporting period was intended to reduce excess exposure of the Fund relative to the benchmark.

HOW DID THE FUND PERFORM RELATIVE TO THE BIG INDEX?

The Fund's results and those of its benchmark are provided on page 112. Excluding all sales charges, both share classes of the Fund underperformed the BIG Index for the 12 months ended October 31, 2005. Since the Fund incurs expenses that an un-managed index does not, there will be times when the Fund's performance will lag the performance of the Index.

HOW DID THE VARIOUS SECTORS OF THE BIG INDEX PERFORM?

Treasurys, agencies, mortgage issues, and corporate bonds are the largest segments of BIG Index. Among these segments, mortgage issues had the highest return for the 12 months ended October 31, 2005, followed by agencies, corporate bonds, and Treasurys. Among Treasurys and agencies, the flattening yield curve caused longer-duration securities to outperform short-duration issues.


Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, interest rate, and maturities risk and can lose principal value when interest rates rise. The Fund may experience a turnover rate of 100%, which may generate short-term capital gains, which are taxable to the shareholder.
1. See footnote on page 112 for more information on the Citigroup Broad Investment Grade Bond Index.
2. Source: Bloomberg--Historical yield curve data.

                                                   www.MAINSTAYfunds.com     115

In the credit component--or corporate-bond portion--of the Index, A-rated bonds(3) showed the strongest performance, followed by AAA-rated bonds, BBB-rated bonds, and AA-rated bonds. Among the broad credit sectors, industrials provided the weakest performance during the reporting period, while finance was the best-performing broad industry sector.

The poor performance of the industrial component of the Index was because of poor performance in specific subsectors, including vehicle parts, textile/apparel/shoes, and auto manufacturing. Within the automobile manufacturing subsector, General Motors and Ford Motor Company bonds lost their investment-grade status and were removed from the Index. The best-performing industrial subsectors included airlines, tobacco, and oilfield machinery & services. Despite insurance setbacks from hurricanes Katrina and Rita, property & casualty outperformed other subsectors in the finance portion of the credit component of the Index.


3. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY INDEXED BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 116   MainStay Indexed Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (97.9%)+
COLLATERALIZED ASSET-BACKED SECURITIES (1.0%)
------------------------------------------------------------------------------
CREDIT CARDS (0.9%)
Bank One Issuance Trust
  Series 2002-3, Class A3
  3.59%, due 5/17/10                                $ 1,000,000   $    978,801
Chase Issuance Trust
  Series 2005-10A, Class A
  4.65%, due 12/17/12                                   500,000        499,150
MBNA Credit Card Master
  Note Trust
  Series 2005-6A, Class A1
  4.50%, due 1/15/13                                    500,000        496,773
  Series 2002-1, Class A6
  4.95%, due 6/15/09                                  1,000,000      1,004,018
                                                                  ------------
                                                                     2,978,742
                                                                  ------------
TRANSPORTATION (0.1%)
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20                                    70,903         69,754
Northwest Airlines, Inc.
  Series 2000-1, Class G
  8.072%, due 4/1/21                                    129,489        131,309
                                                                  ------------
                                                                       201,063
                                                                  ------------
Total Asset-Backed Securities
  (Cost $3,223,422)                                                  3,179,805
                                                                  ------------
CORPORATE BONDS (18.6%)
------------------------------------------------------------------------------
BANKS (3.4%)
ABN-Amro Bank NV Chicago
  7.55%, due 6/28/06                                    403,000        410,277
Bank of America Corp.
  4.75%, due 8/1/15                                     250,000        239,849
  5.375%, due 6/15/14                                   250,000        253,062
  5.875%, due 2/15/09                                   250,000        256,998
  7.40%, due 1/15/11                                    500,000        551,959
Bank One Corp.
  5.90%, due 11/15/11                                   250,000        258,811
  6.875%, due 8/1/06                                    250,000        253,779
Branch Banking & Trust Co.
  4.875%, due 1/15/13                                   100,000         98,333
Capital One Bank
  4.25%, due 12/1/08                                    100,000         97,488
  5.125%, due 2/15/14                                   100,000         96,874
Citigroup, Inc.
  4.70%, due 5/29/15                                    300,000        287,443
  4.875%, due 5/7/15                                    350,000        338,584
  5.00%, due 3/6/07                                     250,000        250,854
  5.625%, due 8/27/12                                   100,000        102,673
  5.875%, due 2/22/33                                   250,000        249,132

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BANKS (CONTINUED)
Fleet National Bank
  5.75%, due 1/15/09                                $   250,000   $    256,177
HSBC Bank USA NA
  3.875%, due 9/15/09                                   100,000         96,202
HSBC Finance Corp.
  5.00%, due 6/30/15                                    250,000        240,836
JPMorgan Chase & Co.
  4.875%, due 3/15/14                                   250,000        241,568
  5.15%, due 10/1/15                                    500,000        487,148
  5.75%, due 1/2/13                                     200,000        205,447
  6.75%, due 2/1/11                                     500,000        534,647
Key Bank N.A.
  5.00%, due 7/17/07                                    100,000        100,158
  5.80%, due 7/1/14                                      50,000         51,726
MBNA America Bank NA
  5.375%, due 1/15/08                                   300,000        302,775
Mellon Funding Corp.
  5.00%, due 12/1/14                                    250,000        246,688
National City Bank of Pennsylvania
  6.25%, due 3/15/11                                    250,000        263,103
Pemex Project Funding
  Master Trust
  7.375%, due 12/15/14                                  350,000        382,550
PNC Bank N.A.
  5.25%, due 1/15/17                                     75,000         73,625
PNC Funding Corp.
  7.50%, due 11/1/09                                    100,000        108,650
Popular North America, Inc.
  4.70%, due 6/30/09                                    100,000         98,786
Sanwa Bank, Ltd.
  7.40%, due 6/15/11                                    100,000        109,529
SunTrust Banks, Inc.
  5.05%, due 7/1/07                                     250,000        250,797
  5.45%, due 12/1/17                                    100,000        100,279
Union Bank of Switzerland
  7.25%, due 7/15/06                                    250,000        254,111
US Bank NA
  6.375%, due 8/1/11                                    250,000        266,285
Wachovia Bank N.A.
  4.85%, due 7/30/07                                    500,000        500,207
  4.875%, due 2/1/15                                    250,000        242,248
Wachovia Corp.
  6.25%, due 8/4/08                                     250,000        258,084

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 117

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
BANKS (CONTINUED)
Washington Mutual
  Financial Corp.
  6.875%, due 5/15/11                               $   100,000   $    108,390
Washington Mutual, Inc.
  4.00%, due 1/15/09                                    100,000         96,676
  4.20%, due 1/15/10                                    250,000        241,242
  5.25%, due 9/15/17                                    175,000        167,977
  7.50%, due 8/15/06                                    250,000        254,670
Wells Fargo & Co.
  4.625%, due 8/9/10                                    350,000        344,961
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                                     500,000        531,878
World Savings Bank FSB
  4.125%, due 12/15/09                                  100,000         96,920
                                                                  ------------
                                                                    11,260,456
                                                                  ------------
CONSUMER (1.2%)
Altria Group, Inc.
  7.65%, due 7/1/08                                     100,000        106,329
Anheuser-Busch Cos., Inc.
  5.95%, due 1/15/33                                    250,000        260,689
Archer-Daniels-Midland Co.
  8.125%, due 6/1/12                                    250,000        290,319
Bunge Ltd. Finance Corp.
  5.35%, due 4/15/14                                    100,000         98,380
Campbell Soup Co.
  4.875%, due 10/1/13                                   100,000         98,184
Coca-Cola Enterprises, Inc.
  7.00%, due 10/1/26                                    100,000        114,210
  8.50%, due 2/1/22                                     252,000        324,810
ConAgra Foods, Inc.
  6.00%, due 9/15/06                                    100,000        100,950
  7.875%, due 9/15/10                                   100,000        110,594
General Mills, Inc.
  5.125%, due 2/15/07                                   100,000        100,133
  6.00%, due 2/15/12                                     65,000         67,755
H.J. Heinz Finance Co.
  6.625%, due 7/15/11                                   300,000        319,637
Kellogg Co.
  6.60%, due 4/1/11                                     200,000        214,247
Kraft Foods, Inc.
  5.25%, due 10/1/13                                    100,000         99,505
  6.25%, due 6/1/12                                     250,000        262,784
Pepsi Bottling Holdings, Inc.
  5.625%, due 2/17/09 (a)                               250,000        255,851
Procter & Gamble Co. (The)
  5.80%, due 8/15/34                                     75,000         77,016
  6.875%, due 9/15/09                                   250,000        268,068
Sara Lee Corp.
  6.25%, due 9/15/11                                    150,000        154,610

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONSUMER (CONTINUED)
Tyson Foods, Inc.
  7.25%, due 10/1/06                                $   140,000   $    142,875
Unilever Capital Corp.
  5.90%, due 11/15/32                                   100,000        102,948
  6.875%, due 11/1/05                                   285,000        285,000
                                                                  ------------
                                                                     3,854,894
                                                                  ------------
ELECTRIC (1.3%)
American Electric Power Co., Inc.
  Series C
  5.375%, due 3/15/10                                   200,000        201,594
Appalachian Power Co.
  Series H
  5.95%, due 5/15/33                                    100,000         97,813
Arizona Public Service Co.
  6.375%, due 10/15/11                                  100,000        105,593
CenterPoint Energy Houston Electric LLC
  Series K2
  6.95%, due 3/15/33                                    100,000        115,595
Dominion Resources, Inc.
  5.00%, due 3/15/13                                    100,000         96,945
  5.15%, due 7/15/15                                    100,000         95,871
  Series B
  6.25%, due 6/30/12                                    150,000        156,621
DTE Energy Co.
  7.05%, due 6/1/11                                     100,000        107,368
Duke Energy Corp.
  6.45%, due 10/15/32                                   250,000        261,323
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                                   250,000        262,977
  Series C
  7.375%, due 11/15/31                                   50,000         56,938
FPL Group Capital, Inc.
  7.375%, due 6/1/09                                    250,000        269,837
Midamerican Energy
  Holdings Co.
  5.875%, due 10/1/12                                   100,000        102,478
Midamerican Funding LLC
  6.75%, due 3/1/11                                     100,000        106,885
Pacific Gas & Electric Co.
  6.05%, due 3/1/34                                     250,000        251,158
Pepco Holdings, Inc.
  6.45%, due 8/15/12                                    100,000        104,680
  7.45%, due 8/15/32                                    100,000        113,286
Progress Energy, Inc.
  6.85%, due 4/15/12                                    400,000        424,987
PSI Energy, Inc.
  5.00%, due 9/15/13                                    100,000         97,401

 118   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                                $    25,000   $     23,911
SCANA Corp.
  6.25%, due 2/1/12                                     100,000        105,207
Sempra Energy
  6.00%, due 2/1/13                                     100,000        102,291
Southern California Edison Co.
  5.00%, due 1/15/14                                    100,000         98,481
  6.00%, due 1/15/34                                    100,000        102,821
Southern Power Co.
  6.25%, due 7/15/12                                    100,000        104,779
TXU Electric Delivery Co.
  6.375%, due 5/1/12                                    100,000        104,841
  7.00%, due 9/1/22                                     100,000        108,767
Union Electric Co.
  4.65%, due 10/1/13                                    100,000         95,908
Union Oil Co. of California
  7.35%, due 6/15/09                                    100,000        108,013
Wisconsin Energy Corp.
  6.50%, due 4/1/11                                     100,000        105,542
Wisconsin Power & Light Co.
  6.25%, due 7/31/34                                     50,000         52,013
                                                                  ------------
                                                                     4,141,924
                                                                  ------------
ENERGY (1.0%)
Amerada Hess Corp.
  7.30%, due 8/15/31                                    100,000        112,930
Amoco Co.
  6.50%, due 8/1/07                                     250,000        257,007
Anadarko Finance Co.
  6.75%, due 5/1/11                                     100,000        107,474
Burlington Resources, Inc.
  7.375%, due 3/1/29                                    104,000        124,336
ConocoPhillips
  5.90%, due 10/15/32                                   250,000        263,234
ConocoPhillips Holding Co.
  6.35%, due 4/15/09                                    150,000        158,032
Consolidated Edison Co. of
  New York, Inc.
  5.625%, due 7/1/12                                    100,000        103,331
Constellation Energy Group, Inc.
  6.125%, due 9/1/09                                    100,000        102,826
Consumers Energy Co.
  Series B
  5.375%, due 4/15/13                                   100,000         99,488
Devon Financing Corp. LLC
  6.875%, due 9/30/11                                   400,000        433,123

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ENERGY (CONTINUED)
Enterprise Products
  Operating, L.P.
  5.75%, due 3/1/35                                 $   100,000   $     89,265
  6.875%, due 3/1/33                                    100,000        102,933
Halliburton Co.
  5.50%, due 10/15/10                                   100,000        102,078
Kinder Morgan Energy
  Partners, L.P.
  6.75%, due 3/15/11                                    200,000        212,755
  7.125%, due 3/15/12                                   150,000        163,677
Kinder Morgan, Inc.
  5.15%, due 3/1/15                                     100,000         96,616
Marathon Oil Corp.
  6.80%, due 3/15/32                                    100,000        112,242
Northern States Power Co.
  6.875%, due 8/1/09                                    100,000        105,981
Occidental Petroleum Corp.
  7.20%, due 4/1/28                                     100,000        119,844
Texaco Capital, Inc.
  9.75%, due 3/15/20                                    176,000        255,074
Valero Energy Corp.
  7.50%, due 4/15/32                                    100,000        117,966
XTO Energy, Inc.
  5.30%, due 6/30/15                                     75,000         74,095
                                                                  ------------
                                                                     3,314,307
                                                                  ------------
FINANCE--OTHER (2.3%)
American Express Travel Related Services Co., Inc.
  Series E
  3.625%, due 2/20/09                                   250,000        239,721
Archstone-Smith Operating Trust
  5.25%, due 5/1/15                                     100,000         97,740
AvalonBay Communities, Inc.
  4.95%, due 3/15/13                                    100,000         97,312
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14                                   250,000        255,472
Boston Properties, Inc.
  6.25%, due 1/15/13                                    100,000        104,264
Camden Property Trust
  4.375%, due 1/15/10                                   100,000         95,994
Chelsea Property Group, Inc.
  6.00%, due 1/15/13                                    100,000        102,485
Countrywide Home Loans, Inc.
  3.25%, due 5/21/08                                    250,000        239,458
  5.625%, due 5/15/07                                   100,000        101,034

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 119

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
FINANCE--OTHER (CONTINUED)
Credit Suisse First Boston
  USA, Inc.
  3.875%, due 1/15/09                               $   125,000   $    120,819
  4.875%, due 1/15/15                                   250,000        239,783
  5.125%, due 1/15/14                                   100,000         98,680
  6.50%, due 1/15/12                                    250,000        266,932
EOP Operating, L.P.
  4.75%, due 3/15/14                                    100,000         94,423
  7.75%, due 11/15/07                                   425,000        447,771
ERP Operating, L.P.
  6.95%, due 3/2/11                                     100,000        107,581
Goldman Sachs Group, Inc. (The)
  4.75%, due 7/15/13                                    250,000        239,781
  5.15%, due 1/15/14                                    625,000        613,642
  5.70%, due 9/1/12                                     450,000        459,641
Lehman Brothers Holdings, Inc.
  Series G
  4.80%, due 3/13/14                                    200,000        193,469
  6.625%, due 2/5/06                                    250,000        251,359
  7.00%, due 2/1/08                                     250,000        261,028
Liberty Property, L.P.
  5.125%, due 3/2/15                                    100,000         95,675
Merrill Lynch & Co., Inc.
  Series B
  5.30%, due 9/30/15                                    250,000        249,622
  6.00%, due 2/17/09                                    250,000        257,813
Morgan Stanley
  3.625%, due 4/1/08                                    250,000        242,896
  4.00%, due 1/15/10                                    350,000        334,706
  5.375%, due 10/15/15                                  175,000        172,734
  6.10%, due 4/15/06                                    250,000        251,613
  6.60%, due 4/1/12                                     175,000        187,642
  6.75%, due 10/15/13                                   175,000        188,212
National Rural Utilities Cooperative Finance Corp.
  5.75%, due 8/28/09                                    250,000        256,196
ProLogis
  5.625%, due 11/15/15 (a)                               50,000         49,866
Regency Centers, L.P.
  5.25%, due 8/1/15 (a)                                 100,000         96,931
Residential Capital Corp.
  6.375%, due 6/30/10 (a)                               125,000        126,968
Simon Property Group, L.P.
  5.375%, due 8/28/08                                   100,000        100,894
SLM Corp.
  5.625%, due 8/1/33                                    250,000        247,549
                                                                  ------------
                                                                     7,587,706
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
GAS (0.2%)
KeySpan Corp.
  4.65%, due 4/1/13                                 $   100,000   $     96,595
Michigan Consolidated Gas Co.
  Series B
  7.15%, due 5/30/06                                    375,000        379,738
NiSource Finance Corp.
  6.15%, due 3/1/13                                     100,000        103,848
  7.625%, due 11/15/05                                  100,000        100,104
                                                                  ------------
                                                                       680,285
                                                                  ------------
INDEPENDENT (1.5%)
American General Finance Corp.
  Series G
  5.75%, due 3/15/07                                    250,000        252,611
CIT Group, Inc.
  5.75%, due 9/25/07                                    250,000        253,952
  7.75%, due 4/2/12                                     250,000        282,793
CitiFinancial Credit Co.
  8.70%, due 6/15/10                                    227,000        260,449
General Electric Capital Corp.
  5.00%, due 6/15/07                                    750,000        752,961
  6.00%, due 6/15/12                                  1,125,000      1,183,287
  6.75%, due 3/15/32                                    400,000        457,505
  6.80%, due 11/1/05                                    250,000        250,000
Household Finance Corp.
  5.75%, due 1/30/07                                    250,000        252,824
HSBC Finance Corp.
  6.375%, due 10/15/11                                  550,000        581,014
  6.40%, due 6/17/08                                    250,000        258,801
International Lease Finance Corp.
  Series O
  4.375%, due 11/1/09                                   250,000        245,102
                                                                  ------------
                                                                     5,031,299
                                                                  ------------
INSURANCE (0.7%)
Aetna, Inc.
  7.875%, due 3/1/11                                    100,000        112,102
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (a)                                250,000        264,629
Allstate Corp. (The)
  5.00%, due 8/15/14                                    150,000        146,554
  7.20%, due 12/1/09                                    100,000        107,808
Aon Corp.
  7.375%, due 12/14/12                                  100,000        111,141
Assurant, Inc.
  5.625%, due 2/15/14                                   100,000         99,993
Berkshire Hathaway
  Finance Corp.
  4.85%, due 1/15/15                                    250,000        243,003
Chubb Corp.
  5.20%, due 4/1/13                                     100,000         99,077

 120   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Genworth Financial, Inc.
  5.75%, due 6/15/14                                $    50,000   $     51,599
Hartford Financial Services Group, Inc. (The)
  7.90%, due 6/15/10                                    100,000        111,107
Marsh & McLennan Cos., Inc.
  5.375%, due 7/15/14                                   100,000         95,737
Metlife, Inc.
  5.00%, due 11/24/13                                    50,000         48,989
  5.00%, due 6/15/15                                    100,000         97,171
  6.125%, due 12/1/11                                   100,000        105,081
Nationwide Financial
  Services, Inc.
  5.10%, due 10/1/15                                     25,000         24,225
Prudential Financial, Inc.
  5.10%, due 9/20/14                                    100,000         98,353
SAFECO Corp.
  4.20%, due 2/1/08                                     100,000         98,167
Travelers Property Casualty Corp.
  5.00%, due 3/15/13                                    100,000         96,618
UnitedHealth Group, Inc.
  5.00%, due 8/15/14                                    100,000         98,527
WellPoint, Inc.
  5.95%, due 12/15/34                                   150,000        151,864
                                                                  ------------
                                                                     2,261,745
                                                                  ------------
MANUFACTURING (2.8%)
Alcoa, Inc.
  6.00%, due 1/15/12                                    250,000        260,512
American Standard, Inc.
  7.375%, due 2/1/08                                     50,000         52,264
Boeing Co. (The)
  6.125%, due 2/15/33                                   250,000        267,491
Caterpillar, Inc.
  5.30%, due 9/15/35                                    313,000        298,119
Centex Corp.
  7.50%, due 1/15/12                                    100,000        108,000
Computer Sciences Corp.
  5.00%, due 2/15/13                                    100,000         91,495
CRH America, Inc.
  5.30%, due 10/15/13                                   100,000         99,432
DaimlerChrysler NA
  Holding Corp.
  4.05%, due 6/4/08                                     250,000        242,713
  6.40%, due 5/15/06                                    250,000        252,079
  8.50%, due 1/18/31                                    250,000        293,404
Dow Chemical Co. (The)
  6.00%, due 10/1/12                                    200,000        209,208
E.I. du Pont de Nemours & Co.
  4.75%, due 11/15/12                                   250,000        245,722

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MANUFACTURING (CONTINUED)
Eastman Chemical Co.
  7.25%, due 1/15/24                                $   100,000   $    108,596
Electronic Data Systems Corp.
  Series B
  6.50%, due 8/1/13                                     100,000        100,833
Emerson Electric Co.
  7.125%, due 8/15/10                                   250,000        273,327
First Data Corp.
  4.70%, due 8/1/13                                     100,000         95,962
Ford Motor Credit Co.
  4.95%, due 1/15/08                                    250,000        234,457
  6.50%, due 1/25/07                                    250,000        247,033
  6.875%, due 2/1/06                                    200,000        199,897
  7.00%, due 10/1/13 (b)                                350,000        320,343
  7.375%, due 2/1/11                                    500,000        469,599
  7.875%, due 6/15/10                                   504,000        485,139
General Dynamics Corp.
  4.25%, due 5/15/13                                    100,000         95,209
Goodrich Corp.
  7.00%, due 4/15/38                                     50,000         54,885
Hewlett-Packard Co.
  3.625%, due 3/15/08                                   250,000        243,370
Honeywell International, Inc.
  7.50%, due 3/1/10                                     100,000        109,978
ICI Wilmington, Inc.
  4.375%, due 12/1/08                                   100,000         97,746
International Business
  Machines Corp.
  4.25%, due 9/15/09                                    150,000        147,061
  6.50%, due 1/15/28                                    100,000        110,397
  7.50%, due 6/15/13                                    100,000        115,019
International Paper Co.
  5.25%, due 4/1/16                                     100,000         93,514
  5.85%, due 10/30/12                                   100,000        100,170
John Deere Capital Corp.
  7.00%, due 3/15/12                                    250,000        275,104
Jones Apparel Group, Inc.
  5.125%, due 11/15/14                                   50,000         44,914
Lennar Corp.
  5.125%, due 10/1/10 (a)                                50,000         48,892
  5.60%, due 5/31/15 (a)                                 50,000         47,893
Litton Industries, Inc.
  8.00%, due 10/15/09                                   100,000        110,349
Lockheed Martin Corp.
  7.65%, due 5/1/16                                     250,000        296,939
Lubrizol Corp.
  5.50%, due 10/1/14                                    100,000         98,544
Masco Corp.
  4.80%, due 6/15/15                                    200,000        190,069
  6.75%, due 3/15/06                                    100,000        100,753

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 121

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
MeadWestvaco Corp.
  6.85%, due 4/1/12                                 $   100,000   $    105,479
Motorola, Inc.
  7.50%, due 5/15/25                                    100,000        118,082
Newmont Mining Corp.
  8.625%, due 5/15/11                                    50,000         58,052
Northrop Grumman Corp.
  7.125%, due 2/15/11                                   100,000        109,191
  7.875%, due 3/1/26                                    100,000        124,807
Praxair, Inc.
  3.95%, due 6/1/13                                     100,000         92,898
Pulte Homes, Inc.
  7.875%, due 8/1/11                                    100,000        109,517
Raytheon Co.
  5.50%, due 11/15/12                                   100,000        101,494
  6.40%, due 12/15/18                                   100,000        108,179
  6.75%, due 8/15/07                                     88,000         90,550
Rohm & Haas Co.
  7.85%, due 7/15/29                                    100,000        126,063
Textron Financial Corp.
  4.125%, due 3/3/08                                    125,000        122,863
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                                    100,000         97,444
United Technologies Corp.
  6.35%, due 3/1/11                                     250,000        265,753
Weyerhaeuser Co.
  6.75%, due 3/15/12                                    200,000        211,779
  7.375%, due 3/15/32                                   100,000        107,721
                                                                  ------------
                                                                     9,286,303
                                                                  ------------
SERVICE (2.6%)
Albertson's, Inc.
  8.00%, due 5/1/31                                     100,000         91,544
Belo Corp.
  8.00%, due 11/1/08                                    100,000        106,559
Bristol-Myers Squibb Co.
  5.75%, due 10/1/11                                    250,000        258,620
Cardinal Health, Inc.
  4.00%, due 6/15/15                                    100,000         88,496
Cendant Corp.
  6.25%, due 1/15/08                                    200,000        203,452
Clear Channel
  Communications, Inc.
  5.50%, due 9/15/14                                    100,000         93,915
  6.00%, due 11/1/06                                    200,000        202,100
  6.875%, due 6/15/18                                   100,000         99,540
Comcast Cable
  Communications Holdings, Inc.
  8.375%, due 3/15/13                                   250,000        287,977

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SERVICE (CONTINUED)
Comcast Cable Communications, Inc.
  6.375%, due 1/30/06                               $   100,000   $    100,431
  7.125%, due 6/15/13                                   250,000        270,636
Comcast Corp.
  4.95%, due 6/15/16                                    100,000         92,883
  5.65%, due 6/15/35                                    200,000        178,842
COX Communications, Inc.
  3.875%, due 10/1/08                                    40,000         38,563
  5.45%, due 12/15/14                                   100,000         97,129
  7.75%, due 8/15/06                                    100,000        102,112
  7.75%, due 11/1/10                                    200,000        217,332
CVS Corp.
  4.875%, due 9/15/14                                    50,000         47,962
Eli Lilly & Co.
  4.50%, due 3/15/18                                    100,000         92,704
Federated Department
  Stores, Inc.
  6.625%, due 9/1/08                                    100,000        103,881
Genentech, Inc.
  4.75%, due 7/15/15 (a)                                100,000         96,525
GlaxoSmithKline Capital, Inc.
  4.375%, due 4/15/14                                   100,000         95,203
Harrah's Operating Co., Inc.
  5.625%, due 6/1/15 (a)                                 50,000         47,979
  8.00%, due 2/1/11                                     100,000        110,239
Historic TW, Inc.
  6.625%, due 5/15/29                                   250,000        252,677
IAC/InterActiveCorp.
  7.00%, due 1/15/13                                    100,000        102,489
Kroger Co. (The)
  5.50%, due 2/1/13                                     250,000        244,289
Lowe's Cos., Inc.
  6.875%, due 2/15/28                                   100,000        114,889
Marriott International, Inc.
  4.625%, due 6/15/12                                    50,000         47,844
May Department Stores Co. (The)
  6.65%, due 7/15/24                                     50,000         50,528
  6.70%, due 9/15/28                                    100,000        101,517
Merck & Co., Inc.
  4.75%, due 3/1/15                                     250,000        236,503
News America, Inc.
  5.30%, due 12/15/14                                   200,000        195,874
  7.25%, due 5/18/18                                    100,000        110,650
Pfizer, Inc.
  4.65%, due 3/1/18                                     300,000        284,838
Quest Diagnostics, Inc.
  5.125%, due 11/1/10 (a)                                50,000         49,902
R.R. Donnelley & Sons Co.
  5.50%, due 5/15/15 (a)                                100,000         96,830

 122   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
SERVICE (CONTINUED)
Republic Services, Inc.
  6.75%, due 8/15/11                                $    50,000   $     53,485
Safeway, Inc.
  5.80%, due 8/15/12                                    200,000        199,839
Schering-Plough Corp.
  6.75%, due 12/1/33                                    100,000        112,556
Science Applications
  International Corp.
  6.25%, due 7/1/12                                     100,000        103,732
Target Corp.
  5.875%, due 3/1/12                                    250,000        261,722
Time Warner, Inc.
  6.75%, due 4/15/11                                    250,000        264,090
  6.875%, due 5/1/12                                    125,000        133,795
  7.625%, due 4/15/31                                   150,000        169,127
Viacom, Inc.
  5.50%, due 5/15/33                                    100,000         86,431
  5.625%, due 8/15/12                                   350,000        347,291
Wal-Mart Stores, Inc.
  4.75%, due 8/15/10                                    150,000        148,536
  5.25%, due 9/1/35                                     250,000        234,614
  6.875%, due 8/10/09                                   250,000        266,763
Walt Disney Co. (The)
  6.375%, due 3/1/12                                    250,000        263,306
  6.75%, due 3/30/06                                    100,000        100,882
Waste Management, Inc.
  5.00%, due 3/15/14                                     50,000         48,468
  7.00%, due 10/15/06                                   100,000        101,756
  7.125%, due 12/15/17                                  100,000        110,948
Wyeth
  5.50%, due 3/15/13                                    250,000        252,168
  5.50%, due 2/1/14                                      50,000         50,358
  6.45%, due 2/1/24                                     100,000        107,013
Yum! Brands, Inc.
  8.875%, due 4/15/11                                   100,000        116,479
                                                                  ------------
                                                                     8,546,813
                                                                  ------------
TELECOM (1.1%)
ALLTEL Corp.
  4.656%, due 5/17/07                                   100,000         99,513
  7.00%, due 7/1/12                                     250,000        272,850
BellSouth Corp.
  5.20%, due 9/15/14                                    100,000         97,917
  6.00%, due 11/15/34                                   100,000         96,215
  6.875%, due 10/15/31                                  250,000        265,748
CenturyTel, Inc.
  Series H
  8.375%, due 10/15/10                                  100,000        111,178
Cingular Wireless LLC
  6.50%, due 12/15/11                                   100,000        106,520

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TELECOM (CONTINUED)
New Cingular Wireless
  Services, Inc.
  7.35%, due 3/1/06                                 $   150,000   $    151,301
  8.125%, due 5/1/12                                    100,000        115,003
  8.75%, due 3/1/31                                     100,000        130,405
SBC Communications, Inc.
  5.10%, due 9/15/14                                    200,000        193,086
  5.875%, due 2/1/12                                    100,000        102,326
  6.15%, due 9/15/34                                    250,000        244,206
Sprint Capital Corp.
  6.875%, due 11/15/28                                  100,000        106,620
  8.375%, due 3/15/12                                   500,000        576,896
  8.75%, due 3/15/32                                    100,000        129,344
Verizon Global Funding Corp.
  6.125%, due 6/15/07                                   250,000        254,899
  7.75%, due 12/1/30                                    350,000        405,915
Verizon Pennsylvania, Inc.
  Series A
  5.65%, due 11/15/11                                   250,000        248,245
                                                                  ------------
                                                                     3,708,187
                                                                  ------------
TRANSPORTATION (0.4%)
Burlington Northern
  Santa Fe Corp.
  6.75%, due 7/15/11                                    100,000        107,459
  7.125%, due 12/15/10                                  100,000        109,129
CSX Corp.
  6.30%, due 3/15/12                                    100,000        105,717
CSX Transportation, Inc.
  7.875%, due 5/15/43                                   100,000        125,955
Norfolk Southern Corp.
  5.64%, due 5/17/29                                    144,000        140,959
  6.00%, due 4/30/08                                    100,000        101,919
  7.05%, due 5/1/37                                     100,000        116,610
  7.80%, due 5/15/27                                      6,000          7,460
Union Pacific Corp.
  5.75%, due 10/15/07                                   100,000        101,502
  6.125%, due 1/15/12                                   100,000        104,816
  6.65%, due 1/15/11                                    100,000        106,548
                                                                  ------------
                                                                     1,128,074
                                                                  ------------
UTILITY--OTHER (0.1%)
Exelon Corp.
  6.75%, due 5/1/11                                     200,000        211,435
PSE&G Power LLC
  7.75%, due 4/15/11                                    100,000        110,275
                                                                  ------------
                                                                       321,710
                                                                  ------------
Total Corporate Bonds
  (Cost $61,707,495)                                                61,123,703
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 123

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (3.3%)
------------------------------------------------------------------------------
BANKS (0.5%)
Bank of Tokyo-Mitsubishi, Ltd. (The)
  8.40%, due 4/15/10                                $   100,000   $    112,365
HSBC Holdings PLC
  7.50%, due 7/15/09                                    250,000        271,013
International Bank of Reconstruction & Development
  (zero coupon), due 3/11/31                            504,000        132,758
Korea Development Bank
  4.25%, due 11/13/07                                   100,000         98,652
Kreditanstalt fuer Wiederaufbau
  3.375%, due 1/23/08                                   550,000        536,121
Landwirtschaftliche Rentenbank
  Series 5
  3.25%, due 6/16/08                                    250,000        240,928
Royal Bank of Scotland
  Group PLC
  5.00%, due 11/12/13                                   100,000         99,466
  5.05%, due 1/8/15                                     100,000         98,269
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                                    100,000        108,218
                                                                  ------------
                                                                     1,697,790
                                                                  ------------
CONSUMER (0.1%)
Diageo Capital PLC
  3.375%, due 3/20/08                                   250,000        241,777
                                                                  ------------

ELECTRIC (0.0%)++
Scottish Power PLC
  5.375%, due 3/15/15                                   100,000         98,306
                                                                  ------------

ENERGY (0.0%)++
Transocean, Inc.
  7.375%, due 4/15/18                                   100,000        116,702
                                                                  ------------

FOREIGN SOVEREIGN (1.4%)
Canadian Government
  5.25%, due 11/5/08                                    500,000        510,755
Italian Republic
  4.375%, due 10/25/06                                  250,000        249,477
  5.625%, due 6/15/12                                   750,000        782,994
Malaysian Government
  7.50%, due 7/15/11                                    100,000        111,904
Republic of Chile
  5.50%, due 1/15/13                                    100,000        102,380
Republic of Finland
  4.75%, due 3/6/07                                     250,000        249,837
Republic of Korea
  8.875%, due 4/15/08                                   250,000        275,181

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN SOVEREIGN (CONTINUED)
Republic of Poland
  5.25%, due 1/15/14                                $   100,000   $    101,100
Republic of South Africa
  7.375%, due 4/25/12                                   100,000        110,500
United Mexican States
  Series A
  5.875%, due 1/15/14                                   750,000        762,000
  6.375%, due 1/16/13                                   550,000        576,125
  6.75%, due 9/27/34 (b)                                150,000        156,375
  7.50%, due 1/14/12                                    250,000        277,000
  8.50%, due 2/1/06                                     250,000        252,625
                                                                  ------------
                                                                     4,518,253
                                                                  ------------
INSURANCE (0.1%)
Axa
  8.60%, due 12/15/30                                   105,000        136,619
XL Capital, Ltd.
  5.25%, due 9/15/14                                     50,000         47,910
                                                                  ------------
                                                                       184,529
                                                                  ------------
MANUFACTURING (0.2%)
Alcan, Inc.
  5.00%, due 6/1/15                                     100,000         95,880
BHP Billiton Finance USA Ltd.
  4.80%, due 4/15/13                                    100,000         97,953
Celulosa Arauco y
  Constitucion S.A.
  5.625%, due 4/20/15                                    50,000         48,558
Hanson Australia Funding, Ltd.
  5.25%, due 3/15/13                                    100,000         98,442
Stora Enso Oyj
  7.375%, due 5/15/11                                   100,000        107,318
Tyco International Group S.A.
  6.00%, due 11/15/13                                   100,000        103,735
                                                                  ------------
                                                                       551,886
                                                                  ------------
REGIONAL GOVERNMENT (0.3%)
Hydro-Quebec
  Series JL
  6.30%, due 5/11/11                                    250,000        266,665
Province of British Columbia
  5.375%, due 10/29/08                                  250,000        254,590
Province of Ontario
  6.00%, due 2/21/06                                    511,000        513,329
                                                                  ------------
                                                                     1,034,584
                                                                  ------------
SERVICE (0.0%)++
Thomson Corp. (The)
  6.20%, due 1/5/12                                     100,000        105,327
                                                                  ------------

 124   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
TELECOM (0.7%)
America Movil S.A. de C.V.
  5.75%, due 1/15/15                                $   125,000   $    122,716
British Telecommunications PLC
  8.375%, due 12/15/10                                  100,000        114,013
  8.875%, due 12/15/30                                  100,000        130,636
Deutsche Telekom International Finance B.V.
  5.25%, due 7/22/13                                    100,000         98,875
  8.50%, due 6/15/10                                    350,000        390,576
  9.25%, due 6/1/32                                     100,000        135,288
France Telecom S.A.
  8.50%, due 3/1/31                                     250,000        326,656
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                                    100,000        111,502
Telecom Italia Capital S.A.
  4.95%, due 9/30/14                                    150,000        142,329
  6.00%, due 9/30/34                                    100,000         94,943
  Series C
  6.375%, due 11/15/33                                  100,000         99,351
Telefonica Europe BV
  8.25%, due 9/15/30                                    100,000        125,136
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                   100,000         97,836
Vodafone Group PLC
  7.75%, due 2/15/10                                    250,000        275,004
  7.875%, due 2/15/30                                   100,000        123,278
                                                                  ------------
                                                                     2,388,139
                                                                  ------------
Total Foreign Bonds
  (Cost $10,981,335)                                                10,937,293
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (73.7%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.3%)
  2.875%, due 9/15/06                                 1,000,000        985,934
  3.375%, due 9/14/07                                 1,500,000      1,466,610
  4.25%, due 5/15/09 (b)                              2,000,000      1,965,874
                                                                  ------------
                                                                     4,418,418
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.5%)
  2.75%, due 8/15/06                                    500,000        493,259
  4.00%, due 12/15/09                                 3,250,000      3,161,067
  4.125%, due 7/12/10                                 1,085,000      1,054,806
  4.50%, due 1/15/15                                  2,000,000      1,936,542
  5.00%, due 7/15/14                                  1,000,000      1,004,469
  5.25%, due 1/15/06                                  2,000,000      2,003,684
  6.25%, due 7/15/32                                  1,500,000      1,739,544
                                                                  ------------
                                                                    11,393,371
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (14.7%)
  4.00%, due 1/1/20                                 $   723,924   $    685,270
  4.00%, due 2/1/20                                   2,055,457      1,944,141
  4.00%, due 4/1/20                                     530,105        501,397
  4.50%, due 7/15/13                                  1,000,000        975,771
V    4.50%, due 8/1/20                                4,890,459      4,733,454
  4.50%, due 11/1/20 TBA (c)                          1,000,000        967,188
  4.50%, due 8/1/33                                     427,184        399,832
  4.50%, due 6/1/34                                     488,851        456,951
  4.50%, due 5/1/35                                     928,858        867,134
  4.50%, due 6/1/35                                     991,643        925,747
  4.50%, due 8/1/35                                     993,019        927,031
  5.00%, due 5/1/18                                     613,153        605,354
  5.00%, due 6/1/18                                     313,540        309,519
  5.00%, due 7/1/18                                     917,863        906,134
  5.00%, due 9/1/18                                   1,259,692      1,243,806
  5.00%, due 11/1/18                                    927,338        915,444
  5.00%, due 12/1/18                                    399,124        394,005
  5.00%, due 11/1/20 TBA (c)                          3,000,000      2,958,750
  5.00%, due 4/1/35                                     494,634        476,055
  5.00%, due 7/1/35                                   1,479,423      1,423,855
  5.00%, due 8/1/35                                   4,471,386      4,303,438
  5.00%, due 9/1/35                                   2,495,115      2,401,397
  5.00%, due 10/1/35                                  2,000,000      1,924,879
  5.50%, due 3/1/17                                     255,035        256,788
  5.50%, due 7/1/17                                     138,851        139,803
  5.50%, due 10/1/17                                    512,897        516,393
  5.50%, due 11/1/33                                    115,884        114,580
  5.50%, due 8/1/34                                   1,878,280      1,857,135
  5.50%, due 2/1/35                                     964,057        952,374
V    5.50%, due 7/1/35                                4,980,551      4,917,992
  5.50%, due 8/1/35                                   4,424,765      4,369,188
  5.50%, due 11/1/35 TBA (c)                             41,779         41,231
  6.00%, due 12/1/13                                     14,265         14,576
  6.00%, due 4/1/14                                      44,841         45,816
  6.00%, due 2/1/17                                     148,216        151,469
  6.00%, due 3/1/17                                     148,899        152,165
  6.00%, due 5/1/17                                     281,602        287,775
  6.00%, due 7/1/17                                      82,210         84,012
  6.00%, due 8/1/17                                      35,614         36,396
  6.00%, due 3/1/29                                      44,085         44,635
  6.00%, due 6/1/31                                     177,808        179,826
  6.00%, due 12/1/31                                    396,882        401,386
  6.00%, due 9/1/32                                     160,572        162,329
  6.00%, due 12/1/32                                      3,697          3,731
  6.00%, due 4/1/33                                     294,338        297,484
  6.00%, due 11/1/33                                        807            815
  6.00%, due 12/1/33                                        665            672
  6.00%, due 1/1/34                                     363,734        367,474
  6.00%, due 2/1/34                                       3,030          3,061
  6.00%, due 4/1/34                                      18,972         19,167

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 125

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 5/1/35                                 $    53,727   $     54,280
  6.50%, due 4/1/11                                       8,284          8,541
  6.50%, due 5/1/11                                       7,936          8,182
  6.50%, due 10/1/11                                      6,829          7,041
  6.50%, due 6/1/14                                      55,163         56,915
  6.50%, due 2/1/17                                      26,486         27,316
  6.50%, due 4/1/17                                      28,559         29,453
  6.50%, due 5/1/17                                      85,610         88,292
  6.50%, due 12/1/24                                     92,394         94,726
  6.50%, due 11/1/25                                     64,366         66,335
  6.50%, due 5/1/26                                      23,093         23,676
  6.50%, due 3/1/27                                      21,850         22,491
  6.50%, due 5/1/31                                      47,538         48,830
  6.50%, due 8/1/31                                      39,768         40,849
  6.50%, due 1/1/32                                     182,001        186,948
  6.50%, due 3/1/32                                     211,873        217,541
  6.50%, due 4/1/32                                      60,112         61,712
  6.50%, due 7/1/32                                      49,061         50,367
  6.50%, due 1/1/34                                     304,181        311,874
  7.00%, due 6/1/11                                      14,801         15,428
  7.00%, due 11/1/11                                      4,877          5,084
  7.00%, due 4/1/26                                      19,448         20,351
  7.00%, due 7/1/26                                       2,879          3,013
  7.00%, due 12/1/27                                     35,069         36,666
  7.00%, due 1/1/30                                      21,132         22,064
  7.00%, due 3/1/31                                     108,129        112,887
  7.00%, due 10/1/31                                     53,527         55,883
  7.00%, due 3/1/32                                     189,869        198,225
  7.50%, due 9/1/11                                       5,648          5,930
  7.50%, due 10/1/11                                     17,265         18,155
  7.50%, due 1/1/26                                       5,986          6,347
  7.50%, due 11/1/26                                      1,345          1,426
  7.50%, due 3/1/27                                       1,659          1,758
  7.50%, due 2/1/30                                       3,456          3,655
  7.50%, due 2/1/32                                     120,927        127,883
  8.00%, due 7/1/26                                      14,111         15,063
                                                                  ------------
                                                                    48,720,012
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.2%)
  3.25%, due 11/15/07                                 1,000,000        973,180
  3.25%, due 8/15/08                                  2,000,000      1,926,658
  4.625%, due 10/15/13                                2,000,000      1,961,836
  5.00%, due 1/15/07                                  1,500,000      1,506,915
  6.21%, due 8/6/38                                     475,000        550,050
                                                                  ------------
                                                                     6,918,639
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (18.3%)
  4.50%, due 1/1/20                                 $ 1,444,688   $  1,398,101
  4.50%, due 7/1/20                                   3,911,705      3,784,208
  4.50%, due 8/1/20                                     981,147        949,168
  5.00%, due 10/1/17                                     45,285         44,721
  5.00%, due 11/1/17                                    380,213        375,474
  5.00%, due 12/1/17                                    304,997        301,196
  5.00%, due 2/1/18                                     411,575        406,288
  5.00%, due 7/1/18                                     151,295        149,352
  5.00%, due 8/1/18                                     955,927        943,648
  5.00%, due 11/1/18                                    484,849        478,621
  5.00%, due 1/1/19                                     923,488        911,347
  5.00%, due 1/1/20                                     977,722        964,869
  5.00%, due 6/1/20                                     492,431        485,922
  5.00%, due 10/1/20                                  3,000,000      2,960,344
  5.00%, due 4/1/35                                   2,436,031      2,344,950
  5.00%, due 6/1/35                                   2,954,215      2,843,760
  5.00%, due 7/1/35                                   3,970,053      3,821,618
  5.00%, due 8/1/35                                   1,990,955      1,916,515
  5.50%, due 6/1/16                                       7,739          7,799
  5.50%, due 11/1/16                                    247,914        249,813
  5.50%, due 2/1/17                                      20,113         20,264
  5.50%, due 6/1/17                                     221,483        223,096
  5.50%, due 8/1/17                                     173,741        175,006
  5.50%, due 8/1/19                                     431,826        434,886
  5.50%, due 10/1/19                                    387,074        389,817
  5.50%, due 6/1/33                                   1,003,980        992,046
  5.50%, due 7/1/33                                   1,162,791      1,148,970
  5.50%, due 9/1/33                                   1,171,081      1,157,161
  5.50%, due 11/1/33                                    372,305        367,880
  5.50%, due 12/1/33                                    418,778        413,800
  5.50%, due 2/1/34                                     229,133        226,255
  5.50%, due 4/1/34                                     917,390        906,184
  5.50%, due 5/1/34                                     828,310        817,784
  5.50%, due 6/1/34                                      31,667         31,265
  5.50%, due 7/1/34                                     827,065        816,555
  5.50%, due 9/1/34                                     498,599        492,262
  5.50%, due 10/1/34                                  2,466,276      2,434,935
  5.50%, due 2/1/35                                      30,860         30,453
  5.50%, due 5/1/35                                     974,452        961,603
  5.50%, due 6/1/35                                     526,725        519,780
  5.50%, due 7/1/35                                   1,931,260      1,905,796
  5.50%, due 8/1/35                                   1,417,526      1,398,835
  5.50%, due 9/1/35                                     984,360        971,380
  5.50%, due 11/1/35 TBA (c)                          2,000,000      1,972,500
  6.00%, due 6/1/16                                     176,012        180,101
  6.00%, due 7/1/16                                      53,775         55,024
  6.00%, due 9/1/16                                      82,497         84,414
  6.00%, due 9/1/17                                      94,622         96,818
  6.00%, due 12/1/28                                    162,057        163,892
  6.00%, due 3/1/29                                       7,119          7,198

 126   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 5/1/29                                 $   201,285   $    203,507
  6.00%, due 12/1/29                                      8,448          8,544
  6.00%, due 12/1/30                                      1,187          1,197
  6.00%, due 4/1/31                                       1,879          1,898
  6.00%, due 1/1/32                                       5,713          5,769
  6.00%, due 4/1/32                                     126,193        127,418
  6.00%, due 5/1/32                                      67,816         68,463
  6.00%, due 8/1/32                                     271,302        273,890
  6.00%, due 5/1/33                                     239,610        241,975
  6.00%, due 3/1/34                                      12,915         13,032
  6.00%, due 8/1/34                                   4,309,153      4,348,288
  6.00%, due 10/1/34                                    510,330        514,837
  6.00%, due 2/1/35                                      67,718         68,318
  6.00%, due 6/1/35                                     989,621        998,390
  6.00%, due 11/1/35 TBA (c)                          3,100,000      3,126,158
  6.50%, due 3/1/11                                       1,214          1,253
  6.50%, due 4/1/11                                       7,898          8,157
  6.50%, due 6/1/11                                       1,215          1,255
  6.50%, due 9/1/11                                      12,462         12,870
  6.50%, due 10/1/11                                    123,888        127,944
  6.50%, due 11/1/11                                     10,511         10,855
  6.50%, due 6/1/15                                     184,149        190,240
  6.50%, due 5/1/26                                      13,718         14,143
  6.50%, due 4/1/27                                      16,270         16,768
  6.50%, due 2/1/28                                      30,870         31,814
  6.50%, due 10/1/28                                    107,090        110,337
  6.50%, due 7/1/31                                     184,043        189,277
  6.50%, due 9/1/31                                      74,480         76,598
  6.50%, due 10/1/31                                    142,148        146,191
  6.50%, due 2/1/32                                      33,820         34,764
  6.50%, due 5/1/32                                     259,406        266,782
  6.50%, due 6/1/32                                     144,485        148,517
  6.50%, due 7/1/32                                     269,828        277,359
  6.50%, due 8/1/32                                     626,368        643,885
  6.50%, due 9/1/32                                     437,374        449,581
  6.50%, due 10/1/34                                    336,925        345,867
  7.00%, due 2/1/09                                     111,310        114,264
  7.00%, due 5/1/11                                       2,771          2,891
  7.00%, due 6/1/11                                      13,988         14,559
  7.00%, due 10/1/11                                        720            750
  7.00%, due 11/1/11                                     17,857         18,642
  7.00%, due 4/1/26                                      12,285         12,883
  7.00%, due 5/1/26                                      31,290         32,811
  7.00%, due 11/1/26                                     10,189         10,684
  7.00%, due 1/1/28                                         501            524
  7.00%, due 6/1/29                                      28,197         29,534
  7.00%, due 8/1/29                                     195,485        204,707

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.00%, due 2/1/31                                 $   203,341   $    212,742
  7.00%, due 8/1/31                                      16,194         16,945
  7.00%, due 9/1/31                                      47,167         49,342
  7.00%, due 11/1/31                                      3,685          3,855
  7.00%, due 4/1/32                                      45,923         48,043
  7.00%, due 5/1/32                                     124,198        129,927
  7.50%, due 3/1/30                                       5,045          5,327
  7.50%, due 7/1/30                                      31,966         33,757
  7.50%, due 7/1/31                                      89,045         93,996
  7.50%, due 8/1/31                                       2,730          2,882
  8.00%, due 8/1/10                                       2,012          2,105
  8.00%, due 9/1/11                                       3,275          3,452
  8.00%, due 11/1/11                                      7,233          7,674
  8.00%, due 1/1/25                                         266            284
  8.00%, due 6/1/25                                         735            787
  8.00%, due 9/1/25                                       2,102          2,249
  8.00%, due 2/1/26                                       1,277          1,366
  8.00%, due 9/1/26                                      15,113         16,163
  8.00%, due 10/1/26                                      2,070          2,214
  8.00%, due 11/1/26                                      5,953          6,366
  8.00%, due 4/1/27                                       7,127          7,622
  8.00%, due 6/1/27                                      22,540         24,105
  8.00%, due 12/1/27                                     10,568         11,111
  8.00%, due 1/1/28                                      35,081         37,516
  9.50%, due 3/1/16                                      41,408         43,707
  9.50%, due 9/1/17                                      35,213         36,978
  9.50%, due 9/1/19                                       5,491          6,068
                                                                  ------------
                                                                    59,088,647
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.3%)
  5.00%, due 4/20/33                                    489,442        476,838
  5.00%, due 9/15/35                                     99,850         97,446
  5.00%, due 11/1/35 TBA (c)                          1,500,000      1,462,968
  5.50%, due 7/15/34                                    500,050        499,573
  5.50%, due 7/20/34                                    455,436        454,199
  5.50%, due 4/15/35                                  1,000,100        999,152
  5.50%, due 10/15/35                                   999,900        998,953
  6.00%, due 3/20/29                                    130,298        132,430
  6.00%, due 7/15/29                                    411,454        419,345
  6.00%, due 1/15/32                                    167,346        170,319
  6.00%, due 12/15/32                                   106,956        108,856
  6.00%, due 11/15/33                                   282,713        287,721
  6.00%, due 1/20/35                                    426,256        432,826
  6.00%, due 6/15/35                                    439,188        447,191
  6.50%, due 2/15/29                                     24,237         25,212
  6.50%, due 3/15/29                                    139,591        145,055
  6.50%, due 7/15/29                                     45,548         47,356
  6.50%, due 8/15/29                                    131,764        136,938
  6.50%, due 3/20/31                                    100,006        103,170

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 127

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 6/15/32                                $   136,313   $    141,434
  6.50%, due 9/15/32                                    192,770        200,012
  6.50%, due 10/15/32                                    79,721         82,717
  6.50%, due 3/15/35                                    498,956        517,872
  7.00%, due 3/15/07                                      5,580          5,642
  7.00%, due 11/15/11                                    21,275         21,997
  7.00%, due 2/15/26                                      6,568          6,923
  7.00%, due 4/15/26                                      2,361          2,488
  7.00%, due 6/15/29                                        664            698
  7.00%, due 12/15/29                                    12,840         13,510
  7.00%, due 5/15/31                                      4,431          4,658
  7.00%, due 8/15/31                                     64,927         68,258
  7.00%, due 8/20/31                                    127,550        133,457
  7.00%, due 8/15/32                                    184,103        193,555
  7.50%, due 8/15/08                                        389            402
  7.50%, due 1/15/09                                      1,295          1,349
  7.50%, due 9/15/11                                     46,872         49,401
  7.50%, due 3/15/26                                      6,013          6,383
  7.50%, due 10/15/26                                    13,690         14,533
  7.50%, due 11/15/26                                     6,613          7,021
  7.50%, due 1/15/30                                     23,481         24,871
  7.50%, due 10/15/30                                    16,064         17,015
  7.50%, due 3/15/32                                     99,475        105,372
  8.00%, due 6/15/26                                        645            690
  8.00%, due 9/15/26                                      1,855          1,986
  8.00%, due 10/15/26                                     1,065          1,140
  8.00%, due 11/15/26                                     3,505          3,751
  8.00%, due 5/15/27                                        910            973
  8.00%, due 7/15/27                                      1,921          2,055
  8.00%, due 9/15/27                                      1,125          1,204
  8.00%, due 11/15/30                                    92,501         98,886
  8.50%, due 7/15/26                                      2,111          2,293
  8.50%, due 11/15/26                                    10,376         11,270
                                                                  ------------
                                                                     9,189,364
                                                                  ------------
UNITED STATES TREASURY BONDS (4.2%)
V    5.375%, due 2/15/31 (b)                          4,500,000      4,907,813
  6.00%, due 2/15/26                                  2,500,000      2,874,023
  6.25%, due 8/15/23                                  2,600,000      3,034,382
  6.25%, due 5/15/30 (b)                              1,007,000      1,216,739
  7.50%, due 11/15/16                                   403,000        500,082
  8.75%, due 5/15/17                                    252,000        342,208
  8.875%, due 2/15/19                                   302,000        423,366
  9.875%, due 11/15/15 (g)                              302,000        428,038
                                                                  ------------
                                                                    13,726,651
                                                                  ------------
UNITED STATES TREASURY NOTES (27.2%)
  2.625%, due 11/15/06                                3,500,000      3,438,341

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
UNITED STATES TREASURY NOTES (CONTINUED)
  3.00%, due 12/31/06                               $ 2,225,000   $  2,189,887
V    3.125%, due 5/15/07                              5,000,000      4,906,835
  3.125%, due 9/15/08                                 3,500,000      3,378,869
V    3.375%, due 2/15/08 (b)                         18,920,000     18,497,252
  3.375%, due 9/15/09                                 1,000,000        962,266
  3.375%, due 10/15/09                                1,500,000      1,441,875
  3.625%, due 6/30/07                                 3,005,000      2,967,789
V    3.75%, due 3/31/07 (b)                           6,500,000      6,442,618
V    3.75%, due 5/15/08 (b)                           6,100,000      6,003,498
  3.875%, due 5/15/09 (b)                             2,500,000      2,453,320
  4.00%, due 8/31/07 (b)                              4,050,000      4,022,156
V    4.00%, due 2/15/14                               5,025,000      4,828,909
V    4.125%, due 8/15/08 (b)                          5,850,000      5,806,581
  4.25%, due 10/15/10 (b)                             1,200,000      1,189,547
  4.25%, due 11/15/14                                 1,850,000      1,804,834
V    4.25%, due 8/15/15 (b)                          15,930,000     15,544,191
  4.50%, due 10/31/07                                 1,000,000        997,422
  4.75%, due 5/15/14                                  2,600,000      2,632,500
                                                                  ------------
                                                                    89,508,690
                                                                  ------------
Total U.S. Government &
  Federal Agencies
  (Cost $246,398,401)                                              242,963,792(k)
                                                                  ------------

YANKEE BONDS (1.3%) (D)
------------------------------------------------------------------------------
BANKS (0.5%)
Abbey National PLC
  7.95%, due 10/26/29                                   100,000        126,661
Australia & New Zealand Banking Group, Ltd.
  7.55%, due 9/15/06                                    353,000        361,356
HSBC Bank PLC
  6.95%, due 3/15/11                                    200,000        221,615
Inter-American
  Development Bank
  6.80%, due 10/15/25                                   604,000        706,425
Santander Financial Issuances
  6.375%, due 2/15/11                                   100,000        105,963
                                                                  ------------
                                                                     1,522,020
                                                                  ------------
ELECTRIC (0.0%)++
United Utilities PLC
  5.375%, due 2/1/19                                    100,000         96,019
                                                                  ------------

ENERGY (0.3%)
Canadian Natural Resources, Ltd.
  5.45%, due 10/1/12                                    100,000        101,090
EnCana Corp.
  4.75%, due 10/15/13                                   100,000         97,231
  6.30%, due 11/1/11                                    100,000        105,682

 128   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
------------------------------------------------------------------------------
ENERGY (CONTINUED)
Nexen, Inc.
  5.20%, due 3/10/15                                $   100,000   $     97,615
Norsk Hydro ASA
  7.25%, due 9/23/27                                    250,000        301,830
Petro-Canada
  4.00%, due 7/15/13                                    100,000         91,808
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                                    100,000         92,771
                                                                  ------------
                                                                       888,027
                                                                  ------------
INSURANCE (0.0%)++
ACE, Ltd.
  6.00%, due 4/1/07                                     175,000        177,129
                                                                  ------------

MANUFACTURING (0.2%)
Alcan, Inc.
  6.45%, due 3/15/11                                    100,000        105,090
Brascan Corp.
  5.75%, due 3/1/10                                      50,000         50,821
Falconbridge, Ltd.
  8.375%, due 2/15/11                                    75,000         83,999
Inco, Ltd.
  5.70%, due 10/15/15                                   100,000         98,803
Potash Corp. of Saskatchewan
  7.125%, due 6/15/07                                   100,000        103,275
Tyco International Group S.A.
  6.375%, due 10/15/11                                  250,000        262,667
                                                                  ------------
                                                                       704,655
                                                                  ------------
REGIONAL GOVERNMENT (0.2%)
Province of Manitoba
  5.50%, due 10/1/08                                    250,000        255,051
Province of Quebec
  Series NJ
  7.50%, due 7/15/23                                    302,000        379,470
                                                                  ------------
                                                                       634,521
                                                                  ------------
TELECOM (0.1%)
TELUS Corp.
  7.50%, due 6/1/07                                     100,000        103,840
  8.00%, due 6/1/11                                     100,000        112,449
                                                                  ------------
                                                                       216,289
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TRANSPORTATION (0.0%)++
Canadian National Railway Co.
  6.375%, due 10/15/11                              $   100,000   $    106,443
                                                                  ------------
Total Yankee Bonds
  (Cost $4,187,759)                                                  4,345,103
                                                                  ------------
Total Long-Term Bonds
  (Cost $326,498,412)                                              322,549,696
                                                                  ------------

SHORT-TERM INVESTMENTS (17.6%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.9%)
Skandinaviska Enskilda
  Banken AB
  4.082%, due 2/22/06 (e)(f)                          2,960,436      2,960,436
                                                                  ------------
Total Certificate of Deposit
  (Cost $2,960,436)                                                  2,960,436
                                                                  ------------
COMMERCIAL PAPER (2.2%)
Alcoa, Inc.
  4.06%, due 11/1/05 (g)                                570,000        570,000
Countrywide Financial Corp.
  4.06%, due 11/1/05 (g)                              5,900,000      5,900,000
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (e)                               986,812        986,812
                                                                  ------------
Total Commercial Paper
  (Cost $7,456,812)                                                  7,456,812
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (4.5%)
BGI Institutional Money Market Fund (e)              14,776,451     14,776,451
                                                                  ------------
Total Investment Company
  (Cost $14,776,451)                                                14,776,451
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (9.9%)
Bank of the West (The)
  4.02%, due 12/8/05 (e)                            $ 3,947,247      3,947,247
Barclays
  3.92%, due 12/5/05 (e)                              1,973,624      1,973,624
  3.94%, due 11/28/05 (e)                             2,960,435      2,960,435
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (e)                              2,960,435      2,960,435
Deutsche Bank
  3.95%, due 12/2/05 (e)                              1,973,624      1,973,624
First Tennessee National Corp.
  3.88%, due 11/14/05 (e)                             2,960,436      2,960,436

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 129

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Fortis Bank
  4.00%, due 12/12/05 (e)                           $ 2,960,436   $  2,960,436
Halifax Bank of Scotland
  3.75%, due 11/1/05 (e)                              2,960,436      2,960,436
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (e)                             1,973,624      1,973,624
Societe Generale
  3.77%, due 11/1/05 (e)                              2,960,436      2,960,436
UBS AG
  4.01%, due 12/13/05 (e)                             1,973,624      1,973,624
Wells Fargo & Co.
  4.00%, due 11/25/05 (e)                             2,960,435      2,960,435
                                                                  ------------
Total Time Deposits
  (Cost $32,564,792)                                                32,564,792
                                                                  ------------
U.S. GOVERNMENT (0.1%)
United States Treasury Bill
  3.23%, due 12/8/05 (g)                                300,000        298,892
                                                                  ------------
Total U.S. Government
  (Cost $298,970)                                                      298,892
                                                                  ------------
Total Short-Term Investments
  (Cost $58,057,461)                                                58,057,383
                                                                  ------------
Total Investments
  (Cost $384,555,873) (h)                                 115.5%   380,607,079(i)
Liabilities in Excess of
  Cash and Other Assets                                   (15.5)   (51,159,987)
                                                    -----------   ------------
Net Assets                                                100.0%  $329,447,092
                                                    ===========   ============

                                                    CONTRACTS            UNREALIZED
                                                         LONG      DEPRECIATION (J)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------------
UNITED STATES (0.0%)++
United States Treasury Note
  December 2005 (5 Year)                                   15   $           (27,806)
                                                                -------------------
Total Futures Contracts
  (Settlement Value $1,588,360) (k)                             $           (27,806)
                                                                ===================

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be
     determined upon settlement. The market value of these
     securities at October 31, 2005 is $10,528,795.
(d)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(e)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at
     October 31, 2005.
(g)  Segregated, partially segregated or designated as
     collateral for futures contracts and TBAs.
(h)  The cost for federal income tax purposes is
     $384,654,444.
(i)  At October 31, 2005, net unrealized depreciation was
     $4,047,365 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $2,060,040 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $6,107,405.
(j)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     October 31, 2005
(k)  The combined market value of U.S. Government & Federal
     Agencies investments and settlement value of U.S.
     Treasury Note futures contracts represents 73.8% of net
     assets.

 130   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $384,555,873) including
  $50,200,092 market value of securities
  loaned                                        $380,607,079
Cash                                                  19,144
Receivables:
  Investment securities sold                      16,098,598
  Dividends and interest                           3,018,939
  Fund shares sold                                   825,051
  Variation margin on futures contracts                7,734
Other assets                                          20,571
                                                -------------
    Total assets                                 400,597,116
                                                -------------
LIABILITIES:
Securities lending collateral                     51,288,491
Payables:
  Investment securities purchased                 18,836,569
  Fund shares redeemed                               761,286
  Manager                                             96,443
  Professional                                        52,082
  Shareholder communication                           28,874
  Transfer agent                                      21,998
  NYLIFE Distributors                                 13,670
  Custodian                                            9,331
Accrued expenses                                      33,973
Dividend payable                                       7,307
                                                -------------
    Total liabilities                             71,150,024
                                                -------------
Net assets                                      $329,447,092
                                                =============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                       $      6,023
  Class I                                             24,798
Additional paid-in capital                       336,696,557
Accumulated distributions in excess of net
  investment income                                   (5,795)
Accumulated net realized loss on investments
  and futures contracts                           (3,297,891)
Net unrealized depreciation on investments and
  futures contracts                               (3,976,600)
                                                -------------
Net assets                                      $329,447,092
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 64,351,023
                                                =============
Shares of capital stock outstanding                6,022,568
                                                =============
Net asset value per share outstanding           $      10.68
Maximum sales charge (3.00% of offering price)          0.33
                                                -------------
Maximum offering price per share outstanding    $      11.01
                                                =============
CLASS I
Net assets applicable to outstanding shares     $265,096,069
                                                =============
Shares of capital stock outstanding               24,798,142
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.69
                                                =============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 131

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 12,020,113
  Income from securities loaned--net                 139,240
                                                -------------
    Total income                                  12,159,353
                                                -------------
EXPENSES:
  Manager                                          1,466,215
  Distribution/Service--Class A                      145,674
  Professional                                        94,229
  Transfer agent--Class A                             57,745
  Transfer agent--Class I                             29,578
  Portfolio pricing                                   84,178
  Custodian                                           73,122
  Shareholder communication                           37,868
  Registration                                        29,575
  Directors                                           24,945
  Miscellaneous                                       28,687
                                                -------------
    Total expenses before waiver/reimbursement     2,071,816
  Expense waiver/reimbursement from Manager         (528,248)
                                                -------------
    Net expenses                                   1,543,568
                                                -------------
Net investment income                             10,615,785
                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments from:
  Security transactions                              708,201
  Futures transactions                               (31,679)
                                                -------------
Net realized gain on investments and futures
  transactions                                       676,522
                                                -------------
Net change in unrealized appreciation on
  investments:
  Security transactions                           (9,268,202)
  Futures transactions                               (89,610)
                                                -------------
Net unrealized loss on investments                (9,357,812)
                                                -------------
Net realized and unrealized loss on
  investments and futures transactions            (8,681,290)
                                                -------------
Net increase in net assets resulting from
  operations                                    $  1,934,495
                                                =============

 132   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                             2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $ 10,615,785   $   7,953,195
 Net realized gain on investments
  and futures transactions                676,522         918,947
 Net change in unrealized
  appreciation on investments and
  futures contracts                    (9,357,812)      2,429,573
                                     ----------------------------
 Net increase in net assets
  resulting from operations             1,934,495      11,301,715
                                     ----------------------------
Dividends to shareholders:
 From net investment income:
   Class A                             (2,273,573)     (1,084,652)
   Class I                            (10,119,396)     (6,323,062)
   Service Class                               --        (156,873)
                                     ----------------------------
 Total dividends to shareholders      (12,392,969)     (7,564,587)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             36,547,875      66,652,900
   Class I                            104,346,947      62,155,413
   Service Class                               --       5,106,292
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                              2,249,789       1,078,191
   Class I                             10,087,468       6,314,766
   Service Class                               --         156,825
                                     ----------------------------
                                      153,232,079     141,464,387

                                             2005            2004

 Cost of shares redeemed:
   Class A                           $(20,487,442)  $ (20,219,408)
   Class I                            (49,109,245)    (47,411,486)
   Service Class                               --     (36,166,785)
                                     ----------------------------
                                      (69,596,687)   (103,797,679)
    Increase in net assets derived
     from capital share
     transactions                      83,635,392      37,666,708
                                     ----------------------------
    Net increase in net assets         73,176,918      41,403,836

NET ASSETS:
Beginning of year                     256,270,174     214,866,338
                                     ----------------------------
End of year                          $329,447,092   $ 256,270,174
                                     ============================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of year    $     (5,795)  $   1,380,880
                                     ============================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 133

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                CLASS A                                     CLASS I
                                       -------------------------   ----------------------------------------------------------
                                                     JANUARY 2,
                                                        2004*
                                       YEAR ENDED      THROUGH
                                       OCTOBER 31,   OCTOBER 31,                     YEAR ENDED OCTOBER 31,
                                          2005          2004         2005       2004       2003         2002           2001
Net asset value at beginning of
  period                                 $ 11.07       $ 10.95     $  11.07   $  10.89   $  10.86     $  11.21        $ 10.73
                                       -----------   -----------   --------   --------   --------     --------        -------
Net investment income                       0.36          0.33         0.40       0.34       0.39         0.52 (c)       0.65 (c)
Net realized and unrealized gain
  (loss) on investments                    (0.32)         0.13        (0.31)      0.19       0.04         0.08           0.72
                                       -----------   -----------   --------   --------   --------     --------        -------
Total from investment operations            0.04          0.46         0.09       0.53       0.43         0.60           1.37
                                       -----------   -----------   --------   --------   --------     --------        -------
Less dividends:
  From net investment income               (0.43)        (0.34)       (0.47)     (0.35)     (0.40)       (0.95)         (0.89)
                                       -----------   -----------   --------   --------   --------     --------        -------
Net asset value at end of period         $ 10.68       $ 11.07     $  10.69   $  11.07   $  10.89     $  10.86        $ 11.21
                                       ===========   ===========   ========   ========   ========     ========        =======
Total investment return (a)                 0.39%         3.65%(b)     0.82%      5.01%      3.97%        5.92%         13.44%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                   3.45%         3.16%+       3.79%      3.43%      3.39%        4.83%          6.00%
    Net expenses                            0.80%         0.78%+       0.46%      0.50%      0.50%        0.50%          0.50%
    Expenses (before
      waiver/reimbursement)                 0.98%         0.94%+       0.64%      0.66%      0.68%        0.74%          0.71%
Portfolio turnover rate                      156%(d)       104%         156%(d)      104%      110%         56%            57%
Net assets at end of period (in
  000's)                                 $64,351       $48,062     $265,096   $208,208   $184,051     $125,169        $81,890

*    Commencement of operations.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.
(d)  The portfolio turnover rate not including mortgage dollar rolls for the year ending
     October 31, 2005 is 62%.

 134   MainStay Indexed Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY INTERMEDIATE TERM BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -3.90%  4.20%   4.65%
Excluding sales charges   0.63   5.16    5.13

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/95                                                                    9550                              10000
                                                                           10022                              10585
                                                                           10795                              11526
                                                                           11710                              12602
                                                                           11557                              12669
                                                                           12244                              13594
                                                                           13936                              15573
                                                                           14142                              16490
                                                                           14911                              17299
                                                                           15650                              18256
10/31/05                                                                   15749                              18463

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -4.98%  4.07%   4.37%
Excluding sales charges  -0.11   4.41    4.37

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/95                                                                   10000                              10000
                                                                           10418                              10585
                                                                           11137                              11526
                                                                           11990                              12602
                                                                           11754                              12669
                                                                           12357                              13594
                                                                           13961                              15573
                                                                           14060                              16490
                                                                           14716                              17299
                                                                           15348                              18256
10/31/05                                                                   15331                              18463

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.08%  4.41%   4.37%
Excluding sales charges  -0.11   4.41    4.37

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/95                                                                   10000                              10000
                                                                           10418                              10585
                                                                           11137                              11526
                                                                           11990                              12602
                                                                           11754                              12669
                                                                           12357                              13594
                                                                           13961                              15573
                                                                           14060                              16490
                                                                           14716                              17299
                                                                           15348                              18256
10/31/05                                                                   15332                              18463

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/ Trustees. From inception (1/2/91) through 12/31/03, performance for Class A, B, and C shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.MAINSTAYfunds.com     135

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         0.97%  5.45%   5.40%

(PERFORMANCE GRAPH)

                                                                 MAINSTAY INTERMEDIATE TERM         LEHMAN BROTHERS AGGREGATE
                                                                         BOND FUND                          BOND INDEX
                                                                 --------------------------         -------------------------
10/31/95                                                                   10000                              10000
                                                                           10519                              10585
                                                                           11356                              11526
                                                                           12348                              12602
                                                                           12218                              12669
                                                                           12976                              13594
                                                                           14800                              15573
                                                                           15056                              16490
                                                                           15912                              17299
                                                                           16756                              18256
10/31/05                                                                   16918                              18463

                                                         ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS    YEARS
------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index(1)               1.13%   6.31%   6.32%
Average Lipper intermediate investment grade fund(2)     0.82    5.75    5.52

1. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 136   MainStay Intermediate Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERMEDIATE TERM BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,001.40            $5.45            $1,019.60             $5.50
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $  997.65            $9.21            $1,015.85             $9.30
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $  997.65            $9.21            $1,015.85             $9.30
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,001.85            $3.68            $1,021.35             $3.72
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.08% for Class A, 1.83% for Class B and Class C, and 0.72% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                   www.MAINSTAYfunds.com     137

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                62.6
Short-Term Investments (collateral from securities lending                        28.3
  is 1.8%)
Corporate Bonds                                                                   14.2
Mortgage-Backed Securities                                                         5.7
Foreign Corporate Bonds                                                            5.4
Asset-Backed Securities                                                            4.1
Municipal Bond                                                                     0.3
Yankee Bonds                                                                       0.2
Preferred Stock                                                                    0.1
Convertible Bonds                                                                  0.0
Common Stock                                                                       0.0
Warrants                                                                           0.0
Liabilities in Excess of Cash and Other Assets                                   (20.9)

* Less than one tenth of a percent.

See Portfolio of Investments on page 141 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 6.00%, due 12/1/35 TBA
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.00%, due 12/1/35 TBA
 3.  United States Treasury Note 2.625%, due 11/15/06
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.50%, due 12/1/20 TBA
 5.  United States Treasury Bond 6.00%, due 2/15/26
 6.  United States Treasury Note 3.375%, due 2/15/08
 7.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 4.50%, due 11/1/18
 8.  United States Treasury Bond 6.25%, due 8/15/23
 9.  Federal National Mortgage Association 5.50%, due
     5/2/06
10.  Federal National Mortgage Association 4.75%, due
     1/2/07

 138   MainStay Intermediate Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough and Christopher Harms of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in bonds, with at least 65% of its total assets invested in debt securities rated Baa or better by Moody's Investors Service, Inc.,(1) or BBB or better by S&P when purchased, or if unrated, determined to be of comparable quality. The effective maturity of the portfolio is usually in the three- to 10-year range although it may vary depending on market conditions. As part of the Fund's principal investment strategies, we may use practices such as mortgage dollar rolls and securities lending. The Fund may invest in both U.S. and foreign debt securities. In implementing this strategy, we conduct a continuing review of yields and other information from a proprietary data base. Among the principal factors we consider in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector are fundamental economic cycle analysis, credit quality, and interest-rate trends. We make shifts in maturity based on a broad range of fundamental and technical indicators.

WHAT ECONOMIC FORCES AFFECTED THE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Debate over the lasting effects of higher energy costs continued, with aggregate demand and inflation among the key concerns. Noting that "higher energy and other costs have the potential to add to inflation pressures," the Federal Open Market Committee raised the targeted federal funds rate to 3.75% on September 20, 2005. The move was the Federal Open Market Committee's eighth increase during the reporting period. Since rebuilding activity following hurricanes Katrina and Rita may stimulate the economy, the Eurodollar futures market anticipates that additional interest-rate hikes may be needed to keep inflation in check.

HOW DID THE TREASURY YIELD CURVE CHANGE DURING THE REPORTING PERIOD?

From October 29, 2004 to October 31, 2005, the two-year Treasury yield advanced 183 basis points (from 2.56% to 4.38%). (A basis point is one-hundredth of a percentage point.) Over the same period, five-year Treasury yields increased 116 basis points (from 3.29% to 4.45%) and 10-year Treasury yields rose 53 basis points (from 4.03% to 4.56%). 30-year Treasury yields, on the other hand, declined four basis points (from 4.79% to 4.75%).(2) Strong inflows from Asian central banks helped support prices among longer-dated Treasurys and resulted in a substantial flattening of the yield curve during the reporting period. We have positioned the Fund to take advantage of this flattening trend. In July, China's decision to revamp its currency policy and adopt a managed floating exchange rate disrupted the Treasury market. Fortunately, Congress toned down its protectionist rhetoric and speculation about the imminent collapse of China's appetite for U.S. Treasurys gradually subsided.

WHAT ELSE HAVE YOU DONE TO POSITION THE FUND IN THIS MARKET ENVIRONMENT?

The Fund benefited from our positioning, which emphasized the potential for higher interest rates and a flattening yield curve. During the 12-month reporting period, we sought to benefit from the yield advantages of positions in moderate- and lower-quality securities. The Fund had exposure to issuers in oil-rich emerging economies. We also used rigorous credit analysis to help improve the Fund's chances of avoiding negative credit events.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains which are taxable.
1. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2. Source: Bloomberg--Historical yield curve data. Rounding may affect results.

                                                   www.MAINSTAYfunds.com     139

This positioning was significantly different than a year ago, when we were seeking credit risk to increase incremental returns. The new positioning sought a better balance between interest-rate risk and credit risk, particularly as it became more difficult for the market to compensate investors appropriately for additional credit risk.

HOW HAS THE MAKEUP OF THE FUND'S PORTFOLIO CHANGED DURING THE REPORTING PERIOD?

During the reporting period, we reduced the Fund's allocation to investment-grade and high-yield corporate bonds to acknowledge that these sectors had approached fair value. The proceeds were split among Treasurys, agency debentures, mortgage-backed securities, and cash equivalents.

HOW WAS THE FUND INVESTED AT THE END OF THE REPORTING PERIOD?

On October 31, 2005, the Fund held 16% of its net assets in Treasurys, 10% in agency debentures, 18% in investment-grade corporate bonds, 3% in high-yield corporate bonds, 36% in residential mortgage-backed securities, 6% in commercial mortgage-backed securities, 4% in asset-backed securities, and 7% in cash equivalents. The Fund's substantial cash position helped balance a concentration at the long end of the yield curve. The longer-dated securities reflected the Fund's curve-flattening bias.

As of October 31, 2005, the Fund's duration was 4.4 years, or 96% of the duration of the Lehman Brothers(R) Aggregate Bond Index, the Fund's benchmark. With a shorter duration, we believe the Fund should be less sensitive than the Index to changes in interest rates.

At the end of October, the Fund was overweighted relative to the Lehman Brothers(R) Aggregate Bond Index in high-yield corporate bonds, asset-backed securities, mortgage-backed securities, and cash equivalents. The Fund was underweighted relative to the Index in Treasurys, investment-grade corporate bonds, and agency debentures.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY INTERMEDIATE TERM BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 140   MainStay Intermediate Term Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

LONG-TERM BONDS (92.5%)+
ASSET-BACKED SECURITIES (4.1%)
-----------------------------------------------------------------------------
CONSUMER FINANCE (1.3%)
Harley-Davidson Motorcycle Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11                               $1,695,000   $  1,639,167
                                                                 ------------

CONSUMER LOANS (0.5%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                 675,000         693,841
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (1.6%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                  460,000         462,041
Chemical Master Credit
  Card Trust I
  Series 1996-2, Class A
  5.98%, due 9/15/08                                1,625,000       1,629,773
                                                                 ------------
                                                                    2,091,814
                                                                 ------------
ELECTRIC (0.6%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                    51,006          58,912
Public Service New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1, Class A
  4.58%, due 2/1/10                                   737,127         735,624
                                                                 ------------
                                                                      794,536
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
  Series 1999-B, Class 1A4
  6.545%, due 4/7/18                                   79,764          80,107
                                                                 ------------
Total Asset-Backed Securities
  (Cost $5,359,354)                                                 5,299,465
                                                                 ------------
CONVERTIBLE BONDS (0.0%)++
-----------------------------------------------------------------------------
ADVERTISING (0.0%)++
Lamar Advertising Co.
  2.875%, due 12/31/10                                 15,000          16,050
                                                                 ------------

HEALTH CARE-SERVICES (0.0%)++
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21                           40,000          29,500
                                                                 ------------

MEDIA (0.0%)++
UnitedGlobalCom, Inc.
  1.75%, due 4/15/24                                   10,000          12,194
                                                                 ------------
Total Convertible Bonds
  (Cost $57,967)                                                       57,744
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (14.2%)
-----------------------------------------------------------------------------
ADVERTISING (0.0%)++
Bear Creek Corp.
  9.00%, due 3/1/13 (a)                             $   5,000    $      5,125
                                                                 ------------

AEROSPACE & DEFENSE (0.0%)++
Sequa Corp.
  9.00%, due 8/1/09                                    25,000          25,937
                                                                 ------------

AGRICULTURE (0.2%)
Cargill, Inc.
  4.375%, due 6/1/13 (a)                              245,000         231,827
                                                                 ------------

AIRLINES (0.3%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (b)                              40,000           7,100
Southwest Airlines Co.
  5.125%, due 3/1/17                                  425,000         390,773
                                                                 ------------
                                                                      397,873
                                                                 ------------
AUTO PARTS & EQUIPMENT (0.0%)++
Collins & Aikman Products Co.
  12.875%, due 8/15/12 (a)(b)                          25,000           3,000
Goodyear Tire & Rubber Co. (The)
  6.625%, due 12/1/06                                  15,000          15,075
  12.75%, due 3/1/11 (a)                               20,000          22,100
                                                                 ------------
                                                                       40,175
                                                                 ------------
BUILDING MATERIALS (0.0%)++
Dayton Superior Corp.
  10.75%, due 9/15/08                                  20,000          19,400
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 141

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
CHEMICALS (0.5%)
Cargill, Inc.
  5.00%, due 11/15/13 (a)                           $ 570,000    $    560,380
Equistar Chemicals, L.P.
  10.625%, due 5/1/11                                  15,000          16,350
Terra Capital, Inc.
  12.875%, due 10/15/08                                20,000          23,600
                                                                 ------------
                                                                      600,330
                                                                 ------------
COMMERCIAL SERVICES (0.0%)++
Williams Scotsman, Inc.
  8.50%, due 10/1/15 (a)                                5,000           5,075
                                                                 ------------

COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                   15,000          13,725
  4.875%, due 1/15/14                                   5,000           4,350
  9.125%, due 8/15/13 (a)                              10,000          10,150
  10.25%, due 8/15/15 (a)                              15,000          14,869
                                                                 ------------
                                                                       43,094
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (3.3%)
American Real Estate Partners, L.P.
  8.125%, due 6/1/12                                   35,000          35,962
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                  450,000         441,986
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                  15,000          15,300
FGIC Corp.
  6.00%, due 1/15/34 (a)                              635,000         636,295
Ford Motor Credit Co.
  7.00%, due 10/1/13 (c)                              413,000         378,005
General Motors Acceptance Corp.
  5.625%, due 5/15/09                                  20,000          18,911
  6.75%, due 12/1/14 (c)                               20,000          19,125
  8.00%, due 11/1/31 (c)                               50,000          51,617
Goldman Sachs Group, Inc. (The)
  6.345%, due 2/15/34                                 500,000         501,384
HSBC Finance Corp.
  5.00%, due 6/30/15                                  520,000         500,939
  7.25%, due 5/15/06                                  208,000         210,831
J Paul Getty Trust
  Series 2003
  5.875%, due 10/1/33                                 460,000         466,685
JP Morgan Chase Capital XVII
  5.85%, due 8/1/35                                   300,000         283,266
LaBranche & Co., Inc.
  11.00%, due 5/15/12                                  15,000          16,575
OMX Timber Finance Investments LLC
  Series 1
  5.42%, due 1/29/20 (a)                              255,000         252,544
Rainbow National Services LLC
  8.75%, due 9/1/12 (a)                                15,000          15,750
Residential Capital Corp.
  6.375%, due 6/30/10 (a)                             435,000         441,849
Vanguard Health
  Holding Co. II LLC
  9.00%, due 10/1/14                                   15,000          15,637
                                                                 ------------
                                                                    4,302,661
                                                                 ------------
ELECTRIC (1.6%)
American Electric Power Co., Inc.
  Series C
  5.375%, due 3/15/10                                 215,000         216,714
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (a)                             725,000         717,612
NiSource Finance Corp.
  5.45%, due 9/15/20                                  265,000         253,441
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08                                  20,000          20,750
Tenaska Virginia Partners, L.P.
  6.119%, due 3/30/24 (a)                             871,144         897,366
                                                                 ------------
                                                                    2,105,883
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Spectrum Brands, Inc.
  8.50%, due 10/1/13                                $  20,000    $     18,100
                                                                 ------------

ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
  6.75%, due 8/15/14                                   55,000          56,787
                                                                 ------------

ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12                                  20,000          19,550
                                                                 ------------

FOOD (0.3%)
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                    5,000           4,712
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13                                   11,000          10,175
Safeway, Inc.
  6.50%, due 3/1/11                                   355,000         364,689
                                                                 ------------
                                                                      379,576
                                                                 ------------

 142   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.1%)
Georgia-Pacific Corp.
  8.875%, due 5/15/31                               $  50,000    $     56,875
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Ameripath, Inc.
  10.50%, due 4/1/13                                   20,000          20,800
Quest Diagnostics, Inc.
  5.45%, due 11/1/15 (a)                              190,000         189,420
                                                                 ------------
                                                                      210,220
                                                                 ------------
HEALTH CARE SERVICES (0.8%)
Highmark, Inc.
  6.80%, due 8/15/13 (a)                              920,000         987,264
                                                                 ------------

HOME BUILDERS (0.3%)
Beazer Homes USA, Inc.
  6.875%, due 7/15/15                                 350,000         321,125
                                                                 ------------

INSURANCE (0.0%)++
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                 20,000          21,400
Provident Cos., Inc.
  7.25%, due 3/15/28                                   10,000           9,651
                                                                 ------------
                                                                       31,051
                                                                 ------------
IRON & STEEL (0.0%)++
United States Steel Corp.
  9.75%, due 5/15/10                                   15,000          16,350
                                                                 ------------

LODGING (0.0%)++
MGM Mirage, Inc.
  8.375%, due 2/1/11                                    5,000           5,287
  8.50%, due 9/15/10                                   10,000          10,725
                                                                 ------------
                                                                       16,012
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MEDIA (1.5%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                $ 550,000    $    516,534
Time Warner
  Entertainment Co., L.P.
  10.15%, due 5/1/12                                1,081,000       1,333,192
Ziff Davis Media, Inc.
  10.25%, due 5/1/12 (d)                               30,000          29,250
                                                                 ------------
                                                                    1,878,976
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (0.1%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                    60,000          57,000
                                                                 ------------

OIL & GAS (0.4%)
Enterprise Products Operating, L.P.
  Series B
  6.65%, due 10/15/34                                 535,000         535,658
Forest Oil Corp.
  8.00%, due 12/15/11                                  10,000          10,925
Mission Resources Corp.
  9.875%, due 4/1/11                                    5,000           5,225
Parker Drilling Co.
  9.625%, due 10/1/13 (a)                              15,000          16,950
                                                                 ------------
                                                                      568,758
                                                                 ------------
OIL & GAS SERVICES (0.0%)++
Lone Star Technologies, Inc.
  9.00%, due 6/1/11                                    25,000          26,375
                                                                 ------------

PACKAGING & CONTAINERS (0.0%)++
Owens-Illinois, Inc.
  8.10%, due 5/15/07 (c)                               20,000          20,300
                                                                 ------------

PHARMACEUTICALS (0.6%)
Eli Lilly & Co.
  6.77%, due 1/1/36                                   500,000         587,811
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                  155,000         167,874
                                                                 ------------
                                                                      755,685
                                                                 ------------
PIPELINES (0.9%)
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (a)                              25,000          26,875
El Paso Production Holding Co.
  7.75%, due 6/1/13                                    30,000          30,900
Energy Transfer Partners, L.P.
  5.95%, due 2/1/15                                   275,000         268,113
Kern River Funding Corp.
  4.893%, due 4/30/18                                 832,350         811,358
Pacific Energy Partners, L.P.
  7.125%, due 6/15/14                                  20,000          20,800
Williams Cos., Inc.
  7.875%, due 9/1/21                                    5,000           5,394
  8.75%, due 3/15/32                                    5,000           5,769
                                                                 ------------
                                                                    1,169,209
                                                                 ------------
REAL ESTATE (0.5%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   46,000          50,370
iStar Financial, Inc.
  6.50%, due 12/15/13                                 480,000         486,222

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 143

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                 $  30,000    $     30,150
Trustreet Properties, Inc.
  7.50%, due 4/1/15                                    25,000          25,312
                                                                 ------------
                                                                      592,054
                                                                 ------------
RETAIL (2.0%)
CVS Corp.
  5.298%, due 1/11/27 (a)                             580,267         560,317
  5.789%, due 1/10/26 (a)                             111,022         111,509
Dayton Hudson Co.
  8.60%, due 1/15/12                                  390,000         460,227
Kohl's Corp.
  6.00%, due 1/15/33                                  810,000         772,410
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                   30,000          24,750
Wal-Mart Stores, Inc.
  5.25%, due 9/1/35                                   695,000         652,226
                                                                 ------------
                                                                    2,581,439
                                                                 ------------
TELECOMMUNICATIONS (0.6%)
Ameritech Capital Funding Corp.
  6.25%, due 5/18/09                                  185,000         190,876
Dobson Cellular Systems
  8.375%, due 11/1/11                                  10,000          10,425
  9.00%, due 11/1/11 (d)                               10,000          10,375
PanAmSat Corp.
  9.00%, due 8/15/14                                   12,000          12,630
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                               20,000          19,450
Qwest Corp.
  8.875%, due 3/15/12                                  20,000          21,950
Qwest Services Corp.
  13.50%, due 12/15/10                                 25,000          28,562
SBC Communications, Inc.
  4.125%, due 9/15/09                                 415,000         399,575
Triton PCS, Inc.
  8.50%, due 6/1/13 (c)                                15,000          14,025
                                                                 ------------
                                                                      707,868
                                                                 ------------
TEXTILES (0.0%)++
Invista
  9.25%, due 5/1/12 (a)                                30,000          32,212
                                                                 ------------

TRANSPORTATION (0.0%)++
Gulfmark Offshore, Inc.
  7.75%, due 7/15/14                                   20,000          21,000
                                                                 ------------
Total Corporate Bonds
  (Cost $18,613,021)                                               18,301,166
                                                                 ------------
FOREIGN CORPORATE BONDS (5.4%)
-----------------------------------------------------------------------------
BRAZIL (0.8%)
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                                800,000         986,000
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CANADA (0.3%)
Alcan, Inc.
  5.00%, due 6/1/15                                 $ 400,000    $    383,520
CanWest Media, Inc.
  8.00%, due 9/15/12                                   30,000          31,425
Nova Chemicals Corp.
  7.561%, due 11/15/13 (a)                              5,000           5,050
Quebecor Media, Inc. (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                            20,000          20,350
                                                                 ------------
                                                                      440,345
                                                                 ------------
CAYMAN ISLANDS (0.3%)
Arcel Finance Ltd.
  6.361%, due 5/1/12 (a)                              450,000         441,356
                                                                 ------------

CHILE (0.3%)
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (a)                             330,000         330,852
                                                                 ------------

COLOMBIA (0.7%)
Bavaria S.A.
  8.875%, due 11/1/10 (a)                             825,000         898,219
                                                                 ------------

GERMANY (0.3%)
Citibank Global Markets (Severstal) Deutschland
  9.25%, due 4/19/14 (a)                              335,000         360,125
Citigroup, Inc. (JSC Severstal)
  series REGS
  9.25%, due 4/19/14                                   80,000          85,792
                                                                 ------------
                                                                      445,917
                                                                 ------------
JAPAN (0.2%)
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (a)                              250,000         245,072
                                                                 ------------

 144   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

FOREIGN CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
LUXEMBOURG (0.6%)
Gazprom International S.A.
  7.201%, due 2/1/20 (a)                            $ 420,000    $    446,775
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                  25,000          25,750
Tengizchevroil Finance Co.
  6.124%, due 11/15/14 (a)                            235,000         235,588
                                                                 ------------
                                                                      708,113
                                                                 ------------
MEXICO (1.0%)
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                 415,000         406,018
  5.50%, due 1/27/15                                  250,000         240,886
United Mexican States
  7.50%, due 1/14/12                                  240,000         265,920
  8.125%, due 12/30/19                                300,000         358,800
                                                                 ------------
                                                                    1,271,624
                                                                 ------------
SINGAPORE (0.2%)
SP PowerAssets Ltd.
  5.00%, due 10/22/13 (a)                             305,000         302,840
                                                                 ------------

SOUTH KOREA (0.2%)
LG Electronics, Inc.
  5.00%, due 6/17/10 (a)                              265,000         258,302
                                                                 ------------

UNITED KINGDOM (0.5%)
BSKYB Finance UK PLC
  5.625%, due 10/15/15 (a)                            455,000         448,050
  6.50%, due 10/15/35 (a)                             230,000         225,972
                                                                 ------------
                                                                      674,022
                                                                 ------------
Total Foreign Corporate Bonds
  (Cost $6,822,513)                                                 7,002,662
                                                                 ------------

MORTGAGE-BACKED SECURITIES (5.7%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.7%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A1
  4.907%, due 5/11/35                                 205,867         205,836
  Series 2005-5, Class A2
  5.001%, due 9/10/10                                 750,000         744,354


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS (CONTINUED)
Citigroup Commercial
  Mortgage Trust
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                              $ 760,000    $    731,354
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2005-C1, Class A4
  5.225%, due 9/15/20 (d)                             540,000         540,140
LB-UBS Commercial
  Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                                 600,000         569,058
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                                917,978         894,366
  Series 2005-C7, Class A4
  5.197%, due 11/15/30                                565,000         562,000
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                                 876,350         853,349
  Series 2004-BPC1, Class A5
  4.855%, due 10/12/41                              1,415,000       1,371,298
Morgan Stanley Capital I
  Series 2003-IQ5, Class A1
  3.02%, due 4/15/38 (d)                              588,194         570,238
Wachovia Bank Commercial Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                                 333,206         324,474
                                                                 ------------
Total Mortgage-Backed Securities
  (Cost $7,552,745)                                                 7,366,467
                                                                 ------------

MUNICIPAL BOND (0.3%)
-----------------------------------------------------------------------------
TEXAS (0.3%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (d)                              390,000         389,977
                                                                 ------------
Total Municipal Bond
  (Cost $390,000)                                                     389,977
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (62.6%)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (7.3%)
  3.00%, due 8/1/10 (e)                               406,875         385,043
  5.00%, due 12/1/20 TBA (f)                        2,405,000       2,369,675
  5.00%, due 8/1/33 (e)                             2,606,378       2,516,954
  5.50%, due 2/1/33 (e)                             1,965,649       1,944,515
  5.50%, due 12/1/35 TBA (f)                        2,335,000       2,301,434
                                                                 ------------
                                                                    9,517,621
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 145

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.0%)
  4.00%, due 9/2/08                                 $2,025,000   $  1,983,631
  4.625%, due 5/1/13                                  670,000         646,731

V    4.75%, due 1/2/07                              2,715,000       2,718,082
  5.125%, due 1/2/14                                  550,000         546,694
  5.25%, due 8/1/12                                 1,440,000       1,450,655

V    5.50%, due 5/2/06                              2,860,000       2,875,327
  6.25%, due 2/1/11                                   255,000         268,663
  6.625%, due 9/15/09                               2,455,000       2,615,896
                                                                 ------------
                                                                   13,105,679
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.4%)
Series 1998-M6, Class A2
  6.32%, due 8/15/08                                  484,102         497,900
                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (27.2%)
  4.50%, due 4/1/18 (e)                               761,266         737,430
  4.50%, due 7/1/18 (e)                             2,251,785       2,181,279

V    4.50%, due 11/1/18 (e)                         3,191,193       3,091,274
  5.00%, due 9/1/17 (e)                             1,415,112       1,397,475

V    5.00%, due 12/1/35 TBA (f)                     6,830,000       6,565,338
  5.50%, due 2/1/17 (e)                             1,056,994       1,064,692

V    5.50%, due 12/1/20 TBA (f)                     4,550,000       4,574,170
  5.50%, due 11/1/33 (e)                            2,238,163       2,211,559
  5.50%, due 12/1/33 (e)                            1,551,312       1,532,873
  5.50%, due 12/1/35 TBA (f)                        2,570,000       2,531,450
  6.00%, due 8/1/17 (e)                               195,491         200,028

V    6.00%, due 12/1/35 TBA (f)                     6,735,000       6,783,415
  6.50%, due 6/1/31 (e)                               251,256         258,401
  6.50%, due 8/1/31 (e)                               204,496         210,311


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  6.50%, due 10/1/31 (e)                            $ 129,443    $    133,124
  6.50%, due 6/1/32 (e)                               143,085         147,078
  7.00%, due 2/1/32 (e)                               285,676         298,853
  7.00%, due 4/1/32 (e)                               443,392         463,823
  7.50%, due 8/1/31 (e)                               493,391         521,032
                                                                 ------------
                                                                   34,903,605
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.1%)
  6.00%, due 2/15/29 (e)                               96,558          98,428
  6.00%, due 4/15/29 (e)                              529,914         540,042
  6.00%, due 8/15/32 (e)                            1,271,567       1,294,279
  6.50%, due 7/15/28 (e)                              137,034         142,518
  6.50%, due 5/15/29 (e)                               70,069          72,854
  7.50%, due 12/15/28 (e)                             264,986         281,247
  7.50%, due 10/15/29 (e)                              55,624          58,943
  7.50%, due 8/15/30 (e)                              214,827         227,610
                                                                 ------------
                                                                    2,715,921
                                                                 ------------
UNITED STATES TREASURY BONDS (7.5%)

V    6.00%, due 2/15/26                             3,325,000       3,822,450

V    6.25%, due 8/15/23                             2,580,000       3,011,041
  6.25%, due 5/15/30                                  255,000         308,112
  6.875%, due 8/15/25                               1,070,000       1,345,358
  7.50%, due 11/15/16                                 340,000         421,905
  8.75%, due 8/15/20 (c)                              620,000         877,300
                                                                 ------------
                                                                    9,786,166
                                                                 ------------
UNITED STATES TREASURY NOTES (8.1%)

V    2.625%, due 11/15/06                           4,740,000       4,656,495

V    3.375%, due 2/15/08                            3,680,000       3,597,774
  3.875%, due 9/15/10 (c)                           1,770,000       1,723,676
  3.875%, due 2/15/13                                 490,000         470,381
                                                                 ------------
                                                                   10,448,326
                                                                 ------------
Total U.S. Government &
  Federal Agencies
  (Cost $81,964,940)                                               80,975,218
                                                                 ------------

YANKEE BONDS (0.2%) (G)
-----------------------------------------------------------------------------
INSURANCE (0.2%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18 (c)                              20,000          16,295
  7.75%, due 4/26/12 (c)                               20,000          18,401
  8.30%, due 4/15/26 (c)                               20,000          16,576
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                 150,000         147,021
                                                                 ------------
                                                                      198,293
                                                                 ------------
MEDIA (0.0%)++
Rogers Cablesystems Ltd.
  11.00%, due 12/1/15                                  25,000          26,438
                                                                 ------------
OIL & GAS SERVICES (0.0%)++
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                    1,001           1,011
  10.00%, due 11/5/10                                  20,000          22,100
                                                                 ------------
                                                                       23,111
                                                                 ------------
Total Yankee Bonds
  (Cost $258,072)                                                     247,842
                                                                 ------------
Total Long-Term Bonds
  (Cost $121,018,612)                                             119,640,541
                                                                 ------------

 146   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE


COMMON STOCK (0.0%)++
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)++
Marconi Corp. PLC, Sponsored ADR (h)(i)                    31    $        406
                                                                 ------------
Total Common Stock
  (Cost $0)                                                               406
                                                                 ------------
PREFERRED STOCK (0.1%)
-----------------------------------------------------------------------------
REAL ESTATE (0.1%)
Sovereign Real Estate
  Investment Corp.
  12.00% (a)                                               50          72,125
                                                                 ------------
Total Preferred Stock
  (Cost $76,875)                                                       72,125
                                                                 ------------
                                                     NUMBER OF
                                                      WARRANTS

WARRANTS (0.0%)++
-----------------------------------------------------------------------------
MEDIA (0.0%)++
Ono Finance PLC
  Strike Price $0.01
  Expire 3/16/11 (a)(h)(j)                                 60               1
Ziff Davis Holdings, Inc.
  Strike Price $0.001
  Expire 8/12/12 (a)(h)                                 1,210             122
                                                                 ------------
Total Warrants
  (Cost $2,392)                                                           123
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

SHORT-TERM INVESTMENTS (28.3%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.1%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (d)(k)                        $ 133,317         133,317
                                                                 ------------
Total Certificate of Deposit
  (Cost $133,317)                                                     133,317
                                                                 ------------
COMMERCIAL PAPER (21.5%)
American Express Credit Corp.
  3.91%, due 11/18/05 (e)                           4,790,000       4,781,156
American General Finance Corp.
  3.84%, due 11/15/05                               2,085,000       2,081,886
  3.85%, due 11/9/05                                3,660,000       3,656,869
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (k)                              44,439          44,439
General Electric Capital Corp.
  3.86%, due 11/9/05                                5,765,000       5,760,055
Goldman Sachs Group, Inc. (The)
  4.01%, due 11/21/05                                 440,000         439,020
ING US Funding LLC
  4.04%, due 12/27/05                                 635,000         631,009
Merck & Co., Inc.
  3.74%, due 11/1/05                                3,500,000       3,500,000
Merrill Lynch & Co., Inc.
  3.84%, due 11/14/05                                 150,000         149,792
Morgan Stanley
  3.85%, due 11/7/05                                  195,000         194,875
Rabobank USA Finance Corp.
  3.92%, due 11/3/05                                1,460,000       1,459,682
Toyota Motor Credit Corp.
  3.81%, due 11/8/05                                1,965,000       1,963,544
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                3,140,000       3,140,000
                                                                 ------------
Total Commercial Paper
  (Cost $27,802,327)                                               27,802,327
                                                                 ------------
FEDERAL AGENCIES (3.6%)
Federal Home Loan Bank
  3.72%, due 11/2/05                                2,000,000       1,999,793
                                                                 ------------
Federal National Mortgage Association
  3.73%, due 11/14/05                               2,590,000       2,586,507
                                                                 ------------
Total Federal Agencies
  (Cost $4,586,300)                                                 4,586,300
                                                                 ------------
                                                        SHARES

INVESTMENT COMPANIES (2.0%)
BGI Institutional Money Market Fund (k)               665,432         665,432
Merrill Lynch Funds--Premier Institutional Fund     1,940,594       1,940,594
                                                                 ------------
Total Investment Companies
  (Cost $2,606,026)                                                 2,606,026
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

TIME DEPOSITS (1.1%)
Bank of the West (The)
  4.02%, due 12/8/05 (k)                            $ 177,756         177,756
Barclays
  3.92%, due 12/5/05 (k)                               88,878          88,878
  3.94%, due 11/28/05 (k)                             133,317         133,317
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (k)                              133,317         133,317
Deutsche Bank
  3.95%, due 12/2/05 (k)                               88,878          88,878

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 147

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

TIME DEPOSITS (CONTINUED)
First Tennessee National Corp.
  3.88%, due 11/14/05 (k)                           $ 133,317    $    133,317
Fortis Bank
  4.00%, due 12/12/05 (k)                             133,317         133,317
Halifax Bank of Scotland
  3.75%, due 11/1/05 (k)                              133,317         133,317
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (k)                              88,878          88,878
Societe Generale
  3.77%, due 11/1/05 (k)                              133,317         133,317
UBS AG
  4.01%, due 12/13/05 (k)                              88,878          88,878
Wells Fargo & Co.
  4.00%, due 11/25/05 (k)                             133,317         133,317
                                                                 ------------
Total Time Deposits
  (Cost $1,466,487)                                                 1,466,487
                                                                 ------------
Total Short-Term Investments
  (Cost $36,594,457)                                               36,594,457
                                                                 ------------
Total Investments
  (Cost $157,692,336) (l)                               120.9%    156,307,652(m)
Cash and Other Assets,
  Less Liabilities                                      (20.9)    (27,031,483)
                                                    ----------   ------------
Net Assets                                              100.0%   $129,276,169
                                                    ==========   ============


 ++  Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Issue in default.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(e)  Segregated, partially segregated or designated as collateral for TBA's.
(f) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement. The market value of these securities at October 31, 2005 is $25,125,482.
(g) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(h)  Non-income producing security.
(i)  ADR--American Depositary Receipt.
(j)  Illiquid security.
(k) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is $157,708,210.
(m) At October 31, 2005, net unrealized depreciation was $1,400,558 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $733,310 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,133,868.

 148   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $157,692,336) including
  $2,257,699 market value of securities loaned  $156,307,652
Cash                                                   2,548
Receivables:
  Investment securities sold                       1,296,774
  Dividends and interest                           1,016,843
  Fund shares sold                                    84,545
Other assets                                           2,951
                                                -------------
    Total assets                                 158,711,313
                                                -------------
LIABILITIES:
Securities lending collateral                      2,309,675
Payables:
  Investment securities purchased                 26,846,847
  Manager                                             86,648
  Professional                                        37,600
  Transfer agent                                      16,848
  Fund shares redeemed                                10,677
  Shareholder communication                            9,909
  NYLIFE Distributors                                  6,986
  Custodian                                            4,048
Accrued expenses                                      12,009
Dividend payable                                      93,874
Unrealized depreciation on foreign currency
  forward contracts                                       23
                                                -------------
    Total liabilities                             29,435,144
                                                -------------
Net assets                                      $129,276,169
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $        829
  Class B                                                448
  Class C                                                176
  Class I                                             11,842
Additional paid-in capital                       139,028,835
Accumulated undistributed net investment
  income                                             225,712
Accumulated net realized loss on investments      (8,606,966)
Net unrealized depreciation on investments        (1,384,684)
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                              (23)
                                                -------------
Net assets                                      $129,276,169
                                                =============
CLASS A
Net assets applicable to outstanding shares     $  8,061,582
                                                =============
Shares of capital stock outstanding                  829,314
                                                =============
Net asset value per share outstanding           $       9.72
Maximum sales charge (4.50% of offering price)          0.46
                                                -------------
Maximum offering price per share outstanding    $      10.18
                                                =============
CLASS B
Net assets applicable to outstanding shares     $  4,359,313
                                                =============
Shares of capital stock outstanding                  448,163
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.73
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  1,707,914
                                                =============
Shares of capital stock outstanding                  175,575
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.73
                                                =============
CLASS I
Net assets applicable to outstanding shares     $115,147,360
                                                =============
Shares of capital stock outstanding               11,842,128
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.72
                                                =============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 149

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 6,505,814
  Income from securities loaned--net                  20,586
  Dividends                                           17,082
                                                 -----------
    Total income                                   6,543,482
                                                 -----------
EXPENSES:
  Manager                                            993,065
  Professional                                        65,565
  Registration                                        47,990
  Transfer agent--Classes A, B and C                  42,257
  Transfer agent--Class I                             44,796
  Custodian                                           35,667
  Distribution--Class B                               27,542
  Distribution--Class C                               10,665
  Distribution/Service--Class A                       19,460
  Service--Class B                                     9,181
  Service--Class C                                     3,554
  Shareholder communication                           16,784
  Directors                                           14,474
  Miscellaneous                                       38,275
                                                 -----------
    Total expenses before reimbursement            1,369,275
  Expense reimbursement from Manager                (230,222)
                                                 -----------
    Net expenses                                   1,139,053
                                                 -----------
Net investment income                              5,404,429
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                              958,351
  Foreign currency transactions                          (38)
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                              958,313
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                           (4,580,480)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forwards contracts                                (1,317)
                                                 -----------
Net change in unrealized appreciation on
  investments and foreign currency transactions   (4,581,797)
                                                 -----------
Net realized and unrealized loss on investments
  and foreign currency transactions               (3,623,484)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 1,780,945
                                                 ===========

 150   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                             2005           2004
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income               $  5,404,429   $  5,512,283
 Net realized gain on investments
  and foreign currency transactions       958,313      1,524,551
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions        (4,581,797)     1,145,004
                                     ---------------------------
 Net increase in net assets
  resulting from operations             1,780,945      8,181,838
                                     ---------------------------
Dividends to shareholders:
 From net investment income:
   Class A                               (255,680)      (172,999)
   Class B                                (93,542)       (34,439)
   Class C                                (36,913)       (12,080)
   Class I                             (4,971,489)    (5,382,172)
   Service Class                               --        (34,690)
                                     ---------------------------
 Total dividends to shareholders       (5,357,624)    (5,636,380)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              3,766,852      9,342,314
   Class B                              2,728,587      3,085,894
   Class C                              1,376,846      1,131,696
   Class I                             19,210,142     41,460,887
   Service Class                               --        122,232

 Net asset value of shares issued in connection
  with acquisition of Eclipse Core Bond Plus
  Fund:
   Class I                                     --     26,793,396

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                                229,745        160,488
   Class B                                 75,781         26,657
   Class C                                 29,403          8,931
   Class I                              3,972,650      4,629,462
   Service Class                               --         34,517
                                     ---------------------------
                                       31,390,006     86,796,474

                                             2005           2004

 Cost of shares redeemed:
   Class A                           $ (3,788,902)  $ (1,514,090)
   Class B                             (1,077,851)      (415,152)
   Class C                               (598,670)      (205,362)
   Class I                            (59,445,099)   (53,701,731)
   Service Class                               --     (5,930,466)
                                     ---------------------------
                                      (64,910,522)   (61,766,801)
    Increase (decrease) in net
     assets derived from capital
     share transactions               (33,520,516)    25,029,673
                                     ---------------------------
    Net increase (decrease) in net
     assets                           (37,097,195)    27,575,131

NET ASSETS:
Beginning of year                     166,373,364    138,798,233
                                     ---------------------------
End of year                          $129,276,169   $166,373,364
                                     ===========================
Accumulated undistributed net
 investment income at end of year    $    225,712   $    113,989
                                     ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 151

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS A                           CLASS B                    CLASS C
                                            ----------------------------      ----------------------------      --------------
                                                             JANUARY 2,                        JANUARY 2,
                                               YEAR             2004*            YEAR             2004*            YEAR
                                               ENDED           THROUGH           ENDED           THROUGH           ENDED
                                            OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                               2005             2004             2005             2004             2005
Net asset value at beginning of period        $ 9.98           $ 9.86           $ 9.99           $ 9.86           $ 9.99
                                            -----------      -----------      -----------      -----------      -----------
Net investment income                           0.34             0.25             0.26             0.19             0.26
Net realized and unrealized gain (loss) on
  investments                                  (0.28)            0.12            (0.27)            0.13            (0.27)
                                            -----------      -----------      -----------      -----------      -----------
Total from investment operations                0.06             0.37            (0.01)            0.32            (0.01)
                                            -----------      -----------      -----------      -----------      -----------
Less dividends:
  From net investment income                   (0.32)           (0.25)           (0.25)           (0.19)           (0.25)
                                            -----------      -----------      -----------      -----------      -----------
Net asset value at end of period              $ 9.72           $ 9.98           $ 9.73           $ 9.99           $ 9.73
                                            ===========      ===========      ===========      ===========      ===========
Total investment return (a)                     0.63%            3.79%(b)        (0.11)%           3.25%(b)        (0.11)%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       3.45%            2.89%+           2.70%            2.14%+           2.70%
    Net expenses                                1.08%            1.19%+           1.83%            1.94%+           1.83%
    Expenses (before reimbursement)             1.41%            1.37%+           2.16%            2.12%+           2.16%
Portfolio turnover rate                          192%(c)          193%             192%(c)          193%             192%(c)
Net assets at end of period (in 000's)        $8,062           $8,084           $4,359           $2,732           $1,708

                                              CLASS C
                                            -----------
                                            JANUARY 2,
                                               2004*
                                              THROUGH
                                            OCTOBER 31,
                                               2004
Net asset value at beginning of period        $ 9.86
                                            -----------
Net investment income                           0.19
Net realized and unrealized gain (loss) on
  investments                                   0.13
                                            -----------
Total from investment operations                0.32
                                            -----------
Less dividends:
  From net investment income                   (0.19)
                                            -----------
Net asset value at end of period              $ 9.99
                                            ===========
Total investment return (a)                     3.25%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                       2.14%+
    Net expenses                                1.94%+
    Expenses (before reimbursement)             2.12%+
Portfolio turnover rate                          193%
Net assets at end of period (in 000's)        $  937

*    Commencement of Operations.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  The portfolio turnover rate not including mortgage dollar rolls for the year ending
     October 31, 2005 is 76%.
(d)  Per share data based on average shares outstanding during the period.

 152   MainStay Intermediate Term Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      CLASS I
------------------------------------------------------------------------------------
     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
        2005             2004             2003             2002             2001
      $  10.00         $   9.83         $   9.66         $  10.32         $   9.75
     -----------      -----------      -----------      -----------      -----------
          0.38             0.34             0.36(c)          0.45(c)          0.55 (d)
         (0.28)            0.17             0.18            (0.30)            0.76 (e)
     -----------      -----------      -----------      -----------      -----------
          0.10             0.51             0.54             0.15             1.31
     -----------      -----------      -----------      -----------      -----------
         (0.38)           (0.34)           (0.37)           (0.81)           (0.74)
     -----------      -----------      -----------      -----------      -----------
      $   9.72         $  10.00         $   9.83         $   9.66         $  10.32
     ===========      ===========      ===========      ===========      ===========
          0.97%            5.30%            5.69%            1.73%           14.06%
          3.81%            3.33%            3.66%            4.62%            5.53%
          0.72%            0.75%            0.75%            0.75%            0.75%
          0.86%            0.93%            0.90%            0.91%            0.88%
           192%(c)          193%             153%             159%             257%
      $115,147         $154,620         $133,041         $130,813         $116,344

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 153

MAINSTAY SHORT TERM BOND FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -2.91%  2.56%   3.85%
Excluding sales charges   0.09   3.18    4.17

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SHORT TERM         CITIGROUP 1-3 YEAR        CITIGROUP 1-3 YEAR U.S.
                                                        BOND FUND                TREASURY INDEX           TREASURY AGENCY INDEX
                                                   -------------------         ------------------        -----------------------
10/31/95                                                   9700                       10000                       10000
                                                          10218                       10601                       10601
                                                          10812                       11283                       11284
                                                          11534                       12153                       12148
                                                          11794                       12514                       12514
                                                          12477                       13272                       13299
                                                          13779                       14709                       14769
                                                          14185                       15432                       15522
                                                          14425                       15740                       15857
                                                          14580                       16011                       16157
10/31/05                                                  14594                       16114                       16275

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         0.59%  3.52%   4.45%

(PERFORMANCE GRAPH)

                                                   MAINSTAY SHORT TERM         CITIGROUP 1-3 YEAR        CITIGROUP 1-3 YEAR U.S.
                                                        BOND FUND                TREASURY INDEX           TREASURY AGENCY INDEX
                                                   -------------------         ------------------        -----------------------
10/31/95                                                  10000                       10000                       10000
                                                          10559                       10601                       10601
                                                          11199                       11283                       11284
                                                          11964                       12153                       12148
                                                          12264                       12514                       12514
                                                          13006                       13272                       13299
                                                          14395                       14709                       14769
                                                          14856                       15432                       15522
                                                          15145                       15740                       15857
                                                          15372                       16011                       16157
10/31/05                                                  15462                       16114                       16275

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS
-----------------------------------------------------------------------------

Citigroup 1-3 Year Treasury Index(1)                     0.64%  3.96%   4.89%
Citigroup 1-3 Year U.S. Treasury Agency Index(2)         0.73   4.12    4.99
Average Lipper short U.S. government fund(3)             0.71   3.50    4.33

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a max-imum initial sales charge of 3.00% and an annual 12b-1 fee of .25%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (1/2/91) through 12/31/03, performance for Class A shares (first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge and fees and expenses for Class A shares.

1. The Citigroup 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. The Citigroup 1-3 Year U.S. Treasury Agency Index is an unmanaged index that is comprised of U.S. Treasury notes (minimum amount outstanding is $1 billion per issue) and agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. Results assume reinvestment of all income and capital gains. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 154   MainStay Short Term Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SHORT TERM BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,003.95            $5.40            $1,019.65             $5.45
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,006.20            $3.03            $1,022.00             $3.06
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.07% for Class A, and 0.60% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                   www.MAINSTAYfunds.com     155

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government Securities & Federal Agencies Securities                          87.6
Mortgage-Backed Securities                                                         6.2
Short-Term Investments (collateral from securities lending                         4.6
  is 3.6%)
Corporate Bonds                                                                    3.4
Asset-Backed Securities                                                            1.5
Liabilities in Excess of Cash and Other Assets                                    (3.3)

See Portfolio of Investments on page 158 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note 3.625%, due 4/30/07
 2.  United States Treasury Note 2.625%, due 11/15/06
 3.  United States Treasury Note 3.375%, due 2/15/08
 4.  Federal National Mortgage Association 4.75%, due
     1/2/07
 5. Federal Home Loan Mortgage Corporation 4.375%, due 11/16/07
 6.  Federal National Mortgage Association 4.00%, due
     9/2/08
 7.  Federal Home Loan Bank 3.625%, due 2/16/07
 8. Federal Home Loan Mortgage Corporation 4.00%, due 8/17/07
 9. Federal National Mortgage Association 6.625%, due 9/15/09
10. Federal Home Loan Mortgage Corporation 3.30%, due 9/14/07

 156   MainStay Short Term Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Gary Goodenough of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in an actively managed, diversified portfolio of fixed-income securities, including securities with special features, which have price characteristics similar to debt securities. Normally, the Fund will have a dollar-weighted average maturity of three years or less. In implementing this strategy, we continually review yields and other information derived from databases that we maintain to manage fixed-income portfolios. Fundamental economic cycle analysis, credit quality, and interest-rate trends are the principal factors we consider in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's portfolio.

WHAT WAS THE ECONOMIC AND INTEREST-RATE ENVIRONMENT DURING THE REPORTING PERIOD?

According to recent data, the U.S. economy grew at an average rate of 3.6% during the four quarters ended September 30, 2005. Despite damage to the Gulf Coast states from hurricanes Katrina and Rita in the late summer and early autumn, the economy still managed to grow at a seasonally adjusted annual rate of 4.3% during the third calendar quarter of 2005 according to preliminary estimates from Bureau of Economic Analysis.

The Federal Open Market Committee met eight times during the 12 months ended October 31, 2005, and raised the targeted federal funds rate 25 basis points at each meeting. (A basis point is one-hundredth of a percentage point.) These rate hikes brought the targeted federal funds rate to 3.75% at the end of October 2005. From October 29, 2004, to October 31, 2005, yields on three-month Treasury bills rose from 1.89% to 3.89%, while the yields on two-year Treasury notes rose from 2.56% to 4.38%(1). The yield curve flattened significantly during 12-month reporting period.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2005, the Fund was positioned to benefit from a flattening yield curve. The spread(2) between one-year and three-year constant-maturity Treasurys declined from 55 basis points at the beginning of the reporting period to 10 basis points at the end of October 2005.

Spreads on shorter-maturity agency debt were generally stable over the 12 months ended October 31, 2005. The agency sector outperformed the Treasury sector by approximately 25 basis points, while the corporate sector outperformed the Treasury sector by approximately 45 basis points. We substantially reduced the Fund's exposure to corporate bonds during the reporting period. We believe that the Fund's reduced exposure to corporate bonds contributed to the Fund's underperformance of the average Lipper(3) peer fund for 12 months ended October 31, 2005.


The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains which are taxable.
1. Source: Bloomberg--Historical yield curve data.
2. The terms "spread" and "yield spread" often refer to the difference in yield between a specific security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a specific time.
3. See footnote and table on page 154 for more information about Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY SHORT TERM BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.MAINSTAYfunds.com     157

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
LONG-TERM BONDS (98.7%)+
ASSET-BACKED SECURITIES (1.5%)
-----------------------------------------------------------------------------
CONSUMER FINANCE (1.3%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A1
  2.89%, due 7/20/10                                $   734,685   $   715,738
BMW Vehicle Owner Trust
  Series 2003-A, Class A3
  1.94%, due 2/25/07                                      7,790         7,776
Harley-Davidson Motorcycle Trust
  Series 2002-1, Class A2
  4.50%, due 1/15/10                                    261,701       261,561
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                   204,490       202,805
                                                                  -----------
                                                                    1,187,880
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                    110,000       110,488
                                                                  -----------

THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
  Series 1999-B, Class 1A4
  6.545%, due 4/7/18                                     55,835        56,075
                                                                  -----------
Total Asset-Backed Securities
  (Cost $1,382,644)                                                 1,354,443
                                                                  -----------
CORPORATE BONDS (3.4%)
-----------------------------------------------------------------------------
AGRICULTURE (1.3%)
Cargill, Inc.
  6.25%, due 5/1/06 (a)                               1,210,000     1,220,241
                                                                  -----------
HEALTH CARE-SERVICES (2.1%)
Quest Diagnostics, Inc.
  6.75%, due 7/12/06                                  1,860,000     1,883,403
                                                                  -----------
Total Corporate Bonds
  (Cost $3,143,599)                                                 3,103,644
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (6.2%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (6.2%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A1
  4.907%, due 5/11/35                               $   136,298   $   136,278
Citigroup Commercial
  Mortgage Trust
  Series 2005-EMG, Class A1
  4.154%, due 9/20/51 (a)                               715,917       702,265
JP Morgan Chase Commercial Mortgage Securities
  Corp.
  Series 2004-CB9, Class A1
  3.475%, due 6/12/41 (b)                             1,377,022     1,337,408
LB-UBS Commercial
  Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                                   470,000       445,762
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                                  610,581       594,876
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                                 1,290,182     1,256,320
Morgan Stanley Capital I
  Series 2003-IQ5, Class A1
  3.02%, due 4/15/38 (b)                                387,958       376,114
Wachovia Bank Commercial Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                                   932,182       907,755
                                                                  -----------
                                                                    5,756,778
                                                                  -----------
Total Mortgage-Backed Securities
  (Cost $5,907,545)                                                 5,756,778
                                                                  -----------

U.S. GOVERNMENT & FEDERAL AGENCIES (87.6%)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (6.9%)
V    3.625%, due 2/16/07                              6,410,000     6,330,958
                                                                  -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (17.2%)
V    3.30%, due 9/14/07                               2,680,000     2,615,018
  3.625%, due 2/15/07                                 2,600,000     2,568,309
V    4.00%, due 8/17/07 (c)                           3,560,000     3,523,663
V    4.375%, due 11/16/07                             7,225,000     7,192,466
                                                                  -----------
                                                                   15,899,456
                                                                  -----------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 158   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
  Series 1364, Class K
  5.00%, due 9/15/07                                $    44,295   $    44,236
                                                                  -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.1%)
  5.00%, due 1/1/07                                      45,135        45,261
                                                                  -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (22.4%)
  3.15%, due 5/28/08                                    330,000       317,711
V    4.00%, due 9/2/08                                6,480,000     6,347,620
V    4.75%, due 1/2/07                                8,515,000     8,524,665
  5.25%, due 4/15/07                                  2,480,000     2,501,819
V    6.625%, due 9/15/09                              2,845,000     3,031,456
                                                                  -----------
                                                                   20,723,271
                                                                  -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (1.1%)
  Series 1998-M6, Class A2
  6.32%, due 8/15/08                                    987,065     1,015,198
                                                                  -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.9%)
  4.50%, due 11/1/18                                    718,213       695,725
  7.50%, due 4/1/31                                      94,572       100,081
                                                                  -----------
                                                                      795,806
                                                                  -----------
UNITED STATES TREASURY NOTES (39.0%)
V    2.625%, due 11/15/06                            11,340,000    11,140,223
  3.00%, due 11/15/07 (c)                               185,000       180,071
V    3.375%, due 2/15/08 (c)                          9,475,000     9,263,291
V    3.625%, due 4/30/07                             15,580,000    15,406,548
                                                                  -----------
                                                                   35,990,133
                                                                  -----------
Total U.S. Government & Federal Agencies
  (Cost $81,647,184)                                               80,844,319
                                                                  -----------
Total Long-Term Bonds
  (Cost $92,080,972)                                               91,059,184
                                                                  -----------

SHORT-TERM INVESTMENTS (4.6%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (b)(d)                            191,926       191,926
                                                                  -----------
Total Certificate of Deposit
  (Cost $191,926)                                                     191,926
                                                                  -----------

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
COMMERCIAL PAPER (1.1%)
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (d)                           $    63,975   $    63,975
International Business Machines Corp.
  3.77%, due 11/9/05                                    180,000       179,849
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                    720,000       720,000
                                                                  -----------
Total Commercial Paper
  (Cost $963,824)                                                     963,824
                                                                  -----------

                                                         SHARES
INVESTMENT COMPANY (1.0%)
BGI Institutional Money Market Fund (d)                 957,962       957,962
                                                                  -----------
Total Investment Company
  (Cost $957,962)                                                     957,962
                                                                  -----------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (2.3%)
Bank of the West (The)
  4.02%, due 12/8/05 (d)                            $   255,901       255,901
Barclays
  3.92%, due 12/5/05 (d)                                127,951       127,951
  3.94%, due 11/28/05 (d)                               191,926       191,926
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (d)                                191,926       191,926
Deutsche Bank
  3.95%, due 12/2/05 (d)                                127,951       127,951
First Tennessee National Corp.
  3.88%, due 11/14/05 (d)                               191,926       191,926
Fortis Bank
  4.00%, due 12/12/05 (d)                               191,926       191,926
Halifax Bank of Scotland
  3.75%, due 11/1/05 (d)                                191,926       191,926
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (d)                               127,951       127,951
Societe Generale
  3.77%, due 11/1/05 (d)                                191,926       191,926

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 159

                                                      PRINCIPAL
                                                         AMOUNT         VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
UBS AG
  4.01%, due 12/13/05 (d)                           $   127,951   $   127,951
Wells Fargo & Co.
  4.00%, due 11/25/05 (d)                               191,926       191,926
                                                                  -----------
Total Time Deposits
  (Cost $2,111,187)                                                 2,111,187
                                                                  -----------
Total Short-Term Investments
  (Cost $4,224,899)                                                 4,224,899
                                                                  -----------
Total Investments
  (Cost $96,305,871) (e)                                  103.3%   95,284,083(f)
Liabilities in Excess of
  Cash and Other Assets                                    (3.3)   (3,031,863)
                                                    -----------   -----------
Net Assets                                                100.0%  $92,252,220
                                                    ===========   ===========

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  The cost for federal income tax purposes is $96,321,825.
(f)  At October 31, 2005, net unrealized depreciation was $1,037,742 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $521 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,038,263.

 160   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $96,305,871) including
  $3,238,018 market value of securities loaned   $95,284,083
Cash                                                   4,893
Receivables:
  Dividends and interest                             642,031
  Fund shares sold                                    18,008
Other assets                                          12,176
                                                 ------------
    Total assets                                  95,961,191
                                                 ------------

LIABILITIES:
Securities lending collateral                      3,325,050
Payables:
  Fund shares redeemed                               134,475
  Manager                                             46,170
  Professional                                        33,214
  Transfer agent                                      12,418
  Shareholder communication                           10,173
  Custodian                                            2,577
  NYLIFE Distributors                                  1,301
Accrued expenses                                       5,040
Dividend payable                                     138,553
                                                 ------------
    Total liabilities                              3,708,971
                                                 ------------
Net assets                                       $92,252,220
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  500 million shares authorized:
  Class A                                        $       672
  Class I                                              9,502
Additional paid-in capital                        96,439,121
Accumulated distributions in excess of net
  investment income                                  (92,884)
Accumulated net realized loss on investments      (3,082,403)
Net unrealized depreciation on investments        (1,021,788)
                                                 ------------
Net assets                                       $92,252,220
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $ 6,085,489
                                                 ============
Shares of capital stock outstanding                  671,754
                                                 ============
Net asset value per share outstanding            $      9.06
Maximum sales charge (3.00% of offering price)          0.28
                                                 ------------
Maximum offering price per share outstanding     $      9.34
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $86,166,731
                                                 ============
Shares of capital stock outstanding                9,502,347
                                                 ============
Net asset value and offering price per share
  outstanding                                    $      9.07
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 161

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 3,045,298
  Income from securities loaned--net                  32,848
                                                 -----------
    Total income                                   3,078,146
                                                 -----------
EXPENSES:
  Manager                                            575,808
  Professional                                        50,693
  Registration                                        28,359
  Transfer agent--Class A                             22,016
  Transfer agent--Class I                             26,082
  Shareholder communication                           14,908
  Distribution/Service--Class A                       14,713
  Custodian                                           14,160
  Directors                                           10,197
  Miscellaneous                                       16,262
                                                 -----------
    Total expenses before reimbursement              773,198
  Expense reimbursement from Manager                (171,076)
                                                 -----------
    Net expenses                                     602,122
                                                 -----------
Net investment income                              2,476,024
                                                 -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                  (1,158,947)
Net change in unrealized depreciation on
  investments                                       (859,250)
                                                 -----------
Net realized and unrealized loss on investments   (2,018,197)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $   457,827
                                                 ===========

 162   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                             2005           2004
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income               $  2,476,024   $  1,825,945
 Net realized loss on investments      (1,158,947)      (308,327)
 Net change in unrealized
  appreciation (depreciation) on
  investments                            (859,250)      (301,216)
                                     ---------------------------
 Net increase in net assets
  resulting from operations               457,827      1,216,402
                                     ---------------------------

Dividends to shareholders:

 From net investment income:
   Class A                               (124,005)       (99,114)
   Class I                             (2,367,842)    (1,827,034)
   Service Class                               --         (1,630)

 Return of capital:
   Class A                                     --         (4,736)
   Class I                                     --        (87,299)
   Service Class                               --            (78)
                                     ---------------------------
 Total dividends to shareholders       (2,491,847)    (2,019,891)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              3,212,541     20,321,429
   Class I                              8,051,111     18,601,113
   Service Class                               --         17,020

                                             2005           2004

 Net asset value of shares issued in connection
  with acquisition of Eclipse Ultra Short
  Duration Fund:
   Class I                           $         --   $ 74,520,760
   Service Class                               --        218,328

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                                108,119         90,912
   Class I                              1,003,989        929,769
   Service Class                               --          1,608
                                     ---------------------------
                                       12,375,760    114,700,939

 Cost of shares redeemed:
   Class A                             (2,321,279)   (15,105,952)
   Class I                            (16,362,058)   (33,490,788)
   Service Class                               --       (780,868)
                                     ---------------------------
                                      (18,683,337)   (49,377,608)
    Increase (decrease) in net
     assets derived from capital
     share transactions                (6,307,577)    65,323,331
                                     ---------------------------
    Net increase (decrease) in net
     assets                            (8,341,597)    64,519,842

NET ASSETS:
Beginning of year                     100,593,817     36,073,975
                                     ---------------------------
End of year                          $ 92,252,220   $100,593,817
                                     ===========================
Accumulated distributions in excess
 of net investment income at end of
 year                                $    (92,884)  $    (90,640)
                                     ===========================

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 163

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS A                                           CLASS I
                                ----------------------------      -----------------------------------------------------------
                                                 JANUARY 2,
                                   YEAR             2004*
                                   ENDED           THROUGH
                                OCTOBER 31,      OCTOBER 31,                        YEAR ENDED OCTOBER 31,
                                   2005             2004           2005         2004         2003         2002         2001
Net asset value at beginning
  of period                       $ 9.24           $ 9.32         $  9.26      $  9.31      $  9.34      $  9.57      $  9.36
                                -----------      -----------      -------      -------      -------      -------      -------
Net investment income               0.20             0.06            0.24         0.17         0.19         0.29(a)      0.47
Net realized and unrealized
  loss on investments              (0.19)           (0.01)          (0.19)       (0.03)       (0.01)        0.00(d)      0.48
                                -----------      -----------      -------      -------      -------      -------      -------
Total from investment
  operations                        0.01             0.05            0.05         0.14         0.18         0.29         0.95
                                -----------      -----------      -------      -------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income       (0.19)           (0.12)          (0.24)       (0.18)       (0.21)       (0.52)       (0.74)
  Return of capital                   --            (0.01)             --        (0.01)          --           --           --
                                -----------      -----------      -------      -------      -------      -------      -------
Total dividends and
  distributions                    (0.19)           (0.13)          (0.24)       (0.19)       (0.21)       (0.52)       (0.74)
                                -----------      -----------      -------      -------      -------      -------      -------
Net asset value at end of
  period                          $ 9.06           $ 9.24         $  9.07      $  9.26      $  9.31      $  9.34      $  9.57
                                ===========      ===========      =======      =======      =======      =======      =======
Total investment return(b)          0.09%            0.57%(c)        0.59%        1.50%        1.94%        3.21%       10.68%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           2.16%            1.43%+          2.63%        1.83%        2.02%        3.13%        4.93%
    Net expenses                    1.07%            1.00%+          0.60%        0.60%        0.60%        0.60%        0.60%
    Expenses (before
      reimbursement)                1.36%            1.18%+          0.77%        0.78%        0.98%        0.96%        1.03%
Portfolio turnover rate              151%             151%            151%         151%         173%         228%         149%
Net assets at end of period
  (in 000's)                      $6,085           $5,192         $86,167      $95,402      $35,532      $37,201      $30,065

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I and Service Class are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

 164   MainStay Short Term Bond Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY ASSET MANAGER FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM INITIAL SALES CHARGE 5.5%
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       1.55%  -0.18%  8.08%
Excluding sales charges  7.46   0.95    8.69

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
10/31/95                                        9450                  10000                  10000                  10000
                                               11090                  12410                  11648                  10589
                                               13957                  16394                  14230                  11524
                                               16696                  20000                  16641                  12607
                                               18695                  25134                  19240                  12669
                                               20743                  26665                  20522                  13590
                                               18191                  20024                  18184                  15576
                                               16556                  16999                  16903                  16472
                                               18699                  20535                  19290                  17294
                                               20239                  22470                  20738                  18280
10/31/05                                       21749                  24429                  21965                  18507

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       1.60%  -0.13%  7.93%
Excluding sales charges  6.60   0.22    7.93

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
10/31/95                                       10000                  10000                  10000                  10000
                                               11648                  12410                  11648                  10589
                                               14550                  16394                  14230                  11524
                                               17301                  20000                  16641                  12607
                                               19256                  25134                  19240                  12669
                                               21218                  26665                  20522                  13590
                                               18496                  20024                  18184                  15576
                                               16704                  16999                  16903                  16472
                                               18722                  20535                  19290                  17294
                                               20124                  22470                  20738                  18280
10/31/05                                       21451                  24429                  21965                  18507

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       5.68%  0.21%   7.91%
Excluding sales charges  6.68   0.21    7.91

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
10/31/95                                       10000                  10000                  10000                  10000
                                               11659                  12410                  11648                  10589
                                               14557                  16394                  14230                  11524
                                               17296                  20000                  16641                  12607
                                               19229                  25134                  19240                  12669
                                               21179                  26665                  20522                  13590
                                               18446                  20024                  18184                  15576
                                               16666                  16999                  16903                  16472
                                               18685                  20535                  19290                  17294
                                               20066                  22470                  20738                  18280
10/31/05                                       21406                  24429                  21965                  18507

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a max-imum initial sales charge of 5.50% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.MAINSTAYfunds.com     165

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         7.76%  1.17%   8.91%

(PERFORMANCE GRAPH)

                                           MAINSTAY ASSET                                ASSET MANAGER        CITIGROUP BIG BOND
                                            MANAGER FUND          S&P 500 INDEX         COMPOSITE INDEX             INDEX
                                           --------------         -------------         ---------------       ------------------
10/31/95                                       10000                  10000                  10000                  10000
                                               11755                  12410                  11648                  10589
                                               14821                  16394                  14230                  11524
                                               17770                  20000                  16641                  12607
                                               19925                  25134                  19240                  12669
                                               22152                  26665                  20522                  13590
                                               19468                  20024                  18184                  15576
                                               17760                  16999                  16903                  16472
                                               20098                  20535                  19290                  17294
                                               21793                  22470                  20738                  18280
10/31/05                                       23485                  24429                  21965                  18507

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS
-----------------------------------------------------------------------------

Asset Manager Composite Index(1)                         5.92%  1.37%   8.19%
S&P 500(R) Index(2)                                      8.72   -1.74   9.34
Citigroup Broad Investment Grade Bond Index(3)           1.24   6.37    6.35
Average Lipper flexible portfolio fund(4)                8.23   1.58    7.53

terminated only with the approval of the Board of Directors/ Trustees. From inception (1/2/91) through 12/31/03, performance for Class A and B shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and B shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares (first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. The Asset Manager Composite Index is comprised of the S&P 500(R) Index, the Citigroup Broad Investment Grade Bond Index, and the Citigroup 1-Month T-Bill Index weighted 60%/30%/10%, respectively. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Citigroup Broad Investment Grade Bond Index (The "BIG Index") is an unmanaged index that is considered representative of the U.S. investment-grade bond market. The Citigroup 1-Month T-Bill Index includes the monthly return equivalents of yield averages that are not marked to market. The Index is an average of the last one-month Treasury bill issue. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Asset Manager Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Citigroup Broad Investment Grade Bond Index (the "BIG Index") is an unmanaged index that is considered representative of the U.S. investment-grade bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 166   MainStay Asset Manager Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ASSET MANAGER FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,049.05           $ 6.35            $1,018.85            $ 6.26
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,045.10           $10.21            $1,015.10            $10.06
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,045.90           $10.21            $1,015.10            $10.06
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,051.40           $ 4.55            $1,020.60            $ 4.48
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.23% for Class A, 1.98% for Class B and Class C, and 0.88% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                   www.MAINSTAYfunds.com     167

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     60.6
U.S. Government & Federal Agencies                                                19.2
Short-Term Investments (collateral from securities lending                        18.2
  7.6%)
Corporate Bonds                                                                    6.0
Foreign Bonds                                                                      1.2
Real Estate Investment Trusts                                                      1.2
Asset-Backed Securities                                                            0.5
Yankee Bonds                                                                       0.1
Liabilities in Excess of Cash and Other Assets                                    (7.0)

See Portfolio of Investments on page 171 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note 4.25%, due 8/15/15
 2.  MBNA Corp.
 3.  ExxonMobil Corp.
 4.  General Electric Co.
 5.  Microsoft Corp.
 6.  Pfizer, Inc.
 7.  Intel Corp.
 8.  International Business Machines Corp.
 9.  AT&T Corp.
10.  Federal Home Loan Bank 2.875%, due 9/15/06

 168   MainStay Asset Manager Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH DURING THE REPORTING PERIOD?

The Fund normally invests in three asset classes, subject to the following constraints: 30% to 80% of its net assets in common stocks (with specific allocation ranges for stocks that seek to track the performance of the S&P 500(R) Index, the S&P MidCap 400(R) Index, the S&P SmallCap 600(R) Index, and the Morgan Stanley REIT(R) Index),(1) 10% to 60% of its net assets in fixed-income securities selected to parallel the BIG Index,(2) and up to 60% (but normally between 5% and 10%) of its net assets in selected money-market instruments. In implementing this strategy, we use a disciplined methodology to determine the best allocation within the Fund's percentage constraints. We use a proprietary model to estimate expected returns, volatilities, and correlations on domestic and foreign stock markets and on domestic fixed-income securities. The Fund's allocations among stocks, bonds, and money-market securities are structured to take advantage of perceived imbalances in relative pricing.

Effective, January 2, 2006, MainStay Asset Manager Fund will change its name to MainStay Income Manager Fund. In connection with the change, there will be several modifications to the Fund's principal investment strategies. As of that date, the Fund will generally invest at least 80% of its assets in income-producing securities subject to the following constraints: up to 65% of its net assets will be invested in equity securities, and related derivatives, such as dividend paying common and preferred stocks (within this allocation, at least 30% of its net assets will be invested in U.S. equity securities, including investments in REITs). At least 35% of its net assets will be invested in fixed-income securities, including cash and cash equivalents and related derivatives. These securities will consist of both investment-grade and high-yield fixed-income securities including up to 15% of total assets, at the time of purchase, in high-yield securities; and up to 10% of total assets, at the time of purchase, in a combination of emerging-market debt and floating-rate loans. The Fund may also invest in other fixed-income securities without restriction, including government, corporate, asset-backed, and mortgage-backed securities. The Fund does not have a minimum required allocation to money-market instruments and will normally not invest more than 10% in these instruments. Finally, in pursuing its investment objective, the Fund may invest up to 20% of its total assets, at the time of purchase, in foreign securities of developed or emerging markets or in futures associated with such securities.

WHAT WERE SOME OF THE MAJOR MARKET FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The past year saw positive returns for all the major asset classes in which the Fund invests. Among the domestic equity asset classes, real estate investment trusts (REITs) and mid-cap stocks were two of the best performers, while large-cap stocks generated the worst results. International stocks did well compared to their U.S. counterparts.

Bond market performance was mixed. During the reporting period, the Federal Open Market Committee raised the federal funds target rate eight times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) These rate hikes brought the targeted federal funds rate from 1.75% to 3.75%.

During the reporting period, the yield curve flattened substantially. Federal Reserve tightening pushed yields on short-term bonds higher, while strong support from foreign investors helped reduce the yield on 30-year Treasurys.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities and may be subject to greater price volatility. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. "S&P 500(R) Index," "S&P MidCap 400(R) Index," and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. Each index is unmanaged and is considered to be generally representative of a different capitalization segment of the U.S. stock market. The Morgan Stanley REIT(R) Index is an unmanaged, capitalization- weighted index of the most actively traded real estate investment trusts (REITs), and is designed to measure real estate equity performance. Results for all indices assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. See footnote on page 166 for more information on the Citigroup Broad Investment Grade Bond Index.

                                                   www.MAINSTAYfunds.com     169

HOW DID THE FUND'S EQUITIES PERFORM?

During October 2005, the Fund's decision to underweight U.S. equities and overweight non-U.S. equities hurt performance, but for the 12-month reporting period, the decision enhanced results. In addition, strategic allocations to mid-capitalization stocks, small-cap stocks, and REITs contributed positively to performance, since these asset classes outperformed large-cap equities.

HOW DID THE FUND'S FIXED-INCOME INVESTMENTS HELP PERFORMANCE?

In the fixed-income portion of the Fund's portfolio, mortgage-backed securities had the highest return during the reporting period, followed by agency securities, credit, and U.S. Treasurys.

Among U.S. Treasurys and agency securities, the flattening yield curve caused longer-duration securities (those with durations of more than 10 years) to outperform short-duration securities. Within the credit component of the Index, corporate debt rated A performed best, followed by bonds rated AAA, BBB, and AA.(3) Of the three broadest industrial sectors in the credit component of the BIG Index, finance was the strongest performer, utilities was next, followed by industrials. Much of the poor performance in industrial credit came from vehicle parts, textile/apparel/stores, and auto manufacturers. Airlines and tobacco were particularly strong credit sectors.

HOW DID THE ACTIVELY MANAGED SEGMENTS OF THE FUND AFFECT RESULTS?

During the reporting period, the Fund's actively managed U.S.-equity component, contributed a majority of MainStay Asset Manager Fund's outperformance. For the 12-month reporting period, the Fund's bond allocation underperformed slightly.


3. Debt rated AAA has the highest rating assigned by Standard & Poor's, and in the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA by Standard & Poor's is deemed by Standard & Poor's to differ from the highest-rated issues only in small degree. In the opinion of Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment

INFORMATION ABOUT MAINSTAY ASSET MANAGER FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 170   MainStay Asset Manager Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
LONG-TERM BONDS (27.0%)+
ASSET-BACKED SECURITIES (0.5%)
--------------------------------------------------------------------------------------
AIRLINES (0.0%)++
Continental Airlines, Inc.
  Series 1992-2, Class A1
  7.256%, due 3/15/20                               $      35,451   $           34,877
CONSUMER FINANCE (0.5%)
Chase Issuance Trust
  Series 2005-10A, Class A
  4.65%, due 12/17/12                                     750,000              748,725
Citibank Credit Card Issuance Trust
  Series 2003-A2, Class A2
  2.70%, due 1/15/08                                    1,000,000              996,501
                                                                    ------------------
                                                                             1,745,226
                                                                    ------------------
Total Asset-Backed Securities
  (Cost $1,788,734)                                                          1,780,103
                                                                    ------------------

CORPORATE BONDS (6.0%)
--------------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.2%)
Goodrich Corp.
  7.00%, due 4/15/38                                       50,000               54,885
Honeywell International, Inc.
  7.50%, due 3/1/10                                       100,000              109,978
Lockheed Martin Corp.
  7.65%, due 5/1/16                                       100,000              118,775
Northrop Grumman Corp.
  7.125%, due 2/15/11                                     100,000              109,191
  7.875%, due 3/1/26                                       50,000               62,403
Raytheon Co.
  6.40%, due 12/15/18                                      50,000               54,090
  6.75%, due 8/15/07                                       58,000               59,681
United Technologies Corp.
  6.35%, due 3/1/11                                       100,000              106,301
                                                                    ------------------
                                                                               675,304
                                                                    ------------------
AGRICULTURE (0.0%)++
Bunge Ltd. Finance Corp.
  5.10%, due 7/15/15 (a)                                  125,000              120,122
                                                                    ------------------
AUTOMOBILES (0.1%)
DaimlerChrysler N.A. Holding Corp.
  7.30%, due 1/15/12                                      250,000              267,707
                                                                    ------------------

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
BEVERAGES (0.1%)
Anheuser-Busch Cos., Inc.
  5.75%, due 4/1/10                                 $     100,000   $          103,330
Coca-Cola Enterprises, Inc.
  7.00%, due 5/15/98                                      100,000              116,401
Pepsi Bottling Holdings, Inc.
  5.625%, due 2/17/09 (a)                                 100,000              102,341
                                                                    ------------------
                                                                               322,072
                                                                    ------------------
BUILDING PRODUCTS (0.1%)
Masco Corp.
  4.80%, due 6/15/15                                       75,000               71,276
  6.75%, due 3/15/06                                      100,000              100,753
                                                                    ------------------
                                                                               172,029
                                                                    ------------------
CAPITAL MARKETS (0.5%)
Bear Stearns Cos., Inc. (The)
  5.70%, due 1/15/07                                      250,000              252,418
Credit Suisse First Boston USA, Inc.
  4.625%, due 1/15/08                                     250,000              248,837
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                       150,000              153,214
  6.125%, due 2/15/33                                     100,000              100,945
JPMorgan Chase & Co.
  5.75%, due 1/2/13                                       250,000              256,809
Lehman Brothers Holdings, Inc. Series G
  4.80%, due 3/13/14                                      100,000               96,735
  7.00%, due 2/1/08                                       150,000              156,617
Merrill Lynch & Co., Inc.
  4.00%, due 11/15/07                                     250,000              246,462
Morgan Stanley
  6.60%, due 4/1/12                                       125,000              134,030
  6.75%, due 10/15/13                                     125,000              134,437
                                                                    ------------------
                                                                             1,780,504
                                                                    ------------------
CHEMICALS (0.0%)++
E.I. du Pont de Nemours & Co.
  6.875%, due 10/15/09                                    100,000              106,937
Lubrizol Corp.
  5.50%, due 10/1/14                                       25,000               24,636
                                                                    ------------------
                                                                               131,573
                                                                    ------------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 171

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.6%)
Bank of America Corp.
  5.875%, due 2/15/09                               $     500,000   $          513,996
Bank One Corp.
  Series A
  6.00%, due 2/17/09                                      250,000              256,149
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                      250,000              245,423
Key Bank N.A.
  5.80%, due 7/1/14                                        50,000               51,726
PNC Bank N.A.
  5.25%, due 1/15/17                                       75,000               73,625
SunTrust Banks, Inc.
  5.45%, due 12/1/17                                       50,000               50,140
U.S. Bancorp Series N
  3.95%, due 8/23/07                                      250,000              246,585
Wachovia Bank N.A.
  4.85%, due 7/30/07                                      250,000              250,104
Wachovia Corp.
  6.25%, due 8/4/08                                       100,000              103,233
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                                       250,000              265,939
                                                                    ------------------
                                                                             2,056,920
                                                                    ------------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Cendant Corp.
  6.25%, due 1/15/08                                      100,000              101,726
Quest Diagnostics, Inc.
  5.125%, due 11/1/10 (a)                                  25,000               24,951
R.R. Donnelley & Sons Co.
  5.50%, due 5/15/15 (a)                                   25,000               24,207
Republic Services, Inc.
  6.75%, due 8/15/11                                       25,000               26,742
Waste Management, Inc.
  7.375%, due 8/1/10                                      100,000              108,723
                                                                    ------------------
                                                                               286,349
                                                                    ------------------
COMMUNICATIONS EQUIPMENT (0.0%)++
Motorola, Inc.
  4.608%, due 11/16/07                                    100,000               99,502
                                                                    ------------------

COMPUTERS & PERIPHERALS (0.1%)
International Business Machines Corp.
  4.25%, due 9/15/09                                      250,000              245,101
                                                                    ------------------

CONSUMER FINANCE (0.5%)
American General Finance Corp.
  Series H
  4.50%, due 11/15/07                                     250,000              248,182

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
CONSUMER FINANCE (CONTINUED)
Capital One Bank
  5.125%, due 2/15/14                               $     100,000   $           96,874
Ford Motor Credit Co.
  7.875%, due 6/15/10                                     500,000              481,288
HSBC Finance Corp.
  4.125%, due 11/16/09                                    500,000              482,922
  6.375%, due 10/15/11                                     50,000               52,819
John Deere Capital Corp.
  3.90%, due 1/15/08                                      250,000              245,007
MBNA Corp.
  6.125%, due 3/1/13                                      100,000              105,175
SLM Corp.
  5.625%, due 8/1/33                                      100,000               99,020
Toyota Motor Credit Corp.
  4.25%, due 3/15/10                                       50,000               48,722
                                                                    ------------------
                                                                             1,860,009
                                                                    ------------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Boeing Capital Corp.
  5.75%, due 2/15/07                                      250,000              252,883
Caterpillar Financial Services Corp.
  4.30%, due 6/1/10                                        50,000               48,722
Citigroup, Inc.
  3.50%, due 2/1/08                                       500,000              486,035
  5.875%, due 2/22/33                                     250,000              249,132
National Rural Utilities Cooperative Finance Corp.
  5.75%, due 8/28/09                                      250,000              256,196
Residential Capital Corp.
  6.375%, due 6/30/10 (a)                                  25,000               25,394
Textron Financial Corp.
  4.125%, due 3/3/08                                       25,000               24,573
                                                                    ------------------
                                                                             1,342,935
                                                                    ------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
ALLTEL Corp.
  4.656%, due 5/17/07                                     100,000               99,513
Ameritech Capital Funding Corp.
  6.55%, due 1/15/28                                      100,000              100,453
BellSouth Corp.
  6.00%, due 10/15/11                                     250,000              258,861
GTE South, Inc.,
  Series C
  6.00%, due 2/15/08                                      300,000              304,503
SBC Communications, Inc.
  5.75%, due 5/2/06                                       150,000              150,790
Sprint Capital Corp.
  6.125%, due 11/15/08                                    150,000              154,483
  8.75%, due 3/15/32                                      100,000              129,344

 172   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Verizon Global Funding Corp.
  7.75%, due 12/1/30                                $     100,000   $          115,976
                                                                    ------------------
                                                                             1,313,923
                                                                    ------------------
ELECTRIC UTILITIES (0.4%)
American Electric Power Co., Inc.
  Series C
  5.375%, due 3/15/10                                     100,000              100,797
CenterPoint Energy Houston Electric LLC
  Series J
  5.70%, due 3/15/13                                       50,000               51,114
Consumers Energy Co. Series B
  5.375%, due 4/15/13                                     100,000               99,488
Dominion Resources, Inc. Series B
  6.25%, due 6/30/12                                      100,000              104,414
DTE Energy Co.
  Series A
  6.65%, due 4/15/09                                      100,000              104,532
FirstEnergy Corp.
  Series A
  5.50%, due 11/15/06                                     100,000              100,579
  Series B
  6.45%, due 11/15/11                                     125,000              131,488
Florida Power & Light Co.
  5.40%, due 9/1/35                                        50,000               47,960
Northern States Power Co.
  6.875%, due 8/1/09                                      100,000              105,981
Peco Energy Co.
  3.50%, due 5/1/08                                       100,000               96,502
Pepco Holdings, Inc.
  7.45%, due 8/15/32                                       50,000               56,643
Progress Energy, Inc.
  6.85%, due 4/15/12                                       25,000               26,562
  7.10%, due 3/1/11                                       100,000              107,011
PSE&G Power LLC
  7.75%, due 4/15/11                                      100,000              110,275
Southern California Edison Co.
  6.65%, due 4/1/29                                       100,000              108,310
TXU Electric Delivery Co.
  7.00%, due 9/1/22                                       100,000              108,767

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
ELECTRIC UTILITIES (CONTINUED)
Wisconsin Power & Light Co.
  6.25%, due 7/31/34                                $      25,000   $           26,006
                                                                    ------------------
                                                                             1,486,429
                                                                    ------------------
FOOD & STAPLES RETAILING (0.1%)
Albertson's, Inc.
  7.50%, due 2/15/11                                      100,000               99,078
CVS Corp.
  4.875%, due 9/15/14                                      25,000               23,981
Kroger Co. (The)
  4.95%, due 1/15/15                                      100,000               92,583
Safeway, Inc.
  6.50%, due 3/1/11                                       100,000              102,729
Wal-Mart Stores, Inc.
  5.25%, due 9/1/35                                       100,000               93,845
                                                                    ------------------
                                                                               412,216
                                                                    ------------------
FOOD PRODUCTS (0.2%)
Archer-Daniels-Midland Co.
  8.125%, due 6/1/12                                      100,000              116,128
ConAgra Foods, Inc.
  6.75%, due 9/15/11                                      100,000              106,368
  7.00%, due 10/1/28                                       50,000               53,451
General Mills, Inc.
  3.875%, due 11/30/07                                    100,000               97,931
Kraft Foods, Inc.
  4.125%, due 11/12/09                                    100,000               96,597
  5.25%, due 6/1/07                                       100,000              100,606
Sara Lee Corp.
  3.875%, due 6/15/13                                      25,000               22,317
Unilever Capital Corp.
  7.125%, due 11/1/10                                     100,000              109,396
                                                                    ------------------
                                                                               702,794
                                                                    ------------------
GAS UTILITIES (0.1%)
KeySpan Corp.
  5.875%, due 4/1/33                                       25,000               25,760
Kinder Morgan Energy Partners, L.P.
  7.125%, due 3/15/12                                     125,000              136,398
                                                                    ------------------
                                                                               162,158
                                                                    ------------------
HEALTH CARE PROVIDERS & SERVICES (0.0%)++
Aetna, Inc.
  7.875%, due 3/1/11                                       50,000               56,051
UnitedHealth Group, Inc.
  4.875%, due 4/1/13                                       50,000               49,200
WellPoint, Inc.
  5.00%, due 12/15/14                                      50,000               48,677
                                                                    ------------------
                                                                               153,928
                                                                    ------------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 173

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------------
HOME BUILDERS (0.0%)++
Pulte Homes, Inc.
  6.25%, due 2/15/13                                $      50,000   $           50,403
                                                                    ------------------

HOTELS, RESTAURANTS & LEISURE (0.0%)++
Marriott International, Inc.
  4.625%, due 6/15/12                                      25,000               23,922
                                                                    ------------------

HOUSEHOLD DURABLES (0.1%)
Centex Corp.
  4.875%, due 8/15/08                                     100,000               99,122
Lennar Corp.
  5.125%, due 10/1/10 (a)                                 100,000               97,783
                                                                    ------------------
                                                                               196,905
                                                                    ------------------
HOUSEHOLD PRODUCTS (0.0%)++
Procter & Gamble Co. (The)
  4.85%, due 12/15/15                                     100,000               98,329
                                                                    ------------------

INSURANCE (0.2%)
Ace INA Holdings, Inc.
  5.875%, due 6/15/14                                      75,000               75,810
Allstate Corp. (The)
  7.20%, due 12/1/09                                      100,000              107,808
ASIF Global Financing XVIII
  3.85%, due 11/26/07 (a)                                  50,000               48,967
Berkshire Hathaway Finance Corp.
  4.625%, due 10/15/13                                    100,000               96,687
Genworth Financial, Inc.
  5.75%, due 6/15/14                                       25,000               25,800
Marsh & McLennan Cos., Inc.
  5.75%, due 9/15/15                                       50,000               48,641
Metlife, Inc.
  5.50%, due 6/15/14                                      100,000              101,139
Nationwide Financial Services, Inc.
  5.10%, due 10/1/15                                       25,000               24,225
Prudential Financial, Inc.
  4.50%, due 7/15/13                                      100,000               95,426
                                                                    ------------------
                                                                               624,503
                                                                    ------------------
LODGING (0.0%)++
Harrah's Operating Co., Inc.
  5.625%, due 6/1/15 (a)                                   50,000               47,979
                                                                    ------------------

MACHINERY (0.0%)++
Caterpillar, Inc.
  7.25%, due 9/15/09                                      100,000              107,814
                                                                    ------------------

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
MEDIA (0.4%)
Clear Channel Communications, Inc.
  4.25%, due 5/15/09                                $     100,000   $           95,518
  6.00%, due 11/1/06                                       50,000               50,525
Comcast Cable Communications Holdings, Inc.
  8.375%, due 3/15/13                                     150,000              172,786
Comcast Cable Communications, Inc.
  6.375%, due 1/30/06                                      50,000               50,215
Comcast Corp.
  6.50%, due 1/15/15                                      100,000              104,788
Cox Enterprises, Inc.
  7.875%, due 9/15/10 (a)                                 100,000              108,899
News America Holdings
  9.25%, due 2/1/13 (b)                                   100,000              121,323
Time Warner, Inc.
  7.625%, due 4/15/31                                     250,000              281,878
Viacom, Inc.
  5.625%, due 8/15/12                                      50,000               49,613
  7.70%, due 7/30/10                                      100,000              108,930
Walt Disney Co. (The)
  6.75%, due 3/30/06                                      100,000              100,882
  7.00%, due 3/1/32                                        50,000               56,282
                                                                    ------------------
                                                                             1,301,639
                                                                    ------------------
METALS & MINING (0.1%)
Alcoa, Inc.
  4.25%, due 8/15/07                                      250,000              247,800
                                                                    ------------------

MULTILINE RETAIL (0.1%)
Federated Department Stores, Inc.
  7.00%, due 2/15/28                                      100,000              104,741
Target Corp.
  5.875%, due 3/1/12                                      100,000              104,689
                                                                    ------------------
                                                                               209,430
                                                                    ------------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Constellation Energy Group, Inc.
  6.35%, due 4/1/07                                       100,000              101,885
Duke Energy Corp.
  6.25%, due 1/15/12                                      125,000              130,999
Michigan Consolidated Gas Co.
  Series B
  7.15%, due 5/30/06                                      125,000              126,579
Pacific Gas & Electric Co.
  4.80%, due 3/1/14                                       100,000               96,277

 174   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                                $      50,000   $           47,822
                                                                    ------------------
                                                                               503,562
                                                                    ------------------
OIL & GAS (0.2%)
Amerada Hess Corp.
  7.30%, due 8/15/31                                      100,000              112,930
Anadarko Petroleum Corp.
  7.20%, due 3/15/29                                      100,000              114,139
Devon Financing Corp. LLC
  6.875%, due 9/30/11                                     125,000              135,351
Enterprise Products Operating, L.P.
  4.95%, due 6/1/10                                       100,000               97,402
Pemex Project Funding Master Trust
  7.375%, due 12/15/14                                    100,000              109,300
USX Corp.
  6.85%, due 3/1/08                                       100,000              104,158
Valero Energy Corp.
  6.125%, due 4/15/07                                     100,000              101,612
XTO Energy, Inc.
  5.30%, due 6/30/15                                       25,000               24,698
                                                                    ------------------
                                                                               799,590
                                                                    ------------------
PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.
  6.75%, due 9/1/11                                       100,000              105,168
Weyerhaeuser Co.
  6.75%, due 3/15/12                                      100,000              105,890
                                                                    ------------------
                                                                               211,058
                                                                    ------------------
PHARMACEUTICALS (0.2%)
Bristol-Myers Squibb Co.
  5.75%, due 10/1/11                                      150,000              155,172
Eli Lilly & Co.
  4.50%, due 3/15/18                                      100,000               92,704
Merck & Co., Inc.
  4.75%, due 3/1/15                                       100,000               94,601
Pfizer, Inc.
  4.65%, due 3/1/18                                        50,000               47,473
Pharmacia Corp.
  6.60%, due 12/1/28                                       50,000               56,924
Schering-Plough Corp.
  5.30%, due 12/1/13                                      100,000              101,234
Wyeth
  5.50%, due 3/15/13                                      100,000              100,867
                                                                    ------------------
                                                                               648,975
                                                                    ------------------

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
REAL ESTATE (0.1%)
Archstone-Smith Operating Trust
  5.25%, due 5/1/15                                 $      25,000   $           24,435
Camden Property Trust
  4.375%, due 1/15/10                                      65,000               62,396
EOP Operating, L.P.
  7.00%, due 7/15/11                                      100,000              107,617
ERP Operating, L.P.
  7.125%, due 10/15/17                                    100,000              111,607
ProLogis
  5.625%, due 11/15/15 (a)                                 25,000               24,933
Simon Property Group, L.P.
  6.375%, due 11/15/07                                    100,000              102,488
                                                                    ------------------
                                                                               433,476
                                                                    ------------------
ROAD & RAIL (0.1%)
Burlington Northern Santa Fe Corp.
  7.125%, due 12/15/10                                    100,000              109,129
CSX Corp.
  7.45%, due 5/1/07                                       100,000              103,688
Norfolk Southern Corp.
  6.75%, due 2/15/11                                      100,000              107,309
  7.05%, due 5/1/37                                        25,000               29,152
Union Pacific Corp.
  6.65%, due 1/15/11                                      100,000              106,548
                                                                    ------------------
                                                                               455,826
                                                                    ------------------
SPECIALTY RETAIL (0.0%)++
Lowe's Cos., Inc.
  5.50%, due 10/15/15                                      25,000               24,634
                                                                    ------------------

TEXTILES, APPAREL & LUXURY GOODS (0.0%)++
Jones Apparel Group, Inc.
  5.125%, due 11/15/14                                     50,000               44,914
                                                                    ------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Countrywide Home Loans, Inc.
  5.625%, due 5/15/07                                     100,000              101,034
General Electric Capital Corp.
  6.00%, due 6/15/12                                      500,000              525,905
  6.75%, due 3/15/32                                      250,000              285,941
Washington Mutual, Inc.
  4.20%, due 1/15/10                                      250,000              241,242
  7.50%, due 8/15/06                                      250,000              254,670
                                                                    ------------------
                                                                             1,408,792
                                                                    ------------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 175

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------------
TOBACCO (0.0%)++
Altria Group, Inc.
  7.20%, due 2/1/07                                 $     100,000   $          102,341
                                                                    ------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%)++
New Cingular Wireless Services, Inc.
  7.875%, due 3/1/11                                      100,000              111,968
                                                                    ------------------
Total Corporate Bonds
  (Cost $21,700,951)                                                        21,245,435
                                                                    ------------------

FOREIGN BONDS (1.2%)
--------------------------------------------------------------------------------------
BEVERAGES (0.0%)++
Diageo Capital PLC
  3.375%, due 3/20/08                                     100,000               96,711
                                                                    ------------------

CAPITAL MARKETS (0.1%)
Kreditanstalt fuer Wiederaufbau
  3.375%, due 1/23/08                                     250,000              243,691
                                                                    ------------------
COMMERCIAL BANKS (0.0%)++
Royal Bank of Scotland Group PLC
  5.05%, due 1/8/15                                       100,000               98,269
                                                                    ------------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
CIT Group Funding Co. of Canada
  5.20%, due 6/1/15 (a)                                   250,000              243,513
UFJ Finance Aruba AEC
  6.75%, due 7/15/13                                      100,000              108,218
                                                                    ------------------
                                                                               351,731
                                                                    ------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
British Telecommunications PLC
  8.875%, due 12/15/30                                    100,000              130,636
Deutsche Telekom International Finance B.V.
  8.50%, due 6/15/10                                      250,000              278,983
France Telecom S.A.
  7.20%, due 3/1/06                                       150,000              151,287
  8.50%, due 3/1/31                                       100,000              130,662
Koninklijke (Royal) KPN N.V.
  8.00%, due 10/1/10                                      100,000              111,502

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Telecom Italia Capital S.A. Series C
  6.375%, due 11/15/33                              $     100,000   $           99,351
                                                                    ------------------
                                                                               902,421
                                                                    ------------------
ELECTRIC UTILITIES (0.0%)++
Scottish Power PLC
  5.375%, due 3/15/15                                      50,000               49,153
                                                                    ------------------

FOREIGN GOVERNMENTS (0.5%)
Italian Republic
  5.625%, due 6/15/12                                     500,000              521,996
Malaysian Government
  8.75%, due 6/1/09                                       100,000              112,220
Province of Ontario
  5.50%, due 10/1/08                                      250,000              256,074
Province of Quebec
  7.50%, due 9/15/29                                      150,000              194,018
Republic of South Africa
  6.50%, due 6/2/14                                       100,000              106,875
United Mexican States Series A
  6.375%, due 1/16/13                                     500,000              523,750
                                                                    ------------------
                                                                             1,714,933
                                                                    ------------------
INDUSTRIAL CONGLOMERATES (0.0%)++
Tyco International Group S.A.
  6.00%, due 11/15/13                                     100,000              103,735
                                                                    ------------------

INSURANCE (0.1%)
Axa S.A.
  8.60%, due 12/15/30                                     100,000              130,114
XL Capital, Ltd.
  5.25%, due 9/15/14                                       25,000               23,955
                                                                    ------------------
                                                                               154,069
                                                                    ------------------
METALS & MINING (0.0%)++
Alcan, Inc.
  5.00%, due 6/1/15                                        50,000               47,940
BHP Billiton Finance USA Ltd.
  4.80%, due 4/15/13                                       50,000               48,976
                                                                    ------------------
                                                                                96,916
                                                                    ------------------
OIL & GAS (0.1%)
Conoco Funding Co.
  6.35%, due 10/15/11                                     250,000              267,466
                                                                    ------------------

 176   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
FOREIGN BONDS (CONTINUED)
--------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.0%)++
Celulosa Arauco y Constitucion S.A.
  5.625%, due 4/20/15                               $      25,000   $           24,279
Stora Enso Oyj
  7.375%, due 5/15/11                                     100,000              107,318
                                                                    ------------------
                                                                               131,597
                                                                    ------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%)++
Vodafone Group PLC
  7.75%, due 2/15/10                                      100,000              110,002
                                                                    ------------------
Total Foreign Bonds
  (Cost $4,335,429)                                                          4,320,694
                                                                    ------------------

U.S. GOVERNMENT & FEDERAL AGENCIES (19.2%)
--------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (1.6%)
  2.75%, due 3/14/08                                    1,000,000              957,758
V    2.875%, due 9/15/06                                3,000,000            2,957,802
  3.375%, due 9/14/07                                   1,500,000            1,466,610
  5.25%, due 6/18/14                                      500,000              511,721
                                                                    ------------------
                                                                             5,893,891
                                                                    ------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.1%)
  3.625%, due 9/15/08                                   1,000,000              971,390
  4.125%, due 7/12/10                                   1,085,000            1,054,806
  4.875%, due 11/15/13                                  1,000,000              998,199
  6.25%, due 7/15/32                                      500,000              579,848
                                                                    ------------------
                                                                             3,604,243
                                                                    ------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.4%)
  4.00%, due 1/1/20                                        50,257               47,582
  4.00%, due 2/1/20                                       919,718              869,910
  4.50%, due 7/1/18                                       349,138              338,293
  4.50%, due 8/1/20                                       391,401              378,905
  4.50%, due 8/1/33                                       421,317              394,341
  4.50%, due 8/1/35                                       496,509              463,516
  5.00%, due 12/1/18                                      399,124              394,005
  5.00%, due 10/1/20                                      499,950              493,341
  5.00%, due 7/1/35                                       495,669              477,052
  5.00%, due 8/1/35                                     2,285,730            2,199,876
  5.00%, due 10/1/35                                    1,000,100              962,536
  5.50%, due 12/1/17                                      336,661              338,956
  5.50%, due 1/1/18                                       289,059              291,029
  5.50%, due 10/1/33                                      200,190              197,937
  5.50%, due 6/1/35                                       997,843              985,309
  5.50%, due 8/1/35                                     1,474,648            1,456,126
  6.00%, due 5/1/16                                       427,670              437,055
  6.00%, due 1/1/26                                        14,327               14,528
  6.00%, due 12/1/27                                          615                  622

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 1/1/28                                 $       8,283   $            8,389
  6.00%, due 11/1/32                                      575,091              581,382
  6.00%, due 5/1/35                                        39,972               40,380
  6.50%, due 11/1/16                                      135,837              140,089
  6.50%, due 2/1/27                                         1,677                1,728
  6.50%, due 5/1/29                                       105,206              108,222
  6.50%, due 6/1/29                                       165,961              170,719
  6.50%, due 7/1/29                                       274,096              281,954
  6.50%, due 8/1/29                                       138,288              142,253
  6.50%, due 9/1/29                                        10,823               11,133
  6.50%, due 10/1/29                                        1,154                1,187
  6.50%, due 6/1/32                                       107,417              110,337
  7.00%, due 3/1/26                                         1,236                1,294
  7.00%, due 9/1/26                                        35,150               36,781
  7.00%, due 10/1/26                                          364                  379
  7.00%, due 7/1/30                                         6,200                6,473
  7.00%, due 7/1/32                                       156,720              163,611
  7.50%, due 7/1/11                                        13,132               13,814
  7.50%, due 9/1/11                                        10,600               11,144
  7.50%, due 5/1/32                                       163,279              172,659
  7.75%, due 10/1/07                                       18,163               18,599
  8.00%, due 10/1/11                                        5,880                6,179
  8.00%, due 11/1/11                                       32,342               34,266
                                                                    ------------------
                                                                            12,803,891
                                                                    ------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (5.5%)
  4.50%, due 1/1/20                                       963,126              932,068
  4.50%, due 7/1/20                                     1,963,434            1,899,439
  5.00%, due 10/1/17                                      310,151              306,285
  5.00%, due 1/1/18                                       944,433              932,662
  5.00%, due 3/1/18                                       311,302              307,304
  5.00%, due 1/1/19                                       461,744              455,674
  5.00%, due 10/1/20                                      495,809              489,255
  5.00%, due 6/1/35                                     2,954,215            2,843,760
  5.00%, due 8/1/35                                       993,534              956,387
  5.50%, due 9/1/18                                       370,571              373,184
  5.50%, due 6/1/33                                       580,868              573,964
  5.50%, due 7/1/33                                     2,002,899            1,979,092
  5.50%, due 12/1/33                                      198,867              196,504
  5.50%, due 2/1/34                                       367,403              363,036
  5.50%, due 10/1/34                                      997,998              985,316
  5.50%, due 8/1/35                                       997,666              984,511
  5.50%, due 11/1/35 TBA (c)                            1,000,000              986,250
  6.00%, due 4/1/19                                        14,855               15,138
  6.00%, due 6/1/28                                        43,151               43,640
  6.00%, due 12/1/28                                      188,811              190,950
  6.00%, due 12/1/31                                       12,058               12,177
  6.00%, due 1/1/32                                        11,456               11,565

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 177

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
--------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 2/1/32                                 $     254,925   $          257,440
  6.00%, due 4/1/32                                         8,219                8,297
  6.00%, due 6/1/32                                       238,607              240,883
  6.00%, due 10/1/32                                        8,495                8,576
  6.00%, due 2/1/33                                        10,184               10,282
  6.00%, due 4/1/33                                         9,611                9,703
  6.00%, due 8/1/34                                     1,292,746            1,304,486
  6.00%, due 11/1/35 TBA (c)                              300,000              302,531
  6.50%, due 7/1/29                                       280,839              289,266
  6.50%, due 8/1/32                                       153,237              157,514
  7.00%, due 5/1/26                                        22,048               23,120
  7.00%, due 6/1/26                                         4,753                4,984
  7.00%, due 7/1/30                                        59,966               62,732
  7.50%, due 7/1/11                                         1,759                1,821
  7.50%, due 8/1/11                                         5,031                5,186
  7.50%, due 10/1/11                                        8,357                8,791
  7.50%, due 10/1/15                                      150,808              159,283
  8.00%, due 7/1/09                                         4,065                4,254
  8.00%, due 4/1/10                                        11,441               12,063
  8.00%, due 10/1/10                                        7,151                7,539
  8.00%, due 8/1/11                                         3,269                3,469
  8.00%, due 10/1/11                                       32,681               34,675
  8.00%, due 11/1/11                                        4,669                4,954
  8.50%, due 8/1/26                                         4,350                4,729
  8.50%, due 10/1/26                                          659                  716
  9.00%, due 6/1/26                                         3,584                3,936
  9.00%, due 7/1/26                                        15,766               17,289
  9.00%, due 8/1/26                                         3,706                3,994
  9.00%, due 9/1/26                                           316                  328
                                                                    ------------------
                                                                            18,791,002
                                                                    ------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.8%)
  5.00%, due 8/15/33                                      328,267              320,736
  5.50%, due 9/15/35                                    1,000,099              999,152
  6.00%, due 1/15/33                                      278,989              283,954
  6.00%, due 11/15/33                                     282,713              287,721
  6.50%, due 4/15/29                                          483                  502
  6.50%, due 5/15/29                                        1,373                1,426
  6.50%, due 8/15/29                                          100                  104
  6.50%, due 5/15/31                                      186,380              193,491
  6.50%, due 7/15/32                                      118,837              123,302
  7.00%, due 7/15/11                                        6,248                6,478
  7.00%, due 10/15/11                                      92,145               95,934
  7.00%, due 9/15/23                                        9,269                9,792
  7.00%, due 7/15/25                                       22,028               23,248
  7.00%, due 12/15/25                                      19,356               20,428

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  7.00%, due 5/15/26                                $      11,517   $           12,140
  7.00%, due 11/15/27                                      38,181               40,210
  7.00%, due 12/15/27                                     168,414              177,367
  7.00%, due 6/15/28                                        9,464                9,959
  7.50%, due 3/15/26                                       12,269               13,026
  7.50%, due 6/15/26                                          752                  798
  7.50%, due 10/15/30                                      64,255               68,060
  8.00%, due 8/15/26                                        4,691                5,021
  8.00%, due 9/15/26                                        1,289                1,380
  8.00%, due 10/15/26                                      39,097               41,845
  8.50%, due 11/15/26                                      27,449               29,813
  9.00%, due 11/15/26                                       6,167                6,773
                                                                    ------------------
                                                                             2,772,660
                                                                    ------------------
UNITED STATES TREASURY BONDS (1.1%)
  5.25%, due 2/15/29                                    1,400,000            1,485,257
  5.375%, due 2/15/31                                     415,000              452,609
  6.25%, due 8/15/23                                    1,800,000            2,100,726
                                                                    ------------------
                                                                             4,038,592
                                                                    ------------------
UNITED STATES TREASURY NOTES (5.7%)
  3.125%, due 5/15/07                                   1,000,000              981,367
  3.375%, due 2/15/08                                     750,000              733,242
  3.625%, due 1/15/10                                     400,000              387,156
  3.75%, due 3/31/07 (b)                                2,000,000            1,982,344
  3.75%, due 5/15/08 (b)                                2,650,000            2,608,077
  3.875%, due 5/15/09 (b)                               1,000,000              981,328
  3.875%, due 9/15/10                                     600,000              584,297
  4.00%, due 6/15/09                                    2,000,000            1,970,156
  4.00%, due 3/15/10                                      750,000              736,172
  4.00%, due 2/15/14 (b)                                1,250,000            1,201,221
  4.125%, due 8/15/08                                     750,000              744,434
  4.25%, due 10/15/10                                     500,000              495,645
V    4.25%, due 8/15/15 (b)                             6,875,000            6,708,495
                                                                    ------------------
                                                                            20,113,934
                                                                    ------------------
Total U.S. Government & Federal Agencies
  (Cost $68,816,526)                                                        68,018,213(n)
                                                                    ------------------

YANKEE BONDS (0.1%) (D)
--------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)++
TELUS Corp.
  8.00%, due 6/1/11                                        50,000               56,225
                                                                    ------------------

INDUSTRIAL CONGLOMERATES (0.0%)++
Tyco International Group S.A.
  6.375%, due 10/15/11                                     50,000               52,533
                                                                    ------------------

 178   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
YANKEE BONDS (CONTINUED)
--------------------------------------------------------------------------------------
x
MINING (0.0%)++
Falconbridge, Ltd.
  8.375%, due 2/15/11                               $      25,000   $           28,000
                                                                    ------------------
OIL & GAS (0.1%)
EnCana Corp.
  6.30%, due 11/1/11                                      100,000              105,682
Norsk Hydro ASA
  7.25%, due 9/23/27                                      100,000              120,732
                                                                    ------------------
                                                                               226,414
                                                                    ------------------
ROAD & RAIL (0.0%)++
Canadian National Railway Co.
  7.625%, due 5/15/23                                      50,000               60,865
                                                                    ------------------
Total Yankee Bonds
  (Cost $423,858)                                                              424,037
                                                                    ------------------
Total Long-Term Bonds
  (Cost $97,065,498)                                                        95,788,482
                                                                    ------------------
                                                           SHARES
x
COMMON STOCKS (60.6%)
--------------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.4%)
AAR Corp. (e)                                                 582                9,271
Applied Signal Technology, Inc.                               195                3,346
Armor Holdings, Inc. (e)                                      493               22,042
Boeing Co. (The)                                           31,828            2,057,362
Cubic Corp. (b)                                               355                5,826
Curtiss-Wright Corp.                                          353               20,245
DRS Technologies, Inc.                                        439               21,625
EDO Corp.                                                     297                8,583
Engineered Support Systems, Inc.                              661               26,737
Esterline Technologies Corp. (e)                              383               14,420
GenCorp, Inc. (e)(b)                                          918               16,836
Goodrich Corp.                                              4,102              147,959
Honeywell International, Inc.                               7,107              243,059
Kaman Corp. Class A                                           413                9,677
Lockheed Martin Corp.                                      16,134              977,075
Mercury Computer Systems, Inc. (e)                            338                6,419
Moog, Inc. Class A (e)                                        530               15,714
Precision Castparts Corp.                                  13,451              637,039
Raytheon Co.                                                7,482              276,460
Rockwell Collins, Inc.                                      7,337              336,181


                                                           SHARES                VALUE
AEROSPACE & DEFENSE (CONTINUED)
Teledyne Technologies, Inc. (e)                               540   $           19,040
Triumph Group, Inc. (e)                                       290               10,104
                                                                    ------------------
                                                                             4,885,020
                                                                    ------------------
AIR FREIGHT & LOGISTICS (0.3%)
C.H. Robinson Worldwide, Inc.                               3,072              108,319
CNF, Inc.                                                   5,821              327,548
EGL, Inc. (e)                                                 659               18,472
FedEx Corp.                                                 5,224              480,242
Forward Air Corp.                                             537               19,037
HUB Group, Inc. Class A (e)                                   100                3,637
Ryder System, Inc.                                          3,224              127,896
United Parcel Service, Inc. Class B                         2,076              151,423
                                                                    ------------------
                                                                             1,236,574
                                                                    ------------------
AIRLINES (0.0%)++
Frontier Airlines, Inc. (e)(b)                                607                5,736
Mesa Air Group, Inc. (e)(b)                                   576                6,497
SkyWest, Inc.                                                 970               28,431
                                                                    ------------------
                                                                                40,664
                                                                    ------------------
AUTO COMPONENTS (0.2%)
ArvinMeritor, Inc.                                            599                9,602
Bandag, Inc.                                                  306               13,005
BorgWarner, Inc.                                            2,597              150,600
Dana Corp.                                                  1,258                9,448
Delphi Corp.                                                9,218                3,722
Drew Industries, Inc. (e)                                     100                2,885
Goodyear Tire & Rubber Co. (The) (e)(b)                     8,999              140,744
Lear Corp. (b)                                              5,416              164,971
Midas, Inc. (e)                                               270                5,281
Standard Motor Products, Inc.                                 303                2,533
Superior Industries International Inc. (b)                    400                8,140
Visteon Corp. (e)                                           4,185               34,861
                                                                    ------------------
                                                                               545,792
                                                                    ------------------
AUTOMOBILES (0.4%)
Coachmen Industries, Inc.                                     271                3,228
Ford Motor Co.                                             94,069              782,654
General Motors Corp. (b)                                   19,648              538,355
Monaco Coach Corp.                                            531                6,515
Winnebago Industries, Inc. (b)                                510               14,953
                                                                    ------------------
                                                                             1,345,705
                                                                    ------------------
BEVERAGES (0.4%)
Coca-Cola Co. (The)                                        11,412   $          488,205
Coca-Cola Enterprises, Inc.                                 5,187               98,034

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 179


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
BEVERAGES (CONTINUED)
Constellation Brands, Inc. Class A (e)                      5,211   $          122,667
Hansen Natural Corp. (e)                                      100                5,052
Pepsi Bottling Group, Inc. (The) (b)                        7,344              208,790
PepsiCo, Inc.                                               6,340              374,567
                                                                    ------------------
                                                                             1,297,315
                                                                    ------------------
BIOTECHNOLOGY (0.5%)
Amgen, Inc. (e)                                            14,997            1,136,173
ArQule, Inc. (e)                                              563                4,020
Biogen Idec, Inc. (e)(b)                                    2,900              117,827
Cephalon, Inc. (e)(b)                                       1,305               59,495
Enzo Biochem, Inc. (e)                                        459                6,261
Invitrogen Corp. (e)                                        3,340              212,391
Regeneron Pharmaceuticals, Inc. (e)                           735                9,195
Savient Pharmaceuticals, Inc. (e)                           1,087                4,076
Techne Corp. (e)                                            3,752              203,433
Vertex Pharmaceuticals, Inc. (e)                            7,913              180,021
                                                                    ------------------
                                                                             1,932,892
                                                                    ------------------
BUILDING PRODUCTS (0.2%)
Apogee Enterprises, Inc.                                      502                8,223
ElkCorp.                                                      319               10,090
Griffon Corp. (e)(b)                                          488               10,736
Lennox International, Inc.                                    838               23,372
Masco Corp.                                                22,197              632,614
NCI Building Systems, Inc. (e)                                347               14,272
Simpson Manufacturing Co., Inc.                               613               24,189
Universal Forest Products, Inc.                               288               15,938
York International Corp.                                    1,461               81,977
                                                                    ------------------
                                                                               821,411
                                                                    ------------------
CAPITAL MARKETS (2.0%)
A.G. Edwards, Inc.                                          8,490              359,297
Ameriprise Financial, Inc. (e)                              6,841              254,615
Charles Schwab Corp. (The)                                 17,889              271,913
E*TRADE Financial Corp. (e)                                18,838              349,445
Eaton Vance Corp.                                           1,134               28,225
Federated Investors, Inc. Class B                           1,458               51,045
Franklin Resources, Inc.                                    2,556              225,874
Goldman Sachs Group, Inc. (The)                             2,291              289,514


                                                           SHARES                VALUE
CAPITAL MARKETS (CONTINUED)
Investment Technology Group, Inc. (e)                         697   $           22,659
Investors Financial Services Corp.                          5,354              204,416
Janus Capital Group, Inc. (b)                               7,641              134,100
LaBranche & Co., Inc. (e)(b)                                1,043                9,950
Legg Mason, Inc.                                            9,846            1,056,574
Lehman Brothers Holdings, Inc.                              2,324              278,113
Merrill Lynch & Co., Inc.                                  14,594              944,816
Midcap SPDR Trust
  Series 1 (b)(f)                                           2,692              343,230
Morgan Stanley                                             20,286            1,103,761
Raymond James Financial, Inc.                                 488               16,607
S&P 500 Index - SPDR Trust
  Series 1 (b)(f)                                           5,994              720,778
SEI Investments Co.                                         1,670               64,796
State Street Corp.                                          5,923              327,127
SWS Group, Inc.                                               310                5,490
                                                                    ------------------
                                                                             7,062,345
                                                                    ------------------
CHEMICALS (0.6%)
Airgas, Inc.                                                1,733               48,992
Arch Chemicals, Inc.                                          410               10,771
Cambrex Corp.                                                 470                8,968
Chemtura Corp.                                              6,643               71,080
E.I. du Pont de Nemours & Co.                              20,512              855,145
Eastman Chemical Co.                                        1,918              101,194
FMC Corp. (e)                                               3,925              213,677
Georgia Gulf Corp.                                            556               16,180
H.B. Fuller Co.                                               476               14,266
Headwaters, Inc. (e)                                          673               21,428
Lubrizol Corp.                                              3,292              136,914
Lyondell Chemical Co.                                       3,790              101,572
MacDermid, Inc.                                               464               12,992
Material Sciences Corp. (e)                                   253                3,846
Minerals Technologies, Inc.                                   527               28,173
Monsanto Co.                                                4,563              287,515
OM Group, Inc. (e)                                            477                7,622
Omnova Solutions, Inc. (e)                                    714                3,213
Penford Corp.                                                 153                1,995
PolyOne Corp. (e)                                           1,525                8,799
PPG Industries, Inc.                                           87                5,217
Quaker Chemical Corp.                                         169                2,685
Schulman (A.), Inc.                                           539               11,001
Scotts Miracle-Gro Co. (The) Class A                        1,014               89,019
Wellman, Inc.                                                 289                1,890
                                                                    ------------------
                                                                             2,064,154
                                                                    ------------------

 180   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
COMMERCIAL BANKS (1.8%)
Amegy Bancorp, Inc.                                         1,164   $           26,923
Bank of Hawaii Corp.                                        4,686              240,767
BB&T Corp. (b)                                             13,817              585,012
Boston Private Financial Holdings, Inc.                       455               13,172
Central Pacific Financial Corp.                               510               18,411
Chittenden Corp.                                              777               22,354
Colonial BancGroup, Inc. (The)                              1,315               32,020
Comerica, Inc.                                              7,136              412,318
Community Bank System, Inc.                                   514               12,207
Compass Bancshares, Inc.                                    3,080              150,181
East-West Bancorp, Inc. (b)                                   938               35,916
First Bancorp Puerto Rico                                   1,260               14,389
First Horizon National Corp.                                2,112               81,692
First Midwest Bancorp, Inc.                                   729               27,717
First Republic Bank                                           399               15,126
FirstMerit Corp.                                            1,882               49,628
Gold Banc Corp., Inc.                                         672                9,959
Greater Bay Bancorp                                         2,473               62,048
Hibernia Corp. Class A                                      3,631              107,732
Hudson United Bancorp                                         734               30,439
Huntington
  Bancshares, Inc. (b)                                      1,813               42,170
Irwin Financial Corp.                                         297                6,198
KeyCorp                                                    13,833              445,976
Nara Bancorp, Inc.                                            390                7,032
National City Corp. (b)                                    29,874              962,839
PNC Financial Services Group, Inc.                          2,402              145,825
PrivateBancorp, Inc.                                          292                9,919
Prosperity Bancshares, Inc.                                   100                3,049
Provident Bankshares Corp.                                    549               19,138
Regions Financial Corp.                                     3,974              129,354
Republic Bancorp, Inc.                                      1,172               15,998
South Financial
  Group, Inc. (The)                                         1,197               33,001
Sterling Bancshares, Inc.                                     807               11,936
SunTrust Banks, Inc.                                        3,943              285,789
Susquehanna Bancshares, Inc.                                  776               17,918
SVB Financial Group (e)                                     1,231               61,193
TCF Financial Corp.                                         2,967               80,406
Trustco Bank Corp., NY                                      1,270               16,383
U.S. Bancorp (b)                                           14,582              431,336
UCBH Holdings, Inc.                                         1,532               26,657
Umpqua Holdings Corp.                                         745               19,817
United Bankshares, Inc.                                       638               23,287


                                                           SHARES                VALUE
COMMERCIAL BANKS (CONTINUED)
Unizan Financial Corp.                                      3,636   $           95,409
Wachovia Corp.                                              2,495              126,047
Wells Fargo & Co.                                          16,754            1,008,591
Whitney Holding Corp.                                       1,032               27,864
Wilmington Trust Corp.                                      4,802              182,044
Wintrust Financial Corp.                                      397               21,311
Zions Bancorporation                                          753               55,323
                                                                    ------------------
                                                                             6,259,821
                                                                    ------------------
COMMERCIAL SERVICES & SUPPLIES (1.2%)
ABM Industries, Inc.                                          647               12,798
Administaff, Inc.                                             385               16,293
Allied Waste
  Industries, Inc. (e)(b)                                   5,837               47,513
Angelica Corp.                                                158                2,242
Arbitron, Inc.                                                509               19,042
Bowne & Co., Inc.                                             616                8,760
Brady Corp. Class A                                           827               23,793
Brink's Co. (The)                                           4,615              181,231
Career Education Corp. (e)                                  9,480              337,393
CDI Corp.                                                     262                7,223
Cendant Corp.                                              53,600              933,712
Central Parking Corp.                                         345                5,168
Chemed Corp.                                                  408               19,617
Coinstar, Inc. (e)(b)                                         393                9,974
Consolidated
  Graphics, Inc. (e)                                          199                7,759
Corinthian Colleges, Inc. (e)                               2,047               25,465
Corporate Executive
  Board Co. (The)                                             345               28,511
CPI Corp.                                                     145                2,610
Dun & Bradstreet
  Corp. (The) (e)                                           3,059              193,696
Equifax, Inc.                                               6,654              229,363
G&K Services, Inc. Class A                                    347               13,148
H&R Block, Inc.                                             8,286              205,990
Healthcare Services Group, Inc.                               371                6,915
Heidrick & Struggles International, Inc. (e)                  334               10,782
Herman Miller, Inc.                                         2,777               76,118
HNI Corp.                                                   2,821              137,947
John H. Harland Co.                                           473               19,672
Labor Ready, Inc. (e)                                         860               20,081
Mobile Mini, Inc. (e)                                         261               12,183
NCO Group, Inc. (e)                                           530                9,524
On Assignment, Inc. (e)                                       450                3,829
Portfolio Recovery Associates, Inc. (e)                       200                7,780
Pre-Paid Legal
  Services, Inc. (b)                                          171                7,319

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 181


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
R.R. Donnelley & Sons Co.                                   1,831   $           64,122
Republic Services, Inc.                                     9,424              333,138
Robert Half International, Inc.                             1,475               54,398
School Specialty, Inc. (e)                                    377               12,780
Sotheby's Holdings, Inc. Class A (e)                          714               11,117
SOURCECORP, Inc. (e)                                          295                6,711
Spherion Corp. (e)                                          1,089                9,692
Standard Register Co. (The)                                   213                3,238
Stericycle, Inc. (e)                                        1,526               87,837
Tetra Tech, Inc. (e)                                          912               14,081
United Rentals, Inc. (e)                                    7,143              139,789
United Stationers, Inc. (e)                                   559               25,362
Vertrue, Inc. (e)(b)                                          176                6,626
Viad Corp.                                                    377               10,861
Volt Information
  Sciences, Inc. (e)                                          198                3,722
Waste Connections, Inc. (e)                                   768               25,628
Waste Management, Inc.                                     27,298              805,564
Watson Wyatt & Co. Holdings                                   701               18,576
                                                                    ------------------
                                                                             4,276,693
                                                                    ------------------
COMMUNICATIONS EQUIPMENT (1.9%)
Adaptec, Inc. (e)                                           1,826                7,505
ADC Telecommunications, Inc. (e)                              961               16,769
ADTRAN, Inc.                                                4,452              134,673
Audiovox Corp. Class A (e)                                    319                4,533
Bel Fuse, Inc. Class B                                        201                6,050
Belden CDT, Inc. (b)                                          780               15,545
Black Box Corp.                                               301               12,076
C-COR, Inc. (e)                                               665                3,544
Cisco Systems, Inc. (e)                                   169,134            2,951,388
CommScope, Inc. (e)                                         2,841               55,456
Comtech
  Telecommunications Corp. (e)                                325               12,467
Corning, Inc. (e)                                          71,516            1,436,756
Digi International, Inc. (e)                                  361                3,830
Ditech Communications Corp. (e)                               541                3,446
Dycom Industries, Inc. (e)                                  1,413               28,161
Harmonic, Inc. (e)                                          1,242                5,726
Inter-Tel, Inc.                                               350                6,478
Motorola, Inc.                                             83,573            1,851,978
NETGEAR, Inc. (e)                                             548               10,713
Network Equipment Technologies, Inc. (e)                      411                2,051
PC-Tel, Inc. (e)                                              363                3,358
Powerwave Technologies, Inc. (e)(b)                         8,918               99,971
QUALCOMM, Inc.                                                316               12,564


                                                           SHARES                VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Symmetricom, Inc. (e)                                         770   $            6,137
Tollgrade Communications, Inc. (e)                            243                2,357
ViaSat, Inc. (e)                                              376                9,321
                                                                    ------------------
                                                                             6,702,853
                                                                    ------------------
COMPUTERS & PERIPHERALS (2.3%)
Apple Computer, Inc. (e)                                   15,904              915,911
Avid Technology, Inc. (e)(b)                                  659               32,443
Dell, Inc. (e)                                             26,342              839,783
Diebold, Inc.                                               1,832               66,208
Hewlett-Packard Co.                                        77,029            2,159,893
Hutchinson Technology, Inc. (e)(b)                            434               10,763
Imation Corp.                                               3,075              131,641
V  International Business Machines Corp.                   40,249            3,295,588
Lexmark International, Inc. (e)                             1,009               41,894
NCR Corp. (e)                                               3,186               96,281
SanDisk Corp. (e)                                           4,356              256,525
SBS Technologies, Inc. (e)                                    261                2,547
Sun Microsystems, Inc. (e)                                 55,173              220,692
Synaptics, Inc. (e)(b)                                        400                9,292
Western Digital Corp. (e)                                  13,126              158,825
                                                                    ------------------
                                                                             8,238,286
                                                                    ------------------
CONSTRUCTION & ENGINEERING (0.1%)
EMCOR Group, Inc. (e)                                         274               16,714
Granite Construction, Inc.                                  1,422               48,504
Insituform Technologies, Inc.
  Class A (e)                                                 483                8,675
Quanta Services, Inc. (e)                                  12,946              148,750
Shaw Group, Inc. (The) (e)                                  1,272               34,090
URS Corp. (e)                                                 684               27,654
                                                                    ------------------
                                                                               284,387
                                                                    ------------------
CONSTRUCTION MATERIALS (0.2%)
AMCOL International Corp.                                     369                7,498
Florida Rock
  Industries, Inc. (b)                                        791               45,008
Martin Marietta Materials, Inc.                             5,678              448,051
Texas Industries, Inc.                                        356               17,658
Vulcan Materials Co. (b)                                    5,214              338,910
                                                                    ------------------
                                                                               857,125
                                                                    ------------------
CONSUMER FINANCE (2.3%)
American Express Co.                                       41,656            2,073,219
AmeriCredit Corp. (e)                                      17,294              386,521
Capital One Financial Corp.                                 6,608              504,521
Cash America International, Inc.                              472               10,318
V  MBNA Corp.                                             207,953            5,317,358
MoneyGram International, Inc.                                 173                4,204

 182   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
CONSUMER FINANCE (CONTINUED)
Rewards Network, Inc. (e)                                     415   $            2,237
World Acceptance Corp. (e)                                    300                8,442
                                                                    ------------------
                                                                             8,306,820
                                                                    ------------------
CONTAINERS & PACKAGING (0.1%)
AptarGroup, Inc.                                              570               29,178
Caraustar Industries, Inc. (e)                                510                4,452
Chesapeake Corp.                                              328                6,606
Longview Fibre Co.                                          3,989               74,993
Myers Industries, Inc.                                        605                6,909
Pactiv Corp. (e)(b)                                         7,458              146,923
Rock-Tenn Co. Class A                                         523                7,254
                                                                    ------------------
                                                                               276,315
                                                                    ------------------
DISTRIBUTORS (0.0%)++
Adesa, Inc.                                                 5,644              120,782
Genuine Parts Co.                                           1,075               47,698
                                                                    ------------------
                                                                               168,480
                                                                    ------------------
DIVERSIFIED CONSUMER SERVICES (0.0%)++
Education Management Corp. (e)                                582               17,949
                                                                    ------------------

DIVERSIFIED FINANCIAL SERVICES (1.4%)
CIT Group, Inc.                                            10,607              485,058
Citigroup, Inc. (i)                                        59,835            2,739,246
Financial Federal Corp.                                       291               11,110
GATX Corp.                                                  6,090              227,583
JPMorgan Chase & Co.                                       25,549              935,604
Moody's Corp.                                               2,152              114,616
Piper Jaffray Cos., Inc. (e)                                  324               11,129
Principal Financial Group, Inc.                            11,623              576,849
                                                                    ------------------
                                                                             5,101,195
                                                                    ------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
V  AT&T Corp.                                             163,338            3,230,826
CenturyTel, Inc.                                            5,556              181,848
Cincinnati Bell, Inc. (e)                                  29,868              118,277
Citizens Communications Co. (b)                             8,528              104,383
Commonwealth Telephone Enterprises, Inc.                      337               12,095
General Communication, Inc.
  Class A (e)                                                 785                7,544
Qwest Communications International, Inc. (e)(b)            39,877              173,864
Verizon Communications, Inc.                               81,242            2,559,935
                                                                    ------------------
                                                                             6,388,772
                                                                    ------------------


                                                           SHARES                VALUE
ELECTRIC UTILITIES (2.6%)
Allegheny Energy, Inc. (e)(b)                               6,653   $          188,014
Alliant Energy Corp.                                        5,479              144,920
American Electric
  Power Co., Inc.                                          19,758              750,014
Central Vermont Public Service Corp.                          213                3,412
CH Energy Group, Inc.                                         262               12,196
Cinergy Corp.                                              29,594            1,180,801
Cleco Corp.                                                   784               16,621
CMS Energy Corp. (e)                                        7,023              104,713
Consolidated
  Edison, Inc. (b)                                          2,057               93,594
DPL, Inc.                                                   5,155              132,844
DTE Energy Co.                                              1,480               63,936
Edison International                                       16,625              727,510
El Paso Electric Co. (e)                                      801               17,342
Entergy Corp.                                               7,419              524,672
FirstEnergy Corp.                                           9,776              464,360
Great Plains Energy, Inc.                                   1,724               49,496
Green Mountain Power Corp.                                    119                3,891
Northeast Utilities                                         2,912               52,969
Pepco Holdings, Inc.                                       12,801              275,093
Pinnacle West Capital Corp.                                   687               28,689
Public Service Enterprise Group, Inc.                      39,589            2,489,752
Puget Energy, Inc.                                          3,092               66,292
SCANA Corp.                                                 5,402              214,297
TXU Corp.                                                  11,787            1,187,540
UIL Holdings Corp.                                            242               11,979
UniSource Energy Corp.                                        570               18,223
Wisconsin Energy Corp.                                      8,934              337,973
                                                                    ------------------
                                                                             9,161,143
                                                                    ------------------
ELECTRICAL EQUIPMENT (0.1%)
A.O. Smith Corp.                                              338               10,944
Acuity Brands, Inc.                                           709               19,717
AMETEK, Inc.                                                1,819               74,088
Baldor Electric Co.                                           474               11,518
C&D Technologies, Inc.                                        467                4,264
Emerson Electric Co.                                        3,589              249,615
Intermagnetics General Corp. (e)                              454               13,007
MagneTek, Inc. (e)                                            421                1,335
Regal-Beloit Corp.                                            466               14,833
Roper Industries, Inc.                                      1,398               52,705
Thomas & Betts Corp. (e)                                      216                8,407
Vicor Corp.                                                   323                5,443
Woodward Governor Co.                                         182               14,542
                                                                    ------------------
                                                                               480,418
                                                                    ------------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 183


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Aeroflex, Inc. (e)                                          1,205   $           10,917
Agilent Technologies, Inc. (e)                              8,502              272,149
Agilysys, Inc.                                                484                7,231
Amphenol Corp. Class A                                      6,461              258,246
Anixter International, Inc.                                   540               20,023
Arrow Electronics, Inc. (e)                                12,267              361,999
Artesyn Technologies, Inc. (e)                                707                6,215
Avnet, Inc. (e)                                            16,473              379,703
Bell Microproducts, Inc. (e)                                  474                3,266
Benchmark Electronics, Inc. (e)                               681               19,129
Checkpoint Systems, Inc. (e)                                  599               14,376
Cognex Corp.                                                  735               21,006
Coherent, Inc. (e)                                            505               14,953
CTS Corp.                                                     632                7,445
Daktronics, Inc.                                              300                6,483
Electro Scientific
  Industries, Inc. (e)                                        509               11,183
FLIR Systems, Inc. (e)                                      1,124               23,559
Global Imaging
  Systems, Inc. (e)(b)                                        392               13,959
Itron, Inc. (e)                                               374               16,254
Keithley Instruments, Inc.                                    271                4,350
Littelfuse, Inc. (e)                                          371                9,093
Methode Electronics, Inc.                                     651                6,679
MTS Systems Corp.                                             321               12,827
Park Electrochemical Corp.                                    361                9,061
Paxar Corp. (e)                                               660               11,332
PerkinElmer, Inc.                                           2,104               46,435
Photon Dynamics, Inc. (e)                                     295                5,136
Planar Systems, Inc. (e)                                      261                2,328
Plexus Corp. (e)                                            1,881               33,237
RadiSys Corp. (e)                                             326                5,239
Rogers Corp. (e)                                              295               11,018
Sanmina-SCI Corp. (e)                                      13,415               48,965
ScanSource, Inc. (e)(b)                                       222               12,574
Solectron Corp. (e)(b)                                     49,629              175,190
Symbol Technologies, Inc.                                     290                2,407
Tech Data Corp. (e)                                         1,323               45,829
Technitrol, Inc.                                              679               11,421
Thermo Electron Corp. (e)(b)                                2,679               80,879
Trimble Navigation Ltd. (e)                                   900               25,983
Varian, Inc. (e)                                            2,167               79,681
X-Rite, Inc.                                                  367                3,776
                                                                    ------------------
                                                                             2,111,536
                                                                    ------------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Atwood Oceanics, Inc. (e)                                     227               15,985
BJ Services Co.                                             2,804               97,439
Cal Dive International, Inc. (e)(b)                           635               39,078
CARBO Ceramics, Inc.                                          312               18,458


                                                           SHARES                VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Cooper Cameron Corp. (e)                                      862   $           63,555
Dril-Quip, Inc. (e)                                           123                5,031
ENSCO International, Inc.                                   2,549              116,209
Grant Prideco, Inc. (e)                                     2,491               96,875
Hanover Compressor Co. (e)                                  3,528               45,370
Helmerich & Payne, Inc.                                     6,305              349,297
Hydril (e)                                                    354               23,484
Input/Output, Inc. (e)(b)                                   1,231                9,454
Lone Star Technologies, Inc. (e)                              482               22,052
Maverick Tube Corp. (e)                                       716               22,167
Oceaneering International, Inc. (e)                           442               21,269
Offshore Logistics, Inc. (e)                                  380               12,920
Patterson-UTI Energy, Inc.                                  9,289              317,034
Pride International, Inc. (e)                               5,925              166,315
SEACOR Holdings, Inc. (e)                                     346               24,784
Smith International, Inc.                                      66                2,138
TETRA Technologies, Inc. (e)                                  592               16,558
Tidewater, Inc.                                             1,432               65,815
Transocean, Inc. (e)                                       10,337              594,274
Unit Corp. (e)                                                770               40,348
Veritas DGC, Inc. (e)                                         556               17,909
Weatherford International Ltd. (e)(b)                          55                3,443
W-H Energy Services, Inc. (e)                                 498               15,089
                                                                    ------------------
                                                                             2,222,350
                                                                    ------------------
FOOD & STAPLES RETAILING (0.6%)
Albertson's, Inc. (b)                                      16,869              423,581
Casey's General Stores, Inc.                                  842               18,170
Great Atlantic & Pacific
  Tea Co. (The) (e)                                           285                8,006
Kroger Co. (The) (e)                                       26,312              523,609
Longs Drug Stores Corp.                                       448               18,686
Nash Finch Co. (b)                                            214                6,647
Performance Food
  Group Co. (e)(b)                                            628               17,327
Safeway, Inc. (b)                                          18,966              441,149
SUPERVALU, Inc.                                             5,720              179,780
United Natural
  Foods, Inc. (e)                                             656               18,440
Whole Foods
  Market, Inc. (b)                                          2,170              312,762
                                                                    ------------------
                                                                             1,968,157
                                                                    ------------------
FOOD PRODUCTS (0.6%)
American Italian Pasta Co. Class A                            327                2,109
Archer-Daniels-Midland Co.                                 25,624              624,457
ConAgra Foods, Inc.                                         6,390              148,695
Corn Products International, Inc.                           1,233               29,358
Dean Foods Co. (e)                                         15,373              555,734

 184   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Delta & Pine Land Co.                                         650   $           16,218
Flowers Foods, Inc.                                           908               26,604
General Mills, Inc. (b)                                     8,901              429,562
Hain Celestial Group, Inc. (e)                                511                9,873
J&J Snack Foods Corp.                                         113                6,374
JM Smucker Co. (The)                                          486               22,215
Kellogg Co.                                                 3,115              137,590
Lance, Inc.                                                   532                9,326
McCormick & Co., Inc.                                       2,273               68,849
Peet's Coffee & Tea, Inc. (e)                                 175                5,822
Ralcorp Holdings, Inc. (e)                                    492               19,139
Sanderson Farms, Inc.                                         259                8,938
Sensient Technologies Corp.                                 2,977               52,663
TreeHouse Foods, Inc. (e)(b)                                  517               13,359
Tyson Foods, Inc. Class A                                   6,398              113,884
                                                                    ------------------
                                                                             2,300,769
                                                                    ------------------
GAS UTILITIES (0.1%)
Atmos Energy Corp.                                          1,311               34,479
Cascade Natural Gas Corp.                                     199                4,099
Laclede Group, Inc. (The)                                     349               10,435
New Jersey Resources Corp.                                    459               19,810
Nicor, Inc.                                                 2,233               87,534
Northwest Natural Gas Co.                                     470               16,262
Piedmont Natural
  Gas Co., Inc. (b)                                         1,268               30,001
Southern Union Co. (e)                                      1,593               37,467
Southwest Gas Corp.                                           618               16,847
Southwestern Energy Co. (e)                                 1,377               99,888
UGI Corp.                                                   1,701               40,144
WGL Holdings, Inc.                                          1,095               34,033
                                                                    ------------------
                                                                               430,999
                                                                    ------------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Advanced Medical Optics, Inc. (e)                           1,275               45,492
Advanced Neuromodulation Systems, Inc. (e)                    325               19,822
American Medical Systems Holdings, Inc. (e)                 1,163               19,015
Analogic Corp.                                                245               11,466
Applera Corp.-Applied BioSystems Group                      2,145               52,059
ArthroCare Corp. (e)                                          377               13,847
Bausch & Lomb, Inc.                                         1,292               95,853
Baxter International, Inc.                                 17,978              687,299
Beckman Coulter, Inc.                                       1,913               94,234
BioLase Technology, Inc. (b)                                  406                2,712
BioSite, Inc. (e)(b)                                          283               15,630
CONMED Corp. (e)                                              480               11,510


                                                           SHARES                VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Cooper Cos., Inc. (The)                                       724   $           49,840
Cyberonics, Inc. (e)(b)                                       400               12,008
Cytyc Corp. (e)(b)                                            944               23,930
Datascope Corp.                                               206                6,545
Diagnostic Products Corp.                                     394               16,587
DJ Orthopedics, Inc. (e)                                      400               11,632
Edwards Lifesciences Corp. (e)                              2,424              100,305
Greatbatch, Inc. (e)                                          387               10,085
Guidant Corp.                                               2,644              166,572
Haemonetics Corp. (e)                                         440               21,318
Hologic, Inc. (e)                                             362               20,077
Hospira, Inc. (e)                                           4,794              191,041
ICU Medical, Inc. (e)                                         247                8,623
IDEXX Laboratories, Inc. (e)                                  535               37,520
Immucor, Inc. (e)                                             744               19,284
Integra LifeSciences Holdings Corp. (e)                       307               10,592
Intuitive Surgical, Inc. (e)                                  375               33,274
Invacare Corp.                                                529               17,875
Kensey Nash Corp. (e)(b)                                      191                4,380
Laserscope (e)                                                100                2,701
Mentor Corp.                                                  630               28,350
Merit Medical Systems, Inc. (e)                               439                5,233
Osteotech, Inc. (e)                                           306                1,040
PolyMedica Corp.                                              405               13,369
Possis Medical, Inc. (e)                                      325                3,855
Resmed, Inc. (e)                                            1,144               43,621
Respironics, Inc. (e)                                       1,174               42,111
STERIS Corp.                                                1,487               33,918
SurModics, Inc. (e)(b)                                        261               10,315
Sybron Dental Specialties, Inc. (e)                           642               27,542
Theragenics Corp. (e)                                         535                1,610
Varian Medical Systems, Inc. (e)                           10,284              468,539
Viasys Healthcare, Inc. (e)                                   549               13,116
Vital Signs, Inc.                                              95                4,463
                                                                    ------------------
                                                                             2,530,210
                                                                    ------------------
HEALTH CARE PROVIDERS & SERVICES (3.8%)
Aetna, Inc.                                                14,840            1,314,230
Amedisys, Inc. (e)(b)                                         254                9,705
American Healthways, Inc. (e)                                 544               22,065
AMERIGROUP Corp. (e)                                          839               14,028
AmerisourceBergen Corp.                                     5,348              407,892
AmSurg Corp. (e)                                              484               11,495
Apria Healthcare Group, Inc. (e)                            5,212              120,241
Cardinal Health, Inc.                                      21,869            1,367,031
Caremark Rx, Inc. (e)                                      18,919              991,356

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 185


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Centene Corp. (e)                                             700   $           14,105
Cerner Corp. (e)(b)                                           508               42,901
CIGNA Corp.                                                 6,634              768,682
Community Health Systems, Inc. (e)                          8,419              312,429
Coventry Health Care, Inc. (e)                              7,429              401,092
Cross Country Healthcare, Inc. (e)                            443                8,049
Cryolife, Inc. (e)(b)                                         472                3,077
Dendrite International, Inc. (e)                              739               12,969
Gentiva Health Services, Inc. (e)                             412                6,052
HCA, Inc. (b)                                              21,885            1,054,638
Health Net, Inc. (e)                                       12,300              576,132
Hooper Holmes, Inc.                                         1,184                3,422
Humana, Inc. (e)                                            6,892              305,936
LabOne, Inc. (e)                                              300               13,161
LCA-Vision, Inc.                                              345               14,493
LifePoint Hospitals, Inc. (e)                               2,650              103,615
Lincare Holdings, Inc. (e)                                  8,666              354,006
Manor Care, Inc.                                            1,360               50,660
McKesson Corp.                                             14,526              659,916
Medco Health Solutions, Inc. (e)                            7,047              398,156
NDC Health Corp.                                              591               11,134
Odyssey HealthCare, Inc. (e)                                  656               11,336
Omnicare, Inc.                                              3,058              165,438
Owens & Minor, Inc.                                           668               19,673
PacifiCare Health Systems, Inc. (e)                         5,041              415,177
PAREXEL International Corp. (e)                               469               10,262
Patterson Cos., Inc. (e)                                    3,356              138,871
Pediatrix Medical Group, Inc. (e)                             384               29,591
Pharmaceutical Product Development, Inc.                      867               49,826
RehabCare Group, Inc. (e)                                     294                6,259
Renal Care Group, Inc. (e)                                  1,581               74,070
SFBC International, Inc. (e)(b)                               282               12,024
Sierra Health Services, Inc. (e)                              438               32,850
Sunrise Senior Living, Inc. (e)(b)                            598               19,339
Tenet Healthcare Corp. (e)                                  3,988               33,579
Triad Hospitals, Inc. (e)                                   6,030              248,014
United Surgical Partners International, Inc. (e)              700               25,095


                                                           SHARES                VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
UnitedHealth Group, Inc.                                   40,755   $        2,359,307
Universal Health Services, Inc. Class B (b)                 7,007              330,310
                                                                    ------------------
                                                                            13,353,689
                                                                    ------------------
HOTELS, RESTAURANTS & LEISURE (0.8%)
Applebees International, Inc.                               2,056               45,047
Aztar Corp. (e)                                               585               17,591
Bally Total Fitness
  Holding Corp. (e)                                           621                3,558
Boyd Gaming Corp.                                             558               23,018
Brinker International, Inc. (e)(b)                         10,792              411,391
CBRL Group, Inc.                                            5,785              200,740
CEC Entertainment, Inc. (e)                                   576               19,475
Darden Restaurants, Inc.                                    7,257              235,272
GTECH Holdings Corp.                                       13,004              414,047
Harrah's Entertainment, Inc.                                1,536               92,897
Hilton Hotels Corp.                                        12,640              245,848
IHOP Corp.                                                    320               15,110
Jack in the Box, Inc. (e)                                     614               18,236
Landry's Restaurants, Inc.                                    294                8,085
LoneStar Steakhouse & Saloon, Inc.                            328                8,466
Marcus Corp.                                                  362                7,950
Marriott International, Inc. Class A                        1,487               88,655
Multimedia Games, Inc. (e)(b)                                 500                4,960
O'Charley's, Inc. (e)                                         380                5,210
P.F. Chang's China Bistro, Inc. (e)(b)                        434               19,851
Panera Bread Co. Class A (e)(b)                               503               29,773
Papa John's International, Inc. (e)                           204               10,594
Pinnacle Entertainment, Inc. (e)                              603               11,427
RARE Hospitality International, Inc. (e)                      564               17,236
Red Robin Gourmet Burgers, Inc. (e)(b)                        241               11,623
Ruby Tuesday, Inc. (b)                                      6,707              146,950
Ryan's Restaurant Group, Inc. (e)                             693                7,387
Shuffle Master, Inc. (e)(b)                                   586               14,861
Sonic Corp. (e)                                               988               28,593
Steak N Shake Co. (The) (e)                                   494                9,099
Triarc Cos., Inc. Class B                                     923               13,725
Wendy's International, Inc.                                 2,908              135,862
WMS Industries, Inc. (e)(b)                                   383                9,625
Yum! Brands, Inc.                                           7,323              372,521
                                                                    ------------------
                                                                             2,704,683
                                                                    ------------------

 186   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class A (b)                        8,380   $          211,595
Applica, Inc. (e)                                             423                  706
Bassett Furniture Industries, Inc.                            207                3,875
Black & Decker Corp. (The)                                    628               51,578
Champion Enterprises, Inc. (e)                              1,188               16,489
D.R. Horton, Inc.                                             738               22,649
Department 56, Inc. (e)                                       234                2,551
Ethan Allen Interiors, Inc.                                   573               19,379
Fedders Corp.                                                 530                1,219
Fleetwood Enterprises, Inc. (e)                               950               10,498
Fortune Brands, Inc.                                          605               45,962
Furniture Brands International, Inc. (b)                    3,829               69,496
Interface, Inc. Class A (e)                                   937                7,234
La-Z-Boy, Inc. (b)                                            910               10,774
Lennar Corp. Class A                                        2,454              136,393
Libbey, Inc.                                                  248                2,790
M.D.C. Holdings, Inc.                                         544               37,318
M/I Homes, Inc.                                               209                9,384
Maytag Corp.                                                3,724               64,127
Meritage Homes Corp. (e)                                      390               24,285
National Presto Industries, Inc.                               95                4,164
Newell Rubbermaid, Inc.                                    14,026              322,458
NVR, Inc. (e)(b)                                               92               63,066
Russ Berrie & Co., Inc.                                       284                3,831
Ryland Group, Inc.                                          1,780              119,794
Skyline Corp.                                                 153                6,082
Standard Pacific Corp.                                      1,112               42,901
Toll Brothers, Inc. (e)(b)                                  6,312              232,976
Toro Co. (The)                                                707               25,813
Tupperware Corp.                                            3,672               84,199
Whirlpool Corp. (b)                                           565               44,353
                                                                    ------------------
                                                                             1,697,939
                                                                    ------------------
HOUSEHOLD PRODUCTS (1.3%)
Church & Dwight Co., Inc.                                   1,496               52,435
Clorox Co. (The)                                            6,515              352,592
Colgate-Palmolive Co.                                         446               23,620
Energizer Holdings, Inc. (e)                                6,294              317,784
Kimberly-Clark Corp.                                       23,563            1,339,321
Procter & Gamble Co. (The)                                 45,634            2,555,048
Spectrum Brands, Inc. (e)                                     623               12,896
WD-40 Co.                                                     304                8,369
                                                                    ------------------
                                                                             4,662,065
                                                                    ------------------


                                                           SHARES                VALUE
INDUSTRIAL CONGLOMERATES (1.5%)
ALLETE, Inc.                                                  497   $           21,873
V  General Electric Co. (i)                               151,145            5,125,327
Standex International Corp.                                   219                5,917
Teleflex, Inc.                                              1,767              116,958
Textron, Inc.                                               2,252              162,234
Tredegar Corp.                                                467                5,880
                                                                    ------------------
                                                                             5,438,189
                                                                    ------------------
INSURANCE (4.6%)
ACE Ltd.                                                   14,590              760,139
AFLAC, Inc.                                                25,510            1,218,868
Allmerica Financial Corp. (e)                               2,110               80,391
American Financial Group, Inc.                              2,587               88,424
American International Group, Inc.                         31,906            2,067,509
AmerUs Group Co.                                            4,805              284,072
Aon Corp.                                                  16,213              548,810
Arthur J. Gallagher & Co. (b)                               2,059               60,576
Brown & Brown, Inc. (b)                                     1,440               78,235
Chubb Corp. (The)                                           8,258              767,746
Delphi Financial Group, Inc. Class A                          476               22,296
Everest Re Group Ltd.                                       5,434              540,411
Fidelity National Financial, Inc.                           6,880              257,725
Fidelity National Title Group, Inc. Class A (e)               946               20,576
First American Corp. (b)                                    3,814              167,129
Hartford Financial Services Group, Inc. (The) (b)           3,758              299,701
HCC Insurance Holdings, Inc.                               11,016              330,480
Hilb, Rogal & Hobbs Co.                                       565               21,159
Horace Mann Educators Corp.                                 2,988               57,997
Infinity Property & Casualty Corp.                            352               13,101
LandAmerica Financial Group, Inc.                             302               19,074
Loews Corp.                                                 2,334              217,015
MBIA, Inc. (b)                                              2,280              132,787
MetLife, Inc.                                              36,898            1,823,130
Old Republic International Corp.                            5,009              129,783
Philadelphia Consolidated Holding Corp. (e)                   309               29,744
Presidential Life Corp.                                       430                8,136
ProAssurance Corp. (e)                                        500               23,400
Progressive Corp. (The)                                    10,126            1,172,692
Protective Life Corp.                                       8,563              375,402

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 187


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Prudential Financial, Inc.                                 21,913   $        1,595,047
RLI Corp.                                                     334               17,953
SAFECO Corp.                                                3,804              211,883
SCPIE Holdings, Inc. (e)                                      237                3,579
Selective Insurance Group, Inc. (b)                           463               25,423
St. Paul Travelers Cos., Inc. (The)                        34,366            1,547,501
Stewart Information Services Corp.                            301               15,330
Torchmark Corp.                                               877               46,332
UICI                                                          586               21,166
United Fire & Casualty Co. (b)                                100                4,502
UnumProvident Corp. (b)                                    14,984              304,025
W.R. Berkley Corp.                                          9,716              424,589
XL Capital Ltd. Class A                                     7,151              458,093
Zenith National Insurance Corp.                               547               24,626
                                                                    ------------------
                                                                            16,316,557
                                                                    ------------------
INTERNET & CATALOG RETAIL (0.0%)++
Insight Enterprises, Inc. (e)                                 844               17,319
J. Jill Group, Inc. (The) (e)                                 350                4,445
                                                                    ------------------
                                                                                21,764
                                                                    ------------------
INTERNET SOFTWARE & SERVICES (0.0%)++
Digital Insight Corp. (e)                                     600               17,898
Internet Security Systems, Inc. (e)                           656               16,157
j2 Global Communications, Inc. (e)(b)                         378               16,711
MIVA, Inc. (e)                                                500                2,785
WebEx Communications, Inc. (e)(b)                             647               14,823
Websense, Inc. (e)                                            375               22,155
Zix Corp. (e)(b)                                              497                  914
                                                                    ------------------
                                                                                91,443
                                                                    ------------------
IT SERVICES (0.8%)
Acxiom Corp.                                               10,335              220,549
BISYS Group, Inc. (The) (e)                                 5,570               70,628
CACI International, Inc. (e)                                  491               26,779
Carreker Corp. (e)                                            421                2,311
Ceridian Corp. (e)                                          5,054              110,733
CIBER, Inc. (e)                                             1,015                6,476
Cognizant Technology Solutions Corp. Class A (e)            4,332              190,521
Computer Sciences Corp. (e)                                 9,465              485,081
CSG Systems International, Inc. (e)                         5,723              134,548


                                                           SHARES                VALUE
IT SERVICES (CONTINUED)
DST Systems, Inc. (e)                                       3,496   $          196,196
eFunds Corp. (e)                                              767               15,823
First Data Corp. (b)                                       29,101            1,177,135
Fiserv, Inc. (e)                                            1,636               71,460
Gevity HR, Inc.                                               100                2,574
Global Payments, Inc.                                       1,104               47,306
Intrado, Inc. (e)                                             270                5,222
iPayment Holdings, Inc. (e)                                   200                7,192
Keane, Inc. (e)                                             1,223               13,820
Mantech International Corp. Class A (e)                       298                8,255
MAXIMUS, Inc.                                                 320               11,600
Pegasus Solutions, Inc. (e)                                   370                3,138
Sabre Holdings Corp. Class A                                4,423               86,381
StarTek, Inc.                                                 260                3,307
Unisys Corp. (e)                                            2,360               12,060
                                                                    ------------------
                                                                             2,909,095
                                                                    ------------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Action Performance Cos., Inc.                                 327                4,009
Arctic Cat, Inc.                                              267                5,001
Brunswick Corp.                                               809               30,847
Eastman Kodak Co. (b)                                       4,893              107,157
Harley-Davidson, Inc. (b)                                   5,051              250,176
Hasbro, Inc.                                                2,927               55,145
JAKKS Pacific, Inc. (e)                                       449                8,253
K2, Inc. (e)                                                  776                7,783
MarineMax, Inc. (e)                                           100                2,470
Meade Instruments Corp. (e)                                   477                1,259
Nautilus Group, Inc.                                          519                9,409
Polaris Industries, Inc. (b)                                  698               31,473
SCP Pool Corp.                                                861               30,970
Sturm, Ruger & Co., Inc.                                      492                3,606
                                                                    ------------------
                                                                               547,558
                                                                    ------------------
MACHINERY (0.5%)
A.S.V., Inc. (e)(b)                                           297                6,932
Albany International Corp. Class A                            510               19,701
Astec Industries, Inc. (e)                                    290                8,224
Barnes Group, Inc.                                            290               10,150
Briggs & Stratton Corp.                                       852               27,247
Ceradyne, Inc. (e)(b)                                         382               14,974
CLARCOR, Inc.                                                 864               23,760
Cummins, Inc. (b)                                             758               64,710
Deere & Co. (b)                                             2,097              127,246
Dionex Corp. (e)                                              354               17,144
Eaton Corp.                                                 1,255               73,832
EnPro Industries, Inc. (e)                                    343                9,570
Federal Signal Corp.                                        1,134               18,393

 188   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
MACHINERY (CONTINUED)
Gardner Denver, Inc. (e)                                      412   $           20,023
Harsco Corp.                                                3,001              192,814
IDEX Corp.                                                    838               33,537
Illinois Tool Works, Inc. (b)                               2,475              209,781
Ingersoll-Rand Co. Class A                                  3,615              136,611
JLG Industries, Inc.                                          856               32,836
Joy Global, Inc.                                            1,392               63,851
Kaydon Corp.                                                  470               13,889
Kennametal, Inc.                                              886               45,283
Lindsay Manufacturing Co.                                     205                4,213
Lydall, Inc. (e)                                              290                2,598
Manitowoc Co.                                                 497               26,445
Milacron, Inc. (e)                                            814                1,042
Mueller Industries, Inc.                                      575               15,836
Navistar International Corp. (e)                              538               14,806
Nordson Corp.                                               1,123               41,742
Oshkosh Truck Corp.                                         1,220               53,143
Parker-Hannifin Corp.                                       2,020              126,614
Reliance Steel & Aluminum Co.                                 465               26,514
Robbins & Myers, Inc.                                         263                5,678
SPX Corp. (b)                                               3,964              170,531
Stewart & Stevenson Services, Inc.                            522               12,455
Valmont Industries, Inc.                                      275                8,957
Wabash National Corp.                                         488                8,984
Watts Water Technologies, Inc. Class A                        426               11,826
Wolverine Tube, Inc. (e)                                      296                1,888
                                                                    ------------------
                                                                             1,703,780
                                                                    ------------------
MARINE (0.1%)
Alexander & Baldwin, Inc.                                   3,604              176,380
Kirby Corp. (e)                                               409               21,133
                                                                    ------------------
                                                                               197,513
                                                                    ------------------
MEDIA (1.0%)
4Kids Entertainment, Inc. (e)                                 236                4,026
Advo, Inc.                                                    511               12,622
Catalina Marketing Corp.                                    2,796               72,864
Clear Channel Communications, Inc.                          9,333              283,910
Comcast Corp. Class A (e)(b)                                1,199               33,368
Emmis Communications Corp. Class A (e)(b)                   3,196               62,546
Gannett Co., Inc.                                           8,010              501,907
Knight-Ridder, Inc. (b)                                       577               30,800
Media General, Inc. Class A                                   944               49,796


                                                           SHARES                VALUE
MEDIA (CONTINUED)
Readers Digest Association, Inc. (The)                      7,908   $          121,151
Thomas Nelson, Inc.                                           257                5,502
Time Warner, Inc.                                          14,721              262,475
Viacom, Inc. Class B                                       62,215            1,926,799
Walt Disney Co. (The)                                       5,196              126,627
                                                                    ------------------
                                                                             3,494,393
                                                                    ------------------
METALS & MINING (0.4%)
A.M. Castle & Co. (e)                                         266                5,301
Alaska Air Group, Inc. (e)                                  2,991               94,306
Aleris International, Inc. (e)                                480               12,461
Brush Engineered Materials, Inc. (e)                          296                4,464
Carpenter Technology Corp.                                    366               22,070
Century Aluminum Co. (e)                                      383                6,963
Chaparral Steel Co. (e)                                       356                8,893
Cleveland-Cliffs, Inc. (b)                                    364               29,681
Commercial Metals Co.                                         993               31,567
Freeport-McMoRan Copper & Gold, Inc. Class B                9,119              450,661
Massey Energy Co.                                           1,259               50,448
Nucor Corp.                                                 1,356               81,157
Phelps Dodge Corp.                                          4,939              595,001
Quanex Corp. (b)                                              396               22,932
RTI International Metals, Inc. (e)                            372               12,469
Ryerson Tull, Inc. (b)                                        444                8,964
Steel Dynamics, Inc. (b)                                    1,330               41,190
Steel Technologies, Inc.                                      175                4,587
United States Steel Corp.                                   2,871              104,878
                                                                    ------------------
                                                                             1,587,993
                                                                    ------------------
MULTILINE RETAIL (1.0%)
Dillard's, Inc. Class A                                     2,355               48,772
Dollar Tree Stores, Inc. (e)                               11,581              249,686
Federated Department Stores, Inc.                          11,184              686,362
Fred's, Inc.                                                  656                9,774
J.C. Penney Co., Inc.                                       8,960              458,752
Nordstrom, Inc.                                            12,175              421,864
Saks, Inc. (e)                                              9,186              166,726
Sears Holdings Corp. (e)(b)                                 2,868              344,877
Shopko Stores, Inc. (e)                                       532               15,252
Target Corp.                                               23,882            1,329,989
                                                                    ------------------
                                                                             3,732,054
                                                                    ------------------
MULTI-UTILITIES (0.1%)
Centerpoint Energy, Inc. (b)                                7,585              100,425
NiSource, Inc.                                              3,902               92,282
PNM Resources, Inc.                                         3,298               83,604

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 189


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
TECO Energy, Inc.                                           3,368   $           58,266
Vectren Corp.                                               1,981               53,784
                                                                    ------------------
                                                                               388,361
                                                                    ------------------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
AES Corp. (The) (e)                                        24,875              395,264
Avista Corp.                                                  815               14,279
Constellation Energy Group, Inc.                            1,503               82,364
El Paso Corp.                                               3,006               35,651
Energen Corp.                                               1,202               45,195
Energy East Corp.                                           5,901              140,739
Equitable Resources, Inc. (b)                               8,232              318,167
MDU Resources Group, Inc.                                  11,477              378,397
National Fuel Gas Co.                                       4,026              121,344
Omnicom Group, Inc. (b)                                     3,110              258,006
ONEOK, Inc.                                                 2,271               65,269
PG&E Corp.                                                 18,845              685,581
Questar Corp.                                               6,445              507,544
Sierra Pacific Resources (e)                               16,639              215,475
Westar Energy, Inc.                                         1,847               40,819
Williams Cos., Inc. (The)                                  19,164              427,357
                                                                    ------------------
                                                                             3,731,451
                                                                    ------------------
OFFICE ELECTRONICS (0.1%)
Gerber Scientific, Inc. (e)                                   396                3,132
Xerox Corp. (e)                                            16,184              219,617
                                                                    ------------------
                                                                               222,749
                                                                    ------------------
OIL & GAS (5.9%)
Amerada Hess Corp.                                          3,534              442,103
Anadarko Petroleum Corp.                                    8,058              730,941
Burlington Resources, Inc.                                 18,959            1,369,219
Cabot Oil & Gas Corp.                                         802               36,724
Chevron Corp.                                              16,977              968,877
Cimarex Energy Co. (e)                                      1,378               54,100
ConocoPhillips                                             42,511            2,779,369
Devon Energy Corp.                                         23,134            1,396,831
EOG Resources, Inc. (b)                                     1,884              127,698
V  ExxonMobil Corp. (i)                                    92,474            5,191,490
Forest Oil Corp. (e)                                        4,565              199,399
Frontier Oil Corp.                                            899               33,155
Kerr-McGee Corp.                                            5,122              435,575
Marathon Oil Corp.                                         18,340            1,103,334
Newfield Exploration Co. (e)                               12,009              544,368
Noble Energy, Inc.                                          8,000              320,400
Occidental Petroleum Corp.                                 20,146            1,589,116
Overseas Shipholding Group, Inc.                            1,850               88,060
Peabody Energy Corp.                                        2,997              234,246


                                                           SHARES                VALUE
OIL & GAS (CONTINUED)
Penn Virginia Corp.                                           311   $           16,906
Petroleum Development Corp. (e)                               274                9,201
Pioneer Natural Resources Co.                               9,364              468,668
Plains Exploration & Production Co. (e)                     6,271              244,569
Pogo Producing Co. (b)                                      5,906              298,253
Remington Oil & Gas Corp. (e)                                 421               14,735
Spinnaker Exploration Co. (e)                                 442               27,218
St. Mary Land & Exploration Co.                               939               31,935
Stone Energy Corp. (e)                                        443               20,334
Sunoco, Inc.                                                7,011              522,320
Swift Energy Co. (e)                                          501               21,874
Valero Energy Corp.                                        13,461            1,416,636
Vintage Petroleum, Inc.                                       922               47,843
Western Gas Resources, Inc.                                 1,496               64,777
World Fuel Services Corp.                                     375               11,963
XTO Energy, Inc.                                               42                1,825
                                                                    ------------------
                                                                            20,864,062
                                                                    ------------------
PAPER & FOREST PRODUCTS (0.2%)
Buckeye Technologies, Inc. (e)                                676                5,070
Deltic Timber Corp.                                           217                9,982
Georgia-Pacific Corp.                                      11,005              357,993
Louisiana-Pacific Corp.                                     1,867               46,544
MeadWestvaco Corp.                                          6,452              169,171
Neenah Paper, Inc.                                            242                7,030
Pope & Talbot, Inc.                                           280                2,447
Potlatch Corp.                                              3,286              146,983
Schweitzer-Mauduit International, Inc.                        270                6,539
Wausau Paper Corp.                                            866                9,483
Weyerhaeuser Co.                                            1,101               69,737
                                                                    ------------------
                                                                               830,979
                                                                    ------------------
PERSONAL PRODUCTS (0.0%)++
Nature's Sunshine Products, Inc.                              238                4,605
NBTY, Inc. (e)                                              1,003               20,070
USANA Health Sciences, Inc. (e)                               171                7,527
                                                                    ------------------
                                                                                32,202
                                                                    ------------------
PHARMACEUTICALS (2.5%)
Abbott Laboratories                                           564               24,280
Allergan, Inc.                                              1,695              151,364
Alpharma, Inc. Class A                                        698               17,373
Barr Pharmaceuticals, Inc. (e)                              2,506              143,970
Bradley Pharmaceuticals, Inc. (e)(b)                          276                3,323

 190   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Connetics Corp. (e)                                           572   $            7,459
Eli Lilly & Co. (b)                                         6,422              319,751
Forest Laboratories, Inc. (e)                              14,462              548,254
IVAX Corp. (e)(b)                                           3,982              113,686
Johnson & Johnson                                          30,780            1,927,444
King Pharmaceuticals, Inc. (e)                              6,173               95,249
Medicis Pharmaceutical Corp. Class A (b)                      873               25,754
Merck & Co., Inc.                                          63,946            1,804,556
MGI Pharma, Inc. (e)                                        1,203               22,568
Mylan Laboratories, Inc.                                      695               13,351
Noven Pharmaceuticals, Inc. (e)                               386                5,439
V  Pfizer, Inc. (i)                                       167,871            3,649,516
Watson Pharmaceuticals, Inc. (e)                            2,720               94,003
                                                                    ------------------
                                                                             8,967,340
                                                                    ------------------
ROAD & RAIL (0.5%)
Arkansas Best Corp.                                           415               16,085
Burlington Northern Santa Fe Corp.                          6,350              394,081
CSX Corp.                                                   7,244              331,848
Heartland Express, Inc.                                       756               14,931
JB Hunt Transport Services, Inc.                            3,190               61,918
Kansas City Southern (e)(b)                                 1,344               29,783
Knight Transportation, Inc.                                   639               17,387
Landstar System, Inc.                                         979               37,711
Norfolk Southern Corp.                                     13,720              551,544
Old Dominion Freight Line, Inc. (e)                           310               10,971
Swift Transportation Co., Inc. (e)                          3,832               69,934
Union Pacific Corp.                                         2,214              153,165
Yellow Roadway Corp. (e)                                    1,769               80,401
                                                                    ------------------
                                                                             1,769,759
                                                                    ------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Actel Corp. (e)                                               456                6,361
Advanced Energy Industries, Inc. (e)                          590                6,343
Advanced Micro Devices, Inc. (e)                            7,824              181,673
Atmel Corp. (e)                                            11,018               27,104
ATMI, Inc. (e)                                                609               16,632
Axcelis Technologies, Inc. (e)                              1,660                7,221
Brooks Automation, Inc. (e)(b)                              1,287               15,076
Cohu, Inc.                                                    388                8,986
Cymer, Inc. (e)(b)                                            605               21,084
DSP Group, Inc. (e)                                           450               11,061
ESS Technology, Inc. (e)                                      707                2,043


                                                           SHARES                VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Exar Corp. (e)                                                587   $            7,390
Fairchild Semiconductor International, Inc. (e)             9,260              142,604
FEI Co. (e)                                                   418                7,900
Freescale Semiconductor, Inc. Class B (e)                  20,544              490,591
Integrated Device Technology, Inc. (e)                      2,485               24,552
V  Intel Corp.                                            147,609            3,468,812
Kopin Corp. (e)                                             1,270                7,176
Kulicke & Soffa Industries, Inc. (e)                          914                5,731
Lam Research Corp. (e)                                     11,858              400,089
Lattice Semiconductor Corp. (e)                             1,979                8,668
LSI Logic Corp. (e)                                        13,206              107,101
MEMC Electronic Materials, Inc. (e)                         5,358               96,123
Micron Technology, Inc. (e)                                31,209              405,405
Microsemi Corp. (e)                                         1,052               24,375
National Semiconductor Corp.                               17,761              401,931
NVIDIA Corp. (e)(b)                                         4,099              137,521
Pericom Semiconductor Corp. (e)                               469                3,724
Photronics, Inc. (e)                                          693               12,474
Power Integrations, Inc. (e)                                  541               11,421
RF Micro Devices, Inc. (e)                                  4,229               22,160
Rudolph Technologies, Inc. (e)                                299                3,642
Skyworks Solutions, Inc. (e)                                2,531               13,566
Standard Microsystems Corp. (e)                               307                8,679
Supertex, Inc. (e)                                            227                8,317
Texas Instruments, Inc.                                    66,011            1,884,614
Ultratech, Inc. (e)                                           418                5,760
Varian Semiconductor
  Equipment Associates, Inc. (e)                              624               23,600
Veeco Instruments, Inc. (e)                                   535                8,501
                                                                    ------------------
                                                                             8,046,011
                                                                    ------------------
SOFTWARE (2.1%)
Activision, Inc. (e)                                       15,839              249,775
Advent Software, Inc. (e)                                     414               12,718
Altiris, Inc. (e)                                             430                7,267
ANSYS, Inc. (e)                                               502               18,705
Autodesk, Inc.                                             10,672              481,627
BMC Software, Inc. (e)(b)                                  11,152              218,468
Cadence Design Systems, Inc. (e)(b)                        19,651              314,023
Captaris, Inc. (e)                                            546                1,966
Catapult Communications Corp. (e)                             230                4,207
Citrix Systems, Inc. (e)                                    2,834               78,133
Compuware Corp. (e)                                        12,815              103,673

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 191


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
SOFTWARE (CONTINUED)
EPIQ Systems, Inc. (e)                                        214   $            4,077
FactSet Research Systems, Inc.                                562               19,709
Fair Isaac Corp.                                            2,824              117,930
FileNet Corp. (e)                                             667               18,776
Hyperion Solutions Corp. (e)(b)                               651               31,482
Intuit, Inc. (e)                                            6,210              285,225
JDA Software Group, Inc. (e)                                  522                8,441
Kronos, Inc. (e)(b)                                           516               23,664
Macromedia, Inc. (e)                                        3,319              145,770
Manhattan Associates, Inc. (e)                                501               11,127
MapInfo Corp. (e)                                             275                3,380
McAfee, Inc. (e)                                           14,074              422,642
Mercury Interactive Corp. (e)                                 714               24,840
MICROS Systems, Inc. (e)                                      634               29,113
V  Microsoft Corp. (i)                                    148,071            3,805,425
MRO Software, Inc. (e)                                        448                7,338
Napster, Inc. (e)                                             563                2,038
Novell, Inc. (e)                                            9,731               74,150
Parametric Technology Corp. (e)                             4,285               27,895
Phoenix Technologies Ltd. (e)                                 434                2,578
Progress Software Corp. (e)                                   632               19,680
Radiant Systems, Inc. (e)                                     495                5,623
Reynolds & Reynolds Co. (The) Class A                         440               11,678
Secure Computing Corp. (e)                                    100                1,198
SERENA Software, Inc. (e)                                     483               10,573
Siebel Systems, Inc.                                        1,423               14,728
Sonic Solutions, Inc. (e)                                     394                7,541
SPSS, Inc. (e)                                                316                7,205
SS&C Technologies, Inc.                                       288               10,322
Sybase, Inc. (e)                                            9,527              211,976
Synopsys, Inc. (e)                                         17,823              337,746
Take-Two Interactive Software, Inc. (e)(b)                  1,143               23,603
TALX Corp.                                                    370               14,626
THQ, Inc. (e)                                                 979               22,693
Transaction Systems Architects, Inc. Class A (e)              765               20,663
Verity, Inc. (e)                                              683                6,796
                                                                    ------------------
                                                                             7,282,813
                                                                    ------------------
SPECIALTY RETAIL (2.1%)
Aaron Rents, Inc.                                             746               14,696
Abercrombie & Fitch Co. Class A                             7,352              382,230
Advance Auto Parts, Inc. (e)                                7,766              291,225
Aeropostale, Inc. (e)                                       3,146               61,473


                                                           SHARES                VALUE
SPECIALTY RETAIL (CONTINUED)
American Eagle Outfitters, Inc.                             5,147   $          121,212
AnnTaylor Stores Corp. (e)                                  2,295               55,700
AutoNation, Inc. (e)                                        1,533               30,476
AutoZone, Inc. (e)                                          2,622              212,120
Barnes & Noble, Inc.                                        7,466              269,971
Best Buy Co., Inc.                                          2,240               99,142
Borders Group, Inc.                                         8,228              161,516
Building Material Holding Corp.                               238               20,232
Burlington Coat Factory Warehouse Corp.                       278               10,720
Cato Corp. (The) Class A                                      556               11,109
Chico's FAS, Inc. (e)                                       7,193              284,411
Children's Place Retail Stores, Inc. (The) (e)                350               15,026
Christopher & Banks Corp.                                     607                8,116
Circuit City Stores, Inc.                                   3,014               53,619
Claire's Stores, Inc.                                         846               22,038
Cost Plus, Inc. (e)                                           391                6,006
Dress Barn, Inc. (e)                                          437               11,611
Finish Line, Inc. (The) Class A                               774               12,105
GameStop Corp. Class A (e)(b)                                 351               12,453
Gap, Inc. (The)                                             9,972              172,316
Genesco, Inc. (e)                                             397               14,610
Goody's Family Clothing, Inc.                                 442                4,199
Group 1 Automotive, Inc. (e)                                  413               11,415
Guitar Center, Inc. (e)                                       415               21,626
Gymboree Corp. (The) (e)                                      538                9,523
Hancock Fabrics, Inc. (b)                                     337                2,191
Haverty Furniture Cos., Inc.                                  401                4,908
Hibbett Sporting Goods, Inc. (e)                              615               16,131
Home Depot, Inc. (The)                                     30,380            1,246,795
Hot Topic, Inc. (e)(b)                                        803               11,957
Jo-Ann Stores, Inc. (e)                                       387                5,654
Jos. A. Bank Clothiers, Inc. (e)(b)                           100                4,081
Limited Brands, Inc.                                        9,274              185,573
Linens 'n Things, Inc. (e)                                    751               18,880
Men's Wearhouse, Inc. (The) (e)                               843               20,822
Michaels Stores, Inc.                                       9,111              301,392
Movie Gallery, Inc.                                           499                3,473
Office Depot, Inc. (e)                                     13,362              367,856
OfficeMax, Inc.                                             1,222               34,240
O'Reilly Automotive, Inc. (e)                               5,063              142,777
Pacific Sunwear of California, Inc. (e)(b)                  7,299              182,621
Payless ShoeSource, Inc. (e)                                8,358              153,536

 192   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES                VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
PEP Boys-Manny, Moe & Jack                                    919   $           12,682
PETsMART, Inc.                                              3,727               87,585
RadioShack Corp.                                            2,277               50,322
Rent-A-Center, Inc. (e)                                     6,579              118,554
Ross Stores, Inc.                                           3,028               81,877
Select Comfort Corp. (e)                                      600               13,140
Sonic Automotive, Inc.                                        497               10,989
Stage Stores, Inc.                                            450               12,474
Staples, Inc.                                              11,551              262,554
Stein Mart, Inc.                                              449                8,239
TBC Corp. (e)                                                 397               13,732
TJX Cos., Inc. (The)                                        7,982              171,852
Too, Inc. (e)                                                 543               15,427
Tractor Supply Co. (e)                                        558               27,063
Urban Outfitters, Inc. (e)(b)                               2,866               81,194
Wal-Mart Stores, Inc. (i)                                  25,193            1,191,881
Zale Corp. (e)                                                815               22,844
                                                                    ------------------
                                                                             7,286,192
                                                                    ------------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Ashworth, Inc. (e)                                            312                2,193
Brown Shoe Co., Inc.                                          326               10,585
Coach, Inc. (e)                                             9,540              306,997
Fossil, Inc. (e)                                              822               12,873
Haggar Corp.                                                   92                2,622
Jones Apparel Group, Inc.                                   1,932               52,705
Kellwood Co.                                                  448                9,816
K-Swiss, Inc. Class A                                         434               13,215
Oxford Industries, Inc.                                       270               13,298
Phillips-Van Heusen Corp.                                     619               17,611
Polo Ralph Lauren Corp.                                       514               25,289
Quiksilver, Inc. (e)                                        1,900               21,907
Reebok International Ltd.                                     437               24,931
Russell Corp.                                                 593                8,023
Stride Rite Corp.                                             591                7,695
Timberland Co. Class A (e)                                    474               13,343
Wolverine World Wide, Inc.                                    901               18,876
                                                                    ------------------
                                                                               561,979
                                                                    ------------------
THRIFTS & MORTGAGE FINANCE (1.0%)
Anchor Bancorp Wisconsin, Inc.                                315                9,973
BankAtlantic Bancorp, Inc. Class A                            753               10,459
BankUnited Financial Corp. Class A                            499               11,836
Brookline Bancorp, Inc.                                       984               13,825
Commercial Federal Corp.                                      661               22,606
Countrywide Financial Corp.                                14,906              473,564


                                                           SHARES                VALUE
THRIFTS & MORTGAGE FINANCE (CONTINUED)
Dime Community Bancshares                                     468   $            6,739
Downey Financial Corp.                                        351               21,393
Fannie Mae                                                 18,030              856,786
FirstFed Financial Corp. (e)                                  273               14,603
Flagstar Bancorp, Inc.                                        585                7,851
Freddie Mac                                                 2,751              168,774
Fremont General Corp.                                       1,098               23,816
Independence Community Bank Corp. (b)                       7,653              302,676
IndyMac Bancorp, Inc.                                         527               19,673
MAF Bancorp, Inc.                                             503               20,895
PMI Group, Inc. (The)                                         781               31,146
Radian Group, Inc.                                          4,555              237,316
Sterling Financial Corp.                                      565               14,148
Washington Mutual, Inc.                                    29,522            1,169,071
                                                                    ------------------
                                                                             3,437,150
                                                                    ------------------
TOBACCO (0.7%)
Alliance One International, Inc.                            1,433                3,568
Altria Group, Inc.                                         28,829            2,163,616
UST, Inc.                                                   4,207              174,128
                                                                    ------------------
                                                                             2,341,312
                                                                    ------------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
Applied Industrial Technologies, Inc.                         457               15,058
Hughes Supply, Inc.                                         1,090               36,461
Lawson Products                                               120                4,098
Watsco, Inc.                                                  429               24,380
                                                                    ------------------
                                                                                79,997
                                                                    ------------------
WATER UTILITIES (0.0%)++
American States Water Co.                                     278                8,713
                                                                    ------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Sprint Nextel Corp.                                        55,531            1,294,428
Telephone & Data Systems, Inc.                              3,252              122,991
                                                                    ------------------
                                                                             1,417,419
                                                                    ------------------
Total Common Stocks
  (Cost $172,666,112)                                                      215,043,354(m)
                                                                    ------------------

REAL ESTATE INVESTMENT TRUSTS (1.2%)
--------------------------------------------------------------------------------------
Acadia Realty Trust                                           859               16,321
Affordable Residential Communities (b)                        513                5,125
Alexandria Real Estate Equities, Inc.                         256               20,698

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 193


                                                           SHARES                VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
--------------------------------------------------------------------------------------
AMB Property Corp.                                          1,090   $           48,156
American Financial Realty Trust                             1,446               17,800
American First Apartment Investors, Inc.                      129                1,752
American Land Lease, Inc.                                     111                2,641
Amli Residential Properties Trust                             332               12,566
Apartment Investment & Management Co. Class A               2,810              107,904
Arch Coal, Inc. (b)                                         4,785              368,780
Archstone-Smith Trust                                       2,636              106,943
Arden Realty, Inc.                                            864               39,001
Ashford Hospitality Trust, Inc.                               326                3,423
Associated Estates Realty Corp.                               305                2,782
Avalonbay Communities, Inc. (b)                               967               83,404
Bedford Property Investors Inc.                               216                4,849
Boston Properties, Inc.                                     1,392               96,354
Boykin Lodging Co. (e)                                        273                3,011
Brandywine Realty Trust                                       702               19,235
BRE Properties, Inc. Class A                                  661               29,157
Camden Property Trust                                         709               39,952
Capital Automotive                                          1,248               48,198
CarrAmerica Realty Corp.                                      717               23,611
CBL & Associates Properties, Inc. (b)                         810               30,254
Cedar Shopping Centers, Inc.                                  257                3,603
Centerpoint Properties Trust (b)                              616               28,065
Colonial Properties Trust                                   1,290               56,386
Commercial Net Lease Realty, Inc.                           1,519               29,438
Corporate Office Properties Trust                             460               15,990
Correctional Properties Trust                                 173                4,861
Cousins Properties, Inc.                                      646               19,083
Crescent Real Estate Equities Co.                           1,311               26,154
Developers Diversified Realty Corp.                         1,398               61,065
Duke Realty Corp.                                           1,909               65,097
EastGroup Properties, Inc.                                    652               28,492
Entertainment Properties Trust                                745               29,875
Equity Inns, Inc.                                             638                8,320
Equity Lifestyle Properties, Inc.                             302               12,784


                                                           SHARES                VALUE
Equity Office Properties Trust                              5,384   $          165,827
Equity One, Inc.                                              732               17,165
Equity Residential (b)                                      3,764              147,737
Essex Property Trust, Inc.                                    680               61,118
Federal Realty Investment Trust                               680               41,242
FelCor Lodging Trust, Inc. (e)                                784               11,697
First Industrial Realty Trust, Inc.                           541               21,981
First Potomac Realty Trust                                    187                4,739
General Growth Properties, Inc.                             3,044              129,309
Getty Realty Corp.                                            326                8,884
Glenborough Realty Trust, Inc.                              1,043               19,953
Glimcher Realty Trust                                         468               10,750
Government Properties Trust, Inc.                             265                2,406
Health Care Property Investors, Inc.                        1,788               45,505
Health Care, Inc. (b)                                         677               23,857
Healthcare Realty Trust, Inc.                                 618               23,385
Heritage Property Investment Trust                            469               15,289
Hersha Hospitality Trust                                      200                1,960
Highland Hospitality Corp.                                    527                5,539
Highwoods Properties, Inc.                                  1,057               29,818
Home Properties, Inc.                                         440               17,094
Hospitality Properties Trust                                  861               34,182
Host Marriott Corp. (b)                                     4,469               75,035
HRPT Properties Trust                                       2,669               29,119
Innkeepers USA Trust                                          492                7,675
Investors Real Estate Trust                                   562                5,243
Kilroy Realty Corp.                                           848               47,615
Kimco Realty Corp.                                          2,560               75,827
LaSalle Hotel Properties                                      386               13,661
Lexington Corporate Properties Trust                        1,463               31,864
Liberty Property Trust                                      1,117               46,568
Macerich Co. (The)                                          1,882              120,956
Mack-Cali Realty Corp.                                        799               34,077
Maguire Properties, Inc.                                      562               16,860
Mid-America Apartment Communities, Inc.                       282               13,155
Mills Corp. (The)                                             708               37,878
Mission West Properties Inc.                                  282                2,882
Monmouth Real Estate Investment Corp. Class A                 229                1,878
National Health Realty, Inc.                                  127                2,427

 194   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES                VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
--------------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                            852   $           19,758
New Century Financial Corp. (b)                               946               29,203
New Plan Excel Realty Trust                                 1,321               30,370
OMEGA Healthcare Investors, Inc.                              650                7,989
One Liberty Properties, Inc.                                  139                2,606
Pan Pacific Retail Properties, Inc.                           489               31,052
Parkway Properties, Inc.                                      399               18,757
Pennsylvania Real Estate Investment Trust                     472               18,172
Post Properties, Inc.                                         525               21,420
Prentiss Properties Trust                                     587               23,163
ProLogis                                                    3,264              140,352
PS Business Parks, Inc.                                       288               13,404
Public Storage, Inc. (b)                                    3,050              201,910
Ramco-Gershenson Properties Trust                             228                6,325
Rayonier, Inc.                                              1,144               43,735
Realty Income Corp.                                         1,044               23,250
Reckson Associates
  Realty Corp.                                              1,038               36,434
Regency Centers Corp.                                         898               49,992
Saul Centers, Inc.                                            212                7,420
Senior Housing Properties Trust                               837               14,823
Shurgard Storage Centers, Inc.
  Class A                                                   1,371               77,366
Simon Property Group, Inc. (b)                              2,856              204,547
Sizeler Property Investors, Inc.                              207                2,405
SL Green Realty Corp.                                         546               37,144
Sovran Self Storage, Inc.                                     457               21,264
Sun Communities, Inc.                                         252                7,681
Tanger Factory Outlet Centers, Inc.                           334                8,981
Taubman Centers, Inc.                                         656               21,628
Town & Country Trust (b)                                      258                7,637
Trizec Properties, Inc.                                     1,625               36,156
Trustreet Properties, Inc.                                    312                4,689
United Dominion Realty Trust, Inc. (b)                      1,785               39,502
United Mobile Homes, Inc.                                     127                1,943
Universal Health Realty Income Trust                          150                4,883
Urstadt Biddle
  Properties, Inc. Class A                                    292                4,841
Ventas, Inc.                                                1,107               33,907
Vornado Realty Trust                                        1,535              124,335


                                                           SHARES                VALUE
Washington Real Estate Investment Trust                       551   $           16,447
Weingarten Realty Investors                                 1,129               40,147
Windrose Medical Properties Trust                             131                1,985
Winston Hotels, Inc.                                          410                4,227
                                                                    ------------------
Total Real Estate Investment Trusts
  (Cost $2,845,793)                                                          4,365,137(m)
                                                                    ------------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (18.2%)
--------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.4%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (g)(h)                        $   1,548,833            1,548,833
                                                                    ------------------
Total Certificate of Deposit
  (Cost $1,548,833)                                                          1,548,833
                                                                    ------------------
COMMERCIAL PAPER (8.4%)
American Honda Finance Corp.
  3.74%, due 11/2/05 (i)                                6,600,000            6,599,314
  3.88%, due 11/16/05 (i)                               1,000,000              998,383
Countrywide Financial Corp.
  4.06%, due 11/1/05 (i)                                  740,000              740,000
Dealers Capital Access
  3.83%, due 11/4/05 (i)                                2,700,000            2,699,138
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (g)                                 516,277              516,277
Golden Peanut Co. LLC
  3.80%, due 11/10/05 (i)                               1,200,000            1,198,861
  4.02%, due 12/20/05 (i)                               4,700,000            4,674,283
Intesa Funding LLC
  3.78%, due 11/3/05 (i)                               10,400,000           10,397,816
  3.98%, due 11/23/05 (i)                               2,000,000            1,995,136
                                                                    ------------------
Total Commercial Paper
  (Cost $29,819,208)                                                        29,819,208
                                                                    ------------------

                                                           SHARES
INVESTMENT COMPANY (2.2%)
BGI Institutional Money Market Fund (g)                 7,730,704            7,730,704
                                                                    ------------------
Total Investment Company
  (Cost $7,730,704)                                                          7,730,704
                                                                    ------------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 195

                                                        PRINCIPAL
                                                           AMOUNT                VALUE
TIME DEPOSITS (4.8%)
Bank of the West (The)
  4.02%, due 12/8/05 (g)                            $   2,065,111   $        2,065,111
Barclays
  3.92%, due 12/5/05 (g)                                1,032,555            1,032,555
  3.94%, due 11/28/05 (g)                               1,548,833            1,548,833
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (g)                                1,548,833            1,548,833
Deutsche Bank
  3.95%, due 12/2/05 (g)                                1,032,555            1,032,555
First Tennessee National Corp.
  3.88%, due 11/14/05 (g)                               1,548,833            1,548,833
Fortis Bank
  4.00%, due 12/12/05 (g)                               1,548,833            1,548,833
HBOS Halifax Bank of Scotland
  3.75%, due 11/1/05 (g)                                1,548,833            1,548,833
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (g)                               1,032,555            1,032,555
Societe Generale
  3.77%, due 11/1/05 (g)                                1,548,833            1,548,833
UBS AG
  4.01%, due 12/13/05 (g)                               1,032,555            1,032,555
Wells Fargo & Co.
  4.00%, due 11/25/05 (g)                               1,548,833            1,548,833
                                                                    ------------------
Total Time Deposits
  (Cost $17,037,162)                                                        17,037,162
                                                                    ------------------
U.S. GOVERNMENT (2.4%)
United States Treasury Bills
  3.57%, due 2/9/06 (i)                                 3,210,000            3,169,950
  3.598%, due 2/9/06 (i)                                  850,000              841,505
  3.63%, due 2/16/06 (i)                                3,200,000            3,166,080
  3.642%, due 2/9/06 (i)                                  240,000              237,572
  3.682%, due 2/9/06 (i)                                  100,000               98,977
  3.711%, due 2/9/06 (i)                                  100,000               98,969
  3.746%, due 2/9/06 (i)                                1,000,000              989,594
                                                                    ------------------
Total U.S. Government
  (Cost $8,602,647)                                                          8,602,647
                                                                    ------------------
Total Short-Term Investments
  (Cost $64,738,554)                                                        64,738,554
                                                                    ------------------
Total Investments
  (Cost $337,315,957) (j)                                   107.0%         379,935,527(k)
Liabilities in Excess of
  Cash and Other Assets                                      (7.0)         (24,925,981)
                                                    -------------   ------------------
Net Assets                                                  100.0%  $      355,009,546
                                                    =============   ==================

                                                                   UNREALIZED
                                              CONTRACTS         APPRECIATION/
                                                   LONG    (DEPRECIATION) (L)
FUTURES CONTRACTS (-0.1%)
-----------------------------------------------------------------------------
IBEX 35 Index
  November 2005                                      47   $            23,939
Milan MIB 30 Index
  December 2005                                      26              (259,291)
Standard & Poor's Toronto Stock Exchange 60
  Index
  December 2005                                      61              (226,297)
United States Treasury Note
  December 2005 (10 Year)                           118              (357,547)
                                                          -------------------
Total Futures Contracts Long
  (Settlement Value $29,129,463)                                     (819,196)
                                                          -------------------

                                              CONTRACTS
                                                  SHORT
Standard & Poor's 500 Index
  December 2005                                      23               127,375
Standard & Poor's MidCap 400 Index
  December 2005                                      41               311,025
                                                          -------------------
Total Futures Contracts Short
  (Settlement Value $21,367,850)                                      438,400
                                                          -------------------
Total Futures Contracts
  (Settlement Value $7,761,613) (m)(n)                    $          (380,796)
                                                          ===================

 196   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be
     determined upon settlement. The market value of these
     securities at October 31, 2005 is $1,288,781.
(d)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(e)  Non-income producing security.
(f)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(g)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(h)  Floating rate. Rate shown is the rate in effect at
     October 31, 2005.
(i)  Segregated, partially segregated or designated as
     collateral for futures contracts and TBAs.
(j)  The cost for federal income tax purposes is
     $340,617,333.
(k)  At October 31, 2005 net unrealized appreciation was
     $39,318,194, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $46,546,881 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $7,228,687.
(l)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     October 31, 2005.
(m)  The combined market value of common stocks and
     settlement value of Standard & Poor's 500 Index futures
     contracts represents 64.0% of net assets.
(n)  The combined market value of U.S. Government & Federal
     Agencies investments and settlement value of U.S.
     Treasury Note futures contracts represents 22.8% of net
     assets.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 197

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $337,315,957) including
  $26,049,444 market value of securities
  loaned                                        $379,935,527
Cash denominated in foreign currencies
  (identified cost $2,105,858)                     2,091,112
Cash                                                 175,990
Receivables:
  Investment securities sold                       4,062,950
  Dividends and interest                           1,104,935
  Fund shares sold                                   361,592
Other assets                                          28,585
                                                -------------
    Total assets                                 387,760,691
                                                -------------
LIABILITIES:
Securities lending collateral                     26,832,976
Payables:
  Investment securities purchased                  3,083,893
  Variation margin on futures contracts            2,134,876
  Manager                                            257,207
  Transfer agent                                     179,693
  Fund shares redeemed                                75,928
  Professional                                        53,830
  NYLIFE Distributors                                 49,902
  Custodian                                           22,513
Accrued expenses                                      60,327
                                                -------------
    Total liabilities                             32,751,145
                                                -------------
Net assets                                      $355,009,546
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share) 1
  billion shares authorized:
  Class A                                       $      5,528
  Class B                                              2,630
  Class C                                                452
  Class I                                             17,743
Additional paid-in capital                       344,682,850
Accumulated undistributed net investment
  income                                           5,618,339
Accumulated net realized loss on investments,
  futures contracts and foreign currency
  transactions                                   (37,561,831)
Net unrealized appreciation on investments and
  futures contracts                               42,238,774
Net unrealized appreciation on foreign
  currency transactions                                5,061
                                                -------------
Net assets                                      $355,009,546
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 74,168,559
                                                =============
Shares of capital stock outstanding                5,527,815
                                                =============
Net asset value per share outstanding           $      13.42
Maximum sales charge (5.50% of offering price)          0.78
                                                -------------
Maximum offering price per share outstanding    $      14.20
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 34,755,344
                                                =============
Shares of capital stock outstanding                2,630,100
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.21
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  5,976,138
                                                =============
Shares of capital stock outstanding                  452,070
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.22
                                                =============
CLASS I
Net assets applicable to outstanding shares     $240,109,505
                                                =============
Shares of capital stock outstanding               17,742,904
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.53
                                                =============

 198   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 4,951,781
  Dividends (a)                                    4,116,209
  Income from securities loaned--net                  44,593
                                                 ------------
    Total income                                   9,112,583
                                                 ------------
EXPENSES:
  Manager                                          2,239,424
  Transfer agent--Classes A, B and C                 280,322
  Transfer agent--Class I                            418,452
  Distribution--Class B                              222,617
  Distribution--Class C                               35,524
  Distribution/Service--Class A                      169,620
  Service--Class B                                    74,206
  Service--Class C                                    11,841
  Custodian                                          114,020
  Professional                                       109,248
  Registration                                        58,076
  Shareholder communication                           50,588
  Directors                                           29,102
  Miscellaneous                                      115,344
                                                 ------------
    Total expenses before reimbursement            3,928,384
  Expense reimbursement from Manager                (288,200)
                                                 ------------
    Net expenses                                   3,640,184
                                                 ------------
Net investment income                              5,472,399
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                           20,271,800
  Futures transactions                               637,326
  Foreign currency transactions                      100,816
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                           21,009,942
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on investments:
  Security transactions                           (1,000,779)
  Futures transactions                              (766,887)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forwards contracts                                27,705
                                                 ------------
Net change in unrealized depreciation on
  investments and foreign currency transactions   (1,739,961)
                                                 ------------
Net realized and unrealized gain on investments
  and foreign currency transactions               19,269,981
                                                 ------------
Net increase in net assets resulting from
  operations                                     $24,742,380
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $34.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 199

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                             2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  5,472,399   $   4,675,300
 Net realized gain on investment,
  futures transactions and foreign
  currency transactions                21,009,942      25,456,712
 Net change in unrealized
  appreciation (depreciation) on
  investments, futures contracts
  and foreign currency transactions    (1,739,961)     (5,846,554)
                                     ----------------------------
 Net increase in net assets
  resulting from operations            24,742,380      24,285,458
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                               (883,795)             --
   Class B                               (271,640)             --
   Class C                                (42,898)           (757)
   Class I                             (3,506,544)     (5,321,664)
   Service Class                               --        (680,408)
                                     ----------------------------
 Total dividends to shareholders       (4,704,877)     (6,002,829)
                                     ----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             27,147,132      62,346,988
   Class B                             16,869,238      20,384,771
   Class C                              3,844,235       3,296,544
   Class I                             30,813,805      35,028,829
   Service Class                               --         869,829

                                             2005            2004

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                           $    836,197   $          --
   Class B                                257,606              --
   Class C                                 37,036             757
   Class I                              3,485,389       5,295,326
   Service Class                               --         634,600
                                     ----------------------------
                                       83,290,638     127,857,644

 Cost of shares redeemed:
   Class A                            (13,295,310)     (8,381,903)
   Class B                             (3,885,353)       (655,422)
   Class C                             (1,352,258)       (189,336)
   Class I                            (43,142,283)    (83,823,084)
   Service Class                               --     (38,107,319)
                                     ----------------------------
                                      (61,675,204)   (131,157,064)
    Increase (decrease) in net
     assets derived from capital
     share transactions                21,615,434      (3,299,420)
                                     ----------------------------
    Net increase in net assets         41,652,937      14,983,209

NET ASSETS:
Beginning of year                     313,356,609     298,373,400
                                     ----------------------------
End of year                          $355,009,546   $ 313,356,609
                                     ============================
Accumulated undistributed net
 investment income at end of year    $  5,618,339   $   4,700,715
                                     ============================

 200   MainStay Asset Manager Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.MAINSTAYfunds.com     201

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS A                           CLASS B                    CLASS C
                                 ----------------------------      ----------------------------      --------------
                                                  JANUARY 2,                        JANUARY 2,
                                    YEAR             2004*            YEAR             2004*            YEAR
                                    ENDED           THROUGH           ENDED           THROUGH           ENDED
                                 OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                    2005             2004             2005             2004             2005
Net asset value at beginning of
  period                           $ 12.67          $ 12.17          $ 12.54          $ 12.12          $12.54
                                 -----------      -----------      -----------      -----------      -----------
Net investment income                 0.18(e)(g)       0.12             0.08(e)(g)       0.04            0.08(e)(g)
Net realized and unrealized
  gain on investments                 0.76             0.38             0.74             0.38            0.75
Net realized and unrealized
  gain (loss) on foreign
  currency transactions               0.00(a)          0.00(a)          0.00(a)          0.00(a)         0.00(a)
                                 -----------      -----------      -----------      -----------      -----------
Total from investment
  operations                          0.94             0.50             0.82             0.42            0.83
                                 -----------      -----------      -----------      -----------      -----------
Less dividends:
  From net investment income         (0.19)              --            (0.15)              --           (0.15)
  From net realized gain on
    investments                         --               --               --               --              --
                                 -----------      -----------      -----------      -----------      -----------
Total dividends and
  distributions                      (0.19)              --            (0.15)              --           (0.15)
                                 -----------      -----------      -----------      -----------      -----------
Net asset value at end of
  period                           $ 13.42          $ 12.67          $ 13.21          $ 12.54          $13.22
                                 ===========      ===========      ===========      ===========      ===========
Total investment return (b)           7.46%            4.11%(c)         6.60%            3.47%(c)        6.68%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income             1.40%(g)         1.40%+           0.65%(g)         0.65%+          0.65%(g)
    Net expenses                      1.23%            1.02%+           1.98%            1.77%+          1.98%
    Expenses (before
      reimbursement)                  1.31%            1.23%+           2.06%            1.98%+          2.06%
Portfolio turnover rate                100%(f)           89%             100%(f)           89%            100%(f)
Net assets at end of period (in
  000's)                           $74,169          $55,796          $34,755          $20,087          $5,976

                                            CLASS C
                                 -----------------------------
                                                  DECEMBER 30,
                                    YEAR             2002*
                                    ENDED           THROUGH
                                 OCTOBER 31,      OCTOBER 31,
                                    2004              2003
Net asset value at beginning of
  period                           $11.86            $10.64
                                 -----------      ------------
Net investment income                0.11              0.06(e)
Net realized and unrealized
  gain on investments                0.76              1.16
Net realized and unrealized
  gain (loss) on foreign
  currency transactions              0.00(a)          (0.00)(a)
                                 -----------      ------------
Total from investment
  operations                         0.87              1.22
                                 -----------      ------------
Less dividends:
  From net investment income        (0.19)               --
  From net realized gain on
    investments                        --                --
                                 -----------      ------------
Total dividends and
  distributions                     (0.19)               --
                                 -----------      ------------
Net asset value at end of
  period                           $12.54            $11.86
                                 ===========      ============
Total investment return (b)          7.39%            11.47%(c)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income            0.65%             0.65%+
    Net expenses                     1.77%             1.83%+
    Expenses (before
      reimbursement)                 1.98%             2.06%+
Portfolio turnover rate                89%              113%
Net assets at end of period (in
  000's)                           $3,218            $   46

*    Commencement of operations.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  As required, effective November 1, 2000, the Fund adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below.

                                                                CLASS I
                                                              -----------
Decrease net investment income                                  ($0.01)
Increase net realized and unrealized gains and losses             0.01
Decrease ratio of net investment income                          (0.06%)

(e)  Per share data based on average shares outstanding during the period.
(f)  The portfolio turnover rate not including mortgage dollar rolls for the year ending
     October 31, 2005 is 76%.
(g)  Net investment income and the ratio of net investment income includes $0.02 per share and
     0.12%, respectively as a result of a special one time dividend from Microsoft Corp.

 202   MainStay Asset Manager Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               CLASS I
---------------------------------------------------------------------
                       YEAR ENDED OCTOBER 31,
       2005          2004          2003          2002          2001
     $  12.74      $  11.99      $  10.81      $  12.11      $  15.21
     --------      --------      --------      --------      --------
         0.24(e)(g)     0.22         0.18 (e)      0.22          0.37 (d)
         0.74          0.78          1.22         (1.25)        (2.09)(d)
             (a)
         0.00          0.00(a)      (0.00)(a)     (0.00)(a)     (0.00)(a)
     --------      --------      --------      --------      --------
         0.98          1.00          1.40         (1.03)        (1.72)
     --------      --------      --------      --------      --------
        (0.19)        (0.25)        (0.22)        (0.27)        (0.50)
           --            --            --            --         (0.88)
     --------      --------      --------      --------      --------
        (0.19)        (0.25)        (0.22)        (0.27)        (1.38)
     --------      --------      --------      --------      --------
     $  13.53      $  12.74      $  11.99      $  10.81      $  12.11
     ========      ========      ========      ========      ========
         7.76%         8.43%        13.17%        (8.78%)      (12.12%)
         1.75%(g)      1.59%         1.65%         1.84%         2.66%(d)
         0.88%         0.83%         0.83%         0.83%         0.83%
         0.96%         1.04%         1.06%         0.94%         0.87%
          100%(f)        89%          113%            4%           15%
     $240,110      $234,256      $262,438      $399,199      $452,246

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 203

MAINSTAY BALANCED FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.96%  7.42%   8.76%
Excluding sales charges  8.96   8.64    9.38

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/95                             9450             10000             10000             10000             10000
                                    10463             10574             12410             11485             11965
                                    13065             11378             16394             14026             15408
                                    14060             12424             20000             15107             16095
                                    14067             12537             25134             15707             18851
                                    15302             13354             26665             17277             23323
                                    16108             15256             20024             18129             19121
                                    16418             16163             16999             18320             17586
                                    19673             17000             20535             22305             23897
                                    21256             17717             22470             25287             27502
10/31/05                            23159             17782             24429             28145             32476


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/95                            10000
                                    11450
                                    13769
                                    15251
                                    17165
                                    18519
                                    16899
                                    15611
                                    18141
                                    19629
10/31/05                            21036

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       3.19%  7.56%   8.58%
Excluding sales charges  8.19   7.85    8.58

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/95                            10000             10000             10000             10000             10000
                                    10989             10574             12410             11485             11965
                                    13620             11378             16394             14026             15408
                                    14555             12424             20000             15107             16095
                                    14455             12537             25134             15707             18851
                                    15609             13354             26665             17277             23323
                                    16304             15256             20024             18129             19121
                                    16493             16163             16999             18320             17586
                                    19618             17000             20535             22305             23897
                                    21056             17717             22470             25287             27502
10/31/05                            22780             17782             24429             28145             32476


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/95                            10000
                                    11450
                                    13769
                                    15251
                                    17165
                                    18519
                                    16899
                                    15611
                                    18141
                                    19629
10/31/05                            21036

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       7.15%  7.85%   8.59%
Excluding sales charges  8.15   7.85    8.59

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/95                            10000             10000             10000             10000             10000
                                    10990             10574             12410             11485             11965
                                    13625             11378             16394             14026             15408
                                    14562             12424             20000             15107             16095
                                    14461             12537             25134             15707             18851
                                    15618             13354             26665             17277             23323
                                    16314             15256             20024             18129             19121
                                    16500             16163             16999             18320             17586
                                    19640             17000             20535             22305             23897
                                    21073             17717             22470             25287             27502
10/31/05                            22790             17782             24429             28145             32476


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/95                            10000
                                    11450
                                    13769
                                    15251
                                    17165
                                    18519
                                    16899
                                    15611
                                    18141
                                    19629
10/31/05                            21036

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maxi-mum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5.00% if redeemed within the first six years of purchase, and

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 204   MainStay Balanced Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         9.46%  8.99%    9.68%

(PERFORMANCE GRAPH)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/95                            10000             10000             10000             10000             10000
                                    11099             10574             12410             11485             11965
                                    13892             11378             16394             14026             15408
                                    14988             12424             20000             15107             16095
                                    15029             12537             25134             15707             18851
                                    16391             13354             26665             17277             23323
                                    17296             15256             20024             18129             19121
                                    17673             16163             16999             18320             17586
                                    21230             17000             20535             22305             23897
                                    23024             17717             22470             25287             27502
10/31/05                            25203             17782             24429             28145             32476


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/95                            10000
                                    11450
                                    13769
                                    15251
                                    17165
                                    18519
                                    16899
                                    15611
                                    18141
                                    19629
10/31/05                            21036

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         9.33%  8.87%   9.57%

(PERFORMANCE GRAPH)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/95                            10000             10000             10000             10000             10000
                                    11088             10574             12410             11485             11965
                                    13864             11378             16394             14026             15408
                                    14943             12424             20000             15107             16095
                                    14967             12537             25134             15707             18851
                                    16306             13354             26665             17277             23323
                                    17189             15256             20024             18129             19121
                                    17546             16163             16999             18320             17586
                                    21056             17000             20535             22305             23897
                                    22813             17717             22470             25287             27502
10/31/05                            24941             17782             24429             28145             32476


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/95                            10000
                                    11450
                                    13769
                                    15251
                                    17165
                                    18519
                                    16899
                                    15611
                                    18141
                                    19629
10/31/05                            21036

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         9.05%  8.59%   9.30%

(PERFORMANCE GRAPH)

                                                  MERRILL LYNCH
                                                   CORPORATE &
                                                   GOVERNMENT                           BALANCED
                                  MAINSTAY         1-10 YEARS                           COMPOSITE          RUSSELL
                                BALANCED FUND      BOND INDEX       S&P 500 INDEX         INDEX         MIDCAP INDEX
                                -------------     -------------     -------------       ---------       ------------
10/31/95                            10000             10000             10000             10000             10000
                                    11062             10574             12410             11485             11965
                                    13800             11378             16394             14026             15408
                                    14836             12424             20000             15107             16095
                                    14820             12537             25134             15707             18851
                                    16113             13354             26665             17277             23323
                                    16945             15256             20024             18129             19121
                                    17253             16163             16999             18320             17586
                                    20654             17000             20535             22305             23897
                                    22311             17717             22470             25287             27502
10/31/05                            24331             17782             24429             28145             32476


                                   LIPPER
                                BALANCED FUND
                                    INDEX
                                -------------
10/31/95                            10000
                                    11450
                                    13769
                                    15251
                                    17165
                                    18519
                                    16899
                                    15611
                                    18141
                                    19629
10/31/05                            21036

have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors/Trustees. From inception (5/1/89) through 12/31/03, performance for Class A, B, R1, and R2 shares (each first offered 1/2/04) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, B, R1, and R2 shares. Prior to 1/2/04, the Fund offered Class L shares, which were subject to a 1.00% sales charge and a 1.00% CDSC on redemptions within one year of purchase. From inception through 12/29/02, performance for Class L shares

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.MAINSTAYfunds.com     205

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
Balanced Composite Index(1)                              11.30%  10.25%   10.90%
Merrill Lynch Corporate & Government 1-10 Years Bond
  Index(2)                                                0.36    5.89     5.92
Russell Midcap Index(3)                                  18.09    6.85    12.50
S&P 500(R) Index(4)                                       8.72   -1.74     9.34
Lipper Balanced Fund Index(5)                             7.16    2.58     7.72
Average Lipper balanced fund(6)                           6.81    1.80     7.28

(first offered 12/30/02) includes the historical performance of Class I shares adjusted to reflect the applicable sales charge, CDSC, and fees and expenses for Class L shares. Effective 1/02/04, all outstanding Class L shares of the Fund were converted to Class C shares, redesignated Class C shares, or both.
1. The Fund's Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate & Government 1-10 Years Bond Index weighted 60%/40%. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Balanced Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or a composite.
2. The Merrill Lynch Corporate & Government 1-10 Years Bond Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
5. The Lipper Balanced Fund Index tracks the performance of the 30 largest balanced funds, with adjustments for the reinvestment of capital-gain and income distributions. An investment cannot be made directly into an index.
6. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 206   MainStay Balanced Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BALANCED FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   ENDING ACCOUNT                        ENDING ACCOUNT
                                                    VALUE (BASED                          VALUE (BASED
                                   BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL         EXPENSES
                                    ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED            PAID
                                     VALUE           EXPENSES)           DURING            RETURN AND            DURING
SHARE CLASS                         5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)        PERIOD(1)

CLASS A SHARES                     $1,000.00         $1,044.50           $ 6.80            $1,018.40             $ 6.72
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                     $1,000.00         $1,041.25           $10.65            $1,014.65             $10.51
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                     $1,000.00         $1,041.25           $10.65            $1,014.65             $10.51
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                     $1,000.00         $1,047.30           $ 4.44            $1,020.70             $ 4.38
--------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                    $1,000.00         $1,047.30           $ 4.95            $1,020.20             $ 4.89
--------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                    $1,000.00         $1,045.75           $ 6.24            $1,018.95             $ 6.16
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.32% for Class A, 2.07% for Class B and Class C, 0.86% for Class I, 0.96% for Class R1, and 1.21% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                   www.MAINSTAYfunds.com     207

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     59.1
Corporate Bonds                                                                   38.0
Short-Term Investments (collateral from securities lending                         5.9
  is 5.9%)
U.S. Government & Federal Agencies                                                 1.2
Investment Company                                                                 0.5
Convertible Preferred Stock                                                       0.0*
Convertible Bond                                                                  0.0*
Preferrred Stock                                                                  0.0*
Warrant                                                                           0.0*
Liabilities in Excess of Cash and Other Assets                                    (4.7)

* Less than one tenth of a percent.

See Portfolio of Investments on page 211 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Merrill Lynch & Co., Inc.
 3.  Citigroup, Inc.
 4.  Morgan Stanley
 5.  Merck & Co., Inc.
 6.  Wal-Mart Stores, Inc. 6.875%, due 8/10/09
 7.  Prudential Financial, Inc.
 8.  Lehman Brothers Holdings, Inc.
 9.  Freddie Mac
10.  Viacom, Inc. Class B

 208   MainStay Balanced Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Joan M. Sabella of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. The Fund will always invest at least 25% of its assets in fixed-income securities. By including both stocks and bonds, the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends. In implementing this strategy, the Fund generally invests in dividend-paying mid- and large-capitalization stocks that the manager determines to have strong or improving operating characteristics and to have been overlooked by the marketplace so that they are undervalued or "underpriced." The Fund uses quantitative and statistical methods to analyze the relative quality and value of stocks. The Fund selects fixed-income securities based on their credit quality and duration. The fixed-income portion of the portfolio has an intermediate-term duration, which ranges from three to five years and a laddered maturity schedule.

During the reporting period, all of the assets and liabilities of MainStay Strategic Value Fund were transferred to MainStay Balanced Fund in exchange for shares of MainStay Balanced Fund.

WHAT MAJOR FACTORS INFLUENCED THE STOCK AND BOND MARKETS DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

For the 12 months ended October 31, 2005, all broadly watched equity indices provided positive performance. Mid- and small-capitalization stocks generally outperformed their large-cap counterparts. The market favored value stocks over growth stocks at all capitalization levels. Despite wide fluctuations in crude-oil prices, instability in many regions of the world, and the devastation caused by hurricanes Katrina and Rita, the U.S. stock market posted significant gains during the 12 months ended October 31, 2005.

The Federal Open Market Committee continued to raise its target for the federal funds rate, with eight 25-basis-point increases during the reporting period. (A basis point is one-hundredth of a percentage point.) At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years. Among the considerations that influenced the gradual tightening policy were mounting inflationary pressures, low unemployment, an upward path of record energy prices, and growing labor costs.

HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All share classes of MainStay Balanced Fund underperformed the Fund's Balanced Composite Index during the 12 months ended October 31, 2005.(1) The stock portion on the Fund underperformed the Russell Midcap(R) Value Index, which is the stock component of the Balanced Composite Index. In particular, the performance of the Fund's holdings in the financials and consumer discretionary sectors was weaker than the performance of related stocks in the Russell Midcap(R) Value Index during the reporting period.

The fixed-income portion of the Fund slightly lagged the return of the Merrill Lynch Corporate & Government 1-10 Years Bond Index(2) for the 12-month reporting period.

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS PROVIDED THE STRONGEST PERFORMANCE FOR THE FUND DURING THE REPORTING PERIOD?

In the equity portion of the Fund, the five strongest-performing sectors were energy, financials, utilities, consumer staples, and industrials. Among the strongest individual contributors to the Fund's performance were petroleum refiners Premcor, Sunoco, and Valero Energy. Oil & gas companies Burlington Resources and Amerada Hess were also strong contributors.

WHICH INDUSTRY GROUPS AND INDIVIDUAL STOCKS DETRACTED FROM PERFORMANCE IN THE EQUITY PORTION OF THE FUND?

The Fund's five weakest-performing sectors during the 12-month reporting period were telecommunication services, materials, information technology, consumer discretionary, and health care. The greatest negative individual contribution to the Fund's per-


The Fund is subject to market, interest rate, credit, and maturity risks. The Fund can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may invest in derivatives, which may increase the volatility of the Funds net asset value and may result in a loss to the Fund. The Fund's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Fund. The Fund invests in mid-cap stocks which may be more volatile and less liquid than the securities of larger companies.
1. See footnote on page 206 for more information about the Fund's Balanced Composite Index.
2. See footnote on page 206 for more information about the Merrill Lynch Corporate & Government 1-10 Years Bond Index.

                                                   www.MAINSTAYfunds.com     209
formance came from steel manufacturer Steel Dynamics. The second-largest negative contribution to performance came from steel and metal products firm Commercial Metals, followed by real estate investment trust Annaly Mortgage Management, engine, electric power, and engine-related product company Cummins, and pharmaceutical company Pfizer.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund uses its proprietary model to select stocks that have relatively improving operating characteristics and are relatively undervalued. One of the stocks the Fund purchased during the reporting period was Anadarko Petroleum, an oil & gas exploration & production company. The Fund initially purchased the stock in November 2004. We established a position in Lehman Brothers Holdings, an investment banking, capital markets, and investment management company, in June 2005. The Fund also established a position in Janus Capital Group, an investment advisory company, in May 2005. All three of these companies exhibited improving fundamentals and, according to our proprietary model, were relatively undervalued at the time of purchase.

The Fund sells stocks that exhibit deteriorating operating results, are relatively overvalued, or both. In February 2005, the Fund sold its entire position in St. Paul Travelers, a commercial property and casualty insurance company. According to our proprietary quantitative model, the stock had become overvalued. In July 2005, the Fund sold managed care and health insurance company Pacificare Health Systems for a similar reason. In June and July 2005, the Fund also sold its entire position in petroleum refiner Premcor because of a pending merger with Valero Energy.

HOW DID THE EQUITY PORTION OF THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's equity weighting in the financials sector increased substantially during the 12-month reporting period. The Fund's equity weighting in the information technology sector, on the other hand, decreased substantially from the beginning of the reporting period to the end of October 2005.

HOW DID THE FUND'S EQUITY WEIGHTINGS COMPARE WITH THOSE IN THE RUSSELL MIDCAP(R) VALUE INDEX AT THE END OF THE REPORTING PERIOD?

As of October 31, 2005, the equity portion of the Fund was overweighted relative to the Russell Midcap(R) Value Index in the financials, energy, and consumer discretionary sectors. As of the same date, the equity portion of the Fund was underweighted relative to the Russell Midcap(R) Value Index in the information technology and utilities sectors.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FIXED-INCOME PORTION OF THE FUND DURING THE REPORTING PERIOD?

There were no significant or strategic purchases or sales for the fixed-income portion of the Fund's portfolio during the reporting period. The fixed-income portion of MainStay Balanced Fund selects short- to intermediate-term bonds from among investment-grade corporate, government mortgage-backed, and asset-backed securities. We employ bottom-up credit analysis and maintain a laddered maturity schedule and a controlled duration of three to five years.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY BALANCED FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 210   MainStay Balanced Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
LONG-TERM BONDS (39.2%)+
CONVERTIBLE BOND (0.0%)++
--------------------------------------------------------------------------------
INTERNET (0.0%)++
At Home Corp.
  4.75%, due 12/15/06 (a)(b)(c)(d)                  $   177,810   $           18
                                                                  --------------
Total Convertible Bond
  (Cost $13,325)                                                              18
                                                                  --------------

CORPORATE BONDS (38.0%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.9%)
General Dynamics Corp.
  4.50%, due 8/15/10                                    874,000          859,924
United Technologies Corp.
  6.50%, due 6/1/09                                   5,628,000        5,937,247
  7.125%, due 11/15/10                                2,180,000        2,395,061
                                                                  --------------
                                                                       9,192,232
                                                                  --------------
AUTO PARTS & EQUIPMENT (0.4%)
Johnson Controls, Inc.
  6.30%, due 2/1/08                                   4,325,000        4,442,082
                                                                  --------------
BANKS (6.3%)
Bank of America Corp.
  7.40%, due 1/15/11                                  1,000,000        1,103,919
  7.80%, due 2/15/10                                  1,500,000        1,656,132
Bank One Corp.
  6.00%, due 8/1/08                                   5,247,000        5,395,102
  7.875%, due 8/1/10                                  7,000,000        7,777,525
Bank One N.A.
  6.25%, due 2/15/08                                  1,800,000        1,856,142
BankAmerica Corp.
  7.125%, due 3/1/09                                  1,660,000        1,767,297
BankBoston N.A.
  6.375%, due 3/25/08                                 1,000,000        1,032,487
Deutsche Bank Financial, Inc.
  6.70%, due 12/13/06                                 1,311,000        1,336,655
FleetBoston Financial Corp.
  6.375%, due 5/15/08                                 3,000,000        3,099,600
  7.375%, due 12/1/09                                 1,200,000        1,301,471
JPMorgan Chase & Co.
  6.75%, due 8/15/08                                  1,405,000        1,470,082
Mellon Bank N.A.
  7.625%, due 9/15/07                                 1,311,000        1,378,214
Mellon Funding Corp.
  6.375%, due 2/15/10                                 1,960,000        2,063,214
  6.70%, due 3/1/08                                   2,026,000        2,103,938
SunTrust Banks, Inc.
  6.25%, due 6/1/08                                   5,000,000        5,166,230

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
BANKS (CONTINUED)
U.S. Bancorp
  3.125%, due 3/15/08                               $   437,000   $      420,502
  6.875%, due 9/15/07                                 3,000,000        3,111,270
U.S. Bank N.A.
  5.70%, due 12/15/08                                 1,747,000        1,786,344
  6.30%, due 7/15/08                                  3,305,000        3,428,855
Union Bank of Switzerland
  7.25%, due 7/15/06                                  1,000,000        1,016,443
Wachovia Bank N.A.
  7.80%, due 8/18/10                                  4,475,000        5,019,997
Wachovia Corp.
  4.95%, due 11/1/06                                    437,000          437,423
  6.15%, due 3/15/09                                  1,920,000        1,992,338
  6.25%, due 8/4/08                                   2,317,000        2,391,920
  6.375%, due 1/15/09                                 1,736,000        1,809,738
Wells Fargo & Co.
  3.50%, due 4/4/08                                     437,000          423,998
Wells Fargo Bank N.A.
  6.45%, due 2/1/11                                   1,847,000        1,964,757
  7.55%, due 6/21/10                                  5,000,000        5,532,260
                                                                  --------------
                                                                      67,843,853
                                                                  --------------
BEVERAGES (1.1%)
Anheuser-Busch Cos., Inc.
  5.375%, due 9/15/08                                   900,000          914,493
  5.625%, due 10/1/10                                 1,500,000        1,545,583
  5.65%, due 9/15/08                                    454,000          464,496
  5.75%, due 4/1/10                                     655,000          676,814
  6.00%, due 4/15/11                                  2,110,000        2,215,852
  7.50%, due 3/15/12                                  2,200,000        2,498,989
  9.00%, due 12/1/09                                  1,190,000        1,369,235
PepsiCo., Inc.
  5.75%, due 1/15/08                                  1,747,000        1,780,880
                                                                  --------------
                                                                      11,466,342
                                                                  --------------
CHEMICALS (1.0%)
Dow Capital BV
  8.50%, due 6/8/10                                     495,000          556,804
E.I. du Pont de Nemours & Co.
  3.375%, due 11/15/07                                  805,000          782,527
  4.75%, due 11/15/12                                 2,000,000        1,965,778
  6.75%, due 9/1/07                                   2,000,000        2,067,532
Praxair, Inc.
  6.50%, due 3/1/08                                   2,536,000        2,613,726
Sherwin-Williams Co. (The)
  6.85%, due 2/1/07                                   2,649,000        2,711,871
                                                                  --------------
                                                                      10,698,238
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 211

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
COMPUTERS (1.3%)
Computer Sciences Corp.
  6.25%, due 3/15/09                                $ 1,012,000   $    1,023,301
Hewlett-Packard Co.
  5.50%, due 7/1/07                                   1,200,000        1,213,616
  5.75%, due 12/15/06                                 1,311,000        1,323,611
International Business Machines Corp.
  4.75%, due 11/29/12                                 1,500,000        1,481,067
  4.875%, due 10/1/06                                   437,000          437,810
  5.375%, due 2/1/09                                    958,000          975,273
  5.50%, due 1/15/09                                    467,000          476,947
  6.45%, due 8/1/07                                   6,664,000        6,844,155
                                                                  --------------
                                                                      13,775,780
                                                                  --------------
COSMETICS & PERSONAL CARE (0.9%)
Gillette Co. (The)
  2.875%, due 3/15/08                                   437,000          418,731
  3.50%, due 10/15/07                                 1,311,000        1,281,069
Kimberly-Clark Corp.
  7.10%, due 8/1/07                                   3,245,000        3,370,893
Procter & Gamble Co. (The)
  4.75%, due 6/15/07                                    218,000          218,367
  6.875%, due 9/15/09                                 3,877,000        4,157,195
                                                                  --------------
                                                                       9,446,255
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (12.1%)
American Express Co.
  5.50%, due 9/12/06                                  1,000,000        1,006,604
American Express Credit Corp.
  3.00%, due 5/16/08                                    874,000          835,564
Associates Corp. of N.A.
  6.25%, due 11/1/08                                  1,800,000        1,869,408
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                  1,092,000        1,072,553
  7.625%, due 12/7/09                                 3,250,000        3,551,938
  7.80%, due 8/15/07                                  2,000,000        2,101,944
Boeing Capital Corp.
  5.75%, due 2/15/07                                    859,000          868,906
Caterpillar Financial
  Services Corp.
  4.875%, due 6/15/07                                 1,725,000        1,728,110
CIT Group, Inc.
  4.75%, due 12/15/10                                   655,000          644,253
  5.50%, due 11/30/07                                 1,000,000        1,012,453
  5.875%, due 10/15/08                                1,800,000        1,842,041
  6.875%, due 11/1/09                                 2,500,000        2,664,077
  7.375%, due 4/2/07                                  2,000,000        2,068,182
Citicorp
  6.375%, due 11/15/08                                1,500,000        1,562,806
  7.20%, due 6/15/07                                  1,000,000        1,037,942

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Citigroup Global Markets Holdings, Inc.
  6.50%, due 2/15/08                                $ 3,500,000   $    3,624,166
Citigroup, Inc.
  5.00%, due 3/6/07                                     655,000          657,237
  6.50%, due 1/18/11                                  1,474,000        1,570,958
Credit Suisse First
  Boston USA, Inc.
  6.125%, due 11/15/11                                5,462,000        5,720,882
  6.50%, due 6/1/08                                   4,500,000        4,651,619
General Electric Capital Corp.
  4.25%, due 1/15/08                                    437,000          431,848
  5.375%, due 3/15/07                                   874,000          880,917
  6.50%, due 12/10/07                                 2,000,000        2,067,748
  6.875%, due 11/15/10                                2,877,000        3,104,395
Goldman Sachs Group, Inc.
  5.70%, due 9/1/12                                     874,000          892,725
  6.65%, due 5/15/09                                  2,430,000        2,554,445
  7.35%, due 10/1/09                                  7,650,000        8,251,948
Heller Financial, Inc.
  6.375%, due 3/15/06                                   218,000          219,520
  7.375%, due 11/1/09                                 5,000,000        5,434,550
HSBC Finance Corp.
  5.875%, due 2/1/09                                    437,000          447,374
  6.375%, due 8/1/10                                  1,657,000        1,741,492
  6.40%, due 6/17/08                                  3,600,000        3,726,731
  6.50%, due 11/15/08                                 3,000,000        3,125,706
  6.75%, due 5/15/11                                  2,374,000        2,551,352
  8.00%, due 7/15/10                                  3,000,000        3,349,116
International Lease
  Finance Corp.
  4.50%, due 5/1/08                                     437,000          430,831
  5.625%, due 6/1/07                                    655,000          661,568
  6.375%, due 3/15/09                                 2,000,000        2,076,916
John Deere BV
  5.875%, due 4/6/06                                  1,500,000        1,508,397
John Deere Capital Corp.
  3.125%, due 12/15/05                                  437,000          436,405
  3.90%, due 1/15/08                                    218,000          213,646
  4.50%, due 8/22/07                                    437,000          434,419
  6.00%, due 2/15/09                                  2,000,000        2,054,212
JP Morgan & Co., Inc.
  6.25%, due 2/15/11                                    262,000          275,261
JPMorgan Chase & Co.
  5.35%, due 3/1/07                                   1,048,000        1,055,547
Lehman Brothers Holdings, Inc.
  4.08%, due 9/28/07 (e)                              2,000,000        1,985,660
  6.625%, due 2/5/06                                    501,000          503,723
  6.625%, due 1/18/12                                 1,311,000        1,408,496
  7.00%, due 2/1/08                                   4,143,000        4,325,752
  8.25%, due 6/15/07                                  1,000,000        1,049,963

 212   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Lehman Brothers, Inc.
  6.50%, due 4/15/08                                $ 1,600,000   $    1,657,616
  7.625%, due 6/1/06                                    306,000          310,640
Merrill Lynch & Co., Inc.
  3.97%, due 3/12/07 (e)                              1,000,000          996,410
  4.33%, due 3/2/09 (e)                                 437,000          427,412
  6.00%, due 2/17/09                                  8,337,000        8,597,548
  6.375%, due 10/15/08                                1,112,000        1,155,686
  7.00%, due 1/15/07                                  1,757,000        1,802,705
Morgan Stanley Dean Witter
  5.80%, due 4/1/07                                     874,000          884,649
  6.75%, due 4/15/11                                  2,811,000        3,014,069
Morgan Stanley Group, Inc.
  6.875%, due 3/1/07                                  3,600,000        3,687,462
Pitney Bowes Credit Corp.
  5.75%, due 8/15/08                                    874,000          896,492
SLM Corp.
  3.625%, due 3/17/08                                   437,000          425,381
  4.00%, due 1/15/09                                    437,000          424,103
  4.37%, due 3/2/09 (e)                               1,311,000        1,282,263
  5.29%, due 1/31/14 (e)                                874,000          866,466
  5.625%, due 4/10/07                                 2,000,000        2,021,084
Toyota Motor Credit Corp.
  5.50%, due 12/15/08                                 1,477,000        1,510,937
Wells Fargo Financial, Inc.
  5.875%, due 8/15/08                                 2,316,000        2,374,011
  6.85%, due 7/15/09                                    109,000          117,012
                                                                  --------------
                                                                     129,744,252
                                                                  --------------
ELECTRIC (0.6%)
Consolidated Edison Co. of New York
  7.50%, due 9/1/10                                   5,000,000        5,530,475
Interstate Power & Light Co.
  6.625%, due 8/1/09                                  1,311,000        1,367,036
                                                                  --------------
                                                                       6,897,511
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
Emerson Electric Co.
  5.00%, due 10/15/08                                   262,000          263,382
  5.85%, due 3/15/09                                  2,386,000        2,457,146
  7.125%, due 8/15/10                                 4,000,000        4,373,236
                                                                  --------------
                                                                       7,093,764
                                                                  --------------
ELECTRONICS (0.2%)
Honeywell, Inc.
  7.00%, due 3/15/07                                  2,376,000        2,443,338
  7.125%, due 4/15/08                                   131,000          137,532
                                                                  --------------
                                                                       2,580,870
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FOOD (2.9%)
Campbell Soup Co.
  5.50%, due 3/15/07                                $ 3,405,000   $    3,432,993
  6.75%, due 2/15/11                                  2,650,000        2,853,610
General Mills, Inc.
  5.125%, due 2/15/07                                   437,000          437,581
Kellogg Co.
  6.60%, due 4/1/11                                   4,500,000        4,820,558
Nabisco, Inc.
  7.05%, due 7/15/07                                  2,028,000        2,096,960
  7.55%, due 6/15/15                                  5,000,000        5,814,065
Sara Lee Corp.
  6.00%, due 1/15/08                                  1,048,000        1,065,986
Sysco International Co.
  6.10%, due 6/1/12                                   3,060,000        3,240,699
Unilever Capital Corp.
  6.875%, due 11/1/05                                   961,000          961,000
  7.125%, due 11/1/10                                 5,700,000        6,235,549
                                                                  --------------
                                                                      30,959,001
                                                                  --------------
HEALTH CARE--PRODUCTS (0.2%)
Johnson & Johnson
  6.625%, due 9/1/09                                  2,371,000        2,527,287
                                                                  --------------

INSURANCE (0.5%)
Allstate Corp. (The)
  7.20%, due 12/1/09                                  1,900,000        2,048,352
John Hancock Financial Services, Inc.
  5.625%, due 12/1/08                                 2,640,000        2,695,055
Loews Corp.
  6.75%, due 12/15/06                                   437,000          444,038
                                                                  --------------
                                                                       5,187,445
                                                                  --------------
MACHINERY--CONSTRUCTION & MINING (0.8%)
Caterpillar, Inc.
  6.55%, due 5/1/11                                   3,915,000        4,211,193
  7.25%, due 9/15/09                                  4,347,000        4,686,662
                                                                  --------------
                                                                       8,897,855
                                                                  --------------
MACHINERY--DIVERSIFIED (0.4%)
Deere & Co.
  7.85%, due 5/15/10                                  3,608,000        4,025,052
                                                                  --------------

MEDIA (0.2%)
Gannett Co., Inc.
  5.50%, due 4/1/07                                     437,000          441,230
  6.375%, due 4/1/12                                  2,095,000        2,227,337
                                                                  --------------
                                                                       2,668,567
                                                                  --------------
MISCELLANEOUS--MANUFACTURING (0.7%)
Honeywell International, Inc.
  7.50%, due 3/1/10                                   3,485,000        3,832,740

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 213

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------------
MISCELLANEOUS--MANUFACTURING (CONTINUED)
Illinois Tool Works, Inc.
  5.75%, due 3/1/09                                 $ 3,090,000   $    3,181,958
                                                                  --------------
                                                                       7,014,698
                                                                  --------------
OFFICE & BUSINESS EQUIPMENT (0.1%)
Pitney Bowes, Inc.
  5.875%, due 5/1/06                                  1,131,000        1,136,213
                                                                  --------------
OIL & GAS (1.3%)
ChevronTexaco Capital Co.
  3.50%, due 9/17/07                                    706,000          691,307
ConocoPhillips
  6.375%, due 3/30/09                                 2,160,000        2,264,706
  8.75%, due 5/25/10                                  4,000,000        4,620,680
ConocoPhillips Holding Co.
  6.35%, due 4/15/09                                  3,000,000        3,160,650
Texaco Capital, Inc.
  5.50%, due 1/15/09                                  2,000,000        2,063,088
Tosco Corp.
  7.25%, due 1/1/07                                     874,000          897,305
                                                                  --------------
                                                                      13,697,736
                                                                  --------------
PHARMACEUTICALS (0.5%)
Abbott Laboratories
  5.625%, due 7/1/06                                    874,000          880,279
  6.40%, due 12/1/06                                  1,500,000        1,525,614
Eli Lilly & Co.
  5.50%, due 7/15/06                                    655,000          659,161
Pharmacia Corp.
  5.875%, due 12/1/08                                   437,000          450,332
Warner-Lambert Co.
  6.00%, due 1/15/08                                  2,218,000        2,274,042
                                                                  --------------
                                                                       5,789,428
                                                                  --------------
RETAIL (2.2%)
Home Depot, Inc. (The)
  5.375%, due 4/1/06                                  1,118,000        1,121,216
Kohl's Corp.
  6.30%, due 3/1/11                                     612,000          642,249
Target Corp.
  5.375%, due 6/15/09                                 2,706,000        2,747,453
  5.40%, due 10/1/08                                  1,700,000        1,726,534
  5.50%, due 4/1/07                                   2,179,000        2,201,276
  5.95%, due 5/15/06                                    306,000          307,893
  7.50%, due 8/15/10                                  3,034,000        3,360,222
Wal-Mart Stores, Inc.
V    6.875%, due 8/10/09                             10,088,000       10,764,431
  7.25%, due 6/1/13                                     349,000          396,965
                                                                  --------------
                                                                      23,268,239
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SAVINGS & LOANS (0.1%)
Atlantic Richfield Co.
  5.90%, due 4/15/09                                $ 1,000,000   $    1,037,073
                                                                  --------------

SOFTWARE (0.4%)
First Data Corp.
  5.625%, due 11/1/11                                   661,000          677,003
  5.80%, due 12/15/08                                 1,725,000        1,773,667
  6.375%, due 12/15/07                                2,133,000        2,196,809
                                                                  --------------
                                                                       4,647,479
                                                                  --------------
TELECOMMUNICATIONS (1.9%)
ALLTEL Corp.
  7.00%, due 7/1/12                                   3,000,000        3,274,203
Ameritech Capital
  Funding Corp.
  6.15%, due 1/15/08                                  1,916,000        1,958,269
BellSouth Capital Funding Corp.
  7.75%, due 2/15/10                                  4,500,000        4,939,200
BellSouth Corp.
  6.00%, due 10/15/11                                 2,000,000        2,070,890
BellSouth Telecommunications, Inc.
  5.875%, due 1/15/09                                   262,000          268,003
GTE North, Inc.
  6.375%, due 2/15/10                                   437,000          446,411
New York Telephone Co.
  6.125%, due 1/15/10                                   874,000          879,614
Pacific Bell
  6.875%, due 8/15/06                                   437,000          444,198
Southwestern Bell
  Telephone Corp.
  6.375%, due 11/15/07                                   87,000           89,257
  6.625%, due 7/15/07                                 1,100,000        1,128,753
Verizon Communications, Inc.
  6.50%, due 9/15/11                                  5,000,000        5,161,740
                                                                  --------------
                                                                      20,660,538
                                                                  --------------
TEXTILES (0.3%)
Cintas Corp. No. 2
  6.00%, due 6/1/12                                   3,095,000        3,247,531
                                                                  --------------

TRANSPORTATION (0.0%)++
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (b)(f)                             89,000           97,010
                                                                  --------------
Total Corporate Bonds
  (Cost $417,183,902)                                                408,042,331
                                                                  --------------

 214   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
FEDERAL AGENCIES (1.2%)
--------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (0.1%)
  2.25%, due 9/1/06                                 $   437,000   $      428,961
  3.47%, due 10/3/07                                    437,000          427,581
  3.80%, due 9/4/07                                     437,000          430,514
  3.875%, due 5/7/10                                    655,000          631,123
                                                                  --------------
                                                                       1,918,179
                                                                  --------------
FEDERAL HOME LOAN BANK (0.4%)
  2.50%, due 3/15/06                                    875,000          869,250
  3.375%, due 2/15/08                                   440,000          427,304
  3.50%, due 2/11/08                                    875,000          848,905
  3.75%, due 4/1/10                                     655,000          628,656
  3.875%, due 2/12/10                                   220,000          212,576
  6.21%, due 12/3/07                                    440,000          453,356
                                                                  --------------
                                                                       3,440,047
                                                                  --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.0%)++
  3.25%, due 3/14/08                                    437,000          421,843
                                                                  --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
  Series 2734, Class JC
    3.50%, due 11/15/23                               1,218,811        1,190,511
  Series 2579, Class PG
    4.00%, due 3/15/27                                  254,247          252,005
  Series 2719, Class WB
    4.50%, due 8/15/21                                1,030,211          978,783
  Series 2589, Class GD
    5.00%, due 9/15/28                                  437,000          435,236
  Series 2600, Class MJ
    5.00%, due 9/15/29                                  437,000          427,705
                                                                  --------------
                                                                       3,284,240
                                                                  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.1%)
  4.308%, due 2/17/09 (e)                               874,000          874,253
                                                                  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
  Series 2003-17, Class QT
    5.00%, due 8/25/27                                1,031,000        1,024,344
  Series 2003-32, Class PG
    5.00%, due 10/25/27                                 437,000          431,608
                                                                  --------------
                                                                       1,455,952
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
  Series 2003-19, Class BE
    4.50%, due 11/20/28                             $   243,203   $      242,079
  Series 2003-50, Class PC
    5.50%, due 3/16/32                                  874,000          870,586
                                                                  --------------
                                                                       1,112,665
                                                                  --------------
Total Federal Agencies
  (Cost $12,864,537)                                                  12,507,179
                                                                  --------------
Total Long-Term Bonds
  (Cost $430,061,764)                                                420,549,528
                                                                  --------------

                                                         SHARES
COMMON STOCKS (59.1%)
--------------------------------------------------------------------------------
AGRICULTURE (1.5%)
Altria Group, Inc.                                      125,045        9,384,627
UST, Inc. (g)                                           155,451        6,434,117
                                                                  --------------
                                                                      15,818,744
                                                                  --------------
AUTO MANUFACTURERS (0.6%)
Ford Motor Co.                                          833,372        6,933,655
                                                                  --------------

AUTO PARTS & EQUIPMENT (0.6%)
Lear Corp. (g)                                          200,032        6,092,975
                                                                  --------------

BANKS (3.7%)
Comerica, Inc.                                          123,603        7,141,781
Commerce Bancshares, Inc.                               129,587        6,884,957
KeyCorp                                                  56,173        1,811,018
M&T Bank Corp.                                           69,592        7,486,707
State Street Corp.                                      108,387        5,986,214
TCF Financial Corp.                                     248,899        6,745,163
U.S. Bancorp                                            140,674        4,161,137
                                                                  --------------
                                                                      40,216,977
                                                                  --------------
BEVERAGES (0.5%)
PepsiAmericas, Inc.                                     221,246        5,159,457
                                                                  --------------

BIOTECHNOLOGY (0.1%)
Biogen Idec, Inc. (a)(g)                                 30,653        1,245,431
                                                                  --------------

BUILDING MATERIALS (0.0%)++
Masco Corp.                                              10,444          297,654
                                                                  --------------

COMMERCIAL SERVICES (0.6%)
Equifax, Inc.                                           190,325        6,560,503
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 215


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMPUTERS (0.2%)
Hewlett-Packard Co.                                      89,955   $    2,522,338
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (8.0%)
A.G. Edwards, Inc.                                      116,075        4,912,294
AmeriCredit Corp. (a)                                   271,666        6,071,735
Bear Stearns Cos., Inc. (The)                            71,072        7,519,418
CIT Group, Inc.                                         139,464        6,377,689
V  Citigroup, Inc.                                      273,624       12,526,507
V  Freddie Mac                                          162,679        9,980,357
Friedman, Billings, Ramsey Group, Inc. Class A (g)      173,345        1,537,570
Janus Capital Group, Inc. (g)                            96,592        1,695,190
V  Lehman Brothers
  Holdings, Inc. (g)                                     84,295       10,087,583
V  Merrill Lynch & Co., Inc.                            200,037       12,950,395
V  Morgan Stanley                                       221,325       12,042,293
                                                                  --------------
                                                                      85,701,031
                                                                  --------------
ELECTRIC (4.0%)
American Electric
  Power Co., Inc.                                       201,014        7,630,491
DPL, Inc.                                               246,987        6,364,855
Edison International                                    173,320        7,584,483
Entergy Corp.                                           110,024        7,780,897
NRG Energy, Inc. (a)(g)                                 145,551        6,260,149
Reliant Energy, Inc. (a)                                461,707        5,863,679
Wisconsin Energy Corp.                                   32,173        1,217,105
                                                                  --------------
                                                                      42,701,659
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Energizer Holdings, Inc. (a)                            119,673        6,042,290
                                                                  --------------

ENVIRONMENTAL CONTROL (0.7%)
Republic Services, Inc.                                 197,223        6,971,833
                                                                  --------------
FOOD (0.9%)
Hershey Co. (The)                                       112,143        6,373,087
Tyson Foods, Inc. Class A                               185,246        3,297,379
                                                                  --------------
                                                                       9,670,466
                                                                  --------------
HEALTH CARE--SERVICES (1.3%)
Aetna, Inc.                                              81,473        7,215,249
Community Health
  Systems, Inc. (a)                                     111,488        4,137,320
Humana, Inc. (a)(g)                                      57,600        2,556,864
Skilled Healthcare
  Group, Inc. (a)(d)(h)(i)                                   27              432
                                                                  --------------
                                                                      13,909,865
                                                                  --------------


                                                         SHARES            VALUE
HOME BUILDERS (0.8%)
Meritage Homes Corp. (a)                                 71,199   $    4,433,562
Ryland Group, Inc.                                       58,470        3,935,031
                                                                  --------------
                                                                       8,368,593
                                                                  --------------
INSURANCE (10.3%)
Alleghany Corp. (a)                                       6,831        2,056,131
Allmerica Financial Corp. (a)                           167,438        6,379,388
Allstate Corp. (The)                                    186,908        9,866,873
American National Insurance Co.                          29,728        3,505,823
AmerUs Group Co.                                        116,324        6,877,075
CIGNA Corp.                                              68,029        7,882,520
Jefferson-Pilot Corp. (g)                               137,063        7,522,017
Lincoln National Corp.                                  143,950        7,285,309
MetLife, Inc.                                           173,775        8,586,223
MGIC Investment Corp. (g)                                99,924        5,919,498
Old Republic International Corp.                        263,717        6,832,907
Progressive Corp. (The)                                  62,957        7,291,050
V  Prudential Financial, Inc.                           146,061       10,631,780
Radian Group, Inc.                                       24,046        1,252,797
SAFECO Corp.                                            131,874        7,345,382
StanCorp Financial Group, Inc.                           79,874        7,356,395
Torchmark Corp.                                          80,935        4,275,796
                                                                  --------------
                                                                     110,866,964
                                                                  --------------
INTERNET (0.0%)++
Globix Corp. (a)(d)(h)(i)                                 2,795            3,815
                                                                  --------------

MACHINERY--DIVERSIFIED (0.0%)++
MMH Holdings, Inc. (a)(d)(h)(i)                             197            1,044
                                                                  --------------

MEDIA (3.1%)
Clear Channel
  Communications, Inc.                                  238,753        7,262,866
Comcast Corp. Class A (a)(g)                            307,025        8,544,506
Liberty Media Corp. Class A (a)                         980,731        7,816,426
V  Viacom, Inc. Class B                                 321,480        9,956,236
                                                                  --------------
                                                                      33,580,034
                                                                  --------------
OIL & GAS (7.2%)
Amerada Hess Corp.                                       60,223        7,533,897
Anadarko Petroleum Corp.                                 97,566        8,850,212
Apache Corp.                                            116,051        7,407,535
Burlington Resources, Inc.                              128,311        9,266,620
Chevron Corp.                                           131,133        7,483,760
ConocoPhillips                                           12,522          818,688
V  ExxonMobil Corp.                                     517,417       29,047,790
Sunoco, Inc.                                             90,068        6,710,066
                                                                  --------------
                                                                      77,118,568
                                                                  --------------

 216   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
PHARMACEUTICALS (2.2%)
AmerisourceBergen Corp.                                  90,742   $    6,920,892
V  Merck & Co., Inc.                                    381,954       10,778,742
Pfizer, Inc.                                            286,400        6,226,336
                                                                  --------------
                                                                      23,925,970
                                                                  --------------
PIPELINES (1.1%)
Equitable Resources, Inc. (g)                           171,364        6,623,219
Kinder Morgan, Inc. (g)                                  10,149          922,544
Williams Cos., Inc. (The)                               206,195        4,598,148
                                                                  --------------
                                                                      12,143,911
                                                                  --------------
REAL ESTATE (2.1%)
Annaly Mortgage
  Management, Inc. (g)                                  534,083        6,131,273
Crescent Real Estate Equities Co.                       209,412        4,177,769
Equity Office Properties Trust                          225,144        6,934,435
New Century Financial Corp. (g)                         180,066        5,558,637
                                                                  --------------
                                                                      22,802,114
                                                                  --------------
RETAIL (2.9%)
AutoNation, Inc. (a)                                    329,644        6,553,323
Circuit City Stores, Inc.                               353,953        6,296,824
Dillard's, Inc. Class A                                 301,473        6,243,506
Federated Department Stores, Inc.                       127,199        7,806,203
Sears Holdings Corp. (a)(g)                              32,086        3,858,342
                                                                  --------------
                                                                      30,758,198
                                                                  --------------
SAVINGS & LOANS (0.0%)++
Washington Mutual, Inc.                                  12,277          486,169
                                                                  --------------

SEMICONDUCTORS (0.7%)
Freescale Semiconductor, Inc. Class B (a)               300,492        7,175,749
                                                                  --------------

TELECOMMUNICATIONS (1.4%)
Alltel Corp. (g)                                        130,288        8,059,616
CenturyTel, Inc. (g)                                    199,255        6,521,616
ICO Global Communications Holdings Ltd. (a)(h)              371            1,494
                                                                  --------------
                                                                      14,582,726
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (0.7%)
Astoria Financial Corp.                                 257,147        7,187,259
                                                                  --------------


                                                         SHARES            VALUE
TOBACCO (0.0%)++
North Atlantic
  Trading Co., Inc. (a)(d)(h)(i)                            130   $            1
                                                                  --------------

TOYS, GAMES & HOBBIES (0.6%)
Mattel, Inc.                                            422,144        6,226,624
                                                                  --------------

TRANSPORTATION (2.1%)
Burlington Northern
  Santa Fe Corp.                                        148,544        9,218,641
CSX Corp.                                                 8,637          395,661
Laidlaw International, Inc.                             278,593        6,335,205
Swift Transportation Co., Inc. (a)                      372,621        6,800,333
                                                                  --------------
                                                                      22,749,840
                                                                  --------------
TRUCKING & LEASING (0.6%)
GATX Corp.                                              175,376        6,553,801
                                                                  --------------
Total Common Stocks
  (Cost $604,170,553)                                                634,376,258
                                                                  --------------

CONVERTIBLE PREFERRED STOCK (0.0%)++
--------------------------------------------------------------------------------
INTERNET (0.0%)++
Globix Corp.
  11.00% (a)(d)(h)                                        1,182            1,729
                                                                  --------------
Total Convertible Preferred Stock
  (Cost $3,240)                                                            1,729
                                                                  --------------

PREFERRED STOCK (0.0%)++
--------------------------------------------------------------------------------
TRANSPORTATION (0.0%)++
Pacific & Atlantic Holdings, Inc.
  7.50% (d)(h)                                            1,119               11
                                                                  --------------
Total Preferred Stock
  (Cost $0) (l)                                                               11
                                                                  --------------

INVESTMENT COMPANY (0.5%)
--------------------------------------------------------------------------------
iShares Russell 1000
  Index Fund (j)                                         80,000        5,233,600
                                                                  --------------
Total Investment Company
  (Cost $5,134,232)                                                    5,233,600
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 217

                                                      NUMBER OF
                                                       WARRANTS            VALUE
WARRANT (0.0%)++
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)++
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (a)(f)(h)                                   65   $            1
                                                                  --------------
Total Warrant
  (Total Cost $3,574)                                                          1
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (5.9%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.5%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (e)(k)                        $ 5,203,603        5,203,603
                                                                  --------------
Total Certificate of Deposit
  (Cost $5,203,603)                                                    5,203,603
                                                                  --------------

COMMERCIAL PAPER (0.3%)
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (k)                             3,399,514        3,399,514
                                                                  --------------
Total Commercial Paper
  (Cost $3,399,514)                                                    3,399,514
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (0.9%)
BGI Institutional Money
  Market Fund (k)                                     9,588,636        9,588,636
                                                                  --------------
Total Investment Company
  (Cost $9,588,636)                                                    9,588,636
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (4.2%)
Bank of the West (The)
  4.02%, due 12/8/05 (k)                            $ 6,938,137   $    6,938,137
Barclays
  3.92%, due 12/5/05 (k)                              3,469,068        3,469,068
  3.94%, due 11/28/05 (k)                             3,469,068        3,469,068
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (k)                              5,203,603        5,203,603
Deutsche Bank
  3.95%, due 12/2/05 (k)                              3,469,068        3,469,068
First Tennessee National Corp.
  3.88%, due 11/14/05 (k)                             3,469,068        3,469,068
HBOS Halifax Bank of Scotland
  3.75%, due 11/1/05 (k)                              3,469,068        3,469,068
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (k)                             3,469,068        3,469,068
Societe Generale
  3.77%, due 11/1/05 (k)                              5,203,603        5,203,603
UBS AG
  4.01%, due 12/13/05 (k)                             3,469,069        3,469,069
Wells Fargo & Co.
  4.00%, due 11/25/05 (k)                             3,469,069        3,469,069
                                                                  --------------
Total Time Deposits
  (Cost $45,097,889)                                                  45,097,889
                                                                  --------------
Total Short-Term Investments
  (Cost $63,289,642)                                                  63,289,642
                                                                  --------------
Total Investments
  (Cost $1,102,663,005) (m)                               104.7%   1,123,450,769(n)
Liabilities in Excess of
  Cash and Other Assets                                    (4.7)     (50,639,115)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,072,811,654
                                                    ===========   ==============

 218   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Issue in default.
(c)  Issuer in bankruptcy.
(d)  Fair valued security. The total market value of these
     securities at October 31, 2005 is $7,050, which
     reflects less than one tenth of a percent of the Fund's
     net assets.
(e)  Floating rate. Rate shown is the rate in effect at
     October 31, 2005.
(f)  May be sold to institutional investors only.
(g)  Represents security, or a portion thereof, which is out on loan.
(h)  Illiquid security. The total market value of these
     securities at October 31, 2005 is $8,527, which
     represents less than one tenth of a percent of the
     Fund's net assets.
(i)  Restricted security.
(j)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(k)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(l)  Less than one dollar.
(m)  The cost for federal income tax purposes is
     $1,103,974,991.
(n)  At October 31, 2005 net unrealized appreciation was
     $19,475,778, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $52,600,760 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $33,124,982.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 219

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $1,102,663,005) including
  $61,269,902 market value of securities
  loaned                                      $1,123,450,769
Cash                                              10,122,258
Receivables:
  Dividends and interest                           7,172,082
  Fund shares sold                                 4,609,227
Other assets                                          77,867
                                              --------------
    Total assets                               1,145,432,203
                                              --------------

LIABILITIES:
Securities lending collateral                     63,289,642
Payables:
  Investment securities purchased                  5,959,960
  Fund shares redeemed                             1,678,634
  Manager                                            757,829
  NYLIFE Distributors                                351,797
  Transfer agent                                     331,671
  Shareholder communication                          130,672
  Custodian                                           12,580
Accrued expenses                                     107,764
                                              --------------
    Total liabilities                             72,620,549
                                              --------------
Net assets                                    $1,072,811,654
                                              ==============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  1 billion shares authorized
  Class A                                     $      114,308
  Class B                                             76,782
  Class C                                             52,659
  Class I                                            100,087
  Class R1                                            28,743
  Class R2                                            26,344
Additional paid-in capital                     1,001,691,398
Accumulated undistributed net investment
  income                                             513,722
Accumulated undistributed net realized gain
  on investments                                  49,419,847
Net unrealized appreciation on investments        20,787,764
                                              --------------
Net assets                                    $1,072,811,654
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  307,537,831
                                              ==============
Shares of capital stock outstanding               11,430,786
                                              ==============
Net asset value per share outstanding         $        26.90
Maximum sales charge (5.50% of offering
  price)                                                1.57
                                              --------------
Maximum offering price per share outstanding  $        28.47
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  206,074,130
                                              ==============
Shares of capital stock outstanding                7,678,226
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        26.84
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  141,278,922
                                              ==============
Shares of capital stock outstanding                5,265,948
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        26.83
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  269,652,085
                                              ==============
Shares of capital stock outstanding               10,008,674
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        26.94
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $   77,396,534
                                              ==============
Shares of capital stock outstanding                2,874,292
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        26.93
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $   70,872,152
                                              ==============
Shares of capital stock outstanding                2,634,433
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        26.90
                                              ==============

 220   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 13,018,740
  Dividends (a)                                    8,102,977
  Income from securities loaned--net                  87,526
                                                ------------
    Total income                                  21,209,243
                                                ------------
EXPENSES:
  Manager                                          6,023,561
  Distribution--Class B                            1,149,517
  Distribution--Class C                              626,232
  Distribution/Service--Class A                      547,342
  Service--Class B                                   383,172
  Service--Class C                                   208,744
  Distribution/Service--Class R2                     117,266
  Transfer agent--Classes A, B and C               1,084,086
  Transfer agent--Classes I, R1 and R2                96,232
  Professional                                       176,202
  Shareholder communication                          173,012
  Registration                                       126,590
  Shareholder service--Class R1                       61,395
  Shareholder service--Class R2                       46,906
  Custodian                                           73,909
  Directors                                           57,395
  Miscellaneous                                       83,966
                                                ------------
    Total expenses before waiver                  11,035,527
  Expense waiver from Manager                         (2,296)
                                                ------------
    Net expenses                                  11,033,231
                                                ------------
Net investment income                             10,176,012
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  49,334,339
Net change in unrealized appreciation on
  investments                                    (13,294,038)
                                                ------------
Net realized and unrealized gain on
  investments                                     36,040,301
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 46,216,313
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $17,209.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 221

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income              $   10,176,012   $   3,066,558
 Net realized gain on investments       49,334,339       8,778,292
 Net change in unrealized
  appreciation on investments          (13,294,038)      6,424,053
                                    ------------------------------
 Net increase in net assets
  resulting from operations             46,216,313      18,268,903
                                    ------------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Class A                              (2,660,744)       (495,967)
   Class B                                (832,311)       (103,798)
   Class C                                (471,286)        (48,808)
   Class I                              (3,761,336)     (2,238,037)
   Class R1                               (976,758)        (89,919)
   Class R2                               (577,711)        (49,362)
   Service Class                                --         (75,512)

 From net realized gain on
  investments:
   Class A                              (2,279,721)             --
   Class B                              (1,382,400)             --
   Class C                                (683,366)         (5,621)
   Class I                              (3,562,351)     (2,044,047)
   Class R1                               (760,703)             --
   Class R2                               (418,441)             --
   Service Class                                --        (294,664)
                                    ------------------------------
 Total dividends and distributions
  to shareholders                      (18,367,128)     (5,445,735)
                                    ------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             215,741,323     119,218,441
   Class B                             117,703,587      64,952,107
   Class C                             118,059,512      29,648,295
   Class I                             125,506,409     102,363,134
   Class R1                             53,826,419      31,166,617
   Class R2                             82,957,162      23,330,209
   Service Class                                --       5,402,469
 Net asset value of shares issued
  in connection with acquisition
  of MainStay Strategic Value
  Fund:
   Class A                              15,888,219              --
   Class B                              37,464,604              --
   Class C                               1,601,141              --

                                              2005            2004
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Class A                          $    4,224,161   $     447,244
   Class B                               2,015,263          93,737
   Class C                                 867,629          44,557
   Class I                               7,213,127       4,254,868
   Class R1                              1,737,461          89,919
   Class R2                                996,137          49,362
   Service Class                                --         369,947
                                    ------------------------------
                                       785,802,154     381,430,906
 Cost of shares redeemed:
   Class A                             (43,786,775)    (13,522,006)
   Class B                             (18,580,184)     (2,986,885)
   Class C                             (10,546,082)     (1,162,214)
   Class I                             (54,517,852)    (82,099,674)
   Class R1                            (10,443,471)     (1,588,939)
   Class R2                            (33,381,158)     (4,378,134)
   Service Class                                --     (25,174,517)
                                    ------------------------------
                                      (171,255,522)   (130,912,369)
    Increase in net assets derived
     from capital share
     transactions                      614,546,632     250,518,537
                                    ------------------------------
    Net increase in net assets         642,395,817     263,341,705

NET ASSETS:
Beginning of year                      430,415,837     167,074,132
                                    ------------------------------
End of year                         $1,072,811,654   $ 430,415,837
                                    ==============================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of year   $      513,722   $      (5,773)
                                    ==============================

 222   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                   www.MAINSTAYfunds.com     223

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS A                           CLASS B
                                 ----------------------------      ----------------------------
                                                  JANUARY 2,                        JANUARY 2,
                                    YEAR            2004**            YEAR            2004**
                                    ENDED           THROUGH           ENDED           THROUGH
                                 OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                    2005             2004             2005             2004
Net asset value at beginning of
  period                          $  25.41         $  24.45         $  25.37          $ 24.46
                                 -----------      -----------      -----------      -----------
Net investment income                 0.35             0.19             0.18             0.08
Net realized and unrealized
  gain on investments                 1.91             0.96             1.89             0.93
                                 -----------      -----------      -----------      -----------
Total from investment
  operations                          2.26             1.15             2.07             1.01
                                 -----------      -----------      -----------      -----------
Less dividends and
  distributions:
  From net investment income         (0.31)           (0.19)           (0.14)           (0.10)
  From net realized gain on
    investments                      (0.46)              --            (0.46)              --
                                 -----------      -----------      -----------      -----------
Total dividends and
  distributions                      (0.77)           (0.19)           (0.60)           (0.10)
                                 -----------      -----------      -----------      -----------
Net asset value at end of
  period                          $  26.90         $  25.41         $  26.84          $ 25.37
                                 ===========      ===========      ===========      ===========
Total investment return (a)           8.96%            4.70%(b)         8.19%            4.13%(b)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income             1.32%            0.99%+           0.57%            0.24%+
    Net expenses                      1.32%            1.34%+#          2.07%            2.09%+#
    Expenses (before waiver)          1.32%            1.34%+#          2.07%            2.09%+#
Portfolio turnover rate                 93%              42%              93%              42%
Net assets at end of period (in
  000's)                          $307,538         $108,204         $206,074          $62,931

                                                    CLASS C
                                 ----------------------------------------------
                                                                   DECEMBER 30,
                                             YEAR                     2002**
                                            ENDED                    THROUGH
                                         OCTOBER 31,               OCTOBER 31,
                                    2005             2004              2003
Net asset value at beginning of
  period                          $  25.37          $ 24.08           $20.27
                                 -----------      -----------      ------------
Net investment income                 0.17             0.13             0.15(f)
Net realized and unrealized
  gain on investments                 1.89             1.62             3.76
                                 -----------      -----------      ------------
Total from investment
  operations                          2.06             1.75             3.91
                                 -----------      -----------      ------------
Less dividends and
  distributions:
  From net investment income         (0.14)           (0.14)           (0.10)
  From net realized gain on
    investments                      (0.46)           (0.32)              --
                                 -----------      -----------      ------------
Total dividends and
  distributions                      (0.60)           (0.46)           (0.10)
                                 -----------      -----------      ------------
Net asset value at end of
  period                          $  26.83          $ 25.37           $24.08
                                 ===========      ===========      ============
Total investment return (a)           8.15%            7.30%           19.32%(b)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income             0.57%            0.24%            0.78%+
    Net expenses                      2.07%            2.09%#           1.98%+#
    Expenses (before waiver)          2.07%            2.09%#           2.03%+#
Portfolio turnover rate                 93%              42%              51%
Net assets at end of period (in
  000's)                          $141,279          $29,301           $  372

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
#    Includes transfer agent fees paid indirectly which amounted to 0.02%, 0.05%, 0.02% and
     0.09% of average net assets for the years or periods ended October 31, 2004, October 31,
     2003, October 31, 2002 and October 31, 2001, respectively, and custodian fees and other expenses paid indirectly which amounted to 0.01% of average net assets for the year ended
     December 31, 2000.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Class I, Class R1 and Class R2 are not subject to sales charges.
(b)  Total return is not annualized.
(c)  Less than one cent per share.
(d)  Restated.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS I
                                                              -----------
Decrease net investment income                                  ($0.02)
Increase net realized and unrealized gains and losses             0.02
Decrease ratio of net investment income                          (0.09%)

(f)  Per share data based on average share outstanding during the period.

 224   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         CLASS I
-----------------------------------------------------------------------------------------
                                                             JANUARY 1
                                                               2001*
                                                              THROUGH         YEAR ENDED
                YEAR ENDED OCTOBER 31,                      OCTOBER 31,      DECEMBER 31,
       2005          2004          2003         2002           2001              2000
     $  25.43      $  24.07      $  20.41      $ 20.78        $ 20.82          $ 19.53
     --------      --------      --------      -------      -----------      ------------
         0.45          0.34          0.38(f)      0.48           0.45 (e)         0.55
         1.94          1.68          3.67         0.00(c)       (0.08)(e)         1.29
     --------      --------      --------      -------      -----------      ------------
         2.39          2.02          4.05         0.48           0.37             1.84
     --------      --------      --------      -------      -----------      ------------
        (0.42)        (0.34)        (0.39)       (0.44)         (0.41)           (0.55)
        (0.46)        (0.32)           --        (0.41)            --               --
     --------      --------      --------      -------      -----------      ------------
        (0.88)        (0.66)        (0.39)       (0.85)         (0.41)           (0.55)
     --------      --------      --------      -------      -----------      ------------
     $  26.94      $  25.43      $  24.07      $ 20.41        $ 20.78          $ 20.82
     ========      ========      ========      =======      ===========      ============
         9.46%         8.45%        20.13%        2.18%          1.80%(b)         9.64%
         1.77%         1.42%         1.78%        2.30%          2.59%+(e)        2.77%
         0.86%         0.91%#        0.99%#       0.96%#         1.03%+#(d)       0.95%#
         0.86%         0.91%#        1.03%#       1.02%#         1.05%+#(d)       0.95%#
           93%           42%           51%          62%            48%              73%
     $269,652      $180,262      $147,519      $83,906        $64,086          $65,309

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 225

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS R1                          CLASS R2
                                ----------------------------      ----------------------------
                                                 JANUARY 2,
                                   YEAR            2004**            YEAR          JANUARY 2,
                                   ENDED           THROUGH           ENDED           2004**
                                OCTOBER 31,      OCTOBER 31,      OCTOBER 31,        THROUGH
                                   2005             2004             2005          OCTOBER 31,
Net asset value at beginning
  of period                       $ 25.43          $ 24.45          $ 25.41          $ 24.45
                                -----------      -----------      -----------      -----------
Net investment income                0.43             0.23             0.39             0.18
Net realized and unrealized
  gain on investments                1.93             0.98             1.90             0.97
                                -----------      -----------      -----------      -----------
Total from investment
  operations                         2.36             1.21             2.29             1.15
                                -----------      -----------      -----------      -----------
Less dividends and
  distributions:
  From net investment income        (0.40)           (0.23)           (0.34)           (0.19)
  From net realized gain on
    investments                     (0.46)              --            (0.46)              --
                                -----------      -----------      -----------      -----------
Total dividends and
  distributions                     (0.86)           (0.23)           (0.80)           (0.19)
                                ===========      ===========      ===========      ===========
Net asset value at end of
  period                          $ 26.93          $ 25.43          $ 26.90          $ 25.41
                                ===========      ===========      ===========      ===========
Total investment return (a)          9.33%            4.96%(b)         9.05%            4.71%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.68%            1.32%+           1.43%            1.07%+
    Net expenses                     0.96%            1.01%+#          1.21%            1.26%+#
    Expenses (before waiver)         0.96%            1.01%+#          1.21%            1.26%+#
Portfolio turnover rate                93%              42%              93%              42%
Net assets at end of period
  (in 000's)                      $77,397          $30,394          $70,872          $19,324

 226   MainStay Balanced Fund       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY CONSERVATIVE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -3.15%
Excluding sales charges     2.49

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY                                                                     LEHMAN BROTHERS
                                  CONSERVATIVE        CONSERVATIVE                              MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                9450                10000               10000               10000               10000
10/31/05                              9685                10246               10365               10731               10129

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -2.98%
Excluding sales charges     2.02

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY                                                                     LEHMAN BROTHERS
                                  CONSERVATIVE        CONSERVATIVE                              MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                               9702               10246               10365               10731               10129

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         1.02%
Excluding sales charges    2.02

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY                                                                     LEHMAN BROTHERS
                                  CONSERVATIVE        CONSERVATIVE                              MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                              10102               10246               10365               10731               10129

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2005. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.MAINSTAYfunds.com     227

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
                           2.57%

(PERFORMANCE GRAPH)

                                    MAINSTAY                                                                     LEHMAN BROTHERS
                                  CONSERVATIVE        CONSERVATIVE                              MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                              10257               10246               10365               10731               10129



                                         SINCE
BENCHMARK PERFORMANCE                  INCEPTION
------------------------------------------------

Conservative Allocation Benchmark(1)     2.46%
S&P 500(R) Index(2)                      3.65
MSCI EAFE(R) Index(3)                    7.31
Lehman Brothers(R) Aggregate Bond
  Index(4)                               1.29

1. The Conservative Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (35% weighted) are represented by the S&P 500(R) Index, international stocks (5% weighted) are represented by Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--and U.S. bonds (60% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or a benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 228   MainStay Conservative Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONSERVATIVE ALLOCATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                       ENDING ACCOUNT
                                                       VALUE (BASED                         VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES       ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID          5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING           RETURN AND           DURING
SHARE CLASS                            5/1/05            10/30/05           PERIOD        ACTUAL EXPENSES)        PERIOD

CLASS A SHARES                        $1,000.00         $1,035.00           $3.08            $1,022.00            $3.06
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,031.45           $6.91            $1,018.25            $6.87
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,031.45           $6.91            $1,018.25            $6.87
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,036.15           $1.28            $1,023.75            $1.28
-------------------------------------------------------------------------------------------------------------------------

2. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Class A, 1.35% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the since-inception period).

                                                   www.MAINSTAYfunds.com     229

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.0
Cash and Other Assets (less liabilities)                                          1.0

See Portfolio of Investments on page 234 for specific holdings within these categories.

 230   MainStay Conservative Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

MainStay Conservative Allocation Fund seeks to achieve its investment objective by investing in a variety of other MainStay Funds, known as Underlying Funds. A two-stage asset-allocation process includes deciding how much to invest in broad asset classes and how much to invest in specific Underlying Funds. Normally the Fund invests approximately 60% (within a range of 50% to 70%) of its assets in Underlying Fixed-Income Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Equity Funds. The Fund's fixed-income component may include a money-market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money-market funds, cash, or cash equivalents. The Underlying Funds use a broad array Fund of investment styles; may invest in a wide variety of equity securities, fixed-income securities, or both; and carry different types and degrees of risk. Some Underlying Funds may invest in foreign securities. The Fund uses a proprietary model to determine asset allocations.

The Fund commenced operations on April 4, 2005.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD FROM APRIL 4 THROUGH OCTOBER 31, 2005?

The stock and bond markets generated mixed returns during the reporting period. The major stock-market indexes had negative returns in April and October 2005, but provided positive results for most of the months in between.
Mid-capitalization stocks provided the strongest overall returns, followed by small-caps and then large-cap stocks. In general, international stocks outperformed their U.S. counterparts.

In the wake of continued interest-rate increases by the Federal Open Market Committee, bond-market performance was mixed and generally down for the reporting period. Investment-grade bonds, however, were up slightly and outperformed most other sectors of the bond market--especially high-yield bonds, which were relatively weak from April 4 through October 31, 2005.

The biggest market movements, however, were in commodity prices. Energy markets, in particular, recorded large monthly gains and losses during the reporting period, and at the end of October 2005 were slightly ahead of where they were on April 4, 2005. The price swings were largely driven by sharply rising crude-oil and natural-gas prices and by damage to U.S. oil refineries during a severe hurricane season. The general increase in commodity prices was tempered somewhat by a decline in food-based commodities, such as grains, livestock, and meat. Precious metals saw healthy price increases, while prices declined for many base metals.

The U.S. housing market, which advanced broadly over the past several years, appeared to soften toward the end of the reporting period.

HOW DO YOU DETERMINE HOW TO ALLOCATE THE FUND'S PORTFOLIO AMONG THE UNDERLYING FUNDS?

For the equity portion of MainStay Conservative Allocation Fund, we forecast expected returns for each Underlying Fund in our investable universe by measuring the Underlying Fund on the basis of its holdings in stocks, bonds, or both at a point in time. This forecast is driven by quantitative measures of the companies and securities in which the Underlying Fund invests and by our expectations of general economic factors and trends. The model combines risk and return forecasts for each Underlying Fund and seeks to develop optimal portfolios at risk levels consistent with the Fund's investment objective.

The five-year outperformance of value stocks over growth stocks seemed to have reversed itself during the reporting period. With the market's focus shifting toward growth and the U.S. economy providing fairly strong performance, we favored Underlying Funds that invest primarily in growth stocks. As a hedge against volatility and downside risk in an uncertain market, the Fund showed a preference for larger-cap stocks. Given the strength of the U.S. economy relative to foreign economies, we remained comfortable with a modestly underweighted position in the Fund's allocation to Underlying Funds with international exposure.

We also use quantitative methods to determine the Fund's fixed-income allocation. Since as a category, fixed-income securities seek to provide stability and principal protection, our model emphasizes measures that seek to minimize downside risk under various possible market scenarios. These "stress-tests" indicated that the fixed-income portion of the Fund would be best allocated among four Underlying Fixed-Income Funds in proportions that reflected the Fund's benchmark.

THE DISCLOSURE AND FOOTNOTES ON PAGE 233 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   www.MAINSTAYfunds.com     231

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE REPORTING PERIOD?

In the equity portion of the Fund, the Underlying Fund with the highest total return during the reporting period was MainStay All Cap Growth Fund. The Underlying Fund's performance reflected the skill of the Underlying Fund's portfolio managers and the return to favor of growth-oriented stocks. On the basis of impact, which takes weightings and total returns into consideration, the greatest positive contributor to the Fund's performance during the reporting period was MainStay Large Cap Growth Fund.

From a total-return perspective, the Fund's worst-performing Underlying Stock Fund was MainStay Small Cap Value Fund. The Underlying Fund's performance reflected the shift in market focus away from value-oriented stocks and a shift in the market's preference from smaller- to larger-capitalization companies. On the basis of impact, which takes weightings and total returns into account, the greatest negative contribution to the equity portion of the Fund during the reporting period came from MainStay International Equity Fund, which underperformed international stocks in general.

In the fixed-income portion of the Fund, the best-performing Underlying Fund on the basis of total return was MainStay High Yield Corporate Bond Fund. This Underlying Fund was also the greatest positive contributor to the Fund's fixed-income performance because the Underlying Fund outperformed high-yield securities in general during the reporting period. This contribution reflected the skill of the Underlying Fund's portfolio managers and, except during the latter part of the reporting period, credit spreads that remained very tight compared to higher-quality issues.

On the basis of total return, the Fund's worst-performing Underlying Fixed-Income Fund was MainStay Short Term Bond Fund. This was largely because of successive moves by the Federal Reserve to raise short-term interest rates and because long-term rates remained relatively stable. During the reporting period, the greatest negative contribution to the fixed-income portion of the Fund came from MainStay Indexed Bond Fund.

AS OF OCTOBER 31, 2005, HOW WAS THE FUND ALLOCATED AMONG THE UNDERLYING FUNDS?

The Portfolio of Investments page of this annual report contains a more complete description of the Fund's holdings as of October 31, 2005. The Portfolio of Investments page shows the amount invested in each Underlying Fund and summarizes the Fund's cash position at the end of the reporting period.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON PAGE 233 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 232   MainStay Conservative Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations, the mix of Underlying MainStay Funds, as well as the performance of those Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Conservative Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. These securities can also be subject to greater price volatility.

- There are additional risks associated with investing in small-cap securities. Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have more limited product lines than larger-capitalization stocks.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risk than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- Underlying Floating-Rate Funds are generally considered to have speculative characteristics. These Underlying Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN A MONEY-MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

INFORMATION ABOUT MAINSTAY CONSERVATIVE ALLOCATION FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.MAINSTAYfunds.com     233

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                           SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.0%)+
-------------------------------------------------------------------------------
EQUITY FUNDS (40.2%)
MainStay All Cap Growth Fund (a)                           57,794   $ 1,309,614
MainStay Common Stock Fund (a)                            335,316     4,251,810
MainStay International Equity Fund                         80,853     1,099,603
MainStay Large Cap Growth Fund (a)                        338,961     1,806,665
MainStay MAP Fund                                          14,219       504,775
MainStay Mid Cap Growth Fund (a)                           29,726       339,769
MainStay S&P 500 Index Fund                                15,218       428,384
MainStay Small Cap Opportunity Fund                        23,121       457,567
                                                                    -----------
                                                                     10,198,187
                                                                    -----------
FIXED INCOME FUNDS (58.8%)
MainStay Floating Rate Fund                               197,957     1,977,594
MainStay High Yield Corporate Bond Fund                   314,488     1,956,113
MainStay Indexed Bond Fund                                831,328     8,886,900
MainStay Intermediate Term Bond Fund                      213,907     2,079,172
                                                                    -----------
                                                                     14,899,779
                                                                    -----------
Total Affiliated Investments
  (Cost $25,178,031) (b)                                     99.0%   25,097,966(c)
Cash and Other Assets,
  Less Liabilities                                            1.0       261,883
                                                    -------------   -----------
Net Assets                                                  100.0%  $25,359,849
                                                    =============   ===========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $25,179,099.
(c)  At October 31, 2005 net unrealized depreciation was $81,133 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $180,852 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $261,985.

 234   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $25,178,031)         $25,097,966
Cash                                                 619,890
Receivables:
  Fund shares sold                                   286,731
  Dividends and interest                              59,842
Unamortized offering costs                            20,271
Other assets                                           8,911
                                                 ------------
    Total assets                                  26,093,611
                                                 ------------
LIABILITIES:
Payables:
  Investment securities purchased                    679,356
  Professional                                        16,572
  NYLIFE Distributors                                 11,922
  Shareholder communication                           10,982
  Manager                                              8,373
  Transfer agent                                       2,824
  Custodian                                            1,190
  Fund shares redeemed                                 1,033
Accrued expenses                                       1,510
                                                 ------------
    Total liabilities                                733,762
                                                 ------------
Net assets                                       $25,359,849
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                        $     1,308
  Class B                                                894
  Class C                                                285
  Class I                                                  1
Additional paid-in capital                        25,316,560
Accumulated undistributed net investment income      116,513
Accumulated net realized gain on investments           4,353
Net unrealized depreciation on investments           (80,065)
                                                 ------------
Net assets                                       $25,359,849
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $13,349,790
                                                 ============
Shares of capital stock outstanding                1,308,155
                                                 ============
Net asset value per share outstanding            $     10.21
Maximum sales charge (5.50% of offering price)          0.59
                                                 ------------
Maximum offering price per share outstanding     $     10.80
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $ 9,099,711
                                                 ============
Shares of capital stock outstanding                  893,701
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.18
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $ 2,900,089
                                                 ============
Shares of capital stock outstanding                  284,786
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.18
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $    10,259
                                                 ============
Shares of capital stock outstanding                    1,005
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.21
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 235

STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 4, 2005 THROUGH OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                            $204,575
  Interest                                             1,020
                                                    ---------
    Total income                                     205,595
                                                    ---------
EXPENSES:
  Offering                                            39,581
  Distribution--Class B                               19,498
  Distribution--Class C                                5,020
  Professional                                        18,345
  Shareholder communication                           11,378
  Distribution/Service--Class A                        8,826
  Service--Class B                                     6,499
  Service--Class C                                     1,673
  Transfer agent--Classes A, B and C                   6,550
  Registration                                         6,536
  Custodian                                            3,804
  Directors                                              301
  Miscellaneous                                        1,926
                                                    ---------
    Total expenses before reimbursement              129,937
Expense reimbursement from Manager                   (64,895)
                                                    ---------
  Net expenses                                        65,042
                                                    ---------
Net investment income                                140,553
                                                    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from affiliated investment
  company transactions                                 4,353
Net unrealized depreciation on investments           (80,065)
                                                    ---------
Net realized and unrealized loss on investments      (75,712)
                                                    ---------
Net increase in net assets resulting from
  operations                                        $ 64,841
                                                    =========

 236   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD APRIL 4, 2005 THROUGH OCTOBER 31, 2005

                                                         2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                            $   140,553
 Net realized gain on investments                       4,353
 Net change in unrealized depreciation on
  investments                                         (80,065)
                                                  -----------
 Net increase in net assets resulting from
  operations                                           64,841
                                                  -----------
Dividends to shareholders:
 From net investment income:
   Class A                                            (42,116)
   Class B                                            (16,565)
   Class C                                             (4,892)
   Class I                                                (48)
                                                  -----------
Total dividends to shareholders                       (63,621)
                                                  -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                         13,659,478
   Class B                                          9,356,234
   Class C                                          2,973,430
   Class I                                             10,086
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                                             39,643
   Class B                                             15,826
   Class C                                              4,207
   Class I                                                 48
                                                  -----------
                                                   26,058,952
 Cost of shares redeemed:
   Class A                                           (352,445)
   Class B                                           (281,606)
   Class C                                            (66,198)
   Class I                                                (74)
                                                  -----------
                                                     (700,323)
    Increase in net assets derived from capital
     share transactions                            25,358,629
                                                  -----------
    Net increase in net assets                     25,359,849

NET ASSETS:
Beginning of period                                        --
                                                  -----------
End of period                                     $25,359,849
                                                  ===========
Accumulated undistributed net investment income
 at end of period                                 $   116,513
                                                  ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 237

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                  CLASS A          CLASS B          CLASS C          CLASS I
                                -----------      -----------      -----------      -----------
                                 APRIL 4,         APRIL 4,         APRIL 4,         APRIL 4,
                                   2005*            2005*            2005*            2005*
                                  THROUGH          THROUGH          THROUGH          THROUGH
                                OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                   2005             2005             2005             2005
Net asset value at beginning
  of period                       $ 10.00          $10.00           $10.00           $10.00
                                -----------      -----------      -----------      -----------
Net investment income (a)            0.14            0.10             0.10             0.15
Net realized and unrealized
  gain on investments (b)            0.11            0.10             0.10             0.11
                                -----------      -----------      -----------      -----------
Total from investment
  operations                         0.25            0.20             0.20             0.26
                                -----------      -----------      -----------      -----------
Less dividends:
  From net investment income        (0.04)          (0.02)           (0.02)           (0.05)
                                -----------      -----------      -----------      -----------
Net asset value at end of
  period                          $ 10.21          $10.18           $10.18           $10.21
                                ===========      ===========      ===========      ===========
Total investment return (c)          2.49%(d)        2.02%(d)         2.02%(d)         2.57%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            2.43%+          1.68%+           1.68%+           2.78%+
    Net expenses (e)                 0.60%+          1.35%+           1.35%+           0.25%+
    Expenses (before
      reimbursement) (e)             1.55%+          2.30%+           2.30%+           1.20%+
Portfolio turnover rate                 3%              3%               3%               3%
Net assets at end of period
  (in 000's)                      $13,350          $9,100           $2,900           $   10

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 238   MainStay Conservative Allocation Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -0.68%
Excluding sales charges     5.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND             INDEX              S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                          9450                  10000                  10000                  10000
10/31/05                                        9932                  10440                  10365                  10731

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -0.30%
Excluding sales charges     4.70

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND             INDEX              S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                         10000                  10000                  10000                  10000
10/31/05                                        9970                  10440                  10365                  10731

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         3.60%
Excluding sales charges    4.60

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND             INDEX              S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                         10000                  10000                  10000                  10000
10/31/05                                       10360                  10440                  10365                  10731

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graph assumes Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2005. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.MAINSTAYfunds.com     239

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
                           5.20%

(PERFORMANCE GRAPH)

                                          MAINSTAY GROWTH       GROWTH ALLOCATION
                                          ALLOCATION FUND             INDEX              S&P 500 INDEX         MSCI EAFE INDEX
                                          ---------------       -----------------        -------------         ---------------
4/4/05                                         10000                  10000                  10000                  10000
10/31/05                                       10520                  10440                  10365                  10731



                                         SINCE
BENCHMARK PERFORMANCE                  INCEPTION
------------------------------------------------

Growth Allocation Benchmark(1)           4.40%
S&P 500(R) Index(2)                      3.65
MSCI EAFE(R) Index(3)                    7.31

1. The Growth Allocation Benchmark was built using different weightings from two well-known indices that represent two asset classes. U.S. stocks (80% weighted) are represented by the S&P 500(R) Index and international stocks (20% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index. Results for all indices assume that all income and capital gains are reinvested in the index that produced them. An investment cannot be made directly into an index or a benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 240   MainStay Growth Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GROWTH ALLOCATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                       ENDING ACCOUNT
                                                       VALUE (BASED                         VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES       ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID          5% ANNUALIZED           PAID
                                        VALUE           EXPENSES)           DURING           RETURN AND           DURING
SHARE CLASS                            5/1/05            10/31/05           PERIOD        ACTUAL EXPENSES)        PERIOD

CLASS A SHARES                        $1,000.00         $1,077.80           $3.25            $1,021.90            $3.16
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,074.05           $7.16            $1,018.15            $6.97
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,072.95           $7.16            $1,018.15            $6.97
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,079.05           $1.31            $1,023.75            $1.28
-------------------------------------------------------------------------------------------------------------------------

2. Expenses are equal to the Fund's annualized expense ratio of each class (0.62% for Class A, 1.37% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the since-inception period).

                                                   www.MAINSTAYfunds.com     241

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.1
Cash and Other Assets (less liabilities)                                          0.9

See Portfolio of Investments on page 246 for specific holdings within these categories.

 242   MainStay Growth Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

MainStay Growth Allocation Fund seeks to achieve its investment objective by investing in a variety of other MainStay Funds, known as Underlying Funds. A two-stage asset-allocation process includes deciding how much to invest in broad asset classes and how much to invest in specific Underlying Funds. Normally the Fund invests substantially all of its assets in Underlying Equity Funds (normally within a range of 85% to 100%). For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money-market funds, cash, or cash equivalents. The Underlying Funds use a broad array of investment styles, may invest in a wide variety of equity securities, and carry different types and degrees of risk. Some Underlying Funds may invest in foreign securities. The Fund uses a proprietary model to determine asset allocations.

The Fund commenced operations on April 4, 2005.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD FROM APRIL 4 THROUGH OCTOBER 31, 2005?

The stock and bond markets generated mixed returns during the reporting period. The major stock-market indexes had negative returns in April and October 2005, but provided positive results for most of the months in between.
Mid-capitalization stocks provided the strongest overall returns, followed by small-caps and then large-cap stocks. In general, international stocks outperformed their U.S. counterparts.

The biggest market movements, however, were in commodity prices. Energy markets, in particular, recorded large monthly gains and losses during the reporting period, and at the end of October 2005 were slightly ahead of where they were on April 4, 2005. The price swings were largely driven by sharply rising crude-oil and natural-gas prices and by damage to U.S. oil refineries during a severe hurricane season. The general increase in commodity prices was tempered somewhat by a decline in food-based commodities, such as grains, livestock, and meat. Precious metals saw healthy price increases, while prices declined for many base metals.

The U.S. housing market, which advanced broadly over the past several years, appeared to soften toward the end of the reporting period.

HOW DO YOU DETERMINE HOW TO ALLOCATE THE FUND'S PORTFOLIO AMONG THE UNDERLYING FUNDS?

For MainStay Growth Allocation Fund, we forecast expected returns for each Underlying Fund in our investable universe by measuring the Underlying Fund on the basis of its holdings in stocks, bonds, or both at a point in time. This forecast is driven by quantitative measures of the companies and securities in which the Underlying Fund invests and by our expectations of general economic factors and trends. The model combines risk and return forecasts for each Underlying Fund and seeks to develop optimal portfolios at risk levels consistent with the Fund's investment objective.

The five-year outperformance of value stocks over growth stocks seemed to have reversed itself during the reporting period. With the market's focus shifting toward growth and the U.S. economy providing fairly strong performance, we favored Underlying Funds that invest primarily in growth stocks. As a hedge against volatility and downside risk in an uncertain market, the Fund showed a preference for larger-cap stocks. Given the strength of the U.S. economy relative to foreign economies, we remained comfortable with a modestly underweighted position in the Fund's allocation to Underlying Funds with international exposure.

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE REPORTING PERIOD?

The Underlying Fund with the highest total return during the reporting period was MainStay All Cap Growth Fund. The Underlying Fund's performance reflected the skill of the Underlying Fund's portfolio managers and the return to favor of growth-oriented stocks. On the basis of impact, which takes weightings and total returns into consideration, the greatest positive contributor to performance during the reporting period was MainStay Large Cap Growth Fund.

From a total-return perspective, the Fund's worst performing Underlying Stock Fund was MainStay Small Cap Value Fund. The Underlying Fund's performance reflected the shift in market focus away from value-oriented stocks and a shift in the market's preference from smaller- to larger-capitalization companies. On the basis of impact, which takes weightings and total returns into account, the greatest negative contribution to the Fund during the reporting period came from MainStay International Equity Fund, which underperformed international stocks in general.

THE DISCLOSURE AND FOOTNOTES ON PAGE 245 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   www.MAINSTAYfunds.com     243

AS OF OCTOBER 31, 2005, HOW WAS THE FUND ALLOCATED AMONG THE UNDERLYING FUNDS?

The Portfolio of Investments page of this annual report contains a more complete description of the Fund's holdings as of October 31, 2005. The Portfolio of Investments page shows the amount invested in each Underlying Fund and summarizes the Fund's cash position at the end of the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON PAGE 245 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 244   MainStay Growth Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations, the mix of Underlying MainStay Funds, as well as the performance of those Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset class the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Growth Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. These securities can also be subject to greater price volatility.

- There are additional risks associated with investing in small-cap securities. Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have more limited product lines than larger-capitalization stocks.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Before making an investment in the Fund, you should consider all the risks associated with it.

INFORMATION ABOUT MAINSTAY GROWTH ALLOCATION FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.MAINSTAYfunds.com     245

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                      SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.1)%+
--------------------------------------------------------------------------
EQUITY FUNDS (99.1%)
MainStay All Cap Growth Fund (a)                     121,964   $ 2,763,695
MainStay Common Stock Fund (a)                       278,460     3,530,868
MainStay International Equity Fund                   274,842     3,737,848
MainStay Large Cap Growth Fund (a)                   844,257     4,499,890
MainStay MAP Fund                                     39,203     1,391,704
MainStay Mid Cap Growth Fund (a)                     108,460     1,239,702
MainStay S&P 500 Index Fund                           40,440     1,138,374
MainStay Small Cap Opportunity Fund                   65,458     1,295,413
                                                               -----------
                                                                19,597,494
                                                               -----------
Total Affiliated Investments
  (Cost $19,344,963) (b)                                99.1%   19,597,494(c)
Cash and Other Assets, Less Liabilities                  0.9       168,887
                                                    --------   -----------
Net Assets                                             100.0%  $19,766,381
                                                    ========   ===========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $19,347,506.
(c)  At October 31, 2005 net unrealized appreciation was $249,988 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $281,532 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $31,544.

 246   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $19,344,963)         $19,597,494
Cash                                                  85,898
Receivables:
  Fund shares sold                                   191,364
  Interest                                               268
Unamortized offering costs                            20,271
Other assets                                           6,175
                                                 ------------
    Total assets                                  19,901,470
                                                 ------------

LIABILITIES:
Payables:
  Investment securities purchased                     85,898
  Professional                                        16,252
  Shareholder communication                           10,855
  NYLIFE Distributors                                  8,853
  Manager                                              8,158
  Transfer agent                                       2,268
  Custodian                                            1,162
  Fund shares redeemed                                   165
Accrued expenses                                       1,478
                                                 ------------
    Total liabilities                                135,089
                                                 ------------
Net assets                                       $19,766,381
                                                 ============

COMPOSITION OF NET ASSETS:
Capital Stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                        $     1,019
  Class B                                                778
  Class C                                                 86
  Class I                                                  1
Additional paid-in capital                        19,383,444
Accumulated net realized gain on investments         128,522
Net unrealized appreciation on investments           252,531
                                                 ------------
Net assets                                       $19,766,381
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $10,709,398
                                                 ============
Shares of capital stock outstanding                1,019,010
                                                 ============
Net asset value per share outstanding            $     10.51
Maximum sales charge (5.50% of offering price)          0.61
                                                 ------------
Maximum offering price per share outstanding     $     11.12
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $ 8,142,430
                                                 ============
Shares of capital stock outstanding                  778,027
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.47
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $   904,029
                                                 ============
Shares of capital stock outstanding                   86,390
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.46
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $    10,524
                                                 ============
Shares of capital stock outstanding                    1,000
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.52
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 247

STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 4, 2005 THROUGH OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                          $    710
                                                    ---------
EXPENSES:
  Offering                                            39,581
  Professional                                        18,005
  Distribution--Class B                               16,572
  Distribution--Class C                                1,240
  Shareholder communication                           11,286
  Distribution/Service--Class A                        7,821
  Service--Class B                                     5,524
  Service--Class C                                       413
  Transfer agent--Classes A, B and C                   6,614
  Registration                                         6,559
  Custodian                                            3,262
  Directors                                              244
  Miscellaneous                                        1,921
                                                    ---------
    Total expenses before reimbursement              119,042
  Expense reimbursement from Manager                 (67,081)
                                                    ---------
    Net expenses                                      51,961
                                                    ---------
Net investment loss                                  (51,251)
                                                    ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from affiliated investment
  company transactions                               140,192
Net unrealized appreciation on investments           252,531
                                                    ---------
Net realized and unrealized gain on investments      392,723
                                                    ---------
Net increase in net assets resulting from
  operations                                        $341,472
                                                    =========

 248   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD APRIL 4, 2005 THROUGH OCTOBER 31, 2005

                                                        2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                             $   (51,251)
 Net realized gain on investments                    140,192
 Net change in unrealized appreciation on
  investments                                        252,531
                                                 -----------
 Net increase in net assets resulting from
  operations                                         341,472
                                                 -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                        10,648,023
   Class B                                         8,106,966
   Class C                                           963,872
   Class I                                            10,106
                                                 -----------
                                                  19,728,967
 Cost of shares redeemed:
   Class A                                          (157,473)
   Class B                                           (77,214)
   Class C                                           (69,298)
   Class I                                               (73)
                                                 -----------
                                                    (304,058)
    Increase in net assets derived from capital
     share transactions                           19,424,909
                                                 -----------
    Net increase in net assets                    19,766,381

NET ASSETS:
Beginning of period                                       --
                                                 -----------
End of period                                    $19,766,381
                                                 ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 249

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         CLASS A          CLASS B          CLASS C          CLASS I
                                                       -----------      -----------      -----------      -----------
                                                        APRIL 4,         APRIL 4,         APRIL 4,         APRIL 4,
                                                          2005*            2005*            2005*            2005*
                                                         THROUGH          THROUGH          THROUGH          THROUGH
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                          2005             2005             2005             2005
Net asset value at beginning of period                   $ 10.00          $10.00           $10.00           $10.00
                                                       -----------      -----------      -----------      -----------
Net investment loss (a)                                    (0.04)          (0.08)           (0.08)           (0.01)
Net realized and unrealized gain on investments (b)         0.55            0.55             0.54             0.53
                                                       -----------      -----------      -----------      -----------
Total from investment operations                            0.51            0.47             0.46             0.52
                                                       -----------      -----------      -----------      -----------
Net asset value at end of period                         $ 10.51          $10.47           $10.46           $10.52
                                                       ===========      ===========      ===========      ===========
Total investment return (c)                                 5.10%(d)        4.70%(d)         4.60%(d)         5.20%(d)
Ratios (to average net assets)/Supplemental Data:
    Net investment loss                                    (0.61%)+        (1.36%)+         (1.36%)+         (0.24%)+
    Net expenses (e)                                        0.62%+          1.37% +          1.37% +          0.25% +
    Expenses (before reimbursement) (e)                     1.84%+          2.59% +          2.59% +          1.47% +
Portfolio turnover rate                                       21%             21%              21%              21%
Net assets at end of period (in 000's)                   $10,709          $8,142           $  904           $   11

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 250   MainStay Growth Allocation Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY MODERATE ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -1.98%
Excluding sales charges     3.73

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY                                                                     LEHMAN BROTHERS
                                    MODERATE            MODERATE                                MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                               9802               10312               10365               10731               10129

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -1.74%
Excluding sales charges     3.26

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY                                                                     LEHMAN BROTHERS
                                    MODERATE            MODERATE                                MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                               9826               10312               10365               10731               10129

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         2.26%
Excluding sales charges    3.26

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY                                                                     LEHMAN BROTHERS
                                    MODERATE            MODERATE                                MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                              10226               10312               10365               10731               10129

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2005. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.MAINSTAYfunds.com     251

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
                           3.80%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MAINSTAY                                                                     LEHMAN BROTHERS
                                    MODERATE            MODERATE                                MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                              10380               10312               10365               10731               10129



                                          SINCE
BENCHMARK PERFORMANCE                   INCEPTION
-------------------------------------------------

Moderate Allocation Benchmark(1)          3.12%
S&P 500(R) Index(2)                       3.65
MSCI EAFE(R) Index(3)                     7.31
Lehman Brothers(R) Aggregate Bond
  Index(4)                                1.29

1. The Moderate Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (50% weighted) are represented by the S&P 500(R) Index, international stocks (10% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East--the MSCI EAFE(R) Index--and U.S. bonds (40% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 252   MainStay Moderate Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE ALLOCATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1 through October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    ENDING ACCOUNT                        ENDING ACCOUNT
                                                     VALUE (BASED                          VALUE (BASED
                                    BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                     ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                      VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                          5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,048.85            $2.84            $1,022.25             $2.80
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,044.20            $6.70            $1,018.50             $6.61
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,044.20            $6.70            $1,018.50             $6.61
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,048.55            $1.29            $1,023.75             $1.28
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.55% for Class A, 1.30% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the since-inception period).

                                                   www.MAINSTAYfunds.com     253

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  98.4
Cash and Other Assets (less liabilities)                                          1.6

See Portfolio of Investments on page 258 for specific holdings within these categories.

 254   MainStay Moderate Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

MainStay Moderate Allocation Fund seeks to achieve its investment objective by investing in a variety of other MainStay Funds, known as Underlying Funds. A two-stage asset-allocation process includes deciding how much to invest in broad asset classes and how much to invest in specific Underlying Funds. Normally the Fund invests approximately 60% (within a range of 50% to 70%) of its assets in Underlying Equity Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Fixed-Income Funds. The Fund's fixed-income component may include a money-market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money-market funds, cash, or cash equivalents. The Underlying Funds use a broad array of investment styles; may invest in a wide variety of equity securities, fixed-income securities, or both; and carry different types and degrees of risk. Some Underlying Funds may invest in foreign securities. The Fund uses a proprietary model to determine asset allocations.

The Fund commenced operations on April 4, 2005.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD FROM APRIL 4 THROUGH OCTOBER 31, 2005?

The stock and bond markets generated mixed returns during the reporting period. The major stock-market indexes had negative returns in April and October 2005, but provided positive results for most of the months in between.
Mid-capitalization stocks provided the strongest overall returns, followed by small-caps and then large-cap stocks. In general, international stocks outperformed their U.S. counterparts.

In the wake of continued interest-rate increases by the Federal Open Market Committee, bond-market performance was mixed and generally down for the reporting period. Investment-grade bonds, however, were up slightly and outperformed most other sectors of the bond market--especially high-yield bonds, which were relatively weak from April 4 through October 31, 2005.

The biggest market movements, however, were in commodity prices. Energy markets, in particular, recorded large monthly gains and losses during the reporting period, and at the end of October 2005 were slightly ahead of where they were on April 4, 2005. The price swings were largely driven by sharply rising crude-oil and natural-gas prices and by damage to U.S. oil refineries during a severe hurricane season. The general increase in commodity prices was tempered somewhat by a decline in food-based commodities, such as grains, livestock, and meat. Precious metals saw healthy price increases, while prices declined for many base metals.

The U.S. housing market, which advanced broadly over the past several years, appeared to soften toward the end of the reporting period.

HOW DO YOU DETERMINE HOW TO ALLOCATE THE FUND'S PORTFOLIO AMONG THE UNDERLYING FUNDS?

For the equity portion of MainStay Moderate Allocation Fund, we forecast expected returns for each Underlying Fund in our investable universe by measuring the Underlying Fund on the basis of its holdings in stocks, bonds, or both at a point in time. This forecast is driven by quantitative measures of the companies and securities in which the Underlying Fund invests and by our expectations of general economic factors and trends. The model combines risk and return forecasts for each Underlying Fund and seeks to develop optimal portfolios at risk levels consistent with the Fund's investment objective.

The five-year outperformance of value stocks over growth stocks seemed to have reversed itself during the reporting period. With the market's focus shifting toward growth and the U.S. economy providing fairly strong performance, we favored Underlying Funds that invest primarily in growth stocks. As a hedge against volatility and downside risk in an uncertain market, the Fund showed a preference for larger-cap stocks. Given the strength of the U.S. economy relative to foreign economies, we remained comfortable with a modestly underweighted position in the Fund's allocation to Underlying Funds with international exposure.

We also use quantitative methods to determine the Fund's fixed-income allocation. Since as a category, fixed-income securities seek to provide stability and principal protection, our model emphasizes measures that seek to minimize downside risk under various possible market scenarios. These "stress-tests" indicated that the fixed-income portion of the Fund would be best allocated among four Underlying Fixed-Income Funds in proportions that reflected the Fund's benchmark.

THE DISCLOSURE AND FOOTNOTES ON PAGE 257 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   www.MAINSTAYfunds.com     255

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE REPORTING PERIOD?

In the equity portion of the Fund, the Underlying Fund with the highest total return during the reporting period was MainStay All Cap Growth Fund. The Underlying Fund's performance reflected the skill of the Underlying Fund's portfolio managers and the return to favor of growth-oriented stocks. On the basis of impact, which takes weightings and total returns into consideration, the greatest positive contributor to performance during the reporting period was MainStay Large Cap Growth Fund.


From a total-return perspective, the Fund's worst-performing Underlying Stock Fund was MainStay Small Cap Value Fund. The Underlying Fund's performance reflected the shift in market focus away from value-oriented stocks and a shift in the market's preference from smaller- to larger-capitalization companies. On the basis of impact, which takes weightings and total returns into account, the greatest negative contribution to the equity portion of the Fund during the reporting period came from MainStay International Equity Fund, which underperformed international stocks in general.

In the fixed-income portion of the Fund, the Underlying Fund with the highest total return was MainStay High Yield Corporate Bond Fund. This Underlying Fund was also the greatest positive contributor to the Fund's fixed-income performance because the Underlying Fund outperformed high-yield securities in general during the reporting period. This contribution reflected the skill of the Underlying Fund's portfolio managers and, except during the latter part of the reporting period, credit spreads that remained very tight compared to higher-quality issues.

On the basis of total return, the Fund's worst-performing Underlying Fixed-Income Fund was MainStay Short Term Bond Fund. This was largely because of successive moves by the Federal Reserve to raise short-term interest rates and because long-term rates remained relatively stable. During the reporting period, the greatest negative contributors to the fixed-income portion of the Fund were MainStay Floating Rate Fund and MainStay Indexed Bond Fund.

AS OF OCTOBER 31, 2005, HOW WAS THE FUND ALLOCATED AMONG THE UNDERLYING FUNDS?

The Portfolio of Investments page of this annual report contains a more complete description of the Fund's holdings as of October 31, 2005. The Portfolio of Investments page shows the amount invested in each Underlying Fund and summarizes the Fund's cash position at the end of the reporting period.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON PAGE 257 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 256   MainStay Moderate Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations, the mix of Under-lying MainStay Funds, as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset-class the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Allocation Fund is a "fund of funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. These securities can also be subject to greater price volatility.

- There are additional risks associated with investing in small-cap securities. Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have more limited product lines than larger-capitalization stocks.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- Underlying Floating-Rate Funds are generally considered to have speculative characteristics. These Underlying Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN A MONEY-MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

INFORMATION ABOUT MAINSTAY MODERATE ALLOCATION FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.MAINSTAYfunds.com     257

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                       SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (98.4%)+
---------------------------------------------------------------------------
EQUITY FUNDS (59.6%)
MainStay All Cap Growth Fund (a)                      151,257   $ 3,427,483
MainStay Common Stock Fund (a)(b)                     743,321     9,425,310
MainStay International Equity Fund                    343,328     4,669,257
MainStay Large Cap Growth Fund (a)                    950,131     5,064,195
MainStay MAP Fund                                      48,103     1,707,666
MainStay Mid Cap Growth Fund (a)                       81,315       929,429
MainStay S&P 500 Index Fund                            36,911     1,039,049
MainStay Small Cap
  Opportunity Fund                                     81,458     1,612,054
                                                                -----------
                                                                 27,874,443
                                                                -----------
FIXED INCOME FUNDS (38.8%)
MainStay Floating Rate Fund                           227,861     2,276,329
MainStay High Yield Corporate
  Bond Fund                                           352,939     2,195,281
MainStay Indexed Bond Fund                          1,041,913    11,138,048
MainStay Intermediate Term
  Bond Fund                                           258,440     2,512,040
                                                                -----------
                                                                 18,121,698
                                                                -----------
Total Affiliated Investments
  (Cost $45,836,291) (c)                                 98.4%   45,996,141(d)
Cash and Other Assets,
  Less Liabilities                                        1.6       727,655
                                                    ---------   -----------
Net Assets                                              100.0%  $46,723,796
                                                    =========   ===========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing security.
(b)  The Fund's ownership exceeds 5% of the outstanding shares of the underlying fund.
(c)  The cost for federal income tax purposes is $45,836,881.
(d)  At October 31, 2005 net unrealized appreciation was $159,260 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $498,776 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $339,516.

 258   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in affiliated investment companies,
  at value
  (identified cost $45,836,291)                  $45,996,141
Cash                                                 392,364
Receivables:
  Fund shares sold                                   758,300
  Dividends and interest                              73,705
Unamortized offering costs                            20,271
Other assets                                          17,883
                                                 ------------
    Total assets                                  47,258,664
                                                 ------------
LIABILITIES:
Payables:
  Investment securities purchased                    465,356
  NYLIFE Distributors                                 21,676
  Professional                                        17,546
  Shareholder communication                           11,696
  Manager                                              8,965
  Fund shares redeemed                                 3,931
  Transfer agent                                       2,804
  Custodian                                            1,232
Accrued expenses                                       1,662
                                                 ------------
    Total liabilities                                534,868
                                                 ------------
Net assets                                       $46,723,796
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                        $     2,326
  Class B                                              1,907
  Class C                                                287
  Class I                                                  1
Additional paid-in capital                        46,418,774
Accumulated undistributed net investment income      125,114
Accumulated net realized gain on investments          15,537
Net unrealized appreciation on investments           159,850
                                                 ------------
Net assets                                       $46,723,796
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $24,079,723
                                                 ============
Shares of capital stock outstanding                2,326,423
                                                 ============
Net asset value per share outstanding            $     10.35
Maximum sales charge (5.50% of offering price)          0.60
                                                 ------------
Maximum offering price per share outstanding     $     10.95
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $19,676,070
                                                 ============
Shares of capital stock outstanding                1,906,711
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.32
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $ 2,957,619
                                                 ============
Shares of capital stock outstanding                  286,632
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.32
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $    10,384
                                                 ============
Shares of capital stock outstanding                    1,003
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.35
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 259

STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 4, 2005 THROUGH OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                            $255,284
  Interest                                             1,792
                                                    ---------
    Total income                                     257,076
                                                    ---------
EXPENSES:
  Offering                                            39,581
  Distribution--Class B                               38,540
  Distribution--Class C                                4,180
  Professional                                        19,428
  Distribution/Service--Class A                       17,878
  Service--Class B                                    12,847
  Service--Class C                                     1,393
  Shareholder communication                           12,132
  Registration                                         8,466
  Transfer agent--Classes A, B and C                   6,530
  Custodian                                            4,018
  Directors                                              582
  Miscellaneous                                        1,959
                                                    ---------
    Total expenses before reimbursement              167,534
  Expense reimbursement from Manager                 (54,074)
                                                    ---------
  Net expenses                                       113,460
                                                    ---------
Net investment income                                143,616
                                                    ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from affiliated investment
  company transactions                                15,537
Net unrealized appreciation on investments           159,850
                                                    ---------
Net realized and unrealized gain on investments      175,387
                                                    ---------
Net increase in net assets resulting from
  operations                                        $319,003
                                                    =========

 260   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD APRIL 4, 2005 THROUGH OCTOBER 31, 2005

                                                         2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                            $   143,616
 Net realized gain on investments                      15,537
 Net change in unrealized appreciation on
  investments                                         159,850
                                                  -----------
 Net increase in net assets resulting from
  operations                                          319,003
                                                  -----------

Dividends to shareholders:
 From net investment income:
   Class A                                            (48,100)
   Class B                                             (8,842)
   Class C                                             (1,110)
   Class I                                                (31)
                                                  -----------
  Total dividends to shareholders                     (58,083)
                                                  -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                         25,154,433
   Class B                                         20,068,287
   Class C                                          3,008,034
   Class I                                             10,087
 Net asset value of shares issued to shareholders in
  reinvestment of dividends:
   Class A                                             42,995
   Class B                                              8,663
   Class C                                                855
   Class I                                                 31
                                                  -----------
                                                   48,293,385
                                                  -----------
 Cost of shares redeemed:
   Class A                                         (1,271,773)
   Class B                                           (500,588)
   Class C                                            (58,074)
   Class I                                                (74)
                                                  -----------
                                                   (1,830,509)
    Increase in net assets derived from capital
     share transactions                            46,462,876
                                                  -----------
    Net increase in net assets                     46,723,796

NET ASSETS:
Beginning of period                                        --
                                                  -----------
End of period                                     $46,723,796
                                                  ===========
Accumulated undistributed net investment income
 at end of period                                 $   125,114
                                                  ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 261

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                  CLASS A          CLASS B          CLASS C          CLASS I
                                -----------      -----------      -----------      -----------
                                 APRIL 4,         APRIL 4,         APRIL 4,         APRIL 4,
                                   2005*            2005*            2005*            2005*
                                  THROUGH          THROUGH          THROUGH          THROUGH
                                OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                   2005             2005             2005             2005
Net asset value at beginning
  of period                       $ 10.00          $ 10.00          $10.00           $10.00
                                -----------      -----------      -----------      -----------
Net investment income (a)            0.09             0.04            0.04             0.10
Net realized and unrealized
  gain on investments (b)            0.28             0.29            0.29             0.28
                                -----------      -----------      -----------      -----------
Total from investment
  operations                         0.37             0.33            0.33             0.38
                                -----------      -----------      -----------      -----------
Less dividends:
  From net investment income        (0.02)           (0.01)          (0.01)           (0.03)
                                -----------      -----------      -----------      -----------
Net asset value at end of
  period                          $ 10.35          $ 10.32          $10.32           $10.35
                                ===========      ===========      ===========      ===========
Total investment return (c)          3.73%(d)         3.26%(d)        3.26%(d)         3.80%(d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.42%+           0.67%+          0.67%+           1.72%+
    Net expenses (e)                 0.55%+           1.30%+          1.30%+           0.25%+
    Expenses (before
      reimbursement) (e)             0.97%+           1.72%+          1.72%+           0.67%+
Portfolio turnover rate                 2%               2%              2%               2%
Net assets at end of period
  (in 000's)                      $24,080          $19,676          $2,958           $   10

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to a sales charge.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 262   MainStay Moderate Allocation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY MODERATE GROWTH ALLOCATION FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -1.15%
Excluding sales charges     4.60

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MODERATE            MODERATE                                                 LEHMAN BROTHERS
                                     GROWTH              GROWTH                                 MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                9450                10000               10000               10000               10000
10/31/05                              9885                10377               10365               10731               10129

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         -0.80%
Excluding sales charges     4.20

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MODERATE            MODERATE                                                 LEHMAN BROTHERS
                                     GROWTH              GROWTH                                 MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                               9920               10377               10365               10731               10129

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
With sales charges         3.20%
Excluding sales charges    4.20

(PERFORMANCE GRAPH)                                         (With sales charges)

                                    MODERATE            MODERATE                                                 LEHMAN BROTHERS
                                     GROWTH              GROWTH                                 MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                              10320               10377               10365               10731               10129

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Manager has contractually agreed to limit the Fund's total fund operating expenses through October 31, 2005. There is no guarantee that the contractual waiver will continue after that date.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                   www.MAINSTAYfunds.com     263

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                           SINCE
AVERAGE ANNUAL           INCEPTION
TOTAL RETURNS            (4/4/05)
----------------------------------
                           4.70%

(PERFORMANCE GRAPH)

                                    MODERATE            MODERATE                                                 LEHMAN BROTHERS
                                     GROWTH              GROWTH                                 MSCI EAFE        AGGREGATE BOND
                                 ALLOCATION FUND    ALLOCATION INDEX      S&P 500 INDEX           INDEX               INDEX
                                 ---------------    ----------------      -------------         ---------        ---------------
4/4/05                                10000               10000               10000               10000               10000
10/31/05                              10470               10377               10365               10731               10129



                                          SINCE
BENCHMARK PERFORMANCE                   INCEPTION
-------------------------------------------------

Moderate Growth Allocation
  Benchmark(1)                            3.77%
S&P 500(R) Index(2)                       3.65
MSCI EAFE(R) Index(3)                     7.31
Lehman Brothers(R) Aggregate Bond
  Index(4)                                1.29

1. The Moderate Growth Allocation Benchmark was built using different weightings from three well-known indices that represent three asset classes. U.S. stocks (65% weighted) are represented by the S&P 500(R) Index, international stocks (15% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--and U.S. bonds (20% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index. Results for all indices assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or benchmark.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 264   MainStay Moderate Growth Allocation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MODERATE GROWTH ALLOCATION
FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    ENDING ACCOUNT                        ENDING ACCOUNT
                                                     VALUE (BASED                          VALUE (BASED
                                    BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                     ACCOUNT         RETURNS AND           PAID           5% ANNUALIZED           PAID
                                      VALUE           EXPENSES)           DURING            RETURN AND           DURING
SHARE CLASS                          5/1/05            10/31/05          PERIOD(1)       ACTUAL EXPENSES)       PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,065.20            $2.92            $1,022.20             $2.85
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,061.35            $6.81            $1,018.45             $6.66
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,061.35            $6.81            $1,018.45             $6.66
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,066.25            $1.30            $1,023.75             $1.28
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.56% for Class A, 1.31% for Class B and Class C, and 0.25% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the since-inception period).

                                                   www.MAINSTAYfunds.com     265

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  98.5
Cash and Other Assets (less liabilities)                                          1.5

See Portfolio of Investments on page 270 for specific holdings within these categories.

 266   MainStay Moderate Growth Allocation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Devon McCormick, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

MainStay Moderate Growth Allocation Fund seeks to achieve its investment objective by investing in a variety of other MainStay Funds, known as Underlying Funds. A two-stage asset-allocation process includes deciding how much to invest in broad asset classes and how much to invest in specific Underlying Funds. Normally the Fund invests approximately 80% (within a range of 70% to 90%) of its assets in Underlying Equity Funds and approximately 20% (within a range of 10% to 30%) of its assets in Underlying Fixed-Income Funds. The Fund's fixed-income component may include a money-market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money-market funds, cash, or cash equivalents. The Underlying Funds use a broad array of investment styles; may invest in a wide variety of equity securities, fixed-income securities, or both; and carry different types and degrees of risk. Some Underlying Funds may invest in foreign securities. The Fund uses a proprietary model to determine asset allocations.

The Fund commenced operations on April 4, 2005.

WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD FROM APRIL 4 THROUGH OCTOBER 31, 2005?

The stock and bond markets generated mixed returns during the reporting period. The major stock-market indexes had negative returns in April and October 2005, but provided positive results for most of the months in between.
Mid-capitalization stocks provided the strongest overall returns, followed by small-caps and then large-cap stocks. In general, international stocks outperformed their U.S. counterparts.

In the wake of continued interest-rate increases by the Federal Open Market Committee, bond-market performance was mixed and generally down for the reporting period. Investment-grade bonds, however, were up slightly and outperformed most other sectors of the bond market--especially high-yield bonds, which were relatively weak from April 4 through October 31, 2005.

The biggest market movements, however, were in commodity prices. Energy markets, in particular, recorded large monthly gains and losses during the reporting period, and at the end of October 2005 were slightly ahead of where they were on April 4, 2005. The price swings were largely driven by sharply rising crude-oil and natural-gas prices and by damage to U.S. oil refineries during a severe hurricane season. The general increase in commodity prices was tempered somewhat by a decline in food-based commodities, such as grains, livestock, and meat. Precious metals saw healthy price increases, while prices declined for many base metals.

The U.S. housing market, which advanced broadly over the past several years, appeared to soften toward the end of the reporting period.

HOW DO YOU DETERMINE HOW TO ALLOCATE THE FUND'S PORTFOLIO AMONG THE UNDERLYING FUNDS?

For the equity portion of MainStay Moderate Growth Allocation Fund, we forecast expected returns for each Underlying Fund in our investable universe by measuring the Underlying Fund on the basis of its holdings in stocks, bonds, or both at a point in time. This forecast is driven by quantitative measures of the companies and securities in which the Underlying Fund invests and by our expectations of general economic factors and trends. The model combines risk and return forecasts for each Underlying Fund and seeks to develop optimal portfolios at risk levels consistent with the Fund's investment objective.

The five-year outperformance of value stocks over growth stocks seemed to have reversed itself during the reporting period. With the market's focus shifting toward growth and the U.S. economy providing fairly strong performance, we favored Underlying Funds that invest primarily in growth stocks. As a hedge against volatility and downside risk in an uncertain market, the Fund showed a preference for larger-cap stocks. Given the strength of the U.S. economy relative to foreign economies, we remained comfortable with a modestly underweighted position in the Fund's allocation to Underlying Funds with international exposure.

We also use quantitative methods to determine the Fund's fixed-income allocation. Since as a category, fixed-income securities seek to provide stability and principal protection, our model emphasizes measures that seek to minimize downside risk under various possible market scenarios. These "stress-tests" indicated that the fixed-income portion of the Fund would be best allocated among four Underlying Fixed-Income Funds in proportions that reflected the Fund's benchmark.

THE DISCLOSURE AND FOOTNOTES ON PAGE 269 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

                                                   www.MAINSTAYfunds.com     267

HOW DID THE UNDERLYING FUNDS PERFORM DURING THE REPORTING PERIOD?

In the equity portion of the Fund, the Underlying Fund with the highest total return during the reporting period was MainStay All Cap Growth Fund. The Underlying Fund's performance reflected the skill of the Underlying Fund's portfolio managers and the return to favor of growth-oriented stocks. On the basis of impact, which takes weightings and total returns into consideration, the greatest positive contributor to performance during the reporting period was MainStay Large Cap Growth Fund.

From a total-return perspective, the Fund's worst performing Underlying Stock Fund was MainStay Small Cap Value Fund. The Underlying Fund's performance reflected the shift in market focus away from value-oriented stocks and a shift in the market's preference from smaller- to larger-capitalization companies. On the basis of impact, which takes weightings and total returns into account, the greatest negative contribution to the equity portion of the Fund during the reporting period came from MainStay International Equity Fund, which underperformed international stocks in general.

In the fixed-income portion of the Fund, the Underlying Fund with the highest total return was MainStay High Yield Corporate Bond Fund. This Underlying Fund was also the greatest positive contributor to the Fund's fixed-income performance because the Underlying Fund outperformed high-yield securities in general during the reporting period. This contribution reflected the skill of the Underlying Fund's portfolio managers and, except during the latter part of the reporting period, credit spreads that remained very tight compared to higher-quality issues.

On the basis of total return, the Fund's worst-performing Underlying Fixed-Income Fund was MainStay Short-Term Bond Fund. This was largely because of successive moves by the Federal Reserve to raise short-term interest rates and because long-term rates remained relatively stable. During the reporting period, the greatest negative contribution to the fixed-income portion of the Fund came from MainStay Floating Rate Fund.

AS OF OCTOBER 31, 2005, HOW WAS THE FUND ALLOCATED AMONG THE UNDERLYING FUNDS?

The Portfolio of Investments page of this annual report contains a more complete description of the Fund's holdings as of October 31, 2005. The Portfolio of Investments page shows the amount invested in each Underlying Fund and summarizes the Fund's cash position at the end of the reporting period.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

THE DISCLOSURE AND FOOTNOTES ON PAGE 269 ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

 268   MainStay Moderate Growth Allocation Fund

The Fund's performance depends on the advisor's skill in determining the asset-class allocations, the mix of Underlying MainStay Funds, as well as the performance of these Underlying Funds. The Underlying Funds' performance may be lower than the performance of the asset-class the Underlying Funds were selected to represent. The Fund is indirectly subject to the investment risks of each Underlying Fund held. Principal risks of the Underlying Funds are described below.

MainStay Moderate Growth Allocation Fund is a "fund-of-funds" that invests in other MainStay Funds. The cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, clients will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount, and character of distributions to the client and may increase taxes payable by the client.

The Fund may invest more than 25% of its assets in one Underlying Fund, which may significantly affect the net asset value of the Fund.

- Stocks and bonds can decline because of adverse issuer, market, regulatory, or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

- High-yield securities carry higher risks, and some of the Underlying Funds' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. These securities can also be subject to greater price volatility.

- There are additional risks associated with investing in small-cap securities. Stocks of small companies may be subject to higher price volatility, significantly lower trading volume, and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have more limited product lines than larger-capitalization stocks.

- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Underlying Funds' portfolios will generally rise.

- Underlying Floating-Rate Funds are generally considered to have speculative characteristics. These Underlying Funds may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity.

- AN INVESTMENT IN A MONEY-MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING FUND SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY.

Before making an investment in the Fund, you should consider all the risks associated with it.

INFORMATION ABOUT MAINSTAY MODERATE GROWTH ALLOCATION FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.MAINSTAYfunds.com     269

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                       SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (98.5%)+
---------------------------------------------------------------------------
EQUITY FUNDS (79.7%)
MainStay All Cap Growth Fund (a)                      210,976   $ 4,780,724
MainStay Common Stock Fund (a)                        788,477     9,997,890
MainStay International Equity Fund                    443,598     6,032,938
MainStay Large Cap Growth Fund (a)                  1,306,408     6,963,157
MainStay MAP Fund                                      58,822     2,088,178
MainStay Mid Cap Growth Fund (a)                      142,842     1,632,679
MainStay S&P 500 Index Fund                            41,082     1,156,464
MainStay Small Cap Opportunity Fund                    98,256     1,944,496
                                                                -----------
                                                                 34,596,526
                                                                -----------
FIXED INCOME FUNDS (18.8%)
MainStay Floating Rate Fund                           204,800     2,045,955
MainStay High Yield Corporate
  Bond Fund                                           325,559     2,024,977
MainStay Indexed Bond Fund                            322,765     3,450,357
MainStay Intermediate Term
  Bond Fund                                            67,965       660,620
                                                                -----------
                                                                  8,181,909
                                                                -----------
Total Affiliated Investments
  (Cost $42,359,416) (b)                                 98.5%   42,778,435(c)
Cash and Other Assets,
  Less Liabilities                                        1.5       649,104
                                                    ---------   -----------
Net Assets                                              100.0%  $43,427,539
                                                    =========   ===========

+    Percentages indicated are based on Fund net assets.
(a)  Non-income producing security.
(b)  The cost stated also represents the aggregate cost for federal income tax purposes.
(c)  At October 31, 2005 net unrealized appreciation was $419,019 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $567,142 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $148,123.

 270   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in affiliated investment companies,
  at value
  (identified cost $42,359,416)                  $42,778,435
Cash                                                 262,811
Receivables:
  Fund shares sold                                   687,942
  Dividends and interest                              36,540
Unamortized offering costs                            20,271
Other assets                                           8,830
                                                 ------------
    Total assets                                  43,794,829
                                                 ------------
LIABILITIES:
Payables:
  Investment securities purchased                    298,694
  NYLIFE Distributors                                 19,953
  Professional                                        17,374
  Shareholder communication                           11,579
  Manager                                              9,484
  Fund shares redeemed                                 4,562
  Transfer agent                                       2,804
  Custodian                                            1,218
Accrued expenses                                       1,622
                                                 ------------
    Total liabilities                                367,290
                                                 ------------
Net assets                                       $43,427,539
                                                 ============

COMPOSITION OF NET ASSETS:
Capital stock (par value of $.001 per share)
  1 billion shares authorized:
  Class A                                        $     2,162
  Class B                                              1,675
  Class C                                                321
  Class I                                                  1
Additional paid-in capital                        42,929,949
Accumulated undistributed net investment income       56,775
Accumulated net realized gain on investments          17,637
Net unrealized appreciation on investments           419,019
                                                 ------------
Net assets                                       $43,427,539
                                                 ============
CLASS A
Net assets applicable to outstanding shares      $22,616,616
                                                 ============
Shares of capital stock outstanding                2,161,513
                                                 ============
Net asset value per share outstanding            $     10.46
Maximum sales charge (5.50% of offering price)          0.61
                                                 ------------
Maximum offering price per share outstanding     $     11.07
                                                 ============
CLASS B
Net assets applicable to outstanding shares      $17,453,167
                                                 ============
Shares of capital stock outstanding                1,675,254
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.42
                                                 ============
CLASS C
Net assets applicable to outstanding shares      $ 3,347,282
                                                 ============
Shares of capital stock outstanding                  321,283
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.42
                                                 ============
CLASS I
Net assets applicable to outstanding shares      $    10,474
                                                 ============
Shares of capital stock outstanding                    1,000
                                                 ============
Net asset value and offering price per share
  outstanding                                    $     10.47
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 271

STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 4, 2005 THROUGH OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                            $117,202
  Interest                                             1,815
                                                    ---------
    Total income                                     119,017
                                                    ---------
EXPENSES:
  Offering                                            39,581
  Distribution--Class B                               33,050
  Distribution--Class C                                5,538
  Professional                                        19,208
  Distribution/Service--Class A                       15,513
  Service--Class B                                    11,017
  Service--Class C                                     1,846
  Shareholder communication                           12,048
  Registration                                         7,586
  Transfer agent--Classes A, B and C                   6,531
  Custodian                                            3,744
  Directors                                              486
  Miscellaneous                                        1,943
                                                    ---------
    Total expenses before reimbursement              158,091
  Expense reimbursement from Manager                 (56,268)
                                                    ---------
  Net expenses                                       101,823
                                                    ---------
Net investment income                                 17,194
                                                    ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on affiliated investment company
  transactions                                        17,637
Net unrealized appreciation on investments           419,019
                                                    ---------
Net realized and unrealized gain on investments      436,656
                                                    ---------
Net increase in net assets resulting from
  operations                                        $453,850
                                                    =========

 272   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD APRIL 4, 2005 THROUGH OCTOBER 31, 2005

                                                         2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                            $    17,194
 Net realized gain on investments                      17,637
 Net change in unrealized appreciation on
  investments                                         419,019
                                                  -----------
 Net increase in net assets resulting from
  operations                                          453,850
                                                  -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                         22,822,836
   Class B                                         17,556,999
   Class C                                          3,379,583
   Class I                                             10,087
                                                  -----------
                                                   43,769,505
 Cost of shares redeemed:
   Class A                                           (498,588)
   Class B                                           (240,874)
   Class C                                            (56,281)
   Class I                                                (73)
                                                  -----------
                                                     (795,816)
    Increase in net assets derived from capital
     share transactions                            42,973,689
                                                  -----------
    Net increase in net assets                     43,427,539

NET ASSETS:
Beginning of period                                        --
                                                  -----------
End of period                                     $43,427,539
                                                  ===========
Accumulated undistributed net investment income
 at end of period                                 $    56,775
                                                  ===========

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements. www.MAINSTAYfunds.com 273

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         CLASS A          CLASS B          CLASS C          CLASS I
                                                       -----------      -----------      -----------      -----------
                                                        APRIL 4,         APRIL 4,         APRIL 4,         APRIL 4,
                                                          2005*            2005*            2005*            2005*
                                                         THROUGH          THROUGH          THROUGH          THROUGH
                                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                          2005             2005             2005             2005
Net asset value at beginning of period                   $ 10.00          $ 10.00          $10.00           $10.00
                                                       -----------      -----------      -----------      -----------
Net investment income (a)                                   0.03            (0.01)          (0.01)            0.04
Net realized and unrealized gain on investments (b)         0.43             0.43            0.43             0.43
                                                       -----------      -----------      -----------      -----------
Total from investment operations                            0.46             0.42            0.42             0.47
                                                       -----------      -----------      -----------      -----------
Net asset value at end of period                         $ 10.46          $ 10.42          $10.42           $10.47
                                                       ===========      ===========      ===========      ===========
Total investment return (c)                                 4.60%(d)         4.20%(d)        4.20%(d)         4.70%(d)
Ratios (to average net assets)/Supplemental Data:
    Net investment income                                   0.48%+          (0.27%)+        (0.27%)+          0.79%+
    Net expenses (e)                                        0.56%+           1.31%+          1.31% +          0.25%+
    Expenses (before reimbursement) (e)                     1.05%+           1.80%+          1.80% +          0.74%+
Portfolio turnover rate                                        2%               2%              2%               2%
Net assets at end of period (in 000's)                   $22,617          $17,453          $3,347           $   10

*    Commencement of operations.
+    Annualized.
(a)  Per share data based on average outstanding shares during the period.
(b)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

 274   MainStay Moderate Growth Allocation Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, was established on July 30, 1986. The Company and the Trust (collectively the "Funds") are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and eighteen separate investment portfolios (collectively, referred as the "Funds" and individually, referred to as a "Fund") are offered. These notes relate only to the Funds listed below.

The Funds commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       FUNDS (THE COMPANY)
January 2, 1991     All Cap Growth, All Cap Value, S&P 500
                    Index, Cash Reserves, Indexed Bond,
                    Intermediate Term Bond, Short Term
                    Bond and Asset Manager Funds
----------------------------------------------------------
May 3, 2004         Floating Rate Fund
----------------------------------------------------------
April 4, 2005       Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Funds
----------------------------------------------------------

COMMENCEMENT
OF OPERATIONS       FUNDS (THE TRUST)
January 12, 1987    Small Cap Opportunity Fund
----------------------------------------------------------
May 1, 1989         Balanced Fund
----------------------------------------------------------
December 27, 1994   Mid Cap Opportunity Fund
----------------------------------------------------------

Each Fund offers one or more of the following six classes of shares as indicated: Class A, Class B, Class C, Class I, Class R1 and Class R2 shares. The Cash Reserves Fund also offers another class of shares, the Sweep Shares Class.

FUNDS                          CLASSES OFFERED
 Balanced Fund                 Class A, Class B, Class C,
                               Class I, Class R1 and Class
                               R2 shares
-----------------------------------------------------------
 All Cap Growth, All Cap       Class A, Class B, Class C
Value, Mid Cap Opportunity,    and Class I shares
Small Cap Opportunity,
Floating Rate, Intermediate
Term Bond, Asset Manager,
Conservative Allocation,
Growth Allocation, Moderate
Allocation, and Moderate
Growth Allocation Funds
-----------------------------------------------------------
 S&P 500 Index, Indexed Bond   Class A and Class I shares
and Short Term Bond Funds
-----------------------------------------------------------
 Cash Reserves Fund            Class I and Sweep Shares
                               Class shares
-----------------------------------------------------------

Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within up to six years of purchase of Class B shares (four years for Floating Rate) and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. The Class I, Class R1 and Class R2 shares and the Sweep Shares Class are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge. Distribution of Class A, Class B, Class C, Class R1 and Class R2 shares each commenced on January 2, 2004, except with respect to the Class L shares of Mid Cap Opportunity Fund, Small Cap Opportunity Fund, Asset Manager Fund and Balanced Fund, the L Class shares of which commenced operations on December 30, 2002 and were redesignated as the Class C shares on January 1, 2004. Each Fund's No-Load Class shares were redesignated as the Class I shares on January 1, 2004. Each Fund's (except the Floating Rate, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds, which were not in existence) Service Class shares ceased operations on January 9, 2004.

Each class of shares has similar voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution fee rates. Class A, Class B, Class C and Class R2 shares and the Sweep Shares Class each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Class R1 and R2 shares and the Sweep Shares Class each bear service fee payments under shareholder service plans.

The investment objective for each of the Funds is as follows:

The ALL CAP GROWTH FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The ALL CAP VALUE FUND seeks maximum long-term total return from a combination of capital growth and income.

The MID CAP OPPORTUNITY FUND seeks high total return.

The S&P 500 INDEX FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

The SMALL CAP OPPORTUNITY FUND seeks high total return.

                                                   www.MAINSTAYfunds.com     275

The CASH RESERVES FUND seeks a high level of current income while preserving capital and maintaining liquidity.

The FLOATING RATE FUND seeks to provide high current income.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the BIG Index.

The INTERMEDIATE TERM BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

The BALANCED FUND seeks high total return.

The CONSERVATIVE ALLOCATION FUND seeks current income and, secondarily, long-term growth of capital.

The GROWTH ALLOCATION FUND seeks long-term growth of capital.

The MODERATE ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The MODERATE GROWTH ALLOCATION FUND seeks long-term growth of capital and, secondarily, current income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds (collectively the "Asset Allocation Funds") operate as "fund-of funds". The Asset Allocation Funds may invest in other Funds of the Company and/or Trust as well as funds of The MainStay Funds Trust, a Massachusetts business for which NYLIM also serves as manager ("underlying funds").

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry or region.

The Funds also invest in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal proceedings across borders. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, as long as such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Investments in Underlying Funds are valued at their net asset value at the close of business each day. Loans are valued at the average of bid quotations obtained from a pricing service. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. In determining the Funds' daily NAV ("Net Asset Value") short-term debt instruments acquired with more than 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Short-term debt instruments maturing 60 days or less are valued at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act, securities of Cash Reserves Fund are valued at their amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Funds' Board of Trustees/Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At October 31, 2005, the Balanced Fund held securities with a value of $7,050 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Funds' NAVs are calculated. These events may include, but are not

 276   MainStay Funds
limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to the shareholders of each Fund within the allowable time limits. By so doing, the Funds will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Reserves and Floating Rate Funds, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Indexed Bond, Intermediate Term Bond and Short Term Bond Funds, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Balanced, Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Funds, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as dividends, substantially all of its net investment income at least once a year, as distributions, and net realized capital gains no more than once a year. Effective January 2, 2006, Asset Manager Fund (which will change its name to Income Manager Fund) will declare and pay dividends quarterly. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets at October 31, 2005 are not affected.

                                                    ACCUMULATED
                                   ACCUMULATED    UNDISTRIBUTED
                                 UNDISTRIBUTED     NET REALIZED    ADDITIONAL
                                NET INVESTMENT   GAIN (LOSS) ON       PAID-IN
                                 INCOME (LOSS)      INVESTMENTS       CAPITAL
All Cap Growth Fund             $    1,147,966   $           --   $(1,147,966)
-----------------------------------------------------------------------------
Mid Cap Opportunity Fund               160,429         (160,430)            1
-----------------------------------------------------------------------------
S&P 500 Index Fund                      (2,805)           2,803             2
-----------------------------------------------------------------------------
Small Cap Opportunity Fund             887,774         (989,319)      101,545
-----------------------------------------------------------------------------
Floating Rate Fund                     (16,137)              --        16,137
-----------------------------------------------------------------------------
Indexed Bond Fund                      390,509         (390,509)           --
-----------------------------------------------------------------------------
Intermediate Term Bond Fund             64,918          (64,918)           --
-----------------------------------------------------------------------------
Short Term Bond Fund                    13,579          178,565      (192,144)
-----------------------------------------------------------------------------
Asset Manager Fund                     150,102         (150,108)            6
-----------------------------------------------------------------------------
Balanced Fund                       (3,611,020)       3,393,177       217,843
-----------------------------------------------------------------------------
Conservative Allocation Fund            39,581               --       (39,581)
-----------------------------------------------------------------------------
Growth Allocation Fund                  51,251          (11,670)      (39,581)
-----------------------------------------------------------------------------
Moderate Allocation Fund                39,581               --       (39,581)
-----------------------------------------------------------------------------
Moderate Growth Allocation
  Fund                                  39,581               --       (39,581)
-----------------------------------------------------------------------------

The reclassifications for the Funds are primarily due to paydown gain (loss), real estate investment trusts gain (loss), acquisition adjustments, foreign currency gain (loss), reclassifications of distributions, the expiration of capital loss carryforwards, premium amortization adjustments, excise tax payments and net operating losses.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Dividends and distributions received by the Asset Allocation Funds from the underlying funds are recorded on the ex-dividend date.

                                                   www.MAINSTAYfunds.com     277

Discounts and premiums on securities, other than short-term securities, purchased for the Funds are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses with respect to the Funds are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and incurred under the Shareholder Services Plans and the Distribution Plans) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown on each Fund's Statement of Operations.

In addition, each Asset Allocation Fund bears a pro rata share of the fees and expenses of the underlying funds in which they invest. Because the underlying funds have varied expense and fee levels and the Asset Allocation Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Fund will vary.

(F) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted, and unrealized appreciation and depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Funds, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Funds may purchase call and put options on their portfolio securities. A Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. A Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (see Note 7).

(H) LOAN COMMITMENTS. The Floating Rate Fund makes loans and loan assignments ("loans"), which are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR). The loans made by the Fund are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to sale.

The Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and

 278   MainStay Funds
delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts (see Note 6).

(I) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Funds may enter into foreign currency forward contracts which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. A Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (see Note 7).

(J) FUTURES CONTRACTS. Certain Funds may enter into futures contracts which are agreements to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks. Futures contracts are used for hedging purposes or to seek to enhance returns (see Note
5).

(K) REPURCHASE AGREEMENTS. When a Fund invests in Repurchase Agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:


(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a

                                                   www.MAINSTAYfunds.com     279
counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income a Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Funds receive compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds. (See Note 7).

(O) RESTRICTED SECURITIES. Under certain conditions the Funds may purchase restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense and prompt sale at an acceptable price may be difficult. (See Note 7).

(P) REDEMPTION FEE. The Floating Rate Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of the Fund's shares made within 60 days of their date of purchase. The redemption fee is designed to offset brokerage commissions and other costs to the Fund associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts, redemptions effected through the Systematic Withdrawal/ Exchange Plan or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also as part of additional paid-in capital on the Statement of Assets and Liabilities. The redemption fees paid to the Floating Rate Fund for the year ended October 31, 2005 totaled $28,546.

(Q) OFFERING COSTS. Costs incurred by a Fund in connection with the commencement of the Funds operations are being amortized on a strait line basis over twelve months.

(R) INDEMNIFICATIONS. In the normal course of business the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the All Cap Growth, All Cap Value, Intermediate Term Bond and Short Term Bond Funds pursuant to a Sub-Advisory Agreement with the Manager.

Each Fund is contractually obligated to pay the Manager a monthly fee for the services performed and facilities

 280   MainStay Funds
furnished at an annual rate of average daily net assets of that Fund as follows:

All Cap Growth Fund                                     .85%
--------------------------------------------------------------
All Cap Value Fund                                      .85%
--------------------------------------------------------------
Mid Cap Opportunity Fund                                .90%
--------------------------------------------------------------
S&P 500 Index Fund(1)                                   .25%
--------------------------------------------------------------
Small Cap Opportunity Fund                             1.00%
--------------------------------------------------------------
Cash Reserves Fund(2)                                   .45%
--------------------------------------------------------------
Floating Rate Fund                                      .60%
--------------------------------------------------------------
Indexed Bond Fund(3)                                    .35%
--------------------------------------------------------------
Intermediate Term Bond Fund(4)                          .60%
--------------------------------------------------------------
Short Term Bond Fund                                    .60%
--------------------------------------------------------------
Asset Manager Fund                                      .65%
--------------------------------------------------------------
Balanced Fund(5)                                        .75%
--------------------------------------------------------------
Conservative Allocation Fund                            .00%
--------------------------------------------------------------
Growth Allocation Fund                                  .00%
--------------------------------------------------------------
Moderate Allocation Fund                                .00%
--------------------------------------------------------------
Moderate Growth Allocation Fund                         .00%
--------------------------------------------------------------

1. .25% on assets to $1 billion; .225% on next $2 billion; .20% on remainder of assets. Prior to May 15, 2005, the Manager was paid .50%.
2. .45% on assets to $500 million; .40% on remainder of assets. Prior to May 15, 2005, the Manager was paid .50%.
3. The manager has contractually agreed to reduce the fee from 0.50% as follows:
   .35% on assets to $1 billion; .30% on remainder of assets. Prior to May 15, 2005, the Manager had contractually agreed to reduce its fee to .40% from .50%. In connection with these waivers, the Manager waived $366,337 of its fee.
4. Prior to May 15, 2005, the Manager was paid .75%.
5. Effective May 15, 2005, .75% on assets to $1 billion; .73% on remainder of assets.

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of the Company's Funds as follows:

All Cap Growth Fund                                     .25%
--------------------------------------------------------------
All Cap Value Fund                                      .25%
--------------------------------------------------------------
Intermediate Term Bond Fund                             .20%
--------------------------------------------------------------
Short Term Bond Fund                                    .15%
--------------------------------------------------------------

The Manager entered into a written expense limitation agreement to waive a portion of a Fund's management fee or reimburse a Fund so that each Fund's Class I total ordinary expenses (excluding service fees and distribution fees) on an annualized basis do not exceed the indicated percentages for its Class I shares. An equivalent reduction will apply to Class A, Class B, Class C, Class R1 and Class R2 shares as well as Sweep Class shares for the Cash Reserves Fund. These expense limitations may be modified or terminated only with the approval of the Board of Directors/Trustees. Prior to May 15, 2005, all expense limitations were voluntary (except for the S&P 500 Index Fund) and could have been revised or terminated at any time.

All Cap Growth Fund                                     .93%
--------------------------------------------------------------
All Cap Value Fund                                      .94%
--------------------------------------------------------------
Mid Cap Opportunity Fund                               1.04%
--------------------------------------------------------------
S&P 500 Index Fund                                      .30%
--------------------------------------------------------------
Small Cap Opportunity Fund                             1.19%
--------------------------------------------------------------
Cash Reserves Fund                                      .50%
--------------------------------------------------------------
Floating Rate Fund                                      .90%
--------------------------------------------------------------
Indexed Bond Fund                                       .43%*
--------------------------------------------------------------
Intermediate Term Bond Fund                             .70%*
--------------------------------------------------------------
Short Term Bond Fund                                    .60%
--------------------------------------------------------------
Asset Manager Fund                                      .94%*
--------------------------------------------------------------
Balanced Fund                                           .94%
--------------------------------------------------------------

* Prior to May 15, 2005, the expense limitations were .50%, .75% and .83% for Indexed Bond Fund, Intermediate Term Bond Fund and Asset Manager Fund, respectively.

The Manager, until October 31, 2005, has also contractually agreed to assume a portion of a Fund's operating expenses for the following Funds so that each Fund's Class I total ordinary expenses (excluding service fees and distribution fees) on an annualized basis do not exceed the indicated percentages for its Class I shares. An equivalent reduction will apply to Class A, Class B and Class C shares:

Conservative Allocation Fund                            .25%
--------------------------------------------------------------
Growth Allocation Fund                                  .25%
--------------------------------------------------------------
Moderate Allocation Fund                                .25%
--------------------------------------------------------------
Moderate Growth Allocation Fund                         .25%
--------------------------------------------------------------

For the year ended October 31, 2005 the accrual amounts for the contractual and expense limitations described above are as follows:

All Cap Growth Fund                               $  123,402
-------------------------------------------------------------
All Cap Value Fund                                   156,248
-------------------------------------------------------------
Mid Cap Opportunity Fund                             178,665
-------------------------------------------------------------
S&P 500 Index Fund                                 2,020,606
-------------------------------------------------------------
Cash Reserves Fund                                   431,544
-------------------------------------------------------------
Indexed Bond Fund                                    528,248
-------------------------------------------------------------
Intermediate Term Bond Fund                          205,171
-------------------------------------------------------------
Short Term Bond Fund                                 164,075
-------------------------------------------------------------
Asset Manager Fund                                   288,200
-------------------------------------------------------------
Balanced Fund                                          2,296
-------------------------------------------------------------
Conservative Allocation Fund                          64,895
-------------------------------------------------------------
Growth Allocation Fund                                67,081
-------------------------------------------------------------
Moderate Allocation Fund                              54,074
-------------------------------------------------------------
Moderate Growth Allocation Fund                       56,268
-------------------------------------------------------------

                                                   www.MAINSTAYfunds.com     281

It was not necessary for the Manager to reimburse the Small Cap Opportunity or the Floating Rate Funds for expenses for the year ended October 31, 2005.

Effective May 15, 2005, the Manager has also entered into a written expense limitation agreement, under which it agreed to reimburse the transfer agent expense of Class A, B and C shares of the following Funds so that total ordinary operating expenses of each Fund's Class A shares (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio securities) do not exceed the following annualized percentages. The Manager will apply an equivalent reimbursement, in an equal amount of basis points, to each Fund's Class B and C shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors/Trustees.

Mid Cap Opportunity Fund                               1.35%
--------------------------------------------------------------
Small Cap Opportunity Fund                             1.70%
--------------------------------------------------------------
Intermediate Term Bond Fund                            1.10%
--------------------------------------------------------------
Short Term Bond Fund                                    .90%
--------------------------------------------------------------

For the year ended October 31, 2005 NYLIM reimbursed the Funds' as follows pursuant to these expense limitations:

Mid Cap Opportunity Fund                             $28,014
-------------------------------------------------------------
Intermediate Term Bond Fund                           25,051
-------------------------------------------------------------
Short Term Bond Fund                                   7,001
-------------------------------------------------------------

It was not necessary for the Manager to reimburse the Small Cap Opportunity Fund for transfer agent expenses for the year ended October 31, 2005.

Under these expense limitations, the Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund (except for the Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund, and Moderate Growth Allocation Fund) if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

The amount of recoupment available at October 31, 2005 was as follows:

                                                    AVAILABLE
                                         AMOUNT      THROUGH
All Cap Growth Fund                     $ 27,750    10/31/2008
--------------------------------------------------------------
All Cap Value Fund                        34,914    10/31/2008
--------------------------------------------------------------
Mid Cap Opportunity Fund                 128,658    10/31/2008
--------------------------------------------------------------
S&P 500 Index Fund                        13,575    10/31/2008
--------------------------------------------------------------
Cash Reserves Fund                       164,717    10/31/2008
--------------------------------------------------------------
Indexed Bond Fund                         89,759    10/31/2008
--------------------------------------------------------------
Intermediate Term Bond Fund               39,854    10/31/2008
--------------------------------------------------------------
Short-Term Bond Fund                      76,647    10/31/2008
--------------------------------------------------------------
Asset Manager Fund                         1,664    10/31/2008
--------------------------------------------------------------

The Small Cap Opportunity, Floating Rate and Balanced Funds had no amount available for recoupment at October 31, 2005.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Funds' distributor and principal underwriter to the Funds. The Company and the Trust, on behalf of the Funds, each has a Distribution Agreement with the Distributor. The Funds, with respect to Class A, Class B, Class C and Class R2 shares as well as the Sweep Shares Class shares of the Cash Reserves Fund, have adopted distribution and service plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plans provide that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

Pursuant to the Class A Plan and Class R2 Plan, the Distributor receives a monthly fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, respectively, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, each applicable Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, for distribution activities as designated by the Distributor, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, respectively. The Class B and Class C Plans provide that the Class B and Class C shares of the Funds also incur a monthly fee, which is an expense of the Class B and Class C shares of the Funds for service activities as designated by the Distributor, at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Funds, respectively. Pursuant to the Sweep Shares Class Plan for the Cash Reserves Fund, the Distributor, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, or any other broker-dealer or other financial institution, is entitled to receive a monthly fee, which is an expense of the Sweep Shares Class Plan of the Cash Reserves Fund for distribution or service activities as designated by the Distributor, at an annual rate of 0.25% of the average daily net assets of the Cash Reserves Fund's Sweep Shares Class for account sweep and other distribution-related and shareholder services.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares and the Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares and the Sweep Shares Class shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at

 282   MainStay Funds
an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and R2 shares and at an annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares Class shares of the Cash Reserves Fund.

(C) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,166,845 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $193,617, $360,456 and $207,182, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Funds, for the year ended October 31, 2005, were as follows:

All Cap Growth Fund                               $  177,808
-------------------------------------------------------------
All Cap Value Fund                                   191,700
-------------------------------------------------------------
Mid Cap Opportunity Fund                             260,758
-------------------------------------------------------------
S&P 500 Index Fund                                   603,086
-------------------------------------------------------------
Small Cap Opportunity Fund                           569,569
-------------------------------------------------------------
Cash Reserves Fund                                    48,371
-------------------------------------------------------------
Floating Rate Fund                                   406,464
-------------------------------------------------------------
Indexed Bond Fund                                     87,323
-------------------------------------------------------------
Intermediate Term Bond Fund                           87,053
-------------------------------------------------------------
Short Term Bond Fund                                  48,098
-------------------------------------------------------------
Asset Manager Fund                                   698,774
-------------------------------------------------------------
Balanced Fund                                      1,180,318
-------------------------------------------------------------
Conservative Allocation Fund                           6,550
-------------------------------------------------------------
Growth Allocation Fund                                 6,614
-------------------------------------------------------------
Moderate Allocation Fund                               6,530
-------------------------------------------------------------
Moderate Growth Allocation Fund                        6,531
-------------------------------------------------------------

(E) INDEPENDENT DIRECTORS AND TRUSTEES FEES. As of October 31, 2005, non-interested Directors and Trustees are paid an annual retainer of $62,000 plus reimbursement for travel and out-of-pocket expenses. As of October 31, 2005, the Lead Independent Director/Trustee and the Audit Committee Chair each receive an additional annual retainer of $10,000. The retainers are paid in the aggregate for the Company and the Trust.

(F) CAPITAL. At October 31, 2005 affiliates and employees of New York Life owned a significant number of shares of the Funds with the following values and percentages of net assets as follows:

All Cap Growth Fund                 $  256,186,172         81.3%
-----------------------------------------------------------------
All Cap Value Fund                      91,475,315         65.0
-----------------------------------------------------------------
Mid Cap Opportunity Fund                   271,384          0.2
-----------------------------------------------------------------
S&P 500 Index Fund                   1,378,829,324         88.7
-----------------------------------------------------------------
Small Cap Opportunity Fund             136,222,116         22.4
-----------------------------------------------------------------
Cash Reserves Fund                     164,220,514         32.6
-----------------------------------------------------------------
Floating Rate Fund                      46,140,878          6.2
-----------------------------------------------------------------
Indexed Bond Fund                      235,273,297         71.4
-----------------------------------------------------------------
Intermediate Term Bond Fund             98,913,560         76.5
-----------------------------------------------------------------
Short Term Bond Fund                    72,885,258         79.0
-----------------------------------------------------------------
Asset Manager Fund                     227,945,932         64.2
-----------------------------------------------------------------
Balanced Fund                          268,391,094         25.0
-----------------------------------------------------------------
Conservative Allocation Fund               256,134          1.0
-----------------------------------------------------------------
Growth Allocation Fund                     262,690          1.3
-----------------------------------------------------------------
Moderate Allocation Fund                   259,231          0.6
-----------------------------------------------------------------
Moderate Growth Allocation Fund            261,440          0.6
-----------------------------------------------------------------

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

(G) OTHER. Pursuant to the Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds are payable directly by the Funds. For year ended October 31, 2005, these fees, which are included in Professional fees shown on the Statement of Operations, were as follows:

All Cap Growth Fund                                  $18,241
-------------------------------------------------------------
All Cap Value Fund                                     8,751
-------------------------------------------------------------
Mid Cap Opportunity Fund                               5,211
-------------------------------------------------------------
S&P 500 Index Fund                                    92,087
-------------------------------------------------------------
Small Cap Opportunity Fund                            26,238
-------------------------------------------------------------
Cash Reserves Fund                                    31,365
-------------------------------------------------------------
Floating Rate Fund                                    38,134
-------------------------------------------------------------
Indexed Bond Fund                                     16,059
-------------------------------------------------------------
Intermediate Term Bond Fund                            8,816
-------------------------------------------------------------
Short Term Bond Fund                                   5,843
-------------------------------------------------------------
Asset Manager Fund                                    21,435
-------------------------------------------------------------
Balanced Fund                                         52,837
-------------------------------------------------------------
Conservative Allocation Fund                             613
-------------------------------------------------------------
Growth Allocation Fund                                   489
-------------------------------------------------------------
Moderate Allocation Fund                               1,151
-------------------------------------------------------------
Moderate Growth Allocation Fund                        1,030
-------------------------------------------------------------

                                                   www.MAINSTAYfunds.com     283

NOTE 4--FEDERAL INCOME TAXES:

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

                                               ACCUMULATED                OTHER           UNREALIZED                TOTAL
                             ORDINARY              CAPITAL            TEMPORARY         APPRECIATION          ACCUMULATED
                               INCOME       GAINS (LOSSES)          DIFFERENCES       (DEPRECIATION)          GAIN (LOSS)
All Cap Growth Fund       $        --      $   (42,678,420)     $            --      $    82,563,712      $    39,885,292
-------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund          1,123,798           (7,768,816)             (18,413)          16,290,087            9,626,656
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Opportunity
  Fund                      2,433,598            3,728,140                   --            3,971,293           10,133,031
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund         18,362,847          (31,516,953)              94,685          151,622,364          138,562,943
-------------------------------------------------------------------------------------------------------------------------
Small Cap
  Opportunity Fund         35,367,872           28,164,184                   --           30,889,664           94,421,720
-------------------------------------------------------------------------------------------------------------------------
Cash Reserves Fund                 --               (3,497)                  --                   --               (3,497)
-------------------------------------------------------------------------------------------------------------------------
Floating Rate Fund            790,910           (3,394,736)          (1,201,095)             919,864           (2,885,057)
-------------------------------------------------------------------------------------------------------------------------
Indexed Bond Fund              82,276           (3,307,890)              20,499           (4,075,171)          (7,280,286)
-------------------------------------------------------------------------------------------------------------------------
Intermediate Term
  Bond Fund                   319,563           (8,591,092)             (93,851)          (1,400,581)          (9,765,961)
-------------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund           45,669           (3,066,449)            (138,553)          (1,037,742)          (4,197,075)
-------------------------------------------------------------------------------------------------------------------------
Asset Manager Fund          5,637,042          (34,183,372)             (95,786)          38,942,459           10,300,343
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund              18,081,448           33,164,107                   --           19,475,778           68,701,333
-------------------------------------------------------------------------------------------------------------------------
Conservative
  Allocation Fund             121,934                   --                   --              (81,133)              40,801
-------------------------------------------------------------------------------------------------------------------------
Growth Allocation
  Fund                        131,065                   --                   --              249,988              381,053
-------------------------------------------------------------------------------------------------------------------------
Moderate Allocation
  Fund                        141,241                   --                   --              159,260              300,501
-------------------------------------------------------------------------------------------------------------------------
Moderate Growth
  Allocation Fund              74,412                   --                   --              419,019              493,431
-------------------------------------------------------------------------------------------------------------------------

At October 31, 2005, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                CAPITAL LOSS
                                    AVAILABLE         AMOUNT
                                      THROUGH        (000'S)
All Cap Growth Fund                      2009     $13,987
                                         2010      17,488
                                         2011       2,904
                                         2012       8,299
------------------------------------------------------------
                                                  $42,678
------------------------------------------------------------
All Cap Value Fund                       2010     $   897
                                         2011       6,872
------------------------------------------------------------
                                                  $ 7,769
------------------------------------------------------------
S&P 500 Index Fund                       2010     $26,182
                                         2013       5,335
------------------------------------------------------------
                                                  $31,517
------------------------------------------------------------
Cash Reserves Fund                       2012     $     3
                                         2013           1
------------------------------------------------------------
                                                  $     4
------------------------------------------------------------
Floating Rate Fund                       2012     $   229
                                         2013       3,166
------------------------------------------------------------
                                                  $ 3,395
------------------------------------------------------------

                                                CAPITAL LOSS
                                    AVAILABLE         AMOUNT
                                      THROUGH        (000'S)
Indexed Bond Fund                        2007     $ 1,410
                                         2008       1,793
                                         2009         105
------------------------------------------------------------
                                                  $ 3,308
------------------------------------------------------------
Intermediate Term Bond Fund              2007     $ 4,032
                                         2008       3,661
                                         2010         898
------------------------------------------------------------
                                                  $ 8,591
------------------------------------------------------------
Short Term Bond Fund                     2006     $    63
                                         2007         572
                                         2008         758
                                         2009         159
                                         2010          35
                                         2011          --(a)
                                         2012         296
                                         2013       1,183
------------------------------------------------------------
                                                  $ 3,066
------------------------------------------------------------
Asset Manager Fund                       2011     $34,183
------------------------------------------------------------

(a) Less than one thousand.

The All Cap Growth, All Cap Value, Indexed Bond, Intermediate Term Bond and Asset Manager Funds utilized

 284   MainStay Funds

$10,156,504, $10,989,463, $210,127, $894,519 and $19,969,747, respectively, of capital loss carryforwards during the year ended October 31, 2005. In addition, the Short Term Bond Fund had $192,144 of capital loss carryforwards that expired.

The Balanced Fund acquired $131,759 in capital loss carryforwards as a result of acquisition of Strategic Value Fund. There is no limitation to the utilization of this capital loss carryover.

The MainStay Short Term Bond Fund (formerly the Eclipse Short Term Bond Fund) acquired $420,163 in capital loss carryforwards as a result of the acquisition of the Eclipse Ultra Short Duration Fund. There were no capital loss carryforwards acquired by the MainStay Intermediate Term Bond Fund (formerly the Eclipse Bond Fund) as a result of the acquisition of the Eclipse Core Bond Plus Fund (see Note 8).

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended October 31, 2005 and 2004 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for which the tax components of the distributions are shown below.

                                                                          2005                            2004
                                                              -----------------------------   -----------------------------
                                                                  TAX-BASED       TAX-BASED       TAX-BASED       TAX-BASED
                                                              DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
                                                                       FROM            FROM            FROM            FROM
                                                                   ORDINARY       LONG-TERM        ORDINARY       LONG-TERM
                                                                     INCOME           GAINS          INCOME           GAINS
Mid Cap Opportunity                                           $     232,682   $   1,159,326   $          --   $     109,583
---------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunity Fund                                       17,781,133      22,870,569         422,312       8,952,827
---------------------------------------------------------------------------------------------------------------------------
Cash Reserves Fund                                               10,727,700              --       2,455,778              --
---------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                     9,280,146       9,086,982       3,948,204       1,497,531
---------------------------------------------------------------------------------------------------------------------------

NOTE 5--FINANCIAL INSTRUMENTS:

The S&P 500 Index Fund's, Indexed Bond Fund's and Asset Manager Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The S&P 500 Index Fund invests in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

NOTE 6--COMMITMENTS AND CONTINGENCIES:

At October 31, 2005, the Floating Rate Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                                      UNFUNDED
BORROWER                                                            COMMITMENT
American Seafoods Group LLC, due 9/30/12                           $   181,717
------------------------------------------------------------------------------
Hanley Wood LLC, due 12/31/06                                          423,841
------------------------------------------------------------------------------
Warner Chilcott Corp., due 1/31/06                                     552,050
------------------------------------------------------------------------------
Warner Chilcott Corp., due 6/30/06                                     110,410
------------------------------------------------------------------------------

Each of these commitments are available until the maturity date of the security.

                                                   www.MAINSTAYfunds.com     285

NOTE 7--FUND SECURITIES LOANED, FOREIGN CURRENCY, FOREIGN CURRENCY FORWARD CONTRACTS, WRITTEN OPTIONS AND RESTRICTED SECURITIES:

As of October 31, 2005, the following Funds had securities on loan and received collateral as follows:

                                                           MARKET
                                                         VALUE OF
                                                       SECURITIES
                                                          ON LOAN      COLLATERAL
All Cap Growth Fund                                 $  40,391,438   $ 41,479,939
---------------------------------------------------------------------------------
All Cap Value Fund                                     13,874,697     14,589,904
---------------------------------------------------------------------------------
Mid Cap Opportunity Fund                               13,565,335     14,027,743
---------------------------------------------------------------------------------
S&P 500 Index Fund                                    115,816,857    119,640,748
---------------------------------------------------------------------------------
Small Cap Opportunity Fund                            100,916,164    105,122,493
---------------------------------------------------------------------------------
Indexed Bond Fund                                      50,200,092     51,288,491
---------------------------------------------------------------------------------
Intermediate Term Bond Fund                             2,257,699      2,309,675
---------------------------------------------------------------------------------
Short Term Bond Fund                                    3,238,018      3,325,050
---------------------------------------------------------------------------------
Asset Manager Fund                                     26,049,444     26,832,976
---------------------------------------------------------------------------------
Balanced Fund                                          61,269,902     63,289,642
---------------------------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the lending procedures of the Funds. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

As of October 31, 2005, the Asset Manager Fund held the following currencies:

                        CURRENCY                                   COST         VALUE
Canadian Dollar                            C$    351,024    $  293,065    $  297,201
Euro                                       E     842,192     1,029,516     1,009,325
Hong Kong Dollar                           HK$ 4,812,000       619,213       620,735
Pound Sterling                             L      92,571       164,064       163,851
-------------------------------------------------------------------------------------
                                                            $2,105,858    $2,091,112
-------------------------------------------------------------------------------------

As of October 31, 2005, the Intermediate Term Bond Fund had the following open foreign currency forward contracts:

                                                       CONTRACT      CONTRACT
INTERMEDIATE                                             AMOUNT        AMOUNT        UNREALIZED
TERM BOND FUND                                             SOLD     PURCHASED      DEPRECIATION
Foreign Currency Sale Contracts
-----------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, Expiring 1/6/06               E     9,100   $    10,922   $           (23)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward contracts:
                                                                                $           (23)
-----------------------------------------------------------------------------------------------

During the year ended October 31, 2005, the All Cap Growth and All Cap Value Funds had the following transactions in Written Options:

                                                    NUMBER OF
ALL CAP GROWTH FUND                                 CONTRACTS     PREMIUM
Options outstanding at October 31, 2004                     0   $       0
-------------------------------------------------------------------------
Options--written                                          (48)     (9,696)
-------------------------------------------------------------------------
Options--expired                                           48       9,696
-------------------------------------------------------------------------
Options outstanding at October 31, 2005                     0   $       0
-------------------------------------------------------------------------

                                                    NUMBER OF
ALL CAP VALUE FUND                                  CONTRACTS     PREMIUM
Options outstanding at October 31, 2004                     0   $       0
-------------------------------------------------------------------------
Options--written                                          (75)    (12,525)
-------------------------------------------------------------------------
Options--expired                                           75      12,525
-------------------------------------------------------------------------
Options outstanding at October 31, 2005                     0   $       0
-------------------------------------------------------------------------

As of October 31, 2005, the Balanced Fund held restricted securities as follows:

                                                                     PRINCIPAL
                                                         DATE(S) OF    AMOUNT/               10/31/2005   PERCENTAGE OF
SECURITY                                                ACQUISITION     SHARES       COST         VALUE      NET ASSETS
Skilled Healthcare Group, Inc.
  Common Stock                                               3/1/05        27      $  0(a)  $       432            0.0%(b)
-----------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                              12/3/02     2,795        22           3,815             0.0(b)
-----------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                              4/21/04       130         1               1             0.0(b)
-----------------------------------------------------------------------------------------------------------------------
MMH Holdings, Inc.
  Common Stock                                        3/5/99-6/4/02       197       202           1,044             0.0(b)
-----------------------------------------------------------------------------------------------------------------------
                                                                                   $225     $     5,292            0.0%(b)
-----------------------------------------------------------------------------------------------------------------------

(a) Less than $0.50.

(b) Less than one tenth of a percent.

 286   MainStay Funds

NOTE 8--FUND ACQUISITIONS:

(A) On February 11, 2005, Balanced Fund acquired the assets, including the investments, and assumed the identified liabilities of Strategic Value Fund, a series of the Mainstay Funds Trust.

This reorganization was completed after shareholders approved the plan on February 2, 2005. The aggregate net assets of MainStay Balanced Fund immediately before the acquisition were $639,429,462 and the combined net assets after the acquisition was $694,383,426.

The acquisition was accomplished by a tax-free exchange of the following:

                                                         SHARES          VALUE
MainStay Strategic Value Fund
------------------------------------------------------------------------------
Class A                                               1,380,980   $15,888,219
------------------------------------------------------------------------------
Class B                                               3,260,303    37,464,604
------------------------------------------------------------------------------
Class C                                                 139,338     1,601,141
------------------------------------------------------------------------------

In exchange for the Mainstay Strategic Value Fund shares and net assets, Mainstay Balanced Fund issued the following number of shares:

                                                         SHARES
Class A                                                592,705
---------------------------------------------------------------
Class B                                              1,400,861
---------------------------------------------------------------
Class C                                                 59,858
---------------------------------------------------------------

MainStay Strategic Value Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment loss:

                                                                                                  ACCUMULATED    UNDISTRIBUTED
                                                      TOTAL NET                     UNREALIZED   NET REALIZED   NET INVESTMENT
                                                         ASSETS   CAPITAL STOCK   APPRECIATION           LOSS             LOSS
MainStay Strategic Value Fund                       $54,953,964    $49,992,302    $ 5,174,475    $  (211,049)    $    (1,764)
------------------------------------------------------------------------------------------------------------------------------

(B) On December 11, 2003, MainStay Short Term Bond Fund (formerly Eclipse Short Term Bond Fund) acquired the assets, including the investments, and assumed the identified liabilities of Eclipse Ultra Short Duration Fund.

This reorganization was completed after shareholders approved the plan on September 24, 2003. The aggregate net assets of MainStay Short Term Bond Fund immediately before the acquisition was $35,809,687 and the combined net assets after the acquisition was $110,548,775.

The acquisition was accomplished by a tax-free exchange of the following:

                                                         SHARES          VALUE
Eclipse Ultra Short Duration Fund
------------------------------------------------------------------------------
No-Load Class                                         7,456,363   $74,520,760
------------------------------------------------------------------------------
Service Class                                            21,691       218,328
------------------------------------------------------------------------------

In exchange for the Eclipse Ultra Short Duration Fund shares and net assets, MainStay Short Term Bond Fund issued the following number of shares:

                                                         SHARES
No-Load Class                                        7,983,823
---------------------------------------------------------------
Service Class                                           23,275
---------------------------------------------------------------

                                                   www.MAINSTAYfunds.com     287

Eclipse Ultra Short Duration Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences:

                                                                                                                TEMPORARY
                            TOTAL NET              CAPITAL           UNREALIZED      ACCUMULATED NET          BOOK-TO-TAX
                               ASSETS                STOCK         APPRECIATION        REALIZED LOSS          DIFFERENCES
Eclipse Ultra Short
  Duration Fund           $74,739,088          $75,334,518      $        78,654      $      (420,163)     $      (253,921)
-------------------------------------------------------------------------------------------------------------------------

(C) On December 11, 2003, Intermediate Term Bond Fund (formerly Eclipse Bond
Fund) acquired the of the following: assets, including the investments, and assumed the identified liabilities of Eclipse Core Bond Plus Fund.

This reorganization was completed after shareholders approved the plan on September 24, 2003. The aggregate net assets of Intermediate Term Bond Fund immediately before the acquisition was $123,809,905 and the combined net assets after the acquisition was $150,603,301.

The acquisition was accomplished by a tax-free exchange of the following:

                                                         SHARES          VALUE
Eclipse Core Bond Plus Fund                           2,614,400   $26,793,396
------------------------------------------------------------------------------

In exchange for the Eclipse Core Bond Plus Fund shares and net assets, MainStay Intermediate Term Bond Fund issued the following number of shares:

                                                         SHARES
No-Load Class                                        2,713,657
---------------------------------------------------------------

Eclipse Core Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and temporary book-to-tax differences:

                                                                                           TEMPORARY
                            TOTAL NET              CAPITAL           UNREALIZED          BOOK-TO-TAX
                               ASSETS                STOCK         APPRECIATION          DIFFERENCES
Eclipse Core Bond
  Plus Fund               $26,793,396          $26,387,302      $       312,011              $94,083
----------------------------------------------------------------------------------------------------

NOTE 9--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of each Fund of the Company and Trust. Custodial fees are charged to each Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by each Fund. Formerly, The Bank of New York acted as custodian.

NOTE 10--LINE OF CREDIT:

The Funds, and certain affiliated funds, with the exception of the Cash Reserves Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

 288   MainStay Funds

                       This page intentionally left blank

                                                   www.MAINSTAYfunds.com     289

NOTE 11--PURCHASE AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchase and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                  ALL CAP               ALL CAP               MID CAP
                                GROWTH FUND           VALUE FUND          OPPORTUNITY FUND
                            -------------------   -------------------   --------------------
                            PURCHASES    SALES    PURCHASES    SALES    PURCHASES    SALES
U.S. Government              $    --    $    --    $    --    $    --   $     --    $     --
--------------------------------------------------------------------------------------------
All Others                    89,588     91,856     53,633     55,180    186,735     114,090
--------------------------------------------------------------------------------------------
Total                        $89,588    $91,856    $53,633    $55,180   $186,735    $114,090
--------------------------------------------------------------------------------------------

                             INTERMEDIATE TERM                               ASSET MANAGER
                                 BOND FUND         SHORT TERM BOND FUND           FUND
                            --------------------   --------------------   --------------------
                            PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
U.S. Government             $225,825    $234,737   $140,487    $130,942   $106,400    $105,481
----------------------------------------------------------------------------------------------
All Others                    34,285      61,795         --      12,758    208,365     204,119
----------------------------------------------------------------------------------------------
Total                       $260,110    $296,532   $140,487    $143,700   $314,765    $309,600
----------------------------------------------------------------------------------------------

                             MODERATE GROWTH
                             ALLOCATION FUND
                            -----------------
                            PURCHASES   SALES
U.S. Government              $    --    $ --
---------------------------------------------------------------------------------------
All Others                    41,905     347
---------------------------------------------------------------------------------------
Total                        $41,905    $347
---------------------------------------------------------------------------------------

NOTE 12--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares were as follows:

                                                              ALL CAP GROWTH FUND
                                      -------------------------------------------------------------------
                                      CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C
                                      -------   -------   -------   -------   -------   -------   -------
                                                                                   JANUARY 2, 2004*
                                                   YEAR ENDED                           THROUGH
                                                OCTOBER 31, 2005                   OCTOBER 31, 2004
Shares sold                             411       301        89      1,811      786       198       31
---------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions             --        --        --         --       --        --       --
---------------------------------------------------------------------------------------------------------
                                        411       301        89      1,811      786       198       31
---------------------------------------------------------------------------------------------------------
Shares redeemed                        (449)      (50)      (12)    (2,494)     (92)       (8)      (2)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (38)      251        77       (683)     694       190       29
---------------------------------------------------------------------------------------------------------

                                              ALL CAP GROWTH FUND
                                      -----------------------------------
                                          CLASS I         SERVICE CLASS+
                                      ----------------   ----------------
                                                         NOVEMBER 1, 2003
                                         YEAR ENDED          THROUGH
                                      OCTOBER 31, 2004   JANUARY 9, 2004
Shares sold                                 1,736                20
-------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions                   --                --
-------------------------------------------------------------------------
                                            1,736                20
-------------------------------------------------------------------------
Shares redeemed                            (6,663)             (602)
-------------------------------------------------------------------------
Net increase (decrease)                    (4,927)             (582)
-------------------------------------------------------------------------

                                                            MID CAP OPPORTUNITY FUND
                                       -------------------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C
                                       -------   -------   -------   -------   -------   -------   -------
                                                                                    JANUARY 2, 2004*
                                                    YEAR ENDED                           THROUGH
                                                 OCTOBER 31, 2005                   OCTOBER 31, 2004
Shares sold                             1,468      820       732       405       298       259       220
----------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions               10       10         7        22        --        --        --(a)
----------------------------------------------------------------------------------------------------------
                                        1,478      830       739       427       298       259       220
----------------------------------------------------------------------------------------------------------
Shares redeemed                          (139)    (100)      (66)     (324)      (18)      (10)       (6)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                 1,339      730       673       103       280       249       214
----------------------------------------------------------------------------------------------------------

                                            MID CAP OPPORTUNITY FUND
                                       -----------------------------------
                                           CLASS I         SERVICE CLASS+
                                       ----------------   ----------------
                                                          NOVEMBER 1, 2003
                                          YEAR ENDED          THROUGH
                                       OCTOBER 31, 2004   JANUARY 9, 2004
Shares sold                                   398                 1
--------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions                    5                --(a)
--------------------------------------------------------------------------
                                              403                 1
--------------------------------------------------------------------------
Shares redeemed                              (266)               (1)
--------------------------------------------------------------------------
Net increase (decrease)                       137                --(a)
--------------------------------------------------------------------------

*   Commencement of Operations.
+   Service Class ceased operations on January 9, 2004.
(a) Less than one thousand shares.

 290   MainStay Funds

         S & P 500             SMALL CAP            FLOATING RATE            INDEXED
        INDEX FUND          OPPORTUNITY FUND            FUND                BOND FUND
    -------------------   --------------------   -------------------   --------------------
    PURCHASES    SALES    PURCHASES    SALES     PURCHASES    SALES    PURCHASES    SALES
    $     --    $    --   $     --    $     --   $     --    $    --   $514,632    $432,179
-------------------------------------------------------------------------------------------
     320,998     78,486    940,597     633,623    554,458     69,608     35,724      10,599
-------------------------------------------------------------------------------------------
    $320,998    $78,486   $940,597    $633,623   $554,458    $69,608   $550,356    $442,778
-------------------------------------------------------------------------------------------

          BALANCED            CONSERVATIVE            GROWTH
            FUND             ALLOCATION FUND     ALLOCATION FUND     MODERATE ALLOCATION FUND
    ---------------------   -----------------   ------------------   -------------------------
    PURCHASES     SALES     PURCHASES   SALES   PURCHASES   SALES      PURCHASES       SALES
    $       --   $    875    $    --    $ --     $    --    $   --      $    --         $ --
----------------------------------------------------------------------------------------------
     1,327,440    729,286     25,159     412      21,192     2,207       45,783          485
----------------------------------------------------------------------------------------------
    $1,327,440   $730,161    $25,159    $412     $21,192    $2,207      $45,783         $485
----------------------------------------------------------------------------------------------

                                               ALL CAP VALUE FUND
    ---------------------------------------------------------------------------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C       CLASS I         SERVICE CLASS+
    -------   -------   -------   -------   -------   -------   -------   ----------------   ----------------
                                                 JANUARY 2, 2004*                            NOVEMBER 1, 2003
                 YEAR ENDED                           THROUGH                YEAR ENDED          THROUGH
              OCTOBER 31, 2005                   OCTOBER 31, 2004         OCTOBER 31, 2004   JANUARY 9, 2004
      383       344        72      1,310      842       315        83           1,925                37
-------------------------------------------------------------------------------------------------------------
        6         1        --         97       --        --        --              --                --
-------------------------------------------------------------------------------------------------------------
      389       345        72      1,407      842       315        83           2,097                41
-------------------------------------------------------------------------------------------------------------
     (186)      (73)      (20)    (2,094)     (99)       (9)      (11)         (7,122)             (521)
-------------------------------------------------------------------------------------------------------------
      203       272        52       (687)     743       306        72          (5,025)             (480)
-------------------------------------------------------------------------------------------------------------

                             S&P 500 INDEX FUND                                  SMALL CAP OPPORTUNITY FUND
    ---------------------------------------------------------------------   -------------------------------------
    CLASS A   CLASS I       CLASS A          CLASS I      SERVICE CLASS+    CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   ----------------   -----------   ----------------   -------   -------   -------   -------
                        JANUARY 2, 2004*   YEAR ENDED    NOVEMBER 1, 2003
       YEAR ENDED           THROUGH        OCTOBER 31,       THROUGH                     YEAR ENDED
    OCTOBER 31, 2005    OCTOBER 31, 2004      2004       JANUARY 9, 2004              OCTOBER 31, 2005
     4,823    16,052         13,266          12,887              652         9,644     1,764     2,342     8,155
-----------------------------------------------------------------------------------------------------------------
       124       588             --             382               81           206       164        49     1,634
-----------------------------------------------------------------------------------------------------------------
     4,947    16,640         13,266          13,269              733         9,850     1,928     2,391     9,789
-----------------------------------------------------------------------------------------------------------------
    (4,578)   (9,684)        (2,530)         (7,821)          (8,845)       (1,245)     (211)     (173)   (4,157)
-----------------------------------------------------------------------------------------------------------------
       369     6,956         10,736           5,448           (8,112)        8,605     1,717     2,218     5,632
-----------------------------------------------------------------------------------------------------------------

                    SMALL CAP OPPORTUNITY FUND
     --------------------------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS I    SERVICE CLASS+
     -------   -------   -------   -------   ----------------
     JANUARY 2, 2004*       YEAR ENDED       NOVEMBER 1, 2003
          THROUGH           OCTOBER 31,          THROUGH
     OCTOBER 31, 2004          2004          JANUARY 9, 2004
      1,473      874       311      6,894            9
-------------------------------------------------------------
         --(a)    --        --(a)     538            4
-------------------------------------------------------------
      1,473      874       311      7,432           13
-------------------------------------------------------------
       (148)     (63)      (11)    (7,065)         (79)
-------------------------------------------------------------
      1,325      811       300        367          (66)
-------------------------------------------------------------

                                                    www.MAINSTAYfunds.com    291

                                                                                CASH RESERVE FUND
                                                 --------------------------------------------------------------------------------
                                                 CLASS I    SWEEP SHARES CLASS   CLASS I    SWEEP SHARES CLASS    SERVICE CLASS+
                                                 --------   ------------------   --------   ------------------   ----------------
                                                                                                                 NOVEMBER 1, 2003
                                                          YEAR ENDED                      YEAR ENDED                 THROUGH
                                                       OCTOBER 31, 2005                OCTOBER 31, 2004          JANUARY 9, 2004
Shares sold                                       625,554         283,633         506,073         136,262              2,796
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
 distributions                                      5,646           5,082           1,742             544                  6
---------------------------------------------------------------------------------------------------------------------------------
                                                  631,200         288,715         507,815         136,806              2,802
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                  (645,555)       (278,490)       (482,326)       (148,842)           (20,300)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                           (14,355)         10,225          25,489         (12,036)           (17,498)
---------------------------------------------------------------------------------------------------------------------------------

                                                          INTERMEDIATE TERM BOND FUND
                                      -------------------------------------------------------------------
                                      CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C
                                      -------   -------   -------   -------   -------   -------   -------
                                                                                   JANUARY 2, 2004*
                                                   YEAR ENDED                           THROUGH
                                                OCTOBER 31, 2005                   OCTOBER 31, 2004
Shares sold                             380       275       140      1,933      948       313       114
---------------------------------------------------------------------------------------------------------
Shares issued in connection with
 acquisition of Core Bond Plus or
 Ultra Short Duration Fund (b)           --        --        --         --       --        --        --
---------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions             23         8         3        401       15         3         1
---------------------------------------------------------------------------------------------------------
                                        403       283       143      2,334      963       316       115
---------------------------------------------------------------------------------------------------------
Shares redeemed                        (384)     (109)      (61)    (5,955)    (153)      (42)      (21)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                  19       174        82     (3,621)     810       274        94
---------------------------------------------------------------------------------------------------------

                                          INTERMEDIATE TERM BOND FUND
                                      -----------------------------------
                                          CLASS I         SERVICE CLASS+
                                      ----------------   ----------------
                                                         NOVEMBER 1, 2003
                                         YEAR ENDED          THROUGH
                                      OCTOBER 31, 2004   JANUARY 9, 2004
Shares sold                                 4,199                12
-------------------------------------------------------------------------
Shares issued in connection with
 acquisition of Core Bond Plus or
 Ultra Short Duration Fund (b)              2,714                --
-------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions                  469                 4
-------------------------------------------------------------------------
                                            7,382                16
-------------------------------------------------------------------------
Shares redeemed                            (5,453)             (603)
-------------------------------------------------------------------------
Net increase (decrease)                     1,929              (587)
-------------------------------------------------------------------------

                                                                        BALANCED FUND
                             ---------------------------------------------------------------------------------------------------
                             CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2   CLASS A   CLASS B   CLASS C   CLASS I
                             -------   -------   -------   -------   --------   --------   -------   -------   -------   -------
                                                                                           JANUARY 2, 2004*       YEAR ENDED
                                                     YEAR ENDED                                 THROUGH           OCTOBER 31,
                                                  OCTOBER 31, 2005                         OCTOBER 31, 2004          2004
Shares sold                   8,053     4,414     4,412     4,686     2,002       3,078     4,783     2,597     1,184     4,080
--------------------------------------------------------------------------------------------------------------------------------
Share issued in connection
 with acquisition of
 Strategic Value Fund (b)       593     1,401        60        --        --          --        --        --        --        --
--------------------------------------------------------------------------------------------------------------------------------
Shares issued in
 reinvestment of dividends
 and distributions              157        75        32       269        65          37        18         4         2       172
--------------------------------------------------------------------------------------------------------------------------------
                              8,803     5,890     4,504     4,955     2,067       3,115     4,801     2,601     1,186     4,252
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed              (1,630)     (693)     (393)   (2,033)     (388)     (1,242)     (543)     (120)      (46)   (3,293)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)       7,173     5,197     4,111     2,922     1,679       1,873     4,258     2,481     1,140       959
--------------------------------------------------------------------------------------------------------------------------------

                                          BALANCED FUND
                              --------------------------------------
                              CLASS R1   CLASS R2    SERVICE CLASS+
                              --------   --------   ----------------
                                                    NOVEMBER 1, 2003
                                                        THROUGH
                                                    JANUARY 9, 2004
Shares sold                    1,255        933             222
--------------------------------------------------------------------
Share issued in connection
 with acquisition of
 Strategic Value Fund (b)         --         --              --
--------------------------------------------------------------------
Shares issued in
 reinvestment of dividends
 and distributions                 4          2              15
--------------------------------------------------------------------
                               1,259        935             237
--------------------------------------------------------------------
Shares redeemed                  (64)      (174)         (1,033)
--------------------------------------------------------------------
Net increase (decrease)        1,195        761            (796)
--------------------------------------------------------------------

*   Commencement of Operations.
+   Service Class ceased operations on January 9, 2004.
(a) Less than one thousand shares.
(b) On February 11, 2005 and pursuant to shareholder approval, the assets and liabilities of the MainStay Strategic Value Fund were acquired by the MainStay Balanced Fund. On December 11, 2003 and pursuant to shareholder approval, the assets and liabilities of the Eclipse Core Bond Plus Fund were acquired by the Eclipse Bond Fund which was subsequently renamed MainStay Intermediate Term Bond Fund. Also on December 11, 2003 and pursuant to shareholder approval, the assets and liabilities of the Eclipse Ultra Short Duration Fund were acquired by the Eclipse Short Term Bond Fund which was subsequently renamed MainStay Short Term Bond Fund.

 292   MainStay Funds

                                 FLOATING RATE FUND                                          INDEXED BOND FUND
    -----------------------------------------------------------------------------   ------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS I       CLASS A
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ----------------
                                                        MAY 3, 2004*                                    JANUARY 2, 2004*
                 YEAR ENDED                                THROUGH                     YEAR ENDED           THROUGH
              OCTOBER 31, 2005                        OCTOBER 31, 2004              OCTOBER 31, 2005    OCTOBER 31, 2004
     44,145    4,013    12,798      744     26,911     4,259     8,981      228      3,351     9,555         6,085
------------------------------------------------------------------------------------------------------------------------
        933      140       280       18        130        27        38        2        206       925            98
------------------------------------------------------------------------------------------------------------------------
     45,078    4,153    13,078      762     27,041     4,286     9,019      230      3,557    10,480         6,183
------------------------------------------------------------------------------------------------------------------------
    (19,862)  (1,739)   (4,814)     (62)    (1,615)     (475)     (467)      (1)    (1,877)   (4,488)       (1,840)
------------------------------------------------------------------------------------------------------------------------
     25,216    2,414     8,264      700     25,426     3,811     8,552      229      1,680     5,992         4,343
------------------------------------------------------------------------------------------------------------------------

              INDEXED BOND FUND
     ------------------------------------
         CLASS I         SERVICE CLASS+
     ----------------   -----------------
                        NOVEMBER 1, 2003
        YEAR ENDED           THROUGH
     OCTOBER 31, 2004    JANUARY 9, 2004
           5,664                466
-----------------------------------------
             577                 14
-----------------------------------------
           6,241                480
-----------------------------------------
          (4,342)            (3,312)
-----------------------------------------
           1,899             (2,832)
-----------------------------------------

                            SHORT TERM BOND FUND                                     ASSET MANAGER FUND
    ---------------------------------------------------------------------   -------------------------------------
    CLASS A   CLASS I       CLASS A          CLASS I      SERVICE CLASS+    CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   ----------------   -----------   ----------------   -------   -------   -------   -------
       YEAR ENDED       JANUARY 2, 2004*   YEAR ENDED    NOVEMBER 1, 2003
       OCTOBER 31,          THROUGH        OCTOBER 31,       THROUGH                     YEAR ENDED
          2005          OCTOBER 31, 2004      2004       JANUARY 9, 2004              OCTOBER 31, 2005
      352        878          2,158           2,000             25           2,069     1,305      295      2,327
-----------------------------------------------------------------------------------------------------------------
       --         --             23           7,984             --              --        --       --         --
-----------------------------------------------------------------------------------------------------------------
       12        110             10             100             --(a)           65        20        3        267
-----------------------------------------------------------------------------------------------------------------
      364        988          2,191          10,084             25           2,134     1,325      298      2,594
-----------------------------------------------------------------------------------------------------------------
     (254)    (1,787)        (1,628)         (3,598)           (84)         (1,009)     (297)    (103)    (3,241)
-----------------------------------------------------------------------------------------------------------------
      110       (799)           563           6,486            (59)          1,125     1,028      195       (647)
-----------------------------------------------------------------------------------------------------------------

                        ASSET MANAGER FUND
     --------------------------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS I    SERVICE CLASS+
     -------   -------   -------   -------   ----------------
     JANUARY 2, 2004*       YEAR ENDED       NOVEMBER 1, 2003
          THROUGH           OCTOBER 31,          THROUGH
     OCTOBER 31, 2004          2004          JANUARY 9, 2004
      5,079     1,655      268      2,819             72
-------------------------------------------------------------
         --        --       --         --             --
-------------------------------------------------------------
         --        --       --(a)     437             53
-------------------------------------------------------------
      5,079     1,655      268      3,256            125
-------------------------------------------------------------
       (676)      (53)     (15)    (6,750)        (3,132)
-------------------------------------------------------------
      4,403     1,602      253     (3,494)        (3,007)
-------------------------------------------------------------

        CONSERVATIVE ALLOCATION FUND               GROWTH ALLOCATION FUND                 MODERATE ALLOCATION FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
               APRIL 4, 2005*                          APRIL 4, 2005*                          APRIL 4, 2005*
                   THROUGH                                 THROUGH                                 THROUGH
              OCTOBER 31, 2005                        OCTOBER 31, 2005                        OCTOBER 31, 2005
     1,339      920       291        1       1,034      785       93         1       2,445     1,954      292        1
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
         4        2        --       --          --       --       --        --           4         1       --       --
-------------------------------------------------------------------------------------------------------------------------
     1,343      922       291        1       1,034      785       93         1       2,449     1,955      292        1
-------------------------------------------------------------------------------------------------------------------------
       (34)     (28)       (6)      --         (15)      (7)      (7)       --        (123)      (48)      (6)      --
-------------------------------------------------------------------------------------------------------------------------
     1,309      894       285        1       1,019      778       86         1       2,326     1,907      286        1
-------------------------------------------------------------------------------------------------------------------------

        MODERATE GROWTH ALLOCATION FUND
     -------------------------------------
     CLASS A   CLASS B   CLASS C   CLASS I
     -------   -------   -------   -------
                APRIL 4, 2005*
                    THROUGH
               OCTOBER 31, 2005
      2,209     1,698      327        1
------------------------------------------
------------------------------------------
         --        --       --       --
------------------------------------------
      2,209     1,698      327        1
------------------------------------------
        (47)      (23)      (5)      --
------------------------------------------
      2,162     1,675      322        1
------------------------------------------

                                                    www.MAINSTAYfunds.com    293

NOTE 13--SUBSEQUENT EVENT:

On November 4, 2005, the MainStay Growth Equity Fund, a series of Eclipse Funds Inc. commenced operations.

NOTE 14--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises are cooperating fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter, the SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of the Eclipse Funds Inc. or the Eclipse Funds.

 294   MainStay Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds Inc. and the Board of Trustees and Shareholders of
Eclipse Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eclipse Funds Inc., comprising the MainStay All Cap Growth, MainStay All Cap Value, MainStay S&P 500 Index, MainStay Cash Reserves, MainStay Floating Rate, MainStay Indexed Bond, MainStay Intermediate Term Bond, MainStay Short Term Bond, MainStay Asset Manager, MainStay Conservative Allocation, MainStay Growth Allocation, MainStay Moderate Allocation and MainStay Moderate Growth Allocation Funds, and Eclipse Funds, comprising the MainStay Mid Cap Opportunity, MainStay Small Cap Opportunity and MainStay Balanced Funds, (each a "Fund" and collectively, the "Funds"), as of October 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2002 were audited by other auditors, whose report dated December 17, 2002, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of October 31, 2005, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

                                                    www.MAINSTAYfunds.com    295

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Funds include additional information about the Board Members and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                                                                                               NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                                     IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                           OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                            BOARD MEMBER     BOARD MEMBER
        ---------------------------------------------------------------------------------------------------------------------

        LAWRENCE GLACKEN  Director since     Retired.                                                18         None
        10/22/27          1991 and Trustee
                          since 2000
        ---------------------------------------------------------------------------------------------------------------------
        PETER MEENAN(1)   Director and       Consultant; President and Chief Executive               18         Trustee, The
        12/5/41           Trustee since      Officer of Babson-United, Inc. (2000 to 2004);                     Vantagepoint
                          2002               Head of Global Funds, Citicorp (1995 to 1999).                     Funds.
        ---------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Director since     Retired.                                                18         None
        MULHEARN          1991 and Trustee
        3/11/47           since 2000
        ---------------------------------------------------------------------------------------------------------------------
        SUSAN B.          Director since     President, Strategic Management Advisors LLC.           18         Director,
        KERLEY(2)         1991 and Trustee                                                                      SSB/Citi
        8/12/51           since 2000                                                                            Mutual Funds.
        ---------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD                                                   NUMBER OF FUNDS      OTHER
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                         IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                          OVERSEEN BY OFFICER  HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel, and          64           None
        ANSELMI           Officer since      Secretary, New York Life Investment Management
        10/19/46          2003               LLC (including predecessor advisory
                                             organizations); General Counsel and Secretary,
                                             New York Life Investment Management Holdings
                                             LLC; Senior Vice President, New York Life
                                             Insurance Company; Vice President and
                                             Secretary, McMorgan & Company LLC; Secretary,
                                             NYLIM Service Company LLC, NYLCAP Manager LLC,
                                             and Madison Capital Funding LLC; Chief Legal
                                             Officer, The MainStay Funds and MainStay VP
                                             Series Fund, Inc., and McMorgan Funds;
                                             Managing Director and Senior Counsel, Lehman
                                             Brothers Inc. (October 1998 to December 1999);
                                             General Counsel and Managing Director, JP
                                             Morgan Investment Management Inc. (1986 to
                                             September 1998).
        -------------------------------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and      Director and Manager of Fund Accounting and             64           None
        ARIZMENDI         Principal          Administration, New York Life Investment
        10/26/56          Financial and      Management LLC (since March 2003); Treasurer
                          Accounting         and Principal Financial and Accounting
                          Officer since      Officer, The MainStay Funds, MainStay VP
                          2005               Series Fund, Inc., and McMorgan Funds (since
                                             December 2005); Assistant Treasurer, The
                                             MainStay Funds, Eclipse Funds, Eclipse Funds
                                             Inc., MainStay VP Series Fund, Inc. and
                                             McMorgan Funds (1992 to December 2005).
        -------------------------------------------------------------------------------------------------------------------------

1. Mr. Meenan has been appointed Chairman of the Audit Committee.
2. Ms. Kerley has been designated the Lead Independent Trustee/Director.

 296   MainStay Funds

                          POSITION(S) HELD                                                   NUMBER OF FUNDS      OTHER
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                         IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                          OVERSEEN BY OFFICER  HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life                 37           None
        BLUNT             2005               Investment Management LLC and New York Life
        5/13/62                              Investment Management Holdings LLC (since July
                                             2004); Manager and Executive Vice President,
                                             NYLIM Product Distribution, NYLIFE
                                             Distributors LLC (since January 2005);
                                             Chairman, NYLIM Service Company LLC (since
                                             March 2005); Chairman and Class C Director,
                                             New York Life Trust Company, FSB (since
                                             December 2004); Chairman, New York Life Trust
                                             Company (since February 2005); President, The
                                             MainStay Funds (since May 2005); Chairman and
                                             Chief Executive Officer, Giving Capital, Inc.
                                             (2001 to June 2004); Chief Marketing
                                             Officer--Americas, Merrill Lynch Investment
                                             Managers (1999 to 2001); President, Mercury
                                             Funds Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------------------------------
        PATRICK G. BOYLE  Executive Vice     Executive Vice President, New York Life                 18           New York Life
        11/24/53          President since    Investment Management LLC (including                                 Trust Company;
                          2003               predecessor advisory organizations) (2002 to                         Madison Capital
                                             present); Senior Managing Director, New York                         Funding LLC.
                                             Life Investment Management LLC, (2000 to
                                             2002); Senior Vice President, Pension
                                             Department, New York Life Insurance Company
                                             (1991 to 2000); Director, Eclipse Funds Inc.
                                             (1990 to 2003); Trustee, New York Life
                                             Investment Management Institutional Funds
                                             (2002 to 2003).
        -------------------------------------------------------------------------------------------------------------------------
        TONY ELAVIA       Senior Vice        Senior Managing Director, New York Life                 18           None
        1/11/56           President since    Investment Management LLC; Chief Investment
                          2005               Officer of NYLIM Equity Investors Group;
                                             Managing Director and Senior Portfolio Manager
                                             of the Large Cap Growth team of Putnam
                                             Investments (1998 to 2004).
        -------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management           58           None
        HARRINGTON        Administration     LLC (including predecessor advisory
        2/8/59            since 2005         organizations); Vice
                                             President--Administration, MainStay VP Series
                                             Fund, Inc. and The MainStay Funds (since June
                                             2005).
        -------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--   Managing Director and Chief Compliance                  58           None
        MICUCCI           Compliance since   Officer, New York Life Investment Management
        12/16/65          2004               LLC (June 2003 to present); Chief Compliance
                                             Officer, New York Life Investment Management
                                             Holdings LLC (June 2003 to present); Managing
                                             Director, Compliance, NYLIFE Distributors LLC;
                                             Vice President--Compliance, The MainStay Funds
                                             and MainStay VP Series Fund, Inc.; Deputy
                                             Chief Compliance Officer, New York Life
                                             Investment Management LLC (September 2002 to
                                             June 2003); Vice President and Compliance
                                             Officer, Goldman Sachs Asset Management
                                             (November 1999 to August 2002).
        -------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General                 58           None
        MORRISON          2004               Counsel, New York Life Investment Management
        3/26/56                              LLC (since June 2004); Managing Director and
                                             Secretary, NYLIFE Distributors LLC; Secretary,
                                             The MainStay Funds and MainStay VP Series
                                             Fund, Inc.; Chief Legal Officer--Mutual Funds
                                             and Vice President and Corporate Counsel, The
                                             Prudential Insurance Company of America (2000
                                             to June 2004).
        -------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com    297

                          POSITION(S) HELD                                                   NUMBER OF FUNDS      OTHER
        NAME AND          WITH FUND AND      PRINCIPAL OCCUPATION(S)                         IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                          OVERSEEN BY OFFICER  HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
        GARY E.           Chief Executive    Chief Executive Officer, Chairman, and                  58           None
        WENDLANDT         Officer since      Manager, New York Life Investment Management
        10/8/50           2005               LLC (including predecessor advisory
                                             organizations) and New York Life Investment
                                             Management Holdings LLC; Executive Vice
                                             President, New York Life Insurance Company;
                                             Executive Vice President and Manager, NYLIFE
                                             LLC; Chairman, McMorgan & Company LLC, Madison
                                             Capital Funding LLC, and NYLCAP Manager LLC;
                                             Manager, MacKay Shields LLC; Executive Vice
                                             President, New York Life Insurance and Annuity
                                             Corporation; Chairman, Chief Executive
                                             Officer, and Director, MainStay VP Series
                                             Fund, Inc.; (21 portfolios); Chairman, Chief
                                             Executive Officer, and Trustee, The MainStay
                                             Funds (19 portfolios); Executive Vice
                                             President and Chief Investment Officer,
                                             MassMutual Life Insurance Company (1993 to
                                             1999).
        -------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--   Vice President, New York Life Insurance                 58           None
        ZUCCARO           Tax since 1993     Company; Vice President, New York Life
        12/12/49                             Insurance and Annuity Corporation, New York
                                             Life Trust Company, FSB, NYLIFE Insurance
                                             Company of Arizona, NYLIFE LLC, and NYLIFE
                                             Securities, Inc.; Vice President, Tax, NYLIFE
                                             Distributors LLC; Tax Vice President, New York
                                             Life International, LLC; New York Life Trust
                                             Company, and NYLIM Service Company LLC; Vice
                                             President--Tax, The MainStay Funds and
                                             MainStay VP Series Fund, Inc.
        -------------------------------------------------------------------------------------------------------------------------

 298   MainStay Funds

FEDERAL INCOME TAX INFORMATION -- UNAUDITED

The Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Funds' fiscal year end (October 31, 2005) as to the federal tax status of dividends paid by the Funds during such fiscal year. Accordingly, the following Funds paid long-term capital gain distributions of:


Mid Cap Opportunity Fund                       $ 1,159,326
----------------------------------------------------------
Small Cap Opportunity Fund                     $22,870,569
----------------------------------------------------------
Balanced Fund                                  $ 9,086,982
----------------------------------------------------------

A portion of the dividends paid by the following Funds during the fiscal year ended October 31, 2005 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for qualified dividend income and for the corporate dividend-received deduction.

                                            QDI%     DRD%
All Cap Value                              98.1%       98.3%
------------------------------------------------------------
Mid Cap Opportunity                        11.3        84.5
------------------------------------------------------------
S&P 500 Index                             100.0       100.0
------------------------------------------------------------
Small Cap Opportunity                       9.5         9.6
------------------------------------------------------------
Asset Manager                              60.9        61.8
------------------------------------------------------------
Balanced                                   22.5        27.8
------------------------------------------------------------

In January 2006, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2005. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end October 31, 2005.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Funds' website at www.mainstayfunds.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782), visiting the Funds' website at www.mainstayfunds.com, or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

     INFORMATION ON THIS PAGE HAS NOT BEEN AUDITED.

                                                    www.MAINSTAYfunds.com    299

                       This page intentionally left blank

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                 SEC File Number: 811-04847 (Eclipse Funds)

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                 SEC File Number: 811-06175 (Eclipse Funds Inc.)

NYLIM-AO8110         (RECYCLE LOGO)                     MS473-05     MS11g-12/05

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended during the period covered by the report to designate new individuals as the PEO and PFO; a copy of the amended Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Peter Meenan. Mr. Meenan is "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     The aggregate fees billed for the fiscal year ended October 31, 2005 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $83,575. The aggregate fees billed for the fiscal period ended October 31, 2004 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that were normally provided by the KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $72,383.

(b) Audit Related Fees

     The aggregate fees billed for the fiscal year ended October 31, 2005 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2004 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $7,500. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $9,500 during the fiscal year ended October 31, 2005, and (ii) $19,250, during the fiscal year ended October 31, 2004. The aggregate fees billed for professional services rendered by the Registrant's predecessor auditor for tax compliance, tax advice, and tax planning were $1,500 during the fiscal year ended October 31, 2005. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

     The aggregate fees billed for the fiscal year ended October 31, 2005 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2004 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f) None of the hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2005 and October 31, 2004 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were approximately $15,000 for 2005 and $0 for 2004.

(h) The Registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President
Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President
Date: January 6, 2006


By: /s/ Arphiela Arizmendi
    ---------------------------------
    ARPHIELA ARIZMENDI
    Treasurer and Principal Financial
    and Accounting Officer
Date: January 6, 2006

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.